UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

John A. Blaisdell, President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. - Reports to Stockholders.

The following are copies of the reports transmitted to shareholders of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund, Forward Total MarketPlus Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

FORWARD FUNDS Annual Report December 31, 2015

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward Investment Grade Fixed-Income Fund

Forward Total MarketPlus Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC.

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2015

1

Shareholder Update	December 31, 2015

A MESSAGE FROM:	John A. Blaisdell Chief Executive Officer

Dear Shareholder:

The importance of a diversified portfolio has never been more evident after a year of slow growth and high levels of volatility across markets globally. As we enter 2016, we anticipate investors may face many of the same concerns. We believe traditional stock and bond portfolios are generally not adaptive or resilient enough in challenging markets. At Salient, we have assembled portfolio management teams to oversee investment strategies designed to serve as the essential building blocks of efficient and effective portfolios.

A slowdown in growth, namely from China, reverberated through markets during the latter half of the year. Many of the gains in the U.S. equity market were erased by year-end and the falling price of oil was regularly in the headlines. These concerns did not dissuade the Federal Reserve in December from embarking on the first of several outlined interest rate increases. Investors had few safe havens in 2015, and 2016 is expected to generate similarly low returns.

In the second half of 2015, Salient completed the integration of Forward Management, LLC. After the acquisition in June, the combined firm aligned investment teams and strategies. Our platform includes over 50 investment professionals in offices located in Houston, San Francisco and Newport Beach. Products span a range of asset classes, including master limited partnerships (MLPs), real estate, fixed income, credit and managed futures. In November, we announced that the combined organization will operate as Salient and unveiled a new logo and branding that reflects qualities that we believe differentiate our firm. In 2016, we will unveil a redesigned SalientPartners.com website.

In closing, I want to thank you, our shareholders, for the opportunity to be your investment partner. We will strive to keep earning your trust as we continue to advance and evolve our capabilities.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

December 31, 2015	2

Shareholder Update	December 31, 2015

A MESSAGE FROM:	Lee Partridge, CAIA, CFA Chief Investment Officer

Dear Shareholder:

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s decision to raise interest rates in December suggests. Growth concerns also plagued China and Europe, and along with the divergence of Central Bank policy, spawned headwinds for investors. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

2015 Summary

The S&P 500 Index generated a 1.38% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of -0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.60%. Energy stocks were the biggest detractor (-21.12%) followed by materials stocks (-8.38%). Small cap stocks, as represented by the Russell 2000 Index, posted a -4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost -10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index (DAX), advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled -14.60% during the year.

High yield bonds finished the year down -4.47%, as measured by the Barclays U.S. Corporate High-Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

2016 Outlook

As we approach the eighth year of this current market expansion, we would like to share our thoughts on market positioning, which includes an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1.	We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.

2.	In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.

3.	The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.

4.	The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.

5.	Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with overindebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12-month earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasurys yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

3	December 31, 2015

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Sincerely,

Lee Partridge, CAIA, CFA

Chief Investment Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Federal funds target rate is the overnight lending rate that the Federal Open Market Committee seeks to obtain through money markets in an effort to achieve the maximum rate of economic growth.

German Stock Index (DAX) is a stock index that represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Margin of safety (safety margin) is the difference between the intrinsic value of a stock and its market price.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index that measures stock prices on the Tokyo Stock Exchange.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

One cannot invest directly in an index.

Lee Partridge has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by CFA Institute.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2016 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2015	4

Fund Commentary and Performance (Unaudited)

Forward Frontier Strategy Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Frontier Strategy Fund’s Institutional Class shares returned -20.80%, underperforming its benchmark, the MSCI Frontier Markets Index, which returned -14.07%.

In 2015, frontier markets gave back their positive gains from the preceding two years, largely echoing issues in the emerging markets and commodities arenas. To that end, frontier markets were more or less in line with emerging markets, underperforming their more developed counterparts in 2015.

While 2014 was defined by structural changes in the MSCI Frontier Markets Index, as Qatar and UAE graduated to emerging markets, 2015 was defined by the steady decline of commodity prices and challenges in the emerging markets. As developed market indices took a volatile path to mostly flat returns by year-end, frontier and emerging markets were definitive laggards, as countries and regions broadly retreated throughout the year. In the fourth quarter, only a third of the countries in the index generated positive returns. From a regional perspective, Latin America achieved the strongest results, led by Argentina’s 25.65% gain. Countering those gains, African and Middle Eastern regions struggled, headlined by Nigeria and Bahrain, which declined by -9.86% and -16.64%, respectively. Ukraine’s political and economic challenges led to its reclassification to a standalone index, effectively removing it from the MSCI Frontier Markets Index.

For the year, the story was even starker, as only three of 24 countries had positive returns—Estonia, Lebanon and Romania—which accounts for roughly 7.5% of the index. Asian and Latin American regions declined only modestly, while Middle Eastern and African nations contributed heavily to losses in 2015. Kuwait and Nigeria, holding the largest weights in the index, contributed the most to negative returns, although in absolute terms, Kazakhstan and Bulgaria were the worst performers, returning -46.21% and -34.99%, respectively.

The majority of performance in the fund is delivered via investments in total returns swaps on the MSCI Frontier Market Index; therefore, the use of derivatives is the primary source of return for the fund. The fund also invests in short-dated government and corporate bonds, which detracted -0.89% from performance. The underperformance relative to the benchmark was largely due to transactions costs and financing fees.

5	December 31, 2015

Forward Frontier Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	6

Forward Frontier Strategy Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-21.01%	-3.37%	0.67%	12/31/08
Institutional Class	-20.80%	-3.17%	0.84%	12/31/08
Advisor Class(c)	-20.79%	N/A	-3.29%	05/02/11
Class Z	-20.71%	-3.03%	2.56%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2011 Forward Frontier Strategy Fund was known as Forward Frontier MarketStrat Fund. Prior to September 20, 2010 Forward Frontier MarketStrat Fund was known as Forward Frontier Markets Fund. Prior to May 1, 2010, Forward Frontier Markets Fund was known as Accessor Frontier Markets Fund.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward High Yield Bond Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward High Yield Bond Fund’s Institutional Class shares returned -4.24%. Its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned -4.64%.

The high-yield market started strong in 2015. The U.S. economy was growing, demand for goods and services was robust, as evidenced by healthy corporate earnings, and the capital markets were thriving. Most high-yield companies continued to take advantage of the low-interest-rate environment through the first half of the year, pricing debt at attractive yields. Proceeds were primarily used for mergers and acquisitions (M&A), share repurchases, dividends and capital expenditures. In the early months of 2015, energy companies were just beginning to deal with the drop in the price of crude oil, which had begun in November 2014.

Beginning in June, however, a number of factors collectively hurt the high-yield asset class, and continued to do so through the remainder of 2015. Energy companies began to suffer and negative pricing pressure on most energy-related bonds became severe. Coal-related companies also experienced weakness in demand and pricing. The economic slowdown in China began to affect other metals and mining credits. The contagion from the energy and metals and mining sectors, in turn, began to pressure other areas of the high-yield market during the second half of the year. Moreover, a series of large M&A transactions, the Moody’s downgrade of Sprint’s credit rating to Caa1, investigations into pharmaceutical drug pricing and brokerage firms’ reluctance to make markets caused a severe repricing of the high-yield asset class. Fund flows turned negative, contributing to a lack of liquidity in high-yield markets.

In this environment, the fund delivered negative absolute returns but outperformed its benchmark. From a sector perspective, the underweighting of the basic industry and energy sectors benefited performance versus the benchmark. Overweight allocations to consumer goods, retail and transportation issues also aided relative performance. Additionally, positive credit selection and the avoidance of severely distressed securities limited the fund’s downside. However, allocations to the energy and telecommunications sectors detracted from fund performance, as falling oil prices and excessive supply negatively impacted the energy sector and leveraged M&A transactions and rating agency downgrades hurt the telecommunications sector.

December 31, 2015	8

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2015

Forward High Yield Bond Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-4.81%	3.96%	5.36%	5.73%	05/01/00
Institutional Class	-4.24%	4.41%	5.78%	6.15%	05/01/00
Class C (with CDSC)(c)	-6.10%	3.45%	4.78%	6.07%	12/30/02
Class C (without CDSC)(d)	-5.20%	3.45%	4.78%	6.07%	12/30/02
Class Z	-4.24%	4.50%	N/A	8.60%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward High Yield Bond Fund was known as Accessor High Yield Bond Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	10

Fund Commentary and Performance (Unaudited)

Forward Investment Grade Fixed-Income Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned -0.76%, slightly underperforming its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 0.15%.

The market environment might best be characterized by a tone of caution, as investors contended with the end of quantitative easing in the U.S., declining global growth, falling commodity prices, increasing levels of debt and the growing threat of terrorism. These factors culminated in a benign interest-rate environment in which 10-year U.S. Treasury yields ended the year within 1/10th of 1% from where they started the year. By contrast, the spread of credit-sensitive bonds over U.S. Treasurys widened over the course of the year as concerns about energy credits were highlighted as well as more general concerns about the overall credit environment. The spread of the Barclays U.S. Corporate High-Yield Bond Index widened from 4.83% over U.S. Treasurys at the beginning of the year to 6.60% by the end of the year.

In this environment, the fund performed in line with its benchmark. The fund maintained exposure to credit-sensitive bonds, mortgage-backed securities and U.S. Treasury securities over the course of the year. Modest gains in U.S. Treasury securities were offset by modest losses in the credit and mortgage-backed exposures of the fund during the year.

The fund accessed its exposure to corporate bonds and mortgage-backed securities through a combination of exchange-traded funds and credit default swaps. These instruments generated returns that were similar to the underlying instruments they were intended to replicate.

11	December 31, 2015

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	12

Forward Investment Grade Fixed-Income Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-1.47%	2.45%	3.30%	4.12%	07/14/98
Institutional Class	-0.76%	2.99%	3.81%	5.14%	06/15/92
Class Z	-0.67%	3.07%	N/A	5.23%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective December 1, 2014, the Trust and Forward Management terminated the sub-advisory agreement with Pacific Investment Management Company LLC (“PIMCO “). The fund is now advised solely by Forward Management. Performance figures shown for periods before December 1, 2014, represent performance of the fund while being sub-advised by PIMCO. Prior to May 1, 2010, Forward Investment Grade Fixed-Income Fund was known as Accessor Investment Grade Fixed-Income Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Total MarketPlus Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Total MarketPlus Fund’s Institutional Class shares returned -0.89%, slightly underperforming its benchmark, the Russell 3000 Index, which returned 0.48%.

U.S. equities experienced their weakest annual performance results since 2008, finishing a volatile year with lackluster returns. Although tepid, domestic equity results outpaced those of international equity markets. Large-capitalization shares continued to outperform their smaller-capitalization counterparts for the year.

Forward Total MarketPlus Fund uses a portable alpha or beta-plus strategy in an attempt to outperform the benchmark. This strategy entails using total return swaps to generate benchmark (beta) exposure, and then collateralizes this exposure with a diversified, low duration, high-quality fixed-income portfolio. The strategy may overlay the beta with low-volatility alpha strategies in an effort to outperform the benchmark. The strategy benefited modestly from positive performance in the fixed-income portfolio in 2015, and it did not seek to engage in alpha strategies during the year.

The fund utilizes total return swaps to achieve the majority of its returns. In this capacity, the index composition favors the larger cap names of the U.S. stock universe; it benefited from the outperformance of those stocks relative their small-cap counterparts. In general, U.S. stocks outperformed all other major equity indices in 2015, adding value to shareholders, especially on a relative basis.

The investment team deployed the cash held as collateral for the fund’s swap contracts into a high-quality, short-duration, fixed-income portfolio to help generate additional return without incurring excessive duration or credit risk. The fixed-income portfolio contributed 0.15% to fund performance in 2015. The underperformance of the fund can be attributed to fund expenses.

December 31, 2015	14

Forward Total MarketPlus Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2015

Forward Total MarketPlus Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-1.24%	9.48%	5.36%	5.33%	06/24/98
Institutional Class	-0.89%	9.90%	5.80%	9.53%	08/24/92
Class Z	-0.76%	10.03%	N/A	15.13%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund. Prior to May 1, 2011 Forward Extended MarketPlus Fund was known as Forward SMIDPlus Fund. Prior to September 20, 2010 Forward SMIDPlus Fund was known as Forward Small to Mid Cap Fund. Prior to May 1, 2010, Forward Small to Mid Cap Fund was known as Accessor Small to Mid Cap Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	16

Fund Commentary and Performance (Unaudited)

Forward Balanced Allocation Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Balanced Allocation Fund’s Institutional Class shares returned -6.27%. The fund’s blended benchmark, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index, returned -4.29%.

Equities provided lackluster returns in 2015. At home, the S&P 500 Index saw domestic equities gain just 1.38%, while international developed equities, as represented by the MSCI EAFE Index, lost -0.81% over the year. Emerging markets sharply underperformed developed equity markets, as evidenced by the MSCI Emerging Markets Index decline of -14.60%. Performance among world fixed-income markets was mixed: the Barclays U.S. Government/Credit Bond Index posted a gain of 0.15%, the Barclays U.S. Corporate High-Yield Bond Index closed the year lower by -4.47%, and the Credit Suisse Emerging Market Corporate Bond Index finished the year 1.02% higher.

Toward the end of the year, monetary policy set the tone and directionality of markets. Developed markets generally advanced as the U.S. Federal Reserve (Fed) provided policy certainty—raising interest rates for the first time in almost a decade after its December meeting. The rate hike signaled a return to a more normalized policy stance, and it showed that the slow-going economic recovery is now self-sustaining.

The Fed’s tightening move was at odds with other central banks around the globe as they either maintained or extended their easing policies during the course of the year. In Europe, while the expansion of the European Central Bank’s (ECB) quantitative easing (QE) program was not forthcoming as broadly expected, the bank remained highly accommodative with its aggressive and open-ended QE program. The Bank of Japan augmented its QE program to push out the duration of bond purchases allowed under current terms. By doing so, it attempted to smooth the decline of the entire yield curve, effectively using its last in a long line of weapons for spurring economic growth and inflation through cheap debt.

The policy certainty provided by the Fed, along with the appearance of a stabilization of China and developed international equities, saw a cessation of the slide in emerging market equities near year-end. China’s third quarter gross domestic product figures revealed a 6.9% growth rate, representing the slowest pace since the first quarter of 2009, but surprisingly exceeding market expectations.

Against this backdrop, the fund underperformed its benchmark, maintaining a 50% equity and 50% fixed-income mixture throughout the year. (The fund allocates its assets between equities and bonds, with an allocation target of 50% equities and 50% bonds.) In terms of equity decisions, the fund experienced a negative allocation effect from overweighting emerging market and U.S. stocks at the beginning of the year when developed international stocks were outperforming. A steady decrease in allocation to emerging markets did help performance throughout the year, as the fund went from strongly overweight at the beginning of 2015 to ending the year underweight. Additionally, an overweight to U.S. stocks in November and December helped performance, as U.S. stocks rallied in those months and preserved a positive year. In fixed income, a steady and increasing overweight to emerging market corporate debt was most additive, while an underweight to high yield also contributed to returns.

Manager selection generally detracted from returns in 2015 as several underlying funds underperformed their stated benchmarks. The largest contributors to returns from a manager selection standpoint were Forward Credit Analysis Long/Short Fund and Forward High Yield Bond Fund. The largest detractors in 2015 were allocations to Forward EM Corporate Debt Fund and Forward Frontier Strategy Fund, as they underperformed their benchmarks by the largest amounts.

17	December 31, 2015

Forward Balanced Allocation Fund

UNDERLYING FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	26.33%
Forward International Dividend Fund—Forward Management, LLC	118	19.26%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	9	12.03%
Forward EM Corporate Debt Fund—Forward Management, LLC	69	7.96%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	126	6.72%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	34	5.09%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	52	5.06%	(a)
Forward Emerging Markets Fund—Forward Management, LLC	70	4.70%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	53	3.68%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	58	2.28%
Forward Frontier Strategy Fund—Forward Management, LLC	64	2.05%
Forward International Real Estate Fund—Forward Management, LLC	65	1.82%	(a)
Forward Real Estate Fund—Forward Management, LLC	61	1.14%	(a)
Net Other Assets and Liabilities		1.88%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	18

Forward Balanced Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-6.78%	1.05%	1.74%	2.28%	12/27/00
Institutional Class	-6.27%	1.57%	2.26%	2.79%	12/27/00
Class A (with sales load)(c)	-11.96%	0.02%	1.30%	2.74%	09/29/03
Class A (without sales load)(d)	-6.60%	1.22%	1.90%	3.24%	09/29/03
Class C (with CDSC)(e)	-8.17%	0.56%	1.24%	3.24%	12/30/02
Class C (without CDSC)(f)	-7.25%	0.56%	1.24%	3.24%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Balanced Allocation Fund was known as Accessor Balanced Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Growth & Income Allocation Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Growth & Income Allocation Fund’s Institutional Class shares returned -6.71%. The fund’s blended benchmark, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index, returned -4.43%.

Equities provided lackluster returns in 2015. At home, the S&P 500 Index saw domestic equities gain just 1.38%, while international developed equities, as represented by the MSCI EAFE Index, lost -0.81% over the year. Emerging markets sharply underperformed developed equity markets, as evidenced by the MSCI Emerging Markets Index decline of -14.60%. Performance among world fixed-income markets was mixed: the Barclays U.S. Government/Credit Bond Index posted a gain of 0.15%, the Barclays U.S. Corporate High-Yield Bond Index closed the year lower by -4.47%, and the Credit Suisse Emerging Market Corporate Bond Index finished the year 1.02% higher.

Toward the end of the year, monetary policy set the tone and directionality of markets. Developed markets generally advanced as the U.S. Federal Reserve (Fed) provided policy certainty—raising interest rates for the first time in almost a decade after its December meeting. The rate hike signaled a return to a more normalized policy stance, and it showed that the slow-going economic recovery is now self-sustaining.

The Fed’s tightening move was at odds with other central banks around the globe as they either maintained or extended their easing policies during the course of the year. In Europe, while the expansion of the European Central Bank’s (ECB) quantitative easing (QE) program was not forthcoming as broadly expected, the bank remained highly accommodative with its aggressive and open-ended QE program. The Bank of Japan augmented its QE program to push out the duration of bond purchases allowed under current terms. By doing so, it attempted to smooth the decline of the entire yield curve, effectively using its last in a long line of weapons for spurring economic growth and inflation through cheap debt.

The policy certainty provided by the Fed, along with the appearance of a stabilization of China and developed international equities, saw a cessation of the slide in emerging market equities near year-end. China’s third quarter gross domestic product figures revealed a 6.9% growth rate, representing the slowest pace since the first quarter of 2009, but surprisingly exceeding market expectations.

Against this backdrop, the fund underperformed its benchmark, maintaining a 60% equity and 40% fixed-income mixture throughout the year. (The fund allocates its assets between equities and bonds, with an allocation target of 60% equities and 40% bonds.) In terms of equity decisions, the fund experienced a negative allocation effect from overweighting emerging markets and U.S. stocks at the beginning of the year when developed international stocks were outperforming. A steady decrease in allocation to emerging markets did help through the year, as the fund went from strongly overweight at the beginning of 2015 to ending the year underweight. Additionally, an overweight to U.S. stocks in November and December helped performance, as U.S. stocks rallied in those months and preserved a positive year. In fixed income, a steady and increasing overweight to emerging market corporate debt was most additive, while an underweight to high yield also contributed to returns.

Manager selection generally detracted from returns in 2015 as several underlying funds underperformed their stated benchmarks. The largest contributors to returns from a manager selection standpoint were Forward Credit Analysis Long/Short Fund and Forward High Yield Bond Fund. The largest detractors in 2015 were allocations to Forward EM Corporate Debt Fund and Forward Frontier Strategy Fund as they underperformed their benchmarks by the largest amounts.

December 31, 2015	20

Forward Growth & Income Allocation Fund

UNDERLYING FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management, LLC	118	26.99%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	16.49%
Forward Total MarketPlus Fund—Forward Management, LLC	9	16.16%
Forward Emerging Markets Fund—Forward Management, LLC	70	8.60%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	126	7.07%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	34	4.97%	(a)
Forward EM Corporate Debt Fund—Forward Management, LLC	69	4.87%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	52	4.83%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	64	2.76%
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	53	2.35%	(a)
Forward International Real Estate Fund—Forward Management, LLC	65	1.60%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	58	1.29%
Forward Real Estate Fund—Forward Management, LLC	61	1.17%	(a)
Net Other Assets and Liabilities		0.85%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2015

Forward Growth & Income Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-7.22%	1.34%	1.57%	2.06%	12/27/00
Institutional Class	-6.71%	1.87%	2.08%	2.57%	12/27/00
Class A (with sales load)(c)	-12.39%	0.30%	1.12%	2.83%	09/29/03
Class A (without sales load)(d)	-7.08%	1.49%	1.72%	3.33%	09/29/03
Class C (with CDSC)(e)	-8.55%	0.84%	1.06%	3.42%	12/30/02
Class C (without CDSC)(f)	-7.65%	0.84%	1.06%	3.42%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Growth & Income Allocation Fund was known as Accessor Growth & Income Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	22

Fund Commentary and Performance (Unaudited)

Forward Growth Allocation Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Growth Allocation Fund’s Institutional Class shares returned -7.45%. The fund’s blended benchmark, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index, returned -4.74%.

Equities provided lackluster returns in 2015. At home, the S&P 500 Index saw domestic equities gain just 1.38%, while international developed equities, as represented by the MSCI EAFE Index, lost -0.81% over the year. Emerging markets sharply underperformed developed equity markets, as evidenced by the MSCI Emerging Markets Index decline of -14.60%. Performance among world fixed-income markets was mixed: the Barclays U.S. Government/Credit Bond Index posted a gain of 0.15%, the Barclays U.S. Corporate High-Yield Bond Index closed the year lower by -4.47%, and the Credit Suisse Emerging Market Corporate Bond Index finished the year 1.02% higher.

Toward the end of the year, monetary policy set the tone and directionality of markets. Developed markets generally advanced as the U.S. Federal Reserve (Fed) provided policy certainty—raising interest rates for the first time in almost a decade after its December meeting. The rate hike signaled a return to a more normalized policy stance, and it showed that the slow-going economic recovery is now self-sustaining.

The Fed’s tightening move was at odds with other central banks around the globe as they either maintained or extended their easing policies during the course of the year. In Europe, while the expansion of the European Central Bank’s (ECB) quantitative easing (QE) program was not forthcoming as broadly expected, the bank remained highly accommodative with its aggressive and open-ended QE program. The Bank of Japan augmented its QE program to push out the duration of bond purchases allowed under current terms. By doing so, it attempted to smooth the decline of the entire yield curve, effectively using its last in a long line of weapons for spurring economic growth and inflation through cheap debt.

The policy certainty provided by the Fed, along with the appearance of a stabilization of China and developed international equities, saw a cessation of the slide in emerging market equities near year-end. China’s third quarter gross domestic product figures revealed a 6.9% growth rate, representing the slowest pace since the first quarter of 2009, but surprisingly exceeding market expectations.

Against this backdrop, the fund underperformed its benchmark, maintaining an 80% equity and 20% fixed-income mixture throughout the year. (The fund allocates its assets between equities and bonds, with an allocation target of 80% equities and 20% bonds.) In terms of equity decisions, the fund experienced a negative allocation effect from overweighting emerging markets and U.S. stocks at the beginning of the year when developed international stocks were outperforming. A steady decrease in allocation to emerging markets did help through the year, as the fund went from strongly overweight at the beginning of 2015 to ending the year underweight. Additionally, an overweight to U.S. stocks in November and December helped performance in those months, as U.S. stocks rallied and preserved a positive year. In fixed income, a steady and increasing overweight to emerging market corporate debt was most additive, while an underweight to high yield also contributed to returns.

Manager selection generally detracted from returns in 2015 as several underlying funds underperformed their stated benchmarks. The largest contributors to returns from a manager selection standpoint were Forward Credit Analysis Long/Short Fund and Forward High Yield Bond Fund. The largest detractors in 2015 were allocations to Forward EM Corporate Debt Fund and Forward Frontier Strategy Fund as they underperformed their benchmarks by the largest amounts.

23	December 31, 2015

Forward Growth Allocation Fund

UNDERLYING FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management, LLC	118	31.59%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	9	19.21%
Forward Emerging Markets Fund—Forward Management, LLC	70	10.77%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	10.06%
Forward Dynamic Income Fund—Forward Management, LLC	52	5.17%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	34	4.69%	(a)
Forward International Real Estate Fund—Forward Management, LLC	65	4.06%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	64	3.27%
Forward EM Corporate Debt Fund—Forward Management, LLC	69	2.93%	(a)
Forward Real Estate Fund—Forward Management, LLC	61	2.90%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	126	2.70%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	53	1.58%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	58	0.87%
Net Other Assets and Liabilities		0.20%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	24

Forward Growth Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-7.90%	1.23%	1.08%	1.56%	12/27/00
Institutional Class	-7.45%	1.74%	1.58%	2.07%	12/27/00
Class A (with sales load)(c)	-13.02%	0.17%	0.63%	2.92%	09/29/03
Class A (without sales load)(d)	-7.73%	1.37%	1.23%	3.41%	09/29/03
Class C (with CDSC)(e)	-9.26%	0.73%	0.58%	3.71%	12/30/02
Class C (without CDSC)(f)	-8.36%	0.73%	0.58%	3.71%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Growth Allocation Fund was known as Accessor Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Income Builder Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Income Builder Fund’s Institutional Class shares returned -7.27%, and its benchmark, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI, returned -2.85%.

Equities provided lackluster returns in 2015. At home, the S&P 500 Index saw domestic equities gain just 1.38%, while international developed equities, as represented by the MSCI EAFE Index, lost -0.81% over the year. Emerging markets sharply underperformed developed equity markets, as evidenced by the MSCI Emerging Markets Index decline of -14.60%. Performance among world fixed-income markets was mixed: the Barclays U.S. Government/Credit Bond Index posted a gain of 0.15%, the Barclays U.S. Corporate High-Yield Bond Index closed the year lower by -4.47%, and the Credit Suisse Emerging Market Corporate Bond Index finished the year 1.02% higher.

Toward the end of the year, monetary policy set the tone and directionality of markets. Developed markets generally advanced as the U.S. Federal Reserve (Fed) provided policy certainty—raising interest rates for the first time in almost a decade after its December meeting. The rate hike signaled a return to a more normalized policy stance, and it showed that the slow-going economic recovery is now self-sustaining.

The Fed’s tightening move was at odds with other central banks around the globe as they either maintained or extended their easing policies during the course of the year. In Europe, while the expansion of the European Central Bank’s (ECB) quantitative easing (QE) program was not forthcoming as broadly expected, the bank remained highly accommodative with its aggressive and open-ended QE program. The Bank of Japan augmented its QE program to push out the duration of bond purchases allowed under current terms. By doing so, it attempted to smooth the decline of the entire yield curve, effectively using its last in a long line of weapons for spurring economic growth and inflation through cheap debt.

The policy certainty provided by the Fed, along with the appearance of a stabilization of China and developed international equities, saw a cessation of the slide in emerging market equities near year-end. China’s third-quarter gross domestic product figures revealed a 6.9% growth rate, representing the slowest pace since the first quarter of 2009, but surprisingly exceeding market expectations.

2015 presented investors with a wide variety of unique challenges, the most frustrating of which was the poor relative performance of any type of diversified portfolio. U.S. investors who tended to have a home bias felt the cost of diversification in 2015. U.S. stocks led the way once again in terms of performance, but ended the year with only a slight gain.

Forward Income Builder Fund continued to perform in terms of its primary objective, which is to deliver the highest yield for its 6.5% target level of volatility, although it underperformed its benchmark for the year.

The fund was overweight equities for the year, which detracted from performance as equity managers underperformed fixed-income managers. The fund’s largest positions were in preferred stocks, international dividend-paying stocks and emerging market dividend-paying stocks. The allocation to preferred stocks was additive from an allocation perspective, but manager performance served to mitigate that excess return. Allocations to international markets, both developed and emerging, proved challenging as international assets underperformed domestic counterparts. In addition, the underlying funds also underperformed their benchmarks. A modest allocation to U.S. real estate stocks was additive, despite underperformance relative its benchmark.

The fund was underweight fixed income. Its largest positions were in high yield bonds, high yield municipal bonds and emerging market corporate debt. Allocations to high yield bonds accounted for negative performance, although it was somewhat offset by positive manager performance during the year. Allocations to emerging market corporate debt and high yield municipal bonds were both positive contributors from an asset allocation perspective, although manager performance in the emerging market bond fund served as a headwind to performance over the year.

December 31, 2015	26

Forward Income Builder Fund

UNDERLYING FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward High Yield Bond Fund—First Western Capital Management Co.	58	24.76%
Forward EM Corporate Debt Fund—Forward Management, LLC	69	24.19%	(a)
Forward Select Income Fund—Forward Management, LLC	101	13.40%	(a)
Forward Emerging Markets Fund—Forward Management, LLC	70	10.91%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	53	10.61%	(a)
Forward International Dividend Fund—Forward Management, LLC	118	7.40%	(a)
Forward International Real Estate Fund—Forward Management, LLC	65	4.70%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	0.70%
Forward Real Estate Fund—Forward Management, LLC	61	0.59%	(a)
Net Other Assets and Liabilities		2.74%
		100.00%

(a) Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Income Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

27	December 31, 2015

Forward Income Builder Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-7.76%	3.35%	3.58%	3.65%	12/27/00
Institutional Class	-7.27%	3.87%	4.10%	4.16%	12/27/00
Class A (with sales load)(c)	-10.99%	2.82%	3.45%	3.26%	09/29/03
Class A (without sales load)(d)	-7.52%	3.61%	3.84%	3.59%	09/29/03
Class C (with CDSC)(e)	-9.07%	2.84%	3.07%	2.87%	12/30/02
Class C (without CDSC)(f)	-8.18%	2.84%	3.07%	2.87%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund. Prior to May 1, 2010, Forward Income Allocation Fund was known as Accessor Income Allocation Fund.

(c) Includes the effect of the maximum 3.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	28

Fund Commentary and Performance (Unaudited)

Forward Multi-Strategy Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Multi-Strategy Fund’s Institutional Class shares returned -8.32%, underperforming its benchmarks, the MSCI ACWI and the HFRI Fund of Funds Composite Index, which returned -1.84% and -0.23%, respectively.

Equities provided lackluster returns in 2015. At home, the S&P 500 Index saw domestic equities gain just 1.38%, while international developed equities, as represented by the MSCI EAFE Index, lost -0.81% over the year. Emerging markets sharply underperformed developed equity markets, as evidenced by the MSCI Emerging Markets Index decline of -14.60%. Performance among world fixed-income markets was mixed: the Barclays U.S. Government/Credit Bond Index posted a gain of 0.15%, the Barclays U.S. Corporate High-Yield Bond Index closed the year lower by -4.47%, and the Credit Suisse Emerging Market Corporate Bond Index finished the year 1.02% higher.

Toward the end of the year, monetary policy set the tone and directionality of markets. Developed markets generally advanced as the U.S. Federal Reserve (Fed) provided policy certainty—raising interest rates for the first time in almost a decade after its December meeting. The rate hike signaled a return to a more normalized policy stance, and it showed that the slow-going economic recovery is now self-sustaining.

The Fed’s tightening move was at odds with other central banks around the globe as they either maintained or extended their easing policies during the course of the year. In Europe, while the expansion of the European Central Bank’s (ECB) quantitative easing (QE) program was not forthcoming as broadly expected, the bank remained highly accommodative with its aggressive and open-ended QE program. The Bank of Japan augmented its QE program to push out the duration of bond purchases allowed under current terms. By doing so, it attempted to smooth the decline of the entire yield curve, effectively using its last in a long line of weapons for spurring economic growth and inflation through cheap debt.

The policy certainty provided by the Fed, along with the appearance of a stabilization of China and developed international equities, saw a cessation of the slide in emerging market equities near year-end. China’s third quarter gross domestic product figures revealed a 6.9% growth rate, representing the slowest pace since the first quarter of 2009, but surprisingly exceeding market expectations.

Against this backdrop, the fund underperformed its benchmark, with negative impact coming both from manager selection and asset allocation decisions. The fund invests in a number of alternative and long/short funds, which proved to be detrimental to total returns in 2015. The largest single contributor to negative return was Salient Alternative Beta Fund, followed by Forward International Dividend Fund, which reflected a negative allocation effect and negative manager performance. Finally, investments in emerging market and frontier market funds hurt performance during the year, as emerging markets trailed all other assets classes in 2015. On the positive side, Forward Dynamic Income Fund was the largest contributor to positive performance and mitigated some of the fund’s underperformance in 2015. The fund also held Forward Equity Long/Short Fund during the first half of the year, which contributed positively to performance.

29	December 31, 2015

Forward Multi-Strategy Fund

UNDERLYING FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Salient Trend Fund—Salient Advisors, L.P.	49	29.90%	(a)
Salient Risk Parity Fund—Salient Advisors, L.P.	48	26.96%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	9	19.01%
Forward International Dividend Fund—Forward Management, LLC	118	13.60%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	5.61%
Net Other Assets and Liabilities		4.92%
		100.00%

(a) Forward International Dividend Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com. Salient Risk Parity Fund and Salient Trend Fund’s December 31, 2015 Annual Report may be obtained at www.salientfunds.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	30

Forward Multi-Strategy Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-8.87%	1.31%	0.44%	0.76%	12/27/00
Institutional Class	-8.32%	1.86%	0.97%	1.28%	12/27/00
Class A (with sales load)(c)	-13.98%	0.29%	0.01%	2.74%	09/29/03
Class A (without sales load)(d)	-8.72%	1.48%	0.61%	3.23%	09/29/03
Class C (with CDSC)(e)	-10.21%	0.83%	-0.04%	3.58%	12/30/02
Class C (without CDSC)(f)	-9.33%	0.83%	-0.04%	3.58%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 3, 2012, Forward Multi-Strategy Fund was known as Forward Aggressive Growth Allocation Fund. Prior to May 1, 2010, Forward Aggressive Growth Allocation Fund was known as Accessor Aggressive Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31	December 31, 2015

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Frontier Strategy Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward High Yield Bond Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Investment Grade Fixed-Income Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Total MarketPlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

December 31, 2015	32

Investment Glossary

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Balanced Allocation Fund

Each allocation fund is a fund of funds that primarily invests in a mix of underlying Forward Funds and related mutual funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth & Income Allocation Fund

Each allocation fund is a fund of funds that primarily invests in a mix of underlying Forward Funds and related mutual funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

33	December 31, 2015

Investment Glossary

Forward Growth Allocation Fund

Each allocation fund is a fund of funds that primarily invests in a mix of underlying Forward Funds and related mutual funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income Builder Fund

Each allocation fund is a fund of funds that primarily invests in a mix of underlying Forward Funds and related mutual funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Multi-Strategy Fund

Each allocation fund is a fund of funds that primarily invests in a mix of underlying Forward Funds and related mutual funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

December 31, 2015	34

Investment Glossary

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Fund Benchmark Definitions

Balanced Allocation Blended Index: Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index.

Barclays Global Aggregate Bond Index: Barclays Global Aggregate Bond Index provides a broad-base measure of the global investment grade fixed-rate debt markets.

Barclays Global Aggregate GDP Weighted Index: Barclays Global Aggregate GDP Weighted Index represents a gross domestic product weighted index of global government, government-related, corporate and securitized fixed-income investments.

Barclays U.S. Government/Credit Bond Index: Barclays U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.

BofA Merrill Lynch U.S. High Yield Master II Index: BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Growth & Income Allocation Blended Index: Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index.

Growth Allocation Blended Index: Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index.

HFRI Fund of Funds Composite Index: HFRI Fund of Funds Composite Index is an equal-weighted index comprised of fund of funds. The index includes over 600 constituents, both domestic and offshore funds.

Income Builder Blended Index: Income Builder Blended Index is a hypothetical index constructed by Forward Management, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI.

35	December 31, 2015

Investment Glossary

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI GDP Weighted Index: MSCI ACWI GDP Weighted Index is a free float-adjusted market capitalization index that is designed to measure gross domestic product performance in global developed and emerging markets, including the United States.

MSCI Frontier Markets Index: MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.

Russell 3000 Index: Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. The index is composed of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Definition of Terms

Alpha is a coefficient measuring risk-adjusted performance.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Caa1 is a Moody’s long-term credit rating given to bond issuers that are judged to be speculative or poor standing and are subject to very high credit risk.

Credit default swap is a type of contract that offers a guarantee against the nonpayment of a loan by transferring the credit exposure of fixed-income products from the holder of the security to the seller of the swap.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

December 31, 2015	36

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Frontier Strategy Fund	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Investor Class
Actual	$1,000.00	$824.10	1.29%	$5.93

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Institutional Class
Actual	$1,000.00	$824.40	0.99%	$4.55

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Advisor Class
Actual	$1,000.00	$825.20	0.99%	$4.55

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class Z
Actual	$1,000.00	$826.00	0.89%	$4.10

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Forward High Yield Bond Fund
Investor Class
Actual	$1,000.00	$924.80	1.34%	$6.50

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$927.40	0.88%	$4.28

Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

37	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward High Yield Bond Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class C
Actual	$1,000.00	$922.10	1.84%	$8.91

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Class Z
Actual	$1,000.00	$927.90	0.83%	$4.03

Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Forward Investment Grade Fixed-Income Fund
Investor Class
Actual	$1,000.00	$1,001.70	1.15%	$5.80

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class
Actual	$1,000.00	$1,006.30	0.75%	$3.79

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class Z
Actual	$1,000.00	$1,006.80	0.65%	$3.29

Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31
Forward Total MarketPlus Fund
Investor Class
Actual	$1,000.00	$973.10	1.25%	$6.22

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Class
Actual	$1,000.00	$975.00	0.85%	$4.23

Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class Z
Actual	$1,000.00	$975.60	0.75%	$3.73

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Forward Balanced Allocation Fund
Investor Class
Actual	$1,000.00	$940.40	1.69%	$8.27

Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59
Institutional Class
Actual	$1,000.00	$942.90	1.21%	$5.93

Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
Class A
Actual	$1,000.00	$941.60	1.56%	$7.63

Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93

December 31, 2015	38

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Balanced Allocation Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class C
Actual	$1,000.00	$938.20	2.20%	$10.75

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Forward Growth & Income Allocation Fund
Investor Class
Actual	$1,000.00	$930.30	1.26%	$6.13

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Institutional Class
Actual	$1,000.00	$933.10	0.75%	$3.65

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class A
Actual	$1,000.00	$931.10	1.12%	$5.45

Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70
Class C
Actual	$1,000.00	$927.80	1.77%	$8.60

Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00
Forward Growth Allocation Fund
Investor Class
Actual	$1,000.00	$916.30	1.14%	$5.51

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Institutional Class
Actual	$1,000.00	$918.40	0.67%	$3.24

Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
Class A
Actual	$1,000.00	$916.60	1.01%	$4.88

Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Class C
Actual	$1,000.00	$913.90	1.66%	$8.01

Hypothetical	$1,000.00	$1,016.84	1.66%	$8.44
Forward Income Builder Fund
Investor Class
Actual	$1,000.00	$915.70	0.89%	$4.30

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Institutional Class
Actual	$1,000.00	$918.40	0.39%	$1.89

Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

39	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Income Builder Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class A
Actual	$1,000.00	$917.00	0.64%	$3.09

Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
Class C
Actual	$1,000.00	$913.70	1.39%	$6.70

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Forward Multi-Strategy Fund
Investor Class
Actual	$1,000.00	$919.30	0.89%	$4.31

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Institutional Class
Actual	$1,000.00	$922.90	0.39%	$1.89

Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99
Class A
Actual	$1,000.00	$920.60	0.74%	$3.58

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Class C
Actual	$1,000.00	$917.40	1.39%	$6.72

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2015	40

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 36.61%
Federal Home Loan Mortgage Corporation (FHLMC): 1.57%

	FHLMC
$ 10,940	1.937%, 12/01/30(a)(b)	$11,119

24,889	2.018%, 08/01/17(a)(b)	24,419

1,083	2.118%, 03/01/18(a)(b)	1,078

41,593	2.496%, 10/01/30(a)(b)	42,129

2,481	2.551%, 12/01/18(a)(b)	2,450

105,344	4.433%, 11/01/19(a)(b)	103,358

		184,553

Federal National Mortgage Association (FNMA): 35.04%

	FNMA
188,606	1.443%, 09/01/44(a)(b)	188,493

79,766	1.443%, 10/01/44(a)(b)	79,698

2,280	1.463%, 06/01/21(a)(b)	2,238

74,648	1.643%, 06/01/40(a)(b)	74,760

4,857	1.643%, 10/01/40(a)(b)	4,871

45,867	1.802%, 08/01/34(a)(b)	46,819

686,437	1.830%, 01/01/34(a)(b)	698,459

19,879	1.889%, 08/01/33(a)(b)	20,395

4,337	1.892%, 01/01/20(a)(b)	4,359

5,591	1.901%, 05/01/18(a)(b)	5,547

106,174	1.915%, 06/01/34(a)(b)	108,239

47,357	1.925%, 06/01/29(a)(b)	48,355

3,879	1.927%, 12/01/24(a)(b)	3,920

233,239	2.010%, 07/01/35(a)(b)	237,037

3,651	2.049%, 02/01/37(a)(b)	3,760

80,326	2.069%, 08/01/33(a)(b)	82,752

5,096	2.098%, 11/01/18(a)(b)	5,035

15,823	2.099%, 03/01/18(a)(b)	15,862

46,884	2.111%, 11/01/35(a)(b)	47,934

7,923	2.185%, 04/01/23(a)(b)	8,026

537,328	2.197%, 03/01/36(a)(b)	550,382

18,864	2.208%, 01/01/36(a)(b)	19,271

33,021	2.219%, 05/01/36(a)(b)	33,916

76,426	2.229%, 11/01/35(a)(b)	78,164

23,909	2.246%, 11/01/35(a)(b)	24,493

Principal Amount		Value (Note 2)

$ 88,658	2.293%, 11/01/37(a)(b)	$91,336

26,064	2.330%, 01/01/35(a)(b)	26,993

8,120	2.336%, 08/01/30(a)(b)	8,184

54,044	2.369%, 08/01/24(a)(b)	55,175

17,485	2.383%, 10/01/34(a)(b)	17,852

488,325	2.411%, 12/01/39(a)(b)	502,336

25,755	2.418%, 06/01/32(a)(b)	26,502

18,066	2.435%, 03/01/19(a)(b)	17,674

75,363	2.440%, 07/01/35(a)(b)	78,266

13,050	2.472%, 11/01/29(a)(b)	13,466

107,580	2.505%, 07/01/41(a)(b)	111,242

53,434	2.565%, 06/01/34(a)(b)	52,439

36,975	2.576%, 10/01/33(a)(b)	37,909

14,831	2.590%, 06/01/34(a)(b)	15,270

8,153	2.618%, 09/01/33(a)(b)	8,396

82,654	2.756%, 10/01/34(a)(b)	84,307

259,873	2.902%, 08/01/35(a)(b)	269,574

233,447	2.975%, 11/01/36(a)(b)	240,738

15,459	3.232%, 08/01/18(a)(b)	15,689

7,303	3.267%, 05/01/19(a)(b)	7,381

40,000	4.680%, 09/01/19(a)	42,563

		4,116,077

	Total Agency Pass-Through Securities (Cost $4,364,344)	4,300,630

Collateralized Mortgage Obligations: 42.16%
Collateralized Mortgage Obligations-Other: 10.06%

	Credit Suisse Re-REMIC Mortgage Trust, Series 2010-RR1, Class 3A
950,435	5.730%, 05/10/17(a)(b)(c)	947,753

	JP Morgan Mortgage Trust, Series 2004-A5, Class 2A1
238,832	2.408%, 12/25/34(a)(b)	234,246

		1,181,999

Federal Home Loan Mortgage Corporation (FHLMC): 22.18%

	FHLMC

212,864	1.422%, 05/25/43(a)(b)	213,020

See Notes to Financial Statements	41	December 31, 2015

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Federal Home Loan Mortgage Corporation (FHLMC) (continued): 22.18%

	FHLMC, REMICS
$323,513	3.000%, 08/15/40(a)	$324,643

121,342	4.500%, 08/15/20(a)	123,385

	FHLMC, STRIP
1,651,507	3.500%, 07/15/42(a)	1,661,891

280,910	3.500%, 09/15/42(a)	282,672

		2,605,611

Government National Mortgage Association (GNMA): 9.92%

	GNMA, REMICS
433,278	2.250%, 06/20/39(a)	423,678

280,477	3.500%, 11/20/39(a)	284,006

Principal Amount		Value (Note 2)

$ 331,527	4.500%, 10/20/39(a)	$347,082

108,116	4.750%, 05/20/39(a)	110,571

		1,165,337

	Total Collateralized Mortgage Obligations (Cost $5,063,426)	4,952,947

	Total Investments: 78.77% (Cost $9,427,770)	9,253,577

	Net Other Assets and Liabilities: 21.23%	2,494,424	(d)

	Net Assets: 100.00%	$11,748,001

Percentages are stated as a percent of net assets.

(a) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $947,753, representing 8.07% of net assets.

(d) Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Goldman Sachs	MSCI Frontier Markets Daily Net Total Return Index	3-month LIBOR plus 127 Bps	Total Return	08/04/16	$13,596,495	$(1,604,531)
Total of Total Return Swap Contracts					$13,596,495	$(1,604,531)

Investment Abbreviations:

Bps — Basis Points

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduit

Re-REMIC — Re-Securitized Real Estate Mortgage Investment Conduits

STRIP — Separate Trading of Registered Interest and Principal of Securities

December 31, 2015	42	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 85.00%
Basic Materials: 5.98%

$1,000,000	Blue Cube Spinco, Inc., Sr. Unsec. Notes 9.750%, 10/15/23(a)	$1,083,750

1,500,000	HIG BBC Intermediate Holdings Llc/HIG BBC Holdings Corp., Sr. Unsec. PIK Notes 10.500% (or 11.250% PIK), 09/15/18(a)	1,425,000

1,500,000	INEOS Group Holdings SA, Sr. Unsec. Notes 5.875%, 02/15/19(a)	1,460,625

1,475,000	PolyOne Corp., Sr. Unsec. Notes 5.250%, 03/15/23	1,445,500

		5,414,875

Communications: 16.58%

1,250,000	Cablevision Systems Corp., Sr. Unsec. Notes 5.875%, 09/15/22	1,065,625

1,750,000	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes 5.125%, 05/01/23(a)	1,756,562

1,500,000	CommScope Holding Co. Inc, Sr. Unsec. PIK Notes 6.625% (or 7.375% PIK), 06/01/20(a)	1,522,500

1,000,000	Digicel Group, Ltd., Sr. Unsec. Notes 8.250%, 09/30/20(a)	830,000

	Frontier Communications Corp., Sr. Unsec. Notes
2,025,000	11.000%, 09/15/25(a)	2,009,813

	Gray Television, Inc., Sr. Unsec. Notes
950,000	7.500%, 10/01/20	979,688

	Level 3 Financing, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 08/15/22	1,528,125

	Netflix, Inc., Sr. Unsec. Notes
1,000,000	5.875%, 02/15/25(a)	1,030,000

	Numericable-SFR, First Lien Notes
1,000,000	4.875%, 05/15/19(a)	993,750

	Sprint Corp., Sr. Unsec. Notes
1,000,000	7.125%, 06/15/24	732,500

	T-Mobile USA, Inc., Sr. Unsec. Notes
1,500,000	6.625%, 04/01/23	1,533,750

	Windstream Services LLc, Sr. Unsec. Notes
1,000,000	7.875%, 11/01/17	1,028,010

		15,010,323

Principal Amount		Value (Note 2)

Consumer Cyclical: 11.32%

	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes
$1,707,086	5.375%, 05/15/21(a)	$1,722,024

	Air Canada, Second Lien Notes
1,675,000	8.750%, 04/01/20(a)	1,798,531

	American Airlines 2013-1 B Pass Through Trust, Second Lien Notes
884,906	5.625%, 01/15/21(a)	897,073

	GameStop Corp., Sr. Unsec. Notes
1,500,000	5.500%, 10/01/19(a)	1,483,125

	MGM Resorts International, Sr. Unsec. Notes
1,500,000	6.000%, 03/15/23	1,492,500

	Michaels Stores, Inc., Sr. Unsub. Notes
1,750,000	5.875%, 12/15/20(a)	1,811,250

	Rite Aid Corp., Sr. Unsec. Notes
1,000,000	6.125%, 04/01/23(a)	1,038,750

		10,243,253

Consumer Noncyclical: 15.01%

	ACCO Brands Corp., Sr. Unsec. Notes
1,595,000	6.750%, 04/30/20	1,650,825

	ADT Corp., Sr. Unsec. Notes
1,000,000	4.125%, 06/15/23	940,000

	Beverages & More, Inc., Sec. Notes
1,500,000	10.000%, 11/15/18(a)	1,400,625

	C&S Group Enterprises Llc, Sec. Notes
2,250,000	5.375%, 07/15/22(a)	2,036,250

	Cott Beverages, Inc., Sr. Unsec. Notes
1,000,000	5.375%, 07/01/22	982,500

	Dean Foods Co., Sr. Unsec. Notes
750,000	6.500%, 03/15/23(a)	781,875

	DS Services of America, Inc., Second Lien Notes
1,500,000	10.000%, 09/01/21(a)	1,710,000

	FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., Sr. Unsec. Notes
750,000	9.875%, 02/01/20(a)	781,406

	HCA, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 02/01/25	1,483,125

	Tenet Healthcare Corp., Sr. Unsec. Notes
2,235,000	6.875%, 11/15/31	1,821,525

		13,588,131

See Notes to Financial Statements	43	December 31, 2015

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Energy: 4.68%

	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Sr. Unsec. Notes
$1,500,000	6.000%, 12/15/20	$1,110,000

	Genesis Energy LP/Genesis Energy Finance Corp., Sr. Unsec. Notes
1,500,000	6.750%, 08/01/22	1,282,500

	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes
2,352,000	7.875%, 04/01/20(b)	635,040

	WPX Energy, Inc., Sr. Unsec. Notes
1,500,000	8.250%, 08/01/23	1,203,750

		4,231,290

Financials: 15.12%

	Ally Financial, Inc., Sr. Unsec. Notes
1,000,000	4.625%, 03/30/25	990,000

	CIT Group, Inc., Sr. Unsec. Notes
1,000,000	5.000%, 08/01/23	1,017,500

	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance, Sr. Unsec. Notes
1,500,000	5.000%, 08/01/21(a)	1,458,750

	Equinix, Inc., Sr. Unsec. Notes
1,500,000	5.750%, 01/01/25	1,541,250

	Hub Holdings Llc/Hub Holdings Finance, Inc., Sr. Unsec. PIK Notes
1,713,000	8.125% (or 8.875% PIK), 07/15/19(a)	1,610,220

	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Unsec. Notes
1,000,000	5.875%, 02/01/22	981,250

	Kennedy-Wilson, Inc., Sr. Unsec. Notes
1,520,000	5.875%, 04/01/24	1,470,600

	MPT Operating Partnership LP/MPT Finance Corp., Sr. Unsec. Notes
1,000,000	6.375%, 02/15/22	1,023,750

	NewStar Financial, Inc., Sr. Unsec. Notes
1,950,000	7.250%, 05/01/20	1,898,812

	Sabra Health Care LP/Sabra Capital Corp., Sr. Unsec. Notes
1,635,000	5.500%, 02/01/21	1,692,225

		13,684,357

Principal Amount		Value (Note 2)

Industrials: 8.53%

	Anixter, Inc., Sr. Unsec. Notes
$1,000,000	5.500%, 03/01/23(a)	$1,007,500

	Ball Corp., Sr. Unsec. Notes
1,250,000	5.250%, 07/01/25	1,282,812

	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes
2,000,000	10.000% (or 10.750% PIK), 02/15/18(a)	1,930,000

	Owens—Brockway, Sr. Unsec. Notes
1,000,000	5.375%, 01/15/25(a)	981,250

	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Unsec. Notes
1,500,000	6.750%, 05/01/22(a)	1,481,250

	US Concrete, Inc., First Lien Notes
1,000,000	8.500%, 12/01/18	1,040,000

		7,722,812

Technology: 3.09%

	BCP Singapore VI Cayman Financing Co., Ltd., Sec. Notes
2,250,000	8.000%, 04/15/21(a)	1,797,188

	First Data Corp., Sr. Unsec. Notes
1,000,000	7.000%, 12/01/23(a)	1,002,500

		2,799,688

Utilities: 4.69%

	Calpine Corp., Sr. Unsec. Notes
1,974,000	5.375%, 01/15/23	1,781,535

	NGL Energy Partners LP/NGL Energy Finance Corp., Sr. Unsec. Notes
2,000,000	5.125%, 07/15/19	1,590,000

	NRG Energy, Inc., Sr. Unsec. Notes
1,000,000	6.250%, 07/15/22	872,500

		4,244,035

	Total Corporate Bonds (Cost $81,986,143)	76,938,764

	Total Investments: 85.00% (Cost $81,986,143)	76,938,764

	Net Other Assets and Liabilities: 15.00%	13,578,991

	Net Assets: 100.00%	$90,517,755

Percentages are stated as a percent of net assets.

December 31, 2015	44	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $38,841,567, representing 42.91% of net assets.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/30/12-06/18/15	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes 7.875%, 04/01/20(b)	$2,294,940	$635,040	0.70%
		$2,294,940	$635,040	0.70%

Investment Abbreviations:

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Unsub. — Unsubordinated

See Notes to Financial Statements	45	December 31, 2015

Portfolio of Investments (Note 10)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

U.S. Treasury Bonds & Notes: 96.29%
$1,950,000	U.S. Treasury Bonds 6.250%, 05/15/30	$2,828,346

4,500,000	U.S. Treasury Notes 1.625%, 11/30/20	4,474,940

1,300,000	2.125%, 08/15/21	1,316,004

	Total U.S. Treasury Bonds & Notes (Cost $8,654,349)	8,619,290

	Total Investments: 96.29% (Cost $8,654,349)	8,619,290

	Net Other Assets and Liabilities: 3.71%	331,829	(a)

	Net Assets: 100.00%	$8,951,119

Percentages are stated as a percent of net assets.

(a) Includes cash which is being held as collateral for swap contracts.

Centrally Cleared Credit Default Swap Contracts - Sell Protection (b)

Reference Obligation	Notional Amount(c)	Implied Credit Spread at December 31, 2015(d)	Rate Received by Fund	Termination Date	Swap Premiums Paid	Unrealized Gain/(Loss)
CDX North American Investment
Grade Index Series 25	$ 4,000,000	0.88%	1.00%	12/20/20	$(33,108)	$(11,312)
Total of Credit Default Swap Contracts					$(33,108)	$(11,312)

(b) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(c) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

December 31, 2015	46	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Total MarketPlus Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 68.05%
2,959	Consumer Discretionary Select Sector SPDR® Fund	$231,246

4,681	Consumer Staples Select Sector SPDR® Fund	236,344

3,357	Health Care Select Sector SPDR® Fund	241,872

15,435	iShares® Russell 3000® ETF	1,856,985

5,447	Technology Select Sector SPDR® Fund	233,295

10,470	Vanguard Mortgage-Backed Securities ETF	551,245

47,750	Vanguard Short-Term Corporate Bond ETF	3,771,772

125,750	Vanguard Short-Term Government Bond ETF	7,640,570

	Total Exchange-Traded Funds (Cost $14,765,419)	14,763,329

	Total Investments: 68.05% (Cost $14,765,419)	14,763,329

	Net Other Assets and Liabilities: 31.95%	6,933,051

	Net Assets: 100.00%	$21,696,380

Percentages are stated as a percent of net assets.

Total Return Swap Contracts

Counter Party	Reference Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Merrill Lynch Financial Markets, Inc.	Russell 3000® Total Return Index	1-month LIBOR plus 9 Bps	Total Return	10/31/16	$17,798,697	$1,115,924
Total of Total Return Swap Contracts					$17,798,697	$1,115,924

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

SPDR — Standard & Poor’s Depository Receipt

See Notes to Financial Statements	47	December 31, 2015

Portfolio of Investments (Note 10)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 98.12%

26,005	Forward Commodity Long/Short Strategy Fund — Class Z(a)(b)	6.72%	$491,502

35,580	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	3.68%	268,986

15,504	Forward Dynamic Income Fund — Institutional Class(a)	5.06%	370,540

77,170	Forward EM Corporate Debt Fund — Institutional Class(a)	7.96%	582,632

40,698	Forward Emerging Markets Fund — Institutional Class(a)	4.70%	344,302

19,084	Forward Frontier Strategy Fund — Class Z	2.05%	150,003

19,275	Forward High Yield Bond Fund — Class Z	2.28%	167,113

216,197	Forward International Dividend Fund — Institutional Class(a)	19.26%	1,409,605

9,873	Forward International Real Estate Fund — Institutional Class(a)	1.82%	133,391

176,952	Forward Investment Grade Fixed-Income Fund — Class Z	26.33%	1,927,012

6,898	Forward Real Estate Fund — Institutional Class(a)	1.14%	83,186

17,413	Forward Select Opportunity Fund — Institutional Class(a)	5.09%	372,297

25,061	Forward Total MarketPlus Fund — Class Z	12.03%	880,397

	Total Affiliated Investment Companies (Cost $7,366,917)		7,180,966

	Total Investments: 98.12% (Cost $7,366,917)		7,180,966

	Net Other Assets and Liabilities: 1.88%		137,220

	Net Assets: 100.00%		$7,318,186

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

(b) Non-income producing security.

December 31, 2015	48	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.15%

63,990	Forward Commodity Long/Short Strategy Fund — Class Z(a)(b)	7.07%	$1,209,404

53,134	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	2.35%	401,691

34,595	Forward Dynamic Income Fund — Institutional Class(a)	4.83%	826,812

110,414	Forward EM Corporate Debt Fund — Institutional Class(a)	4.87%	833,627

173,837	Forward Emerging Markets Fund — Institutional Class(a)	8.60%	1,470,663

59,986	Forward Frontier Strategy Fund — Class Z	2.76%	471,492

25,464	Forward High Yield Bond Fund — Class Z	1.29%	220,771

708,102	Forward International Dividend Fund — Institutional Class(a)	26.99%	4,616,825

20,303	Forward International Real Estate Fund — Institutional Class(a)	1.60%	274,291

259,094	Forward Investment Grade Fixed-Income Fund — Class Z	16.49%	2,821,529

16,625	Forward Real Estate Fund — Institutional Class(a)	1.17%	200,494

39,796	Forward Select Opportunity Fund — Institutional Class(a)	4.97%	850,840

78,689	Forward Total MarketPlus Fund — Class Z	16.16%	2,764,343

	Total Affiliated Investment Companies (Cost $17,795,619)		16,962,782

	Total Investments: 99.15% (Cost $17,795,619)		16,962,782

	Net Other Assets and Liabilities: 0.85%		145,122

	Net Assets: 100.00%		$17,107,904

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

(b) Non-income producing security.

See Notes to Financial Statements	49	December 31, 2015

Portfolio of Investments (Note 10)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.80%

31,037	Forward Commodity Long/Short Strategy Fund — Class Z(a)(b)	2.70%	$586,600

45,392	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	1.58%	343,166

47,082	Forward Dynamic Income Fund — Institutional Class(a)	5.17%	1,125,250

84,261	Forward EM Corporate Debt Fund — Institutional Class(a)	2.93%	636,173

276,970	Forward Emerging Markets Fund — Institutional Class(a)	10.77%	2,343,164

90,608	Forward Frontier Strategy Fund — Class Z	3.27%	712,171

21,724	Forward High Yield Bond Fund — Class Z	0.87%	188,349

1,053,860	Forward International Dividend Fund — Institutional Class(a)	31.59%	6,871,166

65,349	Forward International Real Estate Fund — Institutional Class(a)	4.06%	882,860

200,910	Forward Investment Grade Fixed -Income Fund — Class Z	10.06%	2,187,907

52,290	Forward Real Estate Fund — Institutional Class(a)	2.90%	630,621

47,739	Forward Select Opportunity Fund — Institutional Class(a)	4.69%	1,020,653

118,943	Forward Total MarketPlus Fund — Class Z	19.21%	4,178,462

	Total Affiliated Investment Companies (Cost $23,232,204)		21,706,542

	Total Investments: 99.80% (Cost $23,232,204)		21,706,542

	Net Other Assets and Liabilities: 0.20%		43,867

	Net Assets: 100.00%		$21,750,409

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

(b) Non-income producing security.

December 31, 2015	50	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Income Builder Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 97.26%

139,716	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	10.61%	$1,056,253

319,065	Forward EM Corporate Debt Fund — Institutional Class(a)	24.19%	2,408,943

128,445	Forward Emerging Markets Fund — Institutional Class(a)	10.91%	1,086,646

284,479	Forward High Yield Bond Fund — Class Z	24.76%	2,466,436

112,971	Forward International Dividend Fund — Institutional Class(a)	7.40%	736,574

34,655	Forward International Real Estate Fund — Institutional Class(a)	4.70%	468,190

6,439	Forward Investment Grade Fixed-Income Fund — Class Z	0.70%	70,131

4,848	Forward Real Estate Fund — Institutional Class(a)	0.59%	58,464

59,695	Forward Select Income Fund — Institutional Class(a)	13.40%	1,334,770

	Total Affiliated Investment Companies (Cost $10,666,776)		9,686,407

	Total Investments: 97.26% (Cost $10,666,776)		9,686,407

	Net Other Assets and Liabilities: 2.74%		272,942

	Net Assets: 100.00%		$9,959,349

Percentages are stated as a percent of net assets.

(a) Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Income Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	51	December 31, 2015

Portfolio of Investments (Note 10)

Forward Multi-Strategy Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 95.08%

104,123	Forward International Dividend Fund — Institutional Class(a)	13.60%	$678,880

25,707	Forward Investment Grade Fixed-Income Fund — Class Z	5.61%	279,945

27,017	Forward Total MarketPlus Fund — Class Z	19.01%	949,117

188,564	Salient Risk Parity Fund — Class I(a)	26.96%	1,346,349

132,607	Salient Trend Fund — Class I(a)	29.90%	1,493,158

	Total Affiliated Investment Companies (Cost $5,172,934)		4,747,449

	Total Investments: 95.08% (Cost $5,172,934)		4,747,449

	Net Other Assets and Liabilities: 4.92%		245,757

	Net Assets: 100.00%		$4,993,206

Percentages are stated as a percent of net assets.

(a) Forward International Dividend Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com. Salient Risk Parity Fund and Salient Trend Fund’s December 31, 2015 Annual Report may be obtained at www.salientfunds.com.

December 31, 2015	52	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Assets:
Investments, at value	$9,253,577	$76,938,764	$8,619,290
Cash	2,108,836	11,929,407	432,858
Deposit with broker for swap contracts	1,830,000	—	64,401
Swap premiums paid	—	—	33,108
Variation margin receivable for swap contracts	—	—	271
Receivable for swap contract payments	—	—	1,222
Receivable for investments sold	341,535	—	—
Receivable for shares sold	281	488,233	—
Receivable due from advisor	—	—	2,902
Interest and dividends receivable	23,823	1,581,448	32,564
Other assets	8,821	12,443	8,972

Total Assets	13,566,873	90,950,295	9,195,588

Liabilities:
Unrealized loss on swap contracts	1,604,531	—	—
Payable for swap contract payments	108,396	—	—
Payable for shares redeemed	49,726	327,595	227,132
Payable to advisor	1,629	37,280	—
Payable for distribution and service fees	2,613	30,105	570
Payable to trustees	—	—	87
Payable for chief compliance officer fee	115	755	81
Payable for legal and audit fees	17,464	10,554	13,238
Accrued expenses and other liabilities	34,398	26,251	3,361

Total Liabilities	1,818,872	432,540	244,469

Net Assets	$11,748,001	$90,517,755	$8,951,119

Net Assets Consist of:
Paid-in capital	$42,586,461	$107,241,466	$24,624,981
Accumulated net investment income	17,931	14,613	4,009
Accumulated net realized loss on investments, written options contracts, futures contracts and swap contracts	(29,077,667)	(11,690,945)	(15,631,500)
Net unrealized depreciation on investments and swap contracts	(1,778,724)	(5,047,379)	(46,371)

Total Net Assets	$11,748,001	$90,517,755	$8,951,119

Investments, At Cost	$9,427,770	$81,986,143	$8,654,349

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.81	$8.71	$10.91
Net Assets	$5,336,721	$65,897,935	$836,743
Shares of beneficial interest outstanding	683,535	7,563,154	76,664
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.61	$8.69	$10.91
Net Assets	$4,927,580	$20,819,260	$830,379
Shares of beneficial interest outstanding	647,717	2,396,495	76,136

See Notes to Financial Statements	53	December 31, 2015

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund (continued)	Forward High Yield Bond Fund (continued)	Forward Investment Grade Fixed- Income Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$8.68	—
Net Assets	—	$758,690	—
Shares of beneficial interest outstanding	—	87,370	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.76	—	—
Net Assets	$150,319	—	—
Shares of beneficial interest outstanding	19,368	—	—
Class Z:
Net Asset Value, offering and redemption price per share	$7.86	$8.67	$10.89
Net Assets	$1,333,381	$3,041,870	$7,283,997
Shares of beneficial interest outstanding	169,678	350,942	669,102

December 31, 2015	54	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Total MarketPlus Fund	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund
Assets:
Investments in affiliates, at value	$—	$7,180,966	$16,962,782
Investments, at value	14,763,329	—	—
Cash	5,745,204	144,503	192,652
Unrealized gain on swap contracts	1,115,924	—	—
Receivable for investments sold	114,495	—	—
Receivable for shares sold	161	94	1,984
Interest and dividends receivable	3,944	—	—
Other assets	8,370	9,904	9,777

Total Assets	21,751,427	7,335,467	17,167,195

Liabilities:
Payable for swap contract payments	17,603	—	—
Payable for shares redeemed	—	4,409	40,980
Payable to advisor	1,330	—	—
Payable for distribution and service fees	2,267	4,266	8,861
Payable to trustees	53	—	—
Payable for chief compliance officer fee	196	66	154
Payable for legal and audit fees	17,106	6,170	5,528
Accrued expenses and other liabilities	16,492	2,370	3,768

Total Liabilities	55,047	17,281	59,291

Net Assets	$21,696,380	$7,318,186	$17,107,904

Net Assets Consist of:
Paid-in capital	$20,681,302	$10,260,491	$23,792,060
Accumulated net investment income	22,892	5,282	13,752
Accumulated net realized loss on investments and swap contracts	(121,648)	(2,761,636)	(5,865,071)
Net unrealized appreciation/(depreciation) on investments and swap contracts	1,113,834	(185,951)	(832,837)

Total Net Assets	$21,696,380	$7,318,186	$17,107,904

Investments in Affiliates, At Cost	$—	$7,366,917	$17,795,619
Investments, At Cost	$14,765,419	$—	$—

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$32.02	$13.70	$13.80
Net Assets	$2,056,180	$899,996	$2,616,067
Shares of beneficial interest outstanding	64,213	65,685	189,504
Institutional Class:
Net Asset Value, offering and redemption price per share	$34.92	$13.74	$13.82
Net Assets	$10,867,804	$936,481	$2,551,290
Shares of beneficial interest outstanding	311,210	68,168	184,648
Class A:
Net Asset Value, offering and redemption price per share	—	$13.71	$13.77
Net Assets	—	$2,767,505	$6,209,329
Shares of beneficial interest outstanding	—	201,919	450,797
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$14.55	$14.61

See Notes to Financial Statements	55	December 31, 2015

Statement of Assets and Liabilities

	Forward Total MarketPlus Fund (continued)	Forward Balanced Allocation Fund (continued)	Forward Growth & Income Allocation Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$13.65	$13.78
Net Assets	—	$2,714,204	$5,731,218
Shares of beneficial interest outstanding	—	198,851	415,931
Class Z:
Net Asset Value, offering and redemption price per share	$35.13	—	—
Net Assets	$8,772,396	—	—
Shares of beneficial interest outstanding	249,710	—	—

December 31, 2015	56	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Growth Allocation Fund	Forward Income Builder Fund	Forward Multi- Strategy Fund
Assets:
Investments in affiliates, at value	$21,706,542	$9,686,407	$4,747,449
Cash	59,915	241,385	264,313
Receivable for shares sold	756	24,431	3,629
Receivable due from advisor	—	17,501	14,694
Other assets	9,622	13,441	10,982

Total Assets	21,776,835	9,983,165	5,041,067

Liabilities:
Payable for shares redeemed	8,310	11,738	35,614
Payable for distribution and service fees	8,252	4,969	3,184
Payable for chief compliance officer fee	193	91	45
Payable for legal and audit fees	5,193	3,181	6,140
Accrued expenses and other liabilities	4,478	3,837	2,878

Total Liabilities	26,426	23,816	47,861

Net Assets	$21,750,409	$9,959,349	$4,993,206

Net Assets Consist of:
Paid-in capital	$30,942,826	$12,095,823	$9,610,652
Accumulated net investment income	26,045	12,635	19,729
Accumulated net realized loss on investments	(7,692,800)	(1,168,740)	(4,211,690)
Net unrealized depreciation on investments	(1,525,662)	(980,369)	(425,485)

Total Net Assets	$21,750,409	$9,959,349	$4,993,206

Investments in Affiliates, At Cost	$23,232,204	$10,666,776	$5,172,934

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$12.88	$12.94	$12.70
Net Assets	$1,606,862	$1,414,377	$663,440
Shares of beneficial interest outstanding	124,784	109,301	52,238
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.87	$12.96	$13.20
Net Assets	$9,541,091	$2,893,158	$1,118,989
Shares of beneficial interest outstanding	741,282	223,218	84,752
Class A:
Net Asset Value, offering and redemption price per share	$12.87	$12.95	$12.98
Net Assets	$5,364,846	$1,601,893	$2,078,824
Shares of beneficial interest outstanding	416,932	123,681	160,191
Maximum offering price per share	$13.66 (b)	$13.45 (a)	$13.77 (b)
Class C:
Net Asset Value, offering and redemption price per share	$12.76	$12.89	$12.32
Net Assets	$5,237,610	$4,049,921	$1,131,953
Shares of beneficial interest outstanding	410,564	314,301	91,915

(a) Maximum offering price per share (NAV/0.9625, based on maximum sales charge of 3.75% of the offering price)

(b) Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)

See Notes to Financial Statements	57	December 31, 2015

Statement of Operations

For the Year Ended December 31, 2015

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Investment Income:
Interest	$1,031,739	$8,944,287	$67,878
Dividends	90,977	—	281,374

Total Investment Income	1,122,716	8,944,287	349,252

Expenses:
Investment advisory fee	828,311	516,616	41,146
Investment sub-advisory fee	—	145,267	—
Administration fee	79,171	90,149	14,164
Custodian fee	2,492	6,312	37
Legal and audit fees	60,623	91,053	36,763
Transfer agent fee	74,752	39,701	6,397
Trustees’ fees and expenses	12,290	19,169	1,831
Registration/filing fees	41,387	46,799	26,451
Reports to shareholder and printing fees	32,888	33,461	11,109
Distribution and service fees
Investor Class	42,892	321,826	31,794
Institutional Class	83,605	63,441	959
Class C	—	8,432	—
Advisor Class	1,071	—	—
Chief compliance officer fee	7,392	10,482	1,255
Other	16,068	12,576	2,142

Total expenses before waiver	1,282,942	1,405,284	174,048
Less fees waived/reimbursed by investment advisor (Note 3)	(288,084)	—	(38,671)

Total Net Expenses	994,858	1,405,284	135,377

Net Investment Income:	127,858	7,539,003	213,875

Net realized loss on investments	(957,626)	(10,855,125)	(340,327)
Net realized gain/(loss) on swap contracts	(22,092,106)	—	3,093
Capital gain distributions from other investment companies	—	—	6,133
Net change in unrealized appreciation/(depreciation) on investments	(339,033)	(973,048)	3,191
Net change in unrealized appreciation/(depreciation) on swap contracts	5,432,573	—	(11,312)

Net Realized and Unrealized Loss on Investments and Swap Contracts	(17,956,192)	(11,828,173)	(339,222)

Net Decrease in Net Assets Resulting From Operations	$(17,828,334)	$(4,289,170)	$(125,347)

December 31, 2015	58	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2015

	Forward Total MarketPlus Fund	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund
Investment Income:
Interest	$55,004	$8	$—
Dividends	180,022	—	—
Dividends from affiliated investment company shares	—	275,343	642,210

Total Investment Income	235,026	275,351	642,210

Expenses:
Investment advisory fee	118,271	9,176	21,002
Administration fee	37,646	9,279	11,927
Custodian fee	565	577	680
Legal and audit fees	43,038	30,422	42,230
Transfer agent fee	14,845	7,209	16,995
Trustees’ fees and expenses	3,432	—	—
Registration/filing fees	25,115	38,224	39,321
Reports to shareholder and printing fees	11,378	6,902	11,484
Distribution and service fees
Investor Class	9,813	5,753	17,376
Institutional Class	13,269	—	—
Class A	—	11,459	24,911
Class C	—	34,909	69,583
Chief compliance officer fee	1,902	730	1,672
Other	2,971	1,781	3,389

Total expenses before waivers	282,245	156,421	260,570
Less fees waived/reimbursed by investment advisor (Note 3)	(81,756)	(9,176)	(21,002)

Total Net Expenses	200,489	147,245	239,568

Net Investment Income:	34,537	128,106	402,642

Net realized loss on affiliated investments	—	(240,716)	(1,128,878)
Net realized loss on investments	(118,267)	—	—
Net realized gain on swap contracts	2,283,277	—	—
Capital gain distributions from other investment companies	8,539	—	—
Capital gain distributions from affiliated investment companies	—	128,756	392,951
Net change in unrealized depreciation on affiliated investments	—	(607,788)	(1,085,712)
Net change in unrealized depreciation on investments	(58,178)	—	—
Net change in unrealized depreciation on swap contracts	(2,165,742)	—	—

Net Realized and Unrealized Loss on Investments and Swap Contracts	(50,371)	(719,748)	(1,821,639)

Net Decrease in Net Assets Resulting From Operations	$(15,834)	$(591,642)	$(1,418,997)

See Notes to Financial Statements	59	December 31, 2015

Statement of Operations

For the Year Ended December 31, 2015

	Forward Growth Allocation Fund	Forward Income Builder Fund	Forward Multi-Strategy Fund
Investment Income:
Interest	$—	$229	$22
Dividends from affiliated investment company shares	832,398	671,604	220,572

Total Investment Income	832,398	671,833	220,594

Expenses:
Investment advisory fee	26,182	14,031	11,446
Administration fee	13,083	10,063	9,831
Custodian fee	931	1,027	425
Legal and audit fees	47,391	33,609	27,057
Transfer agent fee	17,990	9,738	9,315
Registration/filing fees	38,383	44,302	41,554
Reports to shareholder and printing fees	12,082	8,665	8,771
Distribution and service fees
Investor Class	12,281	9,623	4,329
Class A	23,272	4,501	9,407
Class C	64,741	64,733	15,311
Chief compliance officer fee	2,085	1,106	875
Other	3,745	2,874	2,900

Total expenses before waivers	262,166	204,272	141,221
Less fees waived/reimbursed by investment advisor (Note 3)	(26,182)	(70,692)	(67,536)

Total Net Expenses	235,984	133,580	73,685

Net Investment Income:	596,414	538,253	146,909

Net realized loss on affiliated investments	(1,652,037)	(1,128,808)	(1,210,538)
Capital gain distributions from affiliated investment companies	676,850	163,042	457,022
Net change in unrealized depreciation on affiliated investments	(1,504,461)	(581,252)	(495,582)

Net Realized and Unrealized Loss on Investments	(2,479,648)	(1,547,018)	(1,249,098)

Net Decrease in Net Assets Resulting From Operations	$(1,883,234)	$(1,008,765)	$(1,102,189)

December 31, 2015	60	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$127,858	$(174,898)
Net realized gain/(loss) on investments	(957,626)	65,059
Net realized gain/(loss) on swap contracts	(22,092,106)	16,483,885
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	5,093,540	(16,975,729)

Net decrease in net assets resulting from operations	(17,828,334)	(601,683)

Distributions to Shareholders:
From net investment income
Investor Class	(30,787)	—
Institutional Class	(199,774)	—
Advisor Class	(3,131)	—
Class Z	(16,307)	—
From net realized gains on investments
Investor Class	(108,803)	(4,016,832)
Institutional Class	(123,129)	(18,344,061)
Advisor Class	(2,396)	(375,391)
Class Z	(25,919)	(513,928)

Total distributions	(510,246)	(23,250,212)

Share Transactions:
Investor Class
Proceeds from sale of shares	4,484,774	76,771,153
Issued to shareholders in reinvestment of distributions	138,590	3,977,409
Cost of shares redeemed	(15,281,689)	(61,322,865)

Net increase/(decrease) from share transactions	(10,658,325)	19,425,697

Institutional Class
Proceeds from sale of shares	30,757,345	39,116,991
Issued to shareholders in reinvestment of distributions	247,683	12,627,163
Cost of shares redeemed	(95,830,889)	(42,127,401)

Net increase/(decrease) from share transactions	(64,825,861)	9,616,753

Advisor Class
Proceeds from sale of shares	288,738	1,823,948
Issued to shareholders in reinvestment of distributions	5,527	373,429
Cost of shares redeemed	(2,012,844)	(717,298)

Net increase/(decrease) from share transactions	(1,718,579)	1,480,079

Class Z
Proceeds from sale of shares	975,009	2,895,000
Issued to shareholders in reinvestment of distributions	42,226	513,925
Cost of shares redeemed	(2,048,752)	(6,958,000)

Net decrease from share transactions	(1,031,517)	(3,549,075)

Net increase/(decrease) in net assets	$(96,572,862)	$3,121,559

Net Assets:
Beginning of period	108,320,863	105,199,304

End of period (including accumulated net investment income of $17,931 and $0, respectively)	$11,748,001	$108,320,863

See Notes to Financial Statements	61	December 31, 2015

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	459,679	5,595,238
Distributions reinvested	17,426	373,631
Redeemed	(1,589,178)	(4,725,296)

Net increase/(decrease) in shares outstanding	(1,112,073)	1,243,573

Institutional Class
Sold	3,169,812	3,225,686
Distributions reinvested	31,761	1,187,280
Redeemed	(10,920,276)	(3,690,142)

Net increase/(decrease) in shares outstanding	(7,718,703)	722,824

Advisor Class
Sold	31,552	129,563
Distributions reinvested	698	35,213
Redeemed	(215,806)	(54,399)

Net increase/(decrease) in shares outstanding	(183,556)	110,377

Class Z
Sold	95,856	217,682
Distributions reinvested	5,267	47,552
Redeemed	(210,290)	(509,692)

Net decrease in shares outstanding	(109,167)	(244,458)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	62	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward High Yield Bond Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$7,539,003	$6,707,382
Net realized gain/(loss) on investments	(10,855,125)	3,449,195
Net change in unrealized depreciation on investments	(973,048)	(7,828,872)

Net increase/(decrease) in net assets resulting from operations	(4,289,170)	2,327,705

Distributions to Shareholders:
From net investment income
Investor Class	(3,584,561)	(2,502,858)
Institutional Class	(3,672,487)	(3,961,537)
Class C	(42,563)	(51,152)
Class Z	(224,760)	(263,772)
From net realized gains on investments
Investor Class	(232,835)	(1,563,757)
Institutional Class	(80,223)	(1,771,255)
Class C	(2,858)	(26,274)
Class Z	(12,056)	(73,891)

Total distributions	(7,852,343)	10,214,496

Share Transactions:
Investor Class
Proceeds from sale of shares	83,555,000	56,696,218
Issued to shareholders in reinvestment of distributions	2,480,865	2,037,836
Cost of shares redeemed	(69,581,751)	(60,760,603)

Net increase/(decrease) from share transactions	16,454,114	(2,026,549)

Institutional Class
Proceeds from sale of shares	69,931,491	69,409,114
Issued to shareholders in reinvestment of distributions	2,775,923	4,377,392
Cost of shares redeemed	(111,234,680)	(84,734,981)

Net decrease from share transactions	(38,527,266)	(10,948,475)

Class C
Proceeds from sale of shares	7,649	140,632
Issued to shareholders in reinvestment of distributions	43,774	69,972
Cost of shares redeemed	(100,583)	(516,928)

Net decrease from share transactions	(49,160)	(306,324)

Class Z
Proceeds from sale of shares	4,060,000	6,065,000
Cost of shares redeemed	(3,179,301)	(15,261,387)

Net increase/(decrease) from share transactions	880,699	(9,196,387)

Net decrease in net assets	$(33,383,126)	$(30,364,526)

Net Assets:
Beginning of period	123,900,881	154,265,407

End of period (including accumulated net investment income of $14,613 and $0, respectively)	$90,517,755	$123,900,881

See Notes to Financial Statements	63	December 31, 2015

Statement of Changes in Net Assets

	Forward High Yield Bond Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	8,790,811	5,472,825
Distributions reinvested	268,918	205,209
Redeemed	(7,299,305)	(5,855,006)

Net increase/(decrease) in shares outstanding	1,760,424	(176,972)

Institutional Class
Sold	7,303,951	6,712,199
Distributions reinvested	292,254	430,146
Redeemed	(11,832,642)	(8,189,766)

Net decrease in shares outstanding	(4,236,437)	(1,047,421)

Class C
Sold	783	13,387
Distributions reinvested	4,655	6,903
Redeemed	(10,447)	(49,786)

Net decrease in shares outstanding	(5,009)	(29,496)

Class Z
Sold	422,041	580,803
Redeemed	(331,348)	(1,467,226)

Net increase/(decrease) in shares outstanding	90,693	(886,423)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	64	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$213,875	$370,521
Net realized loss on investments	(340,327)	(6,388,136)
Net realized loss on written option contracts	—	(5,814)
Net realized gain on futures contracts	—	62,561
Net realized gain on swap contracts	3,093	—
Capital gain distributions from other investment companies	6,133	—
Net change in unrealized appreciation/(depreciation) on investments, written option contracts, futures contracts and swap contracts	(8,121)	6,981,315

Net increase/(decrease) in net assets resulting from operations	(125,347)	1,020,447

Distributions to Shareholders:
From net investment income
Investor Class	(30,604)	(18,427)
Institutional Class	(16,148)	(62,719)
Class Z	(160,363)	(319,294)

Total distributions	(207,115)	(400,440)

Share Transactions:
Investor Class
Proceeds from sale of shares	35,432,039	6,465
Issued to shareholders in reinvestment of distributions	10,395	18,379
Cost of shares redeemed	(35,606,196)	(279,439)

Net decrease from share transactions	(163,762)	(254,595)

Institutional Class
Proceeds from sale of shares	206,056	106,711
Issued to shareholders in reinvestment of distributions	14,602	59,779
Cost of shares redeemed	(655,493)	(5,829,817)

Net decrease from share transactions	(434,835)	(5,663,327)

Class Z
Proceeds from sale of shares	1,762,200	7,542,000
Cost of shares redeemed	(4,323,184)	(15,883,000)

Net decrease from share transactions	(2,560,984)	(8,341,000)

Net decrease in net assets	$(3,492,043)	$(13,638,915)

Net Assets:
Beginning of period	12,443,162	26,082,077

End of period (including accumulated net investment income of $4,009 and $20,140, respectively)	$8,951,119	$12,443,162

See Notes to Financial Statements	65	December 31, 2015

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	3,155,388	584
Distributions reinvested	932	1,662
Redeemed	(3,176,275)	(25,223)

Net decrease in shares outstanding	(19,955)	(22,977)

Institutional Class
Sold	18,803	9,602
Distributions reinvested	1,323	5,396
Redeemed	(59,239)	(525,250)

Net decrease in shares outstanding	(39,113)	(510,252)

Class Z
Sold	158,820	679,312
Redeemed	(393,154)	(1,434,988)

Net decrease in shares outstanding	(234,334)	(755,676)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	66	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$34,537	$(22,185)
Net realized loss on investments	(118,267)	(13,872)
Net realized gain on swap contracts	2,283,277	7,094,911
Capital gain distributions from other investment companies	8,539	11,282
Net change in unrealized depreciation on investments and swap contracts	(2,223,920)	(4,046,802)

Net increase/(decrease) in net assets resulting from operations	(15,834)	3,023,334

Distributions to Shareholders:
From net investment income
Institutional Class	(13,558)	—
Class Z	(13,942)	—
From net realized gains on investments
Investor Class	(263,191)	(93,262)
Institutional Class	(1,344,163)	(667,762)
Class Z	(1,058,199)	(510,702)

Total distributions	(2,693,053)	(1,271,726)

Share Transactions:
Investor Class
Proceeds from sale of shares	717,903	549,393
Issued to shareholders in reinvestment of distributions	255,894	88,333
Cost of shares redeemed	(608,772)	(575,261)

Net increase from share transactions	365,025	62,465

Institutional Class
Proceeds from sale of shares	546,107	176,717
Issued to shareholders in reinvestment of distributions	1,129,312	468,645
Cost of shares redeemed	(4,506,416)	(8,384,097)

Net decrease from share transactions	(2,830,997)	(7,738,735)

Class Z
Proceeds from sale of shares	4,574,295	9,950,000
Issued to shareholders in reinvestment of distributions	1,072,141	510,702
Cost of shares redeemed	(7,621,713)	(16,665,000)

Net decrease from share transactions	(1,975,277)	(6,204,298)

Net decrease in net assets	$(7,150,136)	$(12,128,960)

Net Assets:
Beginning of period	28,846,516	40,975,476

End of period (including accumulated net investment income of $22,892 and $0, respectively)	$21,696,380	$28,846,516

See Notes to Financial Statements	67	December 31, 2015

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	19,210	14,610
Distributions reinvested	7,862	2,391
Redeemed	(16,169)	(15,971)

Net increase in shares outstanding	10,903	1,030

Institutional Class
Sold	13,632	4,547
Distributions reinvested	31,789	11,790
Redeemed	(113,148)	(216,070)

Net decrease in shares outstanding	(67,727)	(199,733)

Class Z
Sold	115,365	245,670
Distributions reinvested	29,995	12,793
Redeemed	(188,803)	(432,263)

Net decrease in shares outstanding	(43,443)	(173,800)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	68	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$128,106	$612,260
Net realized gain/(loss) on affiliated investments	(240,716)	779,767
Capital gain distributions from affiliated investments	128,756	130,099
Net change in unrealized depreciation on affiliated investments	(607,788)	(1,049,168)

Net increase/(decrease) in net assets resulting from operations	(591,642)	472,958

Distributions to Shareholders:
From net investment income
Investor Class	(19,500)	(64,894)
Institutional Class	(25,735)	(266,190)
Class A	(60,672)	(139,604)
Class C	(49,347)	(137,069)

Total distributions	(155,254)	(607,757)

Share Transactions:
Investor Class
Proceeds from sale of shares	127,350	138,194
Issued to shareholders in reinvestment of distributions	19,487	64,823
Cost of shares redeemed	(569,098)	(1,380,929)

Net decrease from share transactions	(422,261)	(1,177,912)

Institutional Class
Proceeds from sale of shares	83,533	472,576
Issued to shareholders in reinvestment of distributions	25,731	261,732
Cost of shares redeemed	(1,142,013)	(14,722,770)

Net decrease from share transactions	(1,032,749)	(13,988,462)

Class A
Proceeds from sale of shares	41,948	162,182
Issued to shareholders in reinvestment of distributions	58,540	135,496
Cost of shares redeemed	(830,643)	(1,328,015)

Net decrease from share transactions	(730,155)	(1,030,337)

Class C
Proceeds from sale of shares	121,120	246,206
Issued to shareholders in reinvestment of distributions	47,771	121,812
Cost of shares redeemed	(1,266,553)	(2,837,097)

Net decrease from share transactions	(1,097,662)	(2,469,079)

Net decrease in net assets	$(4,029,723)	$(18,800,589)

Net Assets:
Beginning of period	11,347,909	30,148,498

End of period (including accumulated net investment income of $5,282 and $26,000, respectively)	$7,318,186	$11,347,909

See Notes to Financial Statements	69	December 31, 2015

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	8,696	8,901
Distributions reinvested	1,332	4,230
Redeemed	(39,056)	(88,705)

Net decrease in shares outstanding	(29,028)	(75,574)

Institutional Class
Sold	5,668	30,593
Distributions reinvested	1,757	17,027
Redeemed	(77,511)	(953,224)

Net decrease in shares outstanding	(70,086)	(905,604)

Class A
Sold	2,848	10,550
Distributions reinvested	3,999	8,858
Redeemed	(56,843)	(86,387)

Net decrease in shares outstanding	(49,996)	(66,979)

Class C
Sold	8,332	15,985
Distributions reinvested	3,267	7,983
Redeemed	(87,296)	(183,301)

Net decrease in shares outstanding	(75,697)	(159,333)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	70	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$402,642	$1,024,603
Net realized gain/(loss) on affiliated investments	(1,128,878)	457,275
Capital gain distributions from affiliated investments	392,951	334,532
Net change in unrealized depreciation on affiliated investments	(1,085,712)	(1,487,749)

Net increase/(decrease) in net assets resulting from operations	(1,418,997)	328,661

Distributions to Shareholders:
From net investment income
Investor Class	(72,017)	(144,051)
Institutional Class	(89,187)	(280,228)
Class A	(159,596)	(326,359)
Class C	(111,418)	(288,053)

Total distributions	(432,218)	(1,038,691)

Share Transactions:
Investor Class
Proceeds from sale of shares	338,968	519,821
Issued to shareholders in reinvestment of distributions	71,772	143,886
Cost of shares redeemed	(1,181,246)	(712,800)

Net decrease from share transactions	(770,506)	(49,093)

Institutional Class
Proceeds from sale of shares	249,660	204,406
Issued to shareholders in reinvestment of distributions	89,187	268,829
Cost of shares redeemed	(1,873,805)	(7,502,946)

Net decrease from share transactions	(1,534,958)	(7,029,711)

Class A
Proceeds from sale of shares	309,239	490,788
Issued to shareholders in reinvestment of distributions	159,122	325,512
Cost of shares redeemed	(1,344,974)	(2,084,157)

Net decrease from share transactions	(876,613)	(1,267,857)

Class C
Proceeds from sale of shares	201,383	426,805
Issued to shareholders in reinvestment of distributions	110,754	282,626
Cost of shares redeemed	(2,024,552)	(2,784,158)

Net decrease from share transactions	(1,712,415)	(2,074,727)

Net decrease in net assets	$(6,745,707)	$(11,131,418)

Net Assets:
Beginning of period	23,853,611	34,985,029

End of period (including accumulated net investment income of $13,752 and $27,830, respectively)	$17,107,904	$23,853,611

See Notes to Financial Statements	71	December 31, 2015

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	22,313	32,496
Distributions reinvested	4,883	9,227
Redeemed	(81,009)	(44,984)

Net decrease in shares outstanding	(53,813)	(3,261)

Institutional Class
Sold	16,414	12,805
Distributions reinvested	6,068	17,157
Redeemed	(125,454)	(469,538)

Net decrease in shares outstanding	(102,972)	(439,576)

Class A
Sold	20,799	31,015
Distributions reinvested	10,871	20,904
Redeemed	(90,734)	(131,649)

Net decrease in shares outstanding	(59,064)	(79,730)

Class C
Sold	13,704	26,747
Distributions reinvested	7,510	18,177
Redeemed	(136,214)	(175,160)

Net decrease in shares outstanding	(115,000)	(130,236)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	72	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth Allocation Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$596,414	$1,484,097
Net realized gain/(loss) on affiliated investments	(1,652,037)	650,991
Capital gain distributions from affiliated investments	676,850	490,808
Net change in unrealized depreciation on affiliated investments	(1,504,461)	(2,153,517)

Net increase/(decrease) in net assets resulting from operations	(1,883,234)	472,379

Distributions to Shareholders:
From net investment income
Investor Class	(57,340)	(125,802)
Institutional Class	(312,609)	(655,327)
Class A	(169,516)	(379,977)
Class C	(127,067)	(323,367)

Total distributions	(666,532)	(1,484,473)

Share Transactions:
Investor Class
Proceeds from sale of shares	474,891	320,405
Issued to shareholders in reinvestment of distributions	57,111	125,358
Cost of shares redeemed	(1,510,284)	(847,312)

Net decrease from share transactions	(978,282)	(401,549)

Institutional Class
Proceeds from sale of shares	235,136	863,573
Issued to shareholders in reinvestment of distributions	306,273	469,641
Cost of shares redeemed	(1,079,824)	(8,015,489)

Net decrease from share transactions	(538,415)	(6,682,275)

Class A
Proceeds from sale of shares	177,577	477,194
Issued to shareholders in reinvestment of distributions	168,958	378,590
Cost of shares redeemed	(2,304,644)	(2,671,566)

Net decrease from share transactions	(1,958,109)	(1,815,782)

Class C
Proceeds from sale of shares	182,562	249,081
Issued to shareholders in reinvestment of distributions	125,598	302,187
Cost of shares redeemed	(2,039,803)	(3,598,567)

Net decrease from share transactions	(1,731,643)	(3,047,299)

Net decrease in net assets	$(7,756,215)	$(12,958,999)

Net Assets:
Beginning of period	29,506,624	42,465,623

End of period (including accumulated net investment income of $26,045 and $47,415, respectively)	$21,750,409	$29,506,624

See Notes to Financial Statements	73	December 31, 2015

Statement of Changes in Net Assets

	Forward Growth Allocation Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	33,671	21,751
Distributions reinvested	4,114	8,496
Redeemed	(110,329)	(55,844)

Net decrease in shares outstanding	(72,544)	(25,597)

Institutional Class
Sold	16,218	56,643
Distributions reinvested	22,214	31,907
Redeemed	(76,623)	(529,739)

Net decrease in shares outstanding	(38,191)	(441,189)

Class A
Sold	12,537	31,535
Distributions reinvested	12,212	25,628
Redeemed	(161,681)	(178,173)

Net decrease in shares outstanding	(136,932)	(121,010)

Class C
Sold	12,962	16,784
Distributions reinvested	9,100	20,677
Redeemed	(145,032)	(240,262)

Net decrease in shares outstanding	(122,970)	(202,801)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	74	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income Builder Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$538,253	$846,479
Net realized gain/(loss) on affiliated investments	(1,128,808)	378,010
Capital gain distributions from affiliated investments	163,042	212,179
Net change in unrealized depreciation on affiliated investments	(581,252)	(713,941)

Net increase/(decrease) in net assets resulting from operations	(1,008,765)	722,727

Distributions to Shareholders:
From net investment income
Investor Class	(75,142)	(98,866)
Institutional Class	(167,069)	(311,239)
Class A	(74,744)	(93,398)
Class C	(216,282)	(342,976)
From net realized gains on investments
Investor Class	—	(92,356)
Institutional Class	—	(228,207)
Class A	—	(94,572)
Class C	—	(337,501)

Total distributions	(533,237)	(1,599,115)

Share Transactions:
Investor Class
Proceeds from sale of shares	428,793	1,231,518
Issued to shareholders in reinvestment of distributions	74,579	190,323
Cost of shares redeemed	(1,217,773)	(848,175)

Net increase/(decrease) from share transactions	(714,401)	573,666

Institutional Class
Proceeds from sale of shares	1,062,643	5,110,391
Issued to shareholders in reinvestment of distributions	166,998	535,866
Cost of shares redeemed	(2,286,129)	(9,619,932)

Net decrease from share transactions	(1,056,488)	(3,973,675)

Class A
Proceeds from sale of shares	330,092	1,255,180
Issued to shareholders in reinvestment of distributions	56,028	170,596
Cost of shares redeemed	(533,567)	(2,168,738)

Net decrease from share transactions	(147,447)	(742,962)

Class C
Proceeds from sale of shares	417,404	1,935,159
Issued to shareholders in reinvestment of distributions	180,273	580,227
Cost of shares redeemed	(3,606,089)	(1,291,133)

Net increase/(decrease) from share transactions	(3,008,412)	1,224,253

Net decrease in net assets	$(6,468,750)	$(3,795,106)

Net Assets:
Beginning of period	16,428,099	20,223,205

End of period (including accumulated net investment income of $12,635 and $0, respectively)	$9,959,349	$16,428,099

See Notes to Financial Statements	75	December 31, 2015

Statement of Changes in Net Assets

	Forward Income Builder Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	29,226	79,427
Distributions reinvested	5,308	12,604
Redeemed	(84,566)	(54,433)

Net increase/(decrease) in shares outstanding	(50,032)	37,598

Institutional Class
Sold	73,311	321,284
Distributions reinvested	11,915	35,238
Redeemed	(161,208)	(615,278)

Net decrease in shares outstanding	(75,982)	(258,756)

Class A
Sold	23,241	80,376
Distributions reinvested	4,002	11,278
Redeemed	(37,549)	(141,202)

Net decrease in shares outstanding	(10,306)	(49,548)

Class C
Sold	28,564	123,830
Distributions reinvested	12,888	38,632
Redeemed	(261,402)	(84,044)

Net increase/(decrease) in shares outstanding	(219,950)	78,418

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	76	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$146,909	$731,708
Net realized gain/(loss) on affiliated investments	(1,210,538)	289,187
Capital gain distributions from affiliated investments	457,022	230,985
Net change in unrealized depreciation on affiliated investments	(495,582)	(378,182)

Net increase/(decrease) in net assets resulting from operations	(1,102,189)	873,698

Distributions to Shareholders:
From net investment income
Investor Class	(26,481)	(51,681)
Institutional Class	(177,060)	(458,944)
Class A	(83,604)	(142,917)
Class C	(40,689)	(81,925)

Total distributions	(327,834)	(735,467)

Share Transactions:
Investor Class
Proceeds from sale of shares	117,213	91,205
Issued to shareholders in reinvestment of distributions	26,383	51,466
Cost of shares redeemed	(321,608)	(1,192,375)

Net decrease from share transactions	(178,012)	(1,049,704)

Institutional Class
Proceeds from sale of shares	72,013	618,795
Issued to shareholders in reinvestment of distributions	175,344	366,659
Cost of shares redeemed	(7,575,411)	(2,224,227)

Net decrease from share transactions	(7,328,054)	(1,238,773)

Class A
Proceeds from sale of shares	147,262	99,192
Issued to shareholders in reinvestment of distributions	82,921	142,917
Cost of shares redeemed	(946,314)	(676,123)

Net decrease from share transactions	(716,131)	(434,014)

Class C
Proceeds from sale of shares	86,835	63,593
Issued to shareholders in reinvestment of distributions	40,470	81,421
Cost of shares redeemed	(812,734)	(594,592)

Net decrease from share transactions	(685,429)	(449,578)

Net decrease in net assets	$(10,337,649)	$(3,033,838)

Net Assets:
Beginning of period	15,330,855	18,364,693

End of period (including accumulated net investment income of $19,729 and $30,595, respectively)	$4,993,206	$15,330,855

See Notes to Financial Statements	77	December 31, 2015

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	8,968	6,184
Distributions reinvested	1,954	3,518
Redeemed	(24,028)	(77,795)

Net decrease in shares outstanding	(13,106)	(68,093)

Institutional Class
Sold	4,877	39,589
Distributions reinvested	12,026	24,325
Redeemed	(554,418)	(142,846)

Net decrease in shares outstanding	(537,515)	(78,932)

Class A
Sold	10,365	6,483
Distributions reinvested	6,006	9,598
Redeemed	(66,991)	(43,906)

Net decrease in shares outstanding	(50,620)	(27,825)

Class C
Sold	6,302	4,371
Distributions reinvested	3,092	5,760
Redeemed	(59,018)	(41,292)

Net decrease in shares outstanding	(49,624)	(31,161)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Investor Class
	Year Ended December 31, 2015(a)		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.14		$11.91	$9.80		$9.87		$12.43
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.01	)(d)	(0.04)	(0.06)		(0.06)		0.03
Net realized and unrealized gain/(loss) on investments	(2.12)		0.48	2.28		0.65		(2.57)

Total from Investment Operations	(2.13)		0.44	2.22		0.59		(2.54)

Less Distributions:
From investment income	(0.04)		—	(0.11)		(0.66)		—
From capital gains	(0.16)		(2.21)	(0.00	)(e)	—		(0.02)

Total Distributions	(0.20)		(2.21)	(0.11)		(0.66)		(0.02)

Net Increase/(Decrease) in Net Asset Value	(2.33)		(1.77)	2.11		(0.07)		(2.56)

Net Asset Value, End of Period	$7.81		$10.14	$11.91		$9.80		$9.87

Total Return	(21.01)%		3.07%	22.64%		5.98%		(20.40)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,337		$18,201	$6,576		$2,829		$3,021
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.07)%		(0.33)%	(0.56)%		(0.55)%		0.23%
Operating expenses including reimbursement/waiver	1.29%		1.29%	1.34	%(f)	1.56	%(g)	n/a
Operating expenses excluding reimbursement/waiver	1.61%		1.50%	1.54%		1.57%		1.54%
Portfolio Turnover Rate	66%		133%	57%		69%		116%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Amount represents less than $0.01 per share.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.49% to 1.29%.

(g) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	79	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.18	$11.94	$9.82		$9.90		$12.43
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.01	(0.01)	(0.04)		(0.03)		0.06
Net realized and unrealized gain/(loss) on investments	(2.12)	0.46	2.29		0.64		(2.57)

Total from Investment Operations	(2.11)	0.45	2.25		0.61		(2.51)

Less Distributions:
From investment income	(0.30)	—	(0.13)		(0.69)		—
From capital gains	(0.16)	(2.21)	(0.00	)(d)	—		(0.02)

Total Distributions	(0.46)	(2.21)	(0.13)		(0.69)		(0.02)

Net Increase/(Decrease) in Net Asset Value	(2.57)	(1.76)	2.12		(0.08)		(2.53)

Net Asset Value, End of Period	$7.61	$10.18	$11.94		$9.82		$9.90

Total Return	(20.80)%	3.14%	22.94%		6.15%		(20.16)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,928	$85,199	$91,259		$56,305		$56,664
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	0.15%	(0.06)%	(0.34)%		(0.26)%		0.51%
Operating expenses including reimbursement/waiver	0.99%	0.99%	1.05	%(e)	1.25	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.28%	1.20%	1.24%		1.27%		1.24%
Portfolio Turnover Rate	66%	133%	57%		69%		116%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.19% to 0.99%.

(f) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

December 31, 2015	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013(b)		Year Ended December 31, 2012		Period Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$10.20	$11.94		$9.82		$9.90		$12.39
Income/(Loss) from Operations:
Net investment income/(loss)(d)	0.02	(0.00	)(e)	0.02	(f)	(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	(2.13)	0.47		2.23		0.63		(2.49)

Total from Investment Operations	(2.11)	0.47		2.25		0.61		(2.47)

Less Distributions:
From investment income	(0.17)	—		(0.13)		(0.69)		—
From capital gains	(0.16)	(2.21)		(0.00	)(e)	—		(0.02)

Total Distributions	(0.33)	(2.21)		(0.13)		(0.69)		(0.02)

Net Increase/(Decrease) in Net Asset Value	(2.44)	(1.74)		2.12		(0.08)		(2.49)

Net Asset Value, End of Period	$7.76	$10.20		$11.94		$9.82		$9.90

Total Return	(20.79)%	3.32%		22.93%		6.16%		(19.90	)%(g)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$150	$2,069		$1,105		$9		$9
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	0.16%	(0.03)%		0.18%		(0.25)%		0.30	%(h)
Operating expenses including reimbursement/waiver	0.99%	0.99%		0.99	%(i)	1.25	%(j)	n/a
Operating expenses excluding reimbursement/waiver	1.28%	1.21%		1.24%		1.26%		1.25	%(h)
Portfolio Turnover Rate	66%	133%		57%		69%		116	%(k)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

(c) The Fund began offering Advisor Class shares on May 2, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(g) Not Annualized.

(h) Annualized.

(i) Effective May 1, 2013, the annual expense limitation rate changed from 1.19% to 0.99%.

(j) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

(k) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	81	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Class Z
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.23	$11.96		$9.84		$9.92		$12.43
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.03	0.00	(d)(e)	(0.04)		(0.01)		0.06
Net realized and unrealized gain/(loss) on investments	(2.14)	0.48		2.30		0.63		(2.55)

Total from Investment Operations	(2.11)	0.48		2.26		0.62		(2.49)

Less Distributions:
From investment income	(0.10)	—		(0.14)		(0.70)		—
From capital gains	(0.16)	(2.21)		(0.00	)(d)	—		(0.02)

Total Distributions	(0.26)	(2.21)		(0.14)		(0.70)		(0.02)

Net Increase/(Decrease) in Net Asset Value	(2.37)	(1.73)		2.12		(0.08)		(2.51)

Net Asset Value, End of Period	$7.86	$10.23		$11.96		$9.84		$9.92

Total Return	(20.71)%	3.40%		23.03%		6.25%		(20.00)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,333	$2,852		$6,259		$5,586		$13,569
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	0.36%	0.01%		(0.34)%		(0.10)%		0.51%
Operating expenses including reimbursement/waiver	0.89%	0.89%		0.96	%(f)	1.18	%(g)	n/a
Operating expenses excluding reimbursement/waiver	1.21%	1.10%		1.13%		1.19%		1.13%
Portfolio Turnover Rate	66%	133%		57%		69%		116%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.09% to 0.89%.

(g) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.09%.

December 31, 2015	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$9.71	$10.35	$10.41	$9.73	$10.04
Income/(Loss) from Operations:
Net investment income(b)	0.52	0.52	0.56	0.63	0.69
Net realized and unrealized gain/(loss) on investments	(0.96)	(0.35)	0.07	0.72	(0.33)

Total from Investment Operations	(0.44)	0.17	0.63	1.35	0.36

Less Distributions:
From investment income	(0.53)	(0.53)	(0.56)	(0.67)	(0.67)
From capital gains	(0.03)	(0.28)	(0.13)	—	—

Total Distributions	(0.56)	(0.81)	(0.69)	(0.67)	(0.67)

Net Increase/(Decrease) in Net Asset Value	(1.00)	(0.64)	(0.06)	0.68	(0.31)

Net Asset Value, End of Period	$8.71	$9.71	$10.35	$10.41	$9.73

Total Return	(4.81)%	1.50%	6.19%	14.24%	3.61%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$65,898	$56,326	$61,903	$25,482	$1,925
Ratios to Average Net Assets:
Net investment income	5.44%	5.02%	5.35%	6.15%	6.90%
Operating expenses	1.28%	1.23%	1.21%	1.22%	1.28%
Portfolio Turnover Rate	178%	206%	198%	210%	320%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	83	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$9.67	$10.32	$10.38	$9.70	$10.03
Income/(Loss) from Operations:
Net investment income(b)	0.57	0.56	0.60	0.70	0.73
Net realized and unrealized gain/(loss) on investments	(0.95)	(0.36)	0.07	0.68	(0.33)

Total from Investment Operations	(0.38)	0.20	0.67	1.38	0.40

Less Distributions:
From investment income	(0.57)	(0.57)	(0.60)	(0.70)	(0.73)
From capital gains	(0.03)	(0.28)	(0.13)	—	—

Total Distributions	(0.60)	(0.85)	(0.73)	(0.70)	(0.73)

Net Increase/(Decrease) in Net Asset Value	(0.98)	(0.65)	(0.06)	0.68	(0.33)

Net Asset Value, End of Period	$8.69	$9.67	$10.32	$10.38	$9.70

Total Return	(4.24)%	1.81%	6.62%	14.71%	4.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$20,819	$64,168	$79,283	$95,212	$97,719
Ratios to Average Net Assets:
Net investment income	5.95%	5.41%	5.76%	6.88%	7.30%
Operating expenses	0.85%	0.83%	0.81%	0.83%	0.85%
Portfolio Turnover Rate	178%	206%	198%	210%	320%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2015	84	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$9.67	$10.32	$10.38	$9.70	$10.03
Income/(Loss) from Operations:
Net investment income(b)	0.47	0.47	0.51	0.60	0.64
Net realized and unrealized gain/(loss) on investments	(0.95)	(0.36)	0.06	0.69	(0.33)

Total from Investment Operations	(0.48)	0.11	0.57	1.29	0.31

Less Distributions:
From investment income	(0.48)	(0.48)	(0.50)	(0.61)	(0.64)
From capital gains	(0.03)	(0.28)	(0.13)	—	—

Total Distributions	(0.51)	(0.76)	(0.63)	(0.61)	(0.64)

Net Increase/(Decrease) in Net Asset Value	(0.99)	(0.65)	(0.06)	0.68	(0.33)

Net Asset Value, End of Period	$8.68	$9.67	$10.32	$10.38	$9.70

Total Return(c)	(5.20)%	0.89%	5.67%	13.69%	3.13%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$759	$894	$1,258	$1,241	$1,029
Ratios to Average Net Assets:
Net investment income	4.95%	4.51%	4.85%	5.96%	6.40%
Operating expenses	1.78%	1.73%	1.71%	1.73%	1.76%
Portfolio Turnover Rate	178%	206%	198%	210%	320%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	85	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class Z
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$9.66	$10.31	$10.37	$9.69	$10.02
Income/(Loss) from Operations:
Net investment income(b)	0.56	0.58	0.62	0.71	0.74
Net realized and unrealized gain/(loss) on investments	(0.94)	(0.37)	0.06	0.69	(0.33)

Total from Investment Operations	(0.38)	0.21	0.68	1.40	0.41

Less Distributions:
From investment income	(0.58)	(0.58)	(0.61)	(0.72)	(0.74)
From capital gains	(0.03)	(0.28)	(0.13)	—	—

Total Distributions	(0.61)	(0.86)	(0.74)	(0.72)	(0.74)

Net Increase/(Decrease) in Net Asset Value	(0.99)	(0.65)	(0.06)	0.68	(0.33)

Net Asset Value, End of Period	$8.67	$9.66	$10.31	$10.37	$9.69

Total Return	(4.24)%	1.92%	6.74%	14.84%	4.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,042	$2,513	$11,821	$15,184	$46,138
Ratios to Average Net Assets:
Net investment income	5.95%	5.53%	5.90%	7.07%	7.37%
Operating expenses	0.77%	0.73%	0.71%	0.73%	0.75%
Portfolio Turnover Rate	178%	206%	198%	210%	320%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2015	86	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$11.14	$10.85		$11.70		$11.30	$10.80
Income/(Loss) from Operations:
Net investment income/(loss)(b)	0.12	0.14		(0.05	)(c)	0.17	0.38
Net realized and unrealized gain/(loss) on investments	(0.29)	0.32		(0.50)		0.53	0.52

Total from Investment Operations	(0.17)	0.46		(0.55)		0.70	0.90

Less Distributions:
From investment income	(0.06)	(0.17)		(0.30)		(0.30)	(0.40)

Total Distributions	(0.06)	(0.17)		(0.30)		(0.30)	(0.40)

Net Increase/(Decrease) in Net Asset Value	(0.23)	0.29		(0.85)		0.40	0.50

Net Asset Value, End of Period	$10.91	$11.14		$10.85	(d)	$11.70	$11.30

Total Return	(1.47)%	2.97%		(4.75	)%(d)	6.21%	8.55%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$837	$1,077		$1,298		$2,781	$3,082
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	1.04%	1.27%		(0.46)%		1.48%	3.41%
Operating expenses including reimbursement/waiver	1.08%	1.83	%(e)	n/a		n/a	n/a
Operating expenses excluding reimbursement/waiver	1.09%	1.99%		1.47%		1.23%	1.28%
Portfolio Turnover Rate	308%	314%		222%		149%	157%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(e) Effective December 1, 2014, the Advisor agreed to limit expenses at 1.15%.

See Notes to Financial Statements	87	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$11.18	$10.86		$11.70		$11.30	$10.80
Income/(Loss) from Operations:
Net investment income(b)	0.15	0.24		0.03		0.22	0.40
Net realized and unrealized gain/(loss) on investments	(0.23)	0.28		(0.51)		0.52	0.55

Total from Investment Operations	(0.08)	0.52		(0.48)		0.74	0.95

Less Distributions:
From investment income	(0.19)	(0.20)		(0.36)		(0.34)	(0.45)

Total Distributions	(0.19)	(0.20)		(0.36)		(0.34)	(0.45)

Net Increase/(Decrease) in Net Asset Value	(0.27)	0.32		(0.84)		0.40	0.50

Net Asset Value, End of Period	$10.91	$11.18		$10.86	(c)	$11.70	$11.30

Total Return	(0.76)%	3.51%		(4.19	)%(c)	6.64%	8.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$830	$1,288		$6,794		$9,563	$17,316
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.34%	2.13%		0.30%		1.86%	3.66%
Operating expenses including reimbursement/waiver	0.75%	1.33	%(d)	n/a		n/a	n/a
Operating expenses excluding reimbursement/waiver	1.12%	1.41%		1.06%		0.83%	0.88%
Portfolio Turnover Rate	308%	314%		222%		149%	157%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(d) Effective December 1, 2014, the Advisor agreed to limit expenses at 0.75%.

December 31, 2015	88	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Class Z
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$11.16	$10.84		$11.68		$11.29	$10.79
Income/(Loss) from Operations:
Net investment income(b)	0.16	0.22		0.04		0.22	0.42
Net realized and unrealized gain/(loss) on investments	(0.23)	0.31		(0.51)		0.52	0.54

Total from Investment Operations	(0.07)	0.53		(0.47)		0.74	0.96

Less Distributions:
From investment income	(0.20)	(0.21)		(0.37)		(0.35)	(0.46)

Total Distributions	(0.20)	(0.21)		(0.37)		(0.35)	(0.46)

Net Increase/(Decrease) in Net Asset Value	(0.27)	0.32		(0.84)		0.39	0.50

Net Asset Value, End of Period	$10.89	$11.16		$10.84	(c)	$11.68	$11.29

Total Return	(0.67)%	3.59%		(4.10	)%(c)	6.67%	9.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,284	$10,078		$17,990		$35,860	$59,371
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.48%	1.97%		0.39%		1.93%	3.84%
Operating expenses including reimbursement/waiver	0.65%	1.31	%(d)	n/a		n/a	n/a
Operating expenses excluding reimbursement/waiver	1.03%	1.42%		0.96%		0.73%	0.77%
Portfolio Turnover Rate	308%	314%		222%		149%	157%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(d) Effective December 1, 2014, the Advisor agreed to limit expenses at 0.65%.

See Notes to Financial Statements	89	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Investor Class
	Year Ended December 31, 2015(a)		Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012		Year Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$37.07		$34.98	$26.74	$23.09		$24.50
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.08	)(e)	(0.16)	(0.13)	(0.14)		0.05
Net realized and unrealized gain/(loss) on investments	(0.30)		4.04	8.37	3.79		(1.35)

Total from Investment Operations	(0.38)		3.88	8.24	3.65		(1.30)

Less Distributions:
From capital gains	(4.67)		(1.79)	—	—		—
From return of capital	—		—	—	—		(0.11)

Total Distributions	(4.67)		(1.79)	—	—		(0.11)

Net Increase/(Decrease) in Net Asset Value	(5.05)		2.09	8.24	3.65		(1.41)

Net Asset Value, End of Period	$32.02		$37.07	$34.98	$26.74		$23.09

Total Return	(1.24)%		11.14%	30.88%	15.72%		(5.37)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,056		$1,976	$1,828	$1,950		$2,217
Ratios to Average Net Assets:
Net investment income/(loss)	(0.22)%		(0.45)%	(0.43)%	(0.56)%		0.21%
Operating expenses including reimbursement/waiver	1.25%		1.25%	1.25%	1.38	%(f)(g)	n/a
Operating expenses excluding reimbursement/waiver	1.60%		1.50%	1.42%	1.38%		1.34%
Portfolio Turnover Rate	42%		53%	218%	154%		40%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(c) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

December 31, 2015	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012		Year Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$39.91	$37.39	$28.47	$24.51		$25.93
Income/(Loss) from Operations:
Net investment income/(loss)(d)	0.05	(0.04)	(0.04)	(0.04)		0.16
Net realized and unrealized gain/(loss) on investments	(0.33)	4.35	8.96	4.00		(1.42)

Total from Investment Operations	(0.28)	4.31	8.92	3.96		(1.26)

Less Distributions:
From investment income	(0.04)	—	—	—		—
From capital gains	(4.67)	(1.79)	—	—		—
From return of capital	—	—	—	—		(0.16)

Total Distributions	(4.71)	(1.79)	—	—		(0.16)

Net Increase/(Decrease) in Net Asset Value	(4.99)	2.52	8.92	3.96		(1.42)

Net Asset Value, End of Period	$34.92	$39.91	$37.39	$28.47		$24.51

Total Return	(0.89)%	11.55%	31.33%	16.16%		(4.94)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,868	$15,122	$21,636	$25,416		$98,153
Ratios to Average Net Assets:
Net investment income/(loss)	0.13%	(0.09)%	(0.11)%	(0.15)%		0.62%
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85%	0.99	%(e)(f)	n/a
Operating expenses excluding reimbursement/waiver	1.19%	1.09%	1.02%	0.99%		0.94%
Portfolio Turnover Rate	42%	53%	218%	154%		40%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(c) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

See Notes to Financial Statements	91	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Class Z
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012		Year Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$40.08	$37.50	$28.53	$24.52		$25.93
Income/(Loss) from Operations:
Net investment income/(loss)(d)	0.11	0.01 (e)	(0.03)	(0.01)		0.22
Net realized and unrealized gain/(loss) on investments	(0.33)	4.36	9.00	4.02		(1.46)

Total from Investment Operations	(0.22)	4.37	8.97	4.01		(1.24)

Less Distributions:
From investment income	(0.06)	—	—	—		—
From capital gains	(4.67)	(1.79)	—	—		—
From return of capital	—	—	—	—		(0.17)

Total Distributions	(4.73)	(1.79)	—	—		(0.17)

Net Increase/(Decrease) in Net Asset Value	(4.95)	2.58	8.97	4.01		(1.41)

Net Asset Value, End of Period	$35.13	$40.08	$37.50	$28.53		$24.52

Total Return	(0.76)%	11.67%	31.53%	16.27%		(4.85)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,772	$11,749	$17,511	$2,068		$10,416
Ratios to Average Net Assets:
Net investment income/(loss)	0.26%	0.02%	(0.10)%	(0.03)%		0.82%
Operating expenses including reimbursement/waiver	0.75%	0.75%	0.75%	0.89	%(f)(g)	n/a
Operating expenses excluding reimbursement/waiver	1.10%	0.98%	0.90%	0.90%		0.83%
Portfolio Turnover Rate	42%	53%	218%	154%		40%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(c) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

December 31, 2015	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.95	$15.33	$14.94	$13.96	$15.18
Income/(Loss) from Operations:
Net investment income(b)	0.21	0.51	0.44	0.33	0.33
Net realized and unrealized gain/(loss) on investments	(1.21)	(0.40)	0.42	1.02	(0.83)

Total from Investment Operations	(1.00)	0.11	0.86	1.35	(0.50)

Less Distributions:
From investment income	(0.25)	(0.49)	(0.47)	(0.37)	(0.34)
From capital gains	—	—	—	—	(0.38)

Total Distributions	(0.25)	(0.49)	(0.47)	(0.37)	(0.72)

Net Increase/(Decrease) in Net Asset Value	(1.25)	(0.38)	0.39	0.98	(1.22)

Net Asset Value, End of Period	$13.70	$14.95	$15.33	$14.94	$13.96

Total Return	(6.78)%	0.69%	5.83%	9.71%	(3.34)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$900	$1,416	$2,610	$4,146	$8,503
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.43%	3.32%	2.87%	2.23%	2.15%
Operating expenses including expense paid directly by the advisor(c)	1.53%	1.00%	0.77%	0.75%	0.68%
Net investment income excluding expense paid directly by the advisor	1.33%	3.22%	2.77%	2.12%	2.04%
Operating expenses excluding expense paid directly by the advisor(c)	1.63%	1.10%	0.87%	0.86%	0.79%
Portfolio Turnover Rate	36%	57%	46%	81%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	93	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.97	$15.34	$14.95	$13.97	$15.19
Income/(Loss) from Operations:
Net investment income(b)	0.29	0.45	0.52	0.41	0.39
Net realized and unrealized gain/(loss) on investments	(1.21)	(0.26)	0.42	1.01	(0.81)

Total from Investment Operations	(0.92)	0.19	0.94	1.42	(0.42)

Less Distributions:
From investment income	(0.31)	(0.56)	(0.55)	(0.44)	(0.42)
From capital gains	—	—	—	—	(0.38)

Total Distributions	(0.31)	(0.56)	(0.55)	(0.44)	(0.80)

Net Increase/(Decrease) in Net Asset Value	(1.23)	(0.37)	0.39	0.98	(1.22)

Net Asset Value, End of Period	$13.74	$14.97	$15.34	$14.95	$13.97

Total Return	(6.27)%	1.21%	6.37%	10.26%	(2.84)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$936	$2,070	$16,014	$24,207	$35,935
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.95%	2.87%	3.40%	2.78%	2.55%
Operating expenses including expense paid directly by the advisor(c)	1.04%	0.45%	0.27%	0.25%	0.17%
Net investment income excluding expense paid directly by the advisor	1.85%	2.77%	3.30%	2.67%	2.44%
Operating expenses excluding expense paid directly by the advisor(c)	1.14%	0.55%	0.37%	0.36%	0.28%
Portfolio Turnover Rate	36%	57%	46%	81%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	94	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.95	$15.32	$14.93	$13.95	$15.17
Income/(Loss) from Operations:
Net investment income(b)	0.24	0.57	0.48	0.38	0.30
Net realized and unrealized gain/(loss) on investments	(1.21)	(0.43)	0.41	0.99	(0.78)

Total from Investment Operations	(0.97)	0.14	0.89	1.37	(0.48)

Less Distributions:
From investment income	(0.27)	(0.51)	(0.50)	(0.39)	(0.36)
From capital gains	—	—	—	—	(0.38)

Total Distributions	(0.27)	(0.51)	(0.50)	(0.39)	(0.74)

Net Increase/(Decrease) in Net Asset Value	(1.24)	(0.37)	0.39	0.98	(1.22)

Net Asset Value, End of Period	$13.71	$14.95	$15.32	$14.93	$13.95

Total Return(c)	(6.60)%	0.89%	6.00%	9.89%	(3.21)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,768	$3,766	$4,886	$5,904	$6,230
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.68%	3.67%	3.16%	2.60%	1.93%
Operating expenses including expense paid directly by the advisor(d)	1.39%	0.87%	0.62%	0.60%	0.51%
Net investment income excluding expense paid directly by the advisor	1.58%	3.57%	3.06%	2.50%	1.82%
Operating expenses excluding expense paid directly by the advisor(d)	1.49%	0.97%	0.72%	0.70%	0.62%
Portfolio Turnover Rate	36%	57%	46%	81%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	95	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.92	$15.30	$14.91	$13.93	$15.15
Income/(Loss) from Operations:
Net investment income(b)	0.13	0.45	0.37	0.28	0.25
Net realized and unrealized gain/(loss) on investments	(1.20)	(0.41)	0.41	0.99	(0.83)

Total from Investment Operations	(1.07)	0.04	0.78	1.27	(0.58)

Less Distributions:
From investment income	(0.20)	(0.42)	(0.39)	(0.29)	(0.26)
From capital gains	—	—	—	—	(0.38)

Total Distributions	(0.20)	(0.42)	(0.39)	(0.29)	(0.64)

Net Increase/(Decrease) in Net Asset Value	(1.27)	(0.38)	0.39	0.98	(1.22)

Net Asset Value, End of Period	$13.65	$14.92	$15.30	$14.91	$13.93

Total Return(c)	(7.25)%	0.26%	5.30%	9.18%	(3.84)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,714	$4,096	$6,639	$9,884	$11,984
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	0.92%	2.90%	2.41%	1.89%	1.68%
Operating expenses including expense paid directly by the advisor(d)	2.03%	1.50%	1.27%	1.25%	1.18%
Net investment income excluding expense paid directly by the advisor	0.82%	2.80%	2.31%	1.79%	1.57%
Operating expenses excluding expense paid directly by the advisor(d)	2.13%	1.60%	1.37%	1.35%	1.29%
Portfolio Turnover Rate	36%	57%	46%	81%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	96	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.19	$15.74	$15.02	$13.94	$14.82
Income/(Loss) from Operations:
Net investment income(b)	0.29	0.59	0.46	0.30	0.24
Net realized and unrealized gain/(loss) on investments	(1.37)	(0.54)	0.74	1.15	(0.79)

Total from Investment Operations	(1.08)	0.05	1.20	1.45	(0.55)

Less Distributions:
From investment income	(0.31)	(0.60)	(0.48)	(0.37)	(0.27)
From capital gains	—	—	—	—	(0.06)

Total Distributions	(0.31)	(0.60)	(0.48)	(0.37)	(0.33)

Net Increase/(Decrease) in Net Asset Value	(1.39)	(0.55)	0.72	1.08	(0.88)

Net Asset Value, End of Period	$13.80	$15.19	$15.74	$15.02	$13.94

Total Return	(7.22)%	0.24%	8.06%	10.46%	(3.74)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,616	$3,697	$3,881	$4,540	$7,527
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.95%	3.74%	2.97%	2.04%	1.63%
Operating expenses including expense paid directly by the advisor(c)	1.11%	0.89%	0.78%	0.75%	0.71%
Net investment income excluding expense paid directly by the advisor	1.85%	3.64%	2.87%	1.92%	1.50%
Operating expenses excluding expense paid directly by the advisor(c)	1.21%	0.99%	0.88%	0.87%	0.84%
Portfolio Turnover Rate	45%	61%	62%	84%	79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	97	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.21	$15.76	$15.04	$13.96	$14.84
Income/(Loss) from Operations:
Net investment income(b)	0.35	0.56	0.52	0.39	0.31
Net realized and unrealized gain/(loss) on investments	(1.35)	(0.43)	0.76	1.14	(0.78)

Total from Investment Operations	(1.00)	0.13	1.28	1.53	(0.47)

Less Distributions:
From investment income	(0.39)	(0.68)	(0.56)	(0.45)	(0.35)
From capital gains	—	—	—	—	(0.06)

Total Distributions	(0.39)	(0.68)	(0.56)	(0.45)	(0.41)

Net Increase/(Decrease) in Net Asset Value	(1.39)	(0.55)	0.72	1.08	(0.88)

Net Asset Value, End of Period	$13.82	$15.21	$15.76	$15.04	$13.96

Total Return	(6.71)%	0.75%	8.61%	11.05%	(3.22)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,551	$4,375	$11,458	$16,273	$24,909
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.36%	3.51%	3.33%	2.65%	2.08%
Operating expenses including expense paid directly by the advisor(c)	0.60%	0.38%	0.28%	0.25%	0.21%
Net investment income excluding expense paid directly by the advisor	2.26%	3.41%	3.23%	2.53%	1.95%
Operating expenses excluding expense paid directly by the advisor(c)	0.70%	0.48%	0.38%	0.37%	0.34%
Portfolio Turnover Rate	45%	61%	62%	84%	79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	98	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.16	$15.71	$14.99	$13.92	$14.80
Income/(Loss) from Operations:
Net investment income(b)	0.32	0.61	0.47	0.37	0.28
Net realized and unrealized gain/(loss) on investments	(1.38)	(0.54)	0.75	1.10	(0.81)

Total from Investment Operations	(1.06)	0.07	1.22	1.47	(0.53)

Less Distributions:
From investment income	(0.33)	(0.62)	(0.50)	(0.40)	(0.29)
From capital gains	—	—	—	—	(0.06)

Total Distributions	(0.33)	(0.62)	(0.50)	(0.40)	(0.35)

Net Increase/(Decrease) in Net Asset Value	(1.39)	(0.55)	0.72	1.07	(0.88)

Net Asset Value, End of Period	$13.77	$15.16	$15.71	$14.99	$13.92

Total Return(c)	(7.08)%	0.39%	8.23%	10.62%	(3.59)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,209	$7,731	$9,262	$12,222	$12,691
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.18%	3.84%	3.00%	2.53%	1.87%
Operating expenses including expense paid directly by the advisor(d)	0.97%	0.74%	0.63%	0.60%	0.56%
Net investment income excluding expense paid directly by the advisor	2.08%	3.74%	2.90%	2.42%	1.74%
Operating expenses excluding expense paid directly by the advisor(d)	1.07%	0.84%	0.73%	0.71%	0.69%
Portfolio Turnover Rate	45%	61%	62%	84%	79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	99	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.16	$15.71	$14.99	$13.90	$14.77
Income/(Loss) from Operations:
Net investment income(b)	0.21	0.50	0.36	0.23	0.17
Net realized and unrealized gain/(loss) on investments	(1.36)	(0.54)	0.75	1.15	(0.79)

Total from Investment Operations	(1.15)	(0.04)	1.11	1.38	(0.62)

Less Distributions:
From investment income	(0.23)	(0.51)	(0.39)	(0.29)	(0.19)
From capital gains	—	—	—	—	(0.06)

Total Distributions	(0.23)	(0.51)	(0.39)	(0.29)	(0.25)

Net Increase/(Decrease) in Net Asset Value	(1.38)	(0.55)	0.72	1.09	(0.87)

Net Asset Value, End of Period	$13.78	$15.16	$15.71	$14.99	$13.90

Total Return(c)	(7.65)%	(0.28)%	7.56%	9.89%	(4.19)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,731	$8,051	$10,385	$14,466	$22,529
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.41%	3.13%	2.35%	1.57%	1.18%
Operating expenses including expense paid directly by the advisor(d)	1.61%	1.39%	1.28%	1.25%	1.21%
Net investment income excluding expense paid directly by the advisor	1.31%	3.03%	2.25%	1.45%	1.05%
Operating expenses excluding expense paid directly by the advisor(d)	1.71%	1.49%	1.38%	1.37%	1.34%
Portfolio Turnover Rate	45%	61%	62%	84%	79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	100	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.33	$14.91	$14.09	$12.94	$14.71
Income/(Loss) from Operations:
Net investment income(b)	0.29	0.63	0.42	0.33	0.12
Net realized and unrealized gain/(loss) on investments	(1.40)	(0.58)	0.83	1.22	(0.98)

Total from Investment Operations	(1.11)	0.05	1.25	1.55	(0.86)

Less Distributions:
From investment income	(0.34)	(0.63)	(0.43)	(0.40)	(0.13)
From capital gains	—	—	—	—	(0.78)

Total Distributions	(0.34)	(0.63)	(0.43)	(0.40)	(0.91)

Net Increase/(Decrease) in Net Asset Value	(1.45)	(0.58)	0.82	1.15	(1.77)

Net Asset Value, End of Period	$12.88	$14.33	$14.91	$14.09	$12.94

Total Return	(7.90)%	0.29%	8.98%	12.09%	(5.82)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,607	$2,827	$3,323	$4,408	$7,853
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.07%	4.18%	2.82%	2.37%	0.86%
Operating expenses including expense paid directly by the advisor(c)	1.01%	0.82%	0.79%	0.76%	0.71%
Net investment income excluding expense paid directly by the advisor	1.97%	4.08%	2.72%	2.26%	0.72%
Operating expenses excluding expense paid directly by the advisor(c)	1.11%	0.92%	0.89%	0.87%	0.85%
Portfolio Turnover Rate	52%	62%	83%	89%	84%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	101	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.33	$14.91	$14.09	$12.94	$14.72
Income/(Loss) from Operations:
Net investment income(b)	0.40	0.64	0.56	0.39	0.19
Net realized and unrealized gain/(loss) on investments	(1.45)	(0.51)	0.77	1.24	(0.98)

Total from Investment Operations	(1.05)	0.13	1.33	1.63	(0.79)

Less Distributions:
From investment income	(0.41)	(0.71)	(0.51)	(0.48)	(0.21)
From capital gains	—	—	—	—	(0.78)

Total Distributions	(0.41)	(0.71)	(0.51)	(0.48)	(0.99)

Net Increase/(Decrease) in Net Asset Value	(1.46)	(0.58)	0.82	1.15	(1.78)

Net Asset Value, End of Period	$12.87	$14.33	$14.91	$14.09	$12.94

Total Return	(7.45)%	0.80%	9.54%	12.73%	(5.39)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,541	$11,170	$18,203	$13,631	$24,550
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.83%	4.21%	3.78%	2.85%	1.28%
Operating expenses including expense paid directly by the advisor(c)	0.53%	0.32%	0.28%	0.26%	0.21%
Net investment income excluding expense paid directly by the advisor	2.73%	4.11%	3.68%	2.73%	1.14%
Operating expenses excluding expense paid directly by the advisor(c)	0.63%	0.42%	0.38%	0.38%	0.35%
Portfolio Turnover Rate	52%	62%	83%	89%	84%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.32	$14.90	$14.08	$12.94	$14.72
Income/(Loss) from Operations:
Net investment income(b)	0.31	0.65	0.46	0.38	0.17
Net realized and unrealized gain/(loss) on investments	(1.40)	(0.57)	0.81	1.19	(1.01)

Total from Investment Operations	(1.09)	0.08	1.27	1.57	(0.84)

Less Distributions:
From investment income	(0.36)	(0.66)	(0.45)	(0.43)	(0.16)
From capital gains	—	—	—	—	(0.78)

Total Distributions	(0.36)	(0.66)	(0.45)	(0.43)	(0.94)

Net Increase/(Decrease) in Net Asset Value	(1.45)	(0.58)	0.82	1.14	(1.78)

Net Asset Value, End of Period	$12.87	$14.32	$14.90	$14.08	$12.94

Total Return(c)	(7.73)%	0.44%	9.15%	12.25%	(5.73)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,365	$7,933	$10,058	$10,553	$12,709
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.18%	4.28%	3.12%	2.78%	1.14%
Operating expenses including expense paid directly by the advisor(d)	0.86%	0.67%	0.64%	0.61%	0.56%
Net investment income excluding expense paid directly by the advisor	2.08%	4.18%	3.02%	2.67%	1.00%
Operating expenses excluding expense paid directly by the advisor(d)	0.96%	0.77%	0.74%	0.72%	0.70%
Portfolio Turnover Rate	52%	62%	83%	89%	84%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	103	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.20	$14.78	$13.96	$12.83	$14.63
Income/(Loss) from Operations:
Net investment income(b)	0.22	0.53	0.34	0.27	0.07
Net realized and unrealized gain/(loss) on investments	(1.39)	(0.56)	0.84	1.21	(0.99)

Total from Investment Operations	(1.17)	(0.03)	1.18	1.48	(0.92)

Less Distributions:
From investment income	(0.27)	(0.55)	(0.36)	(0.35)	(0.10)
From capital gains	—	—	—	—	(0.78)

Total Distributions	(0.27)	(0.55)	(0.36)	(0.35)	(0.88)

Net Increase/(Decrease) in Net Asset Value	(1.44)	(0.58)	0.82	1.13	(1.80)

Net Asset Value, End of Period	$12.76	$14.20	$14.78	$13.96	$12.83

Total Return(c)	(8.36)%	(0.23)%	8.49%	11.57%	(6.31)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,238	$7,576	$10,881	$14,018	$20,321
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.56%	3.53%	2.30%	2.00%	0.50%
Operating expenses including expense paid directly by the advisor(d)	1.51%	1.32%	1.29%	1.26%	1.21%
Net investment income excluding expense paid directly by the advisor	1.46%	3.43%	2.20%	1.89%	0.36%
Operating expenses excluding expense paid directly by the advisor(d)	1.61%	1.42%	1.39%	1.37%	1.35%
Portfolio Turnover Rate	52%	62%	83%	89%	84%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2015	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.60	$15.34		$15.33		$14.50	$14.39
Income/(Loss) from Operations:
Net investment income(c)	0.56	0.77		0.70		0.67	0.62
Net realized and unrealized gain/(loss) on investments	(1.66)	(0.10)		0.03		0.88	0.12

Total from Investment Operations	(1.10)	0.67		0.73		1.55	0.74

Less Distributions:
From investment income	(0.56)	(0.76)		(0.67)		(0.72)	(0.63)
From capital gains	—	(0.65)		(0.05)		—	—

Total Distributions	(0.56)	(1.41)		(0.72)		(0.72)	(0.63)

Net Increase/(Decrease) in Net Asset Value	(1.66)	(0.74)		0.01		0.83	0.11

Net Asset Value, End of Period	$12.94	$14.60		$15.34		$15.33	$14.50

Total Return	(7.76)%	4.34%		4.80%		11.04%	5.26%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,414	$2,326		$1,867		$1,381	$2,289
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	3.94%	4.94%		4.50%		4.53%	4.30%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.89%	0.96	%(e)	0.99	%(f)	1.07%	0.97%
Net investment income excluding waiver and expense paid directly by the advisor	3.44%	4.72%		4.43%		4.43%	4.19%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	1.39%	1.18%		1.06%		1.17%	1.08%
Portfolio Turnover Rate	212%	191%		95%		135%	38%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective October 1, 2014, the annual expense limitation rate changed from 0.99% to 0.89%.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements	105	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.62	$15.36		$15.35		$14.51	$14.40
Income/(Loss) from Operations:
Net investment income(c)	0.64	0.73		0.72		0.75	0.70
Net realized and unrealized gain/(loss) on investments	(1.67)	0.01		0.08		0.89	0.12

Total from Investment Operations	(1.03)	0.74		0.80		1.64	0.82

Less Distributions:
From investment income	(0.63)	(0.83)		(0.74)		(0.80)	(0.71)
From capital gains	—	(0.65)		(0.05)		—	—

Total Distributions	(0.63)	(1.48)		(0.79)		(0.80)	(0.71)

Net Increase/(Decrease) in Net Asset Value	(1.66)	(0.74)		0.01		0.84	0.11

Net Asset Value, End of Period	$12.96	$14.62		$15.36		$15.35	$14.51

Total Return	(7.27)%	4.83%		5.34%		11.59%	5.79%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,893	$4,376		$8,568		$9,497	$11,545
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.51%	4.63%		4.62%		5.06%	4.81%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.39%	0.47	%(e)	0.49	%(f)	0.57%	0.47%
Net investment income excluding waiver and expense paid directly by the advisor	4.00%	4.44%		4.55%		4.96%	4.69%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	0.90%	0.66%		0.56%		0.67%	0.59%
Portfolio Turnover Rate	212%	191%		95%		135%	38%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective October 1, 2014, the annual expense limitation rate changed from 0.49% to 0.39%.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.49%.

December 31, 2015	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.61	$15.35		$15.34		$14.51	$14.39
Income/(Loss) from Operations:
Net investment income(c)	0.63	0.82		0.84		0.85	0.66
Net realized and unrealized gain/(loss) on investments	(1.70)	(0.11)		(0.07)		0.74	0.13

Total from Investment Operations	(1.07)	0.71		0.77		1.59	0.79

Less Distributions:
From investment income	(0.59)	(0.80)		(0.71)		(0.76)	(0.67)
From capital gains	—	(0.65)		(0.05)		—	—

Total Distributions	(0.59)	(1.45)		(0.76)		(0.76)	(0.67)

Net Increase/(Decrease) in Net Asset Value	(1.66)	(0.74)		0.01		0.83	0.12

Net Asset Value, End of Period	$12.95	$14.61		$15.35		$15.34	$14.51

Total Return(d)	(7.52)%	4.58%		5.10%		11.25%	5.59%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,602	$1,958		$2,817		$693	$274
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.44%	5.26%		5.42%		5.73%	4.50%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.64%	0.71	%(f)	0.74	%(g)	0.77%	0.70%
Net investment income excluding waiver and expense paid directly by the advisor	3.91%	5.04%		5.35%		5.62%	4.38%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.17%	0.93%		0.81%		0.88%	0.82%
Portfolio Turnover Rate	212%	191%		95%		135%	38%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 0.74% to 0.64%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.74%.

See Notes to Financial Statements	107	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.54	$15.29		$15.30		$14.47	$14.36
Income/(Loss) from Operations:
Net investment income(c)	0.46	0.71		0.62		0.62	0.57
Net realized and unrealized gain/(loss) on investments	(1.62)	(0.11)		0.02		0.86	0.10

Total from Investment Operations	(1.16)	0.60		0.64		1.48	0.67

Less Distributions:
From investment income	(0.49)	(0.70)		(0.60)		(0.65)	(0.56)
From capital gains	—	(0.65)		(0.05)		—	—

Total Distributions	(0.49)	(1.35)		(0.65)		(0.65)	(0.56)

Net Increase/(Decrease) in Net Asset Value	(1.65)	(0.75)		(0.01)		0.83	0.11

Net Asset Value, End of Period	$12.89	$14.54		$15.29		$15.30	$14.47

Total Return(d)	(8.18)%	3.86%		4.28%		10.45%	4.76%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,050	$7,768		$6,971		$5,775	$5,354
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	3.24%	4.54%		4.04%		4.22%	3.95%
Operating expenses including waiver and expense paid directly by the advisor(e)	1.39%	1.46	%(f)	1.48	%(g)	1.56%	1.48%
Net investment income excluding waiver and expense paid directly by the advisor	2.75%	4.32%		3.96%		4.12%	3.83%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.88%	1.68%		1.56%		1.66%	1.60%
Portfolio Turnover Rate	212%	191%		95%		135%	38%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 1.49% to 1.39%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 1.49%.

December 31, 2015	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.42	$14.45		$13.95	$12.54	$14.01
Income/(Loss) from Operations:
Net investment income(c)	0.50	0.42		0.28	0.37	0.03
Net realized and unrealized gain/(loss) on investments	(1.76)	0.20		0.53	1.49	(1.12)

Total from Investment Operations	(1.26)	0.62		0.81	1.86	(1.09)

Less Distributions:
From investment income	(0.46)	(0.65)		(0.31)	(0.45)	(0.05)
From capital gains	—	—		—	—	(0.33)

Total Distributions	(0.46)	(0.65)		(0.31)	(0.45)	(0.38)

Net Increase/(Decrease) in Net Asset Value	(1.72)	(0.03)		0.50	1.41	(1.47)

Net Asset Value, End of Period	$12.70	$14.42		$14.45	$13.95	$12.54

Total Return	(8.87)%	4.28%		5.78%	15.05%	(7.72)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$663	$942		$1,928	$3,009	$4,800
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	3.62%	2.83%		1.93%	2.74%	0.20%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.89%	0.98	%(e)	1.12%	1.00%	0.85%
Net investment income excluding waiver and expense paid directly by the advisor	2.80%	2.69%		1.83%	2.62%	0.06%
Operating expenses excluding expense paid directly by the advisor(d)	1.71%	1.12%		1.22%	1.12%	0.99%
Portfolio Turnover Rate	84%	6%		109%	93%	104%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.99% and effective October 1, 2014, the annual expense limitation rate changed from 0.99% to 0.89%.

See Notes to Financial Statements	109	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Institutional Class
	Year Ended December 31, 2015(a)		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.95		$14.96		$14.43	$12.94	$14.39
Income/(Loss) from Operations:
Net investment income(c)	(0.06	)(d)	0.68		0.52	0.42	0.06
Net realized and unrealized gain/(loss) on investments	(1.16)		0.04		0.40	1.58	(1.10)

Total from Investment Operations	(1.22)		0.72		0.92	2.00	(1.04)

Less Distributions:
From investment income	(0.53)		(0.73)		(0.39)	(0.51)	(0.08)
From capital gains	—		—		—	—	(0.33)

Total Distributions	(0.53)		(0.73)		(0.39)	(0.51)	(0.41)

Net Increase/(Decrease) in Net Asset Value	(1.75)		(0.01)		0.53	1.49	(1.45)

Net Asset Value, End of Period	$13.20		$14.95		$14.96	$14.43	$12.94

Total Return	(8.32)%		4.81%		6.39%	15.59%	(7.21)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,119		$9,302		$10,490	$6,562	$11,518
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	(0.37)%		4.38%		3.48%	3.03%	0.42%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.39%		0.47	%(f)	0.55%	0.50%	0.33%
Net investment income excluding waiver and expense paid directly by the advisor	(0.80)%		4.21%		3.38%	2.91%	0.27%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	0.82%		0.64%		0.65%	0.62%	0.48%
Portfolio Turnover Rate	84%		6%		109%	93%	104%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.49% and effective October 1, 2014, the annual expense limitation rate changed from 0.49% to 0.39%.

December 31, 2015	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.72	$14.74		$14.22	$12.77	$14.23
Income/(Loss) from Operations:
Net investment income(c)	0.52	0.64		0.33	0.44	0.07
Net realized and unrealized gain/(loss) on investments	(1.78)	0.01		0.52	1.48	(1.14)

Total from Investment Operations	(1.26)	0.65		0.85	1.92	(1.07)

Less Distributions:
From investment income	(0.48)	(0.67)		(0.33)	(0.47)	(0.06)
From capital gains	—	—		—	—	(0.33)

Total Distributions	(0.48)	(0.67)		(0.33)	(0.47)	(0.39)

Net Increase/(Decrease) in Net Asset Value	(1.74)	(0.02)		0.52	1.45	(1.46)

Net Asset Value, End of Period	$12.98	$14.72		$14.74	$14.22	$12.77

Total Return(d)	(8.72)%	4.43%		6.03%	15.17%	(7.54)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,079	$3,103		$3,518	$4,150	$4,777
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	3.63%	4.15%		2.22%	3.18%	0.48%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.74%	0.83	%(f)	0.96%	0.85%	0.70%
Net investment income excluding waiver and expense paid directly by the advisor	2.82%	3.98%		2.12%	3.06%	0.34%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.55%	1.00%		1.06%	0.97%	0.84%
Portfolio Turnover Rate	84%	6%		109%	93%	104%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.84% and effective October 1, 2014, the annual expense limitation rate changed from 0.84% to 0.74%.

See Notes to Financial Statements	111	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(b)	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.01	$14.06		$13.58	$12.23	$13.71
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.37	0.52		0.19	0.32	(0.00	)(d)
Net realized and unrealized gain/(loss) on investments	(1.66)	0.01		0.53	1.44	(1.11)

Total from Investment Operations	(1.29)	0.53		0.72	1.76	(1.11)

Less Distributions:
From investment income	(0.40)	(0.58)		(0.24)	(0.41)	(0.04)
From capital gains	—	—		—	—	(0.33)

Total Distributions	(0.40)	(0.58)		(0.24)	(0.41)	(0.37)

Net Increase/(Decrease) in Net Asset Value	(1.69)	(0.05)		0.48	1.35	(1.48)

Net Asset Value, End of Period	$12.32	$14.01		$14.06	$13.58	$12.23

Total Return(e)	(9.33)%	3.79%		5.29%	14.48%	(8.13)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,132	$1,983		$2,428	$3,554	$4,394
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	2.72%	3.55%		1.38%	2.43%	(0.00	)%(f)
Operating expenses including waiver and expense paid directly by the advisor(g)	1.39%	1.47	%(h)	1.62%	1.50%	1.36%
Net investment income/(loss) excluding waiver and expense paid directly by the advisor	1.96%	3.37%		1.28%	2.31%	(0.14)%
Operating expenses excluding waiver and expense paid directly by the advisor(g)	2.15%	1.65%		1.72%	1.62%	1.50%
Portfolio Turnover Rate	84%	6%		109%	93%	104%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Amount represents less than 0.01%.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

(h) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.49% and effective October 1, 2014, the annual expense limitation rate changed from 1.49% to 1.39%.

December 31, 2015	112	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust has 23 registered funds. This annual report describes 9 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights relate to the Forward Frontier Strategy Fund (“Frontier Strategy Fund”), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), and the Forward Total MarketPlus Fund (“Total MarketPlus Fund”). The Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income Builder Fund (“Income Builder Fund”), and the Forward Multi-Strategy Fund (“Multi-Strategy Fund”) (collectively, the “Allocation Funds”) are also included in the accompanying financial statements and financial highlights.

The Frontier Strategy Fund seeks capital growth and invests primarily in investments that provide exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world). The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment grade debt securities or synthetic or other instruments that have similar economic characteristics to investment grade debt securities. The Total MarketPlus Fund seeks capital growth and invests primarily in derivative instruments such as swaps, structured notes, futures and options that have similar economic characteristics to common stocks of companies with a range of large, mid and small market capitalization, such as those in the Fund’s benchmark, the Russell 3000 Index. The Balanced Allocation Fund is a “fund of funds” that seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds and certain of the related investment companies managed by subsidiaries of Salient Partners, L.P. (together, the “Underlying Funds”), which may invest in the following types of asset classes: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds” that seeks moderate potential capital appreciation and invests primarily in a combination of other Underlying Funds, which may invest in the following types of asset classes: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Underlying Funds, which may invest in the following types of asset classes: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income Builder Fund is a “fund of funds” that seeks high current income and some stability of principal and invests primarily in a combination of other Underlying Funds, which may invest in the following types of asset classes: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Multi- Strategy Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Underlying Funds, which may invest in the following types of strategies and asset classes: long/ short strategies, momentum strategies, tactical strategies, U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Frontier Strategy Fund is classified as a non-diversified fund under the 1940 Act. The Allocation Funds are “funds of funds” that primarily invest in a combination of other Underlying Funds to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose the Allocation Funds to all of the risks of the Underlying Funds and, in general, indirectly subject the Allocation Funds to a pro rata portion of the Underlying Funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that

113	December 31, 2015

Notes to Financial Statements

affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2015.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask prices for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the- counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on

December 31, 2015	114

Notes to Financial Statements

their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis.

Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2015, the Funds held no securities sold short.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be

115	December 31, 2015

Notes to Financial Statements

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the meas-

urement date. Investments in the Underlying Funds are valued at their NAV daily and are classified as Level 1 prices.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2015:

Investments in Securities	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Agency Pass-Through Securities(a)	—	$4,300,630	—	$4,300,630
Collateralized Mortgage Obligations(a)	—	4,952,947	—	4,952,947

Total	—	$9,253,577	—	$9,253,577

High Yield Bond Fund
Corporate Bonds(a)	—	$76,938,764	—	$76,938,764

Total	—	$76,938,764	—	$76,938,764

Investment Grade Fixed-Income Fund
U.S. Treasury Bonds & Notes	—	$8,619,290	—	$8,619,290

Total	—	$8,619,290	—	$8,619,290

Total MarketPlus Fund
Exchange-Traded Funds	$14,763,329	—	—	$14,763,329

Total	$14,763,329	—	—	$14,763,329

Balanced Allocation Fund
Affiliated Investment Companies	$7,180,966	—	—	$7,180,966

Total	$7,180,966	—	—	$7,180,966

Growth & Income Allocation Fund
Affiliated Investment Companies	$16,962,782	—	—	$16,962,782

Total	$16,962,782	—	—	$16,962,782

December 31, 2015	116

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Growth Allocation Fund
Affiliated Investment Companies	$21,706,542	—	—	$21,706,542

Total	$21,706,542	—	—	$21,706,542

Income Builder Fund
Affiliated Investment Companies	$9,686,407	—	—	$9,686,407

Total	$9,686,407	—	—	$9,686,407

Multi-Strategy Fund
Affiliated Investment Companies	$4,747,449	—	—	$4,747,449

Total	$4,747,449	—	—	$4,747,449

(a) For detailed descriptions of industry or sector, see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Liabilities
Total Return Swap Contracts	—	$(1,604,531)	—	$(1,604,531)

Total	—	$(1,604,531)	—	$(1,604,531)

Investment Grade Fixed-Income Fund
Liabilities
Credit Default Swap Contracts	—	$(11,312)	—	$(11,312)

Total	—	$(11,312)	—	$(11,312)

Total MarketPlus Fund
Assets
Total Return Swap Contracts	—	$1,115,924	—	$1,115,924

Total	—	$1,115,924	—	$1,115,924

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2015 there were no transfers between Level 1 and Level 2 securities. As of December 31, 2015, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

117	December 31, 2015

Notes to Financial Statements

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of

December 31, 2015	118

Notes to Financial Statements

the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no futures contracts during the year ended December 31, 2015.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options during the year ended December 31, 2015.

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying

119	December 31, 2015

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assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to cor-

rectly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2015, the Frontier Strategy Fund, the Investment Grade Fixed-Income Fund and the Total MarketPlus Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. As of December 31, 2015, the Frontier Strategy Fund, Investment Grade Fixed-Income Fund and Total MarketPlus Fund held swap agreements and have disclosed the details in the Portfolio of Investments. No other Funds held swap agreements at December 31, 2015.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

December 31, 2015	120

Notes to Financial Statements

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2015(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)		—	Unrealized loss on swap contracts	$1,604,531

Total		—		$1,604,531

Investment Grade Fixed-Income Fund
Credit Contracts (Credit Default Swaps)		—	Unrealized loss on swap contracts	$11,312	(b)

Total		—		$11,312

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$1,115,924		—

Total		$1,115,924		—

(a) For open derivative instruments as of December 31, 2015, see the Portfolio of Investments. At December 31, 2015, the percentage of the fair value of derivatives to net assets (“derivative activity”) for the Frontier Strategy Fund (Swaps) was 2.86% higher than the Fund’s average month-end derivative activity during the year. The Portfolio of Investments is representative of the derivative activity for the year ended December 31, 2015 for the other Funds included in the table above.

(b) Includes the cumulative appreciation/depreciation of credit default swap contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$(22,092,106)	$5,432,573

Total		$(22,092,106)	$5,432,573

Investment Grade Fixed-Income Fund
Credit Contracts (Credit Default Swaps)	Net realized gain/(loss) on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$3,093	$(11,312)

Total		$3,093	$(11,312)

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$2,283,277	$(2,165,742)

Total		$2,283,277	$(2,165,742)

Certain derivative contracts are executed under either standardized netting agreements or for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of setoff that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination.

121	December 31, 2015

Notes to Financial Statements

Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2015:

Offsetting of Financial Assets and Derivative Assets(a)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received (b)	Net Amount
Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	$1,115,924	$—	$1,115,924	$—	$—	$1,115,924

Total	$1,115,924	$—	$1,115,924	$—	$—	$1,115,924

Offsetting of Financial Liabilities and Derivative Liabilities(a)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Pledged (b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$1,604,531	$—	$1,604,531	$—	$(1,604,531)	$—

Total	$1,604,531	$—	$1,604,531	$—	$(1,604,531)	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2015, the Funds held no warrants.

December 31, 2015	122

Notes to Financial Statements

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Frontier Strategy Fund, the Total MarketPlus Fund, the Balanced Allocation Fund, the Growth & Income Allocation Fund, the Growth Allocation Fund, and the Multi-Strategy Fund are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to rules enacted by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations are in effect with respect to these seven Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these six Fund’s expenses, adversely affecting its total return.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier Strategy Fund and the Total MarketPlus Fund; quarterly for the Growth & Income Allocation Fund, the Growth Allocation Fund and the Multi-Strategy Fund; monthly for the Balanced Allocation Fund, the High Yield Bond Fund, the Income Builder Fund and the Investment Grade Fixed- Income Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the Real Estate Investment Trusts (“REITs”), the Funds recharacterize distributions received from REIT invest-

ments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2015, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax

123	December 31, 2015

Notes to Financial Statements

expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experi-

encing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2015 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

On June 9, 2015, Forward Management was acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments. Subsequent to the acquisition, Forward Management continues to act as the investment advisor of the Funds as a wholly owned subsidiary of Salient pursuant to a new investment management contract, which is substantially identical to the terms of the Funds’ previous investment management agreement, approved by the shareholders of each Fund and the Board of Trustees. Pursuant to this new investment management agreement, Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2015, based on each Fund’s average daily net assets:

Fund	Advisory Fee	Fund	Advisory Fee
Frontier Strategy Fund	0.85%	Balanced Allocation Fund	0.10%(a)

High Yield Bond Fund	0.50%	Growth & Income Allocation Fund	0.10%(a)

Investment Grade Fixed-Income Fund	0.25%	Growth Allocation Fund	0.10%(a)

Total MarketPlus Fund	0.50%	Income Builder Fund	0.10%

		Multi-Strategy Fund	0.10%

(a) Forward Management has contractually agreed to waive its investment management fee until April 30, 2017. The waivers for the investment management fees are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and

December 31, 2015	124

Notes to Financial Statements

other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2015 were paid by the Underlying Funds.

The Trust and Forward Management have entered into an investment sub-advisory agreement with First Western Capital Management Company (“First Western”) for the High Yield Bond Fund. Pursuant to the agreement for the High Yield Bond Fund, First Western provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the annual rate of 0.25% of the Fund’s average daily net assets. Prior to June 9, 2015, Forward Management and First Western were each entitled to receive a fee from the High Yield Bond Fund calculated daily and payable monthly at the annual rate of 0.25% of the Fund’s average daily net assets.

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Frontier Strategy Fund	1.29%	0.99%	N/A	N/A	0.99%	0.89%	April 30, 2017
Investment Grade Fixed-Income Fund	1.15%	0.75%	N/A	N/A	N/A	0.65%	April 30, 2017
Total MarketPlus Fund	1.25%	0.85%	N/A	N/A	N/A	0.75%	April 30, 2017
Income Builder Fund	0.89%	0.39%	0.64%	1.39%	N/A	N/A	April 30, 2017
Multi-Strategy Fund	0.89%	0.39%	0.74%	1.39%	N/A	N/A	April 30, 2017

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Frontier Strategy Fund
Investor Class	$33,814	$—	$33,814
Institutional Class	244,578	—	244,578
Advisor Class	3,117	—	3,117
Class Z	6,575	—	6,575
Investment Grade Fixed-Income Fund
Investor Class	320	—	320
Institutional Class	3,593	—	3,593
Class Z	34,758	—	34,758
Total MarketPlus Fund
Investor Class	6,905	—	6,905
Institutional Class	45,647	—	45,647
Class Z	29,204	—	29,204
Income Builder Fund
Investor Class	9,680	—	9,680
Institutional Class	19,736	—	19,736
Class A	9,463	—	9,463
Class C	31,813	—	31,813

125	December 31, 2015

Notes to Financial Statements

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Multi-Strategy Fund
Investor Class	$7,120	$—	$7,120
Institutional Class	27,041	—	27,041
Class A	21,726	—	21,726
Class C	11,649	—	11,649

As of December 31, 2015, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2013	2014	2015	Total
Frontier Strategy Fund
Investor Class	$8,390	$69,872	$33,814	$112,076
Institutional Class	145,042	232,382	244,578	622,002
Advisor Class	1,199	3,956	3,117	8,272
Class Z	11,156	10,669	6,575	28,400
Investment Grade Fixed-Income Fund
Investor Class	N/A	1,823	320	2,143
Institutional Class	N/A	2,203	3,593	5,796
Class Z	N/A	17,371	34,758	52,129
Total MarketPlus Fund
Investor Class	2,810	4,324	6,905	14,039
Institutional Class	37,337	42,192	45,647	125,176
Class Z	23,390	24,460	29,204	77,054
Income Builder Fund
Investor Class	763	4,395	9,680	14,838
Institutional Class	4,079	12,375	19,736	36,190
Class A	1,263	4,243	9,463	14,969
Class C	2,617	16,175	31,813	50,605
Multi-Strategy Fund
Investor Class	N/A	1,642	7,120	8,762
Institutional Class	N/A	15,006	27,041	42,047
Class A	N/A	4,825	21,726	26,551
Class C	N/A	3,046	11,649	14,695

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class C
Frontier Strategy Fund	0.25%	N/A		N/A
High Yield Bond Fund	0.25%	N/A		0.75%
Investment Grade Fixed-Income Fund	0.25%	N/A		N/A
Total MarketPlus Fund	0.25%	N/A		N/A
Balanced Allocation Fund	0.25%	0.35%		0.75%
Growth & Income Allocation Fund	0.25%	0.35%		0.75%
Growth Allocation Fund	0.25%	0.35%		0.75%
Income Builder Fund	0.25%	0.35	%(a)	0.75%
Multi-Strategy Fund	0.25%	0.35%		0.75%

(a) The Fund is currently authorized to pay 0.25% with respect to Class A shares.

December 31, 2015	126

Notes to Financial Statements

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class C	Advisor Class
Frontier Strategy Fund	0.15%	0.10%	N/A	0.10%
High Yield Bond Fund	0.25%	0.10%	0.25%	N/A
Investment Grade Fixed-Income Fund	0.25%	0.10%	N/A	N/A
Total MarketPlus Fund	0.25%	0.10%	N/A	N/A
Balanced Allocation Fund	0.25%	None	0.25%	N/A
Growth & Income Allocation Fund	0.25%	None	0.25%	N/A
Growth Allocation Fund	0.25%	None	0.25%	N/A
Income Builder Fund	0.25%	None	0.25%	N/A
Multi-Strategy Fund	0.25%	None	0.25%	N/A

The expenses of the Funds’ Distribution Plans and Shareholder Services Plan are reflected as distribution and shareholder service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Forward Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2015, there were twelve Trustees, ten of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”), and no Advisory Board Members. The Funds pay Independent Trustees and Advisory Board Members a retainer fee in the amount of $35,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the

Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee receive a special retainer fee in the amount of $25,000, $12,500 and $7,500, respectively per year (prior to April 1, 2015, the Chairman of the Board of Trustees received a special retainer fee in the amount of $15,000). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees and Advisory Board Members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee or an Advisory Board Member, including for the transportation and other expenses that they incur in attending meetings.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers, Trustees and Advisory Board Members are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

127	December 31, 2015

Notes to Financial Statements

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2015, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$28,060,529	$71,592,884
High Yield Bond Fund	219,549,660	251,391,916
Investment Grade Fixed-Income Fund	32,149,114	43,435,817
Total MarketPlus Fund	7,604,537	13,229,939
Balanced Allocation Fund	3,252,392	6,469,630
Growth & Income Allocation Fund	9,387,024	14,139,074
Growth Allocation Fund	13,438,065	17,802,297
Income Builder Fund	28,875,415	33,583,183
Multi-Strategy Fund	9,190,181	17,557,807

Investment transactions in U.S. Government Obligations for the year ended December 31, 2015 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$18,689,999	$48,631,651
Investment Grade Fixed-Income Fund	15,157,303	6,469,051

8. Tax Basis Information

Reclassifications: At December 31, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book to tax treatment of certain investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Frontier Strategy Fund	$—	$140,072	$(140,072)
High Yield Bond Fund	—	(19)	19
Investment Grade Fixed-Income Fund	—	(22,891)	22,891
Total MarketPlus Fund	—	15,855	(15,855)
Balanced Allocation Fund	—	6,430	(6,430)
Growth & Income Allocation Fund	—	15,498	(15,498)
Growth Allocation Fund	—	48,748	(48,748)
Income Builder Fund	—	7,619	(7,619)
Multi-Strategy Fund	—	170,059	(170,059)

December 31, 2015	128

Notes to Financial Statements

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to the deferral of losses on wash sales. As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Frontier Strategy Fund	$9,583,261	$2,824	$(332,508)	$(329,684)
High Yield Bond Fund	82,338,593	479,540	(5,879,369)	(5,399,829)
Investment Grade Fixed-Income Fund	8,654,349	—	(35,059)	(35,059)
Total MarketPlus Fund	14,820,198	57,667	(114,536)	(56,869)
Balanced Allocation Fund	7,444,388	327,892	(591,314)	(263,422)
Growth & Income Allocation Fund	17,955,268	475,858	(1,468,344)	(992,486)
Growth Allocation Fund	23,377,900	459,903	(2,131,261)	(1,671,358)
Income Builder Fund	10,954,560	18,451	(1,286,604)	(1,268,153)
Multi-Strategy Fund	5,192,130	—	(444,681)	(444,681)

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2016(a)	Expiring in 2017(a)	Expiring in 2018(a)	Short- Term(b)	Long- Term(b)
Frontier Strategy Fund	$—	$—	$—	$7,199,517	$8,671,719
High Yield Bond Fund	—	—	—	3,029,565	2,142,277
Investment Grade Fixed-Income Fund	1,479,849	—	7,106,398	281,424	6,704,372
Balanced Allocation Fund	—	—	—	718,755	1,965,410
Growth & Income Allocation Fund	—	—	—	807,281	4,898,141
Growth Allocation Fund	—	—	—	1,153,955	6,260,744
Income Builder Fund	—	—	—	744,646	10,198
Multi-Strategy Fund(c)	—	—	—	997,742	3,194,752

(a) Capital losses incurred prior to December 31, 2010 under pre-enactment law.

(b) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

(c) Subject to limitations under §382 of the Code.

The Funds elect to defer to the period ending December 31, 2016 capital losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses Total
Frontier Strategy Fund	$13,050,940
High Yield Bond Fund	6,166,653
Investment Grade Fixed-Income Fund	59,457
Total MarketPlus Fund	66,869
Growth Allocation Fund	132,405
Income Builder Fund	126,112

129	December 31, 2015

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2015 the following components of accumulated earnings on a tax basis were as follows:

	Frontier Strategy Fund	High Yield Bond Fund	Investment Grade Fixed-Income Fund	Total MarketPlus Fund
Post-October losses	$(13,050,940)	$(6,166,653)	$(59,457)	$(66,869)
Accumulated capital loss carryforwards	(15,871,236)	(5,171,842)	(15,572,043)	—
Undistributed ordinary income	17,931	14,613	4,009	22,892
Net unrealized appreciation/(depreciation) on swap contracts	(1,604,531)	—	(11,312)	1,115,924
Net unrealized depreciation on investments	(329,684)	(5,399,829)	(35,059)	(56,869)

Total distributable earnings	$(30,838,460)	$(16,723,711)	$(15,673,862)	$1,015,078

	Balanced Allocation Fund	Growth & Income Allocation Fund	Growth Allocation Fund
Post-October losses	$—	$—	$(132,405)
Accumulated capital loss carryforwards	(2,684,165)	(5,705,422)	(7,414,699)
Undistributed ordinary income	5,282	13,752	26,045
Net unrealized depreciation on investments	(263,422)	(992,486)	(1,671,358)

Total distributable earnings	$(2,942,305)	$(6,684,156)	$(9,192,417)

	Income Builder Fund	Multi- Strategy Fund
Post-October losses	$(126,112)	$—
Accumulated capital loss carryforwards	(754,844)	(4,192,494)
Undistributed ordinary income	12,635	19,729
Net unrealized depreciation on investments	(1,268,153)	(444,681)

Total distributable earnings	$(2,136,474)	$(4,617,446)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
Frontier Strategy Fund	$250,001	$260,245	$—
High Yield Bond Fund	7,524,390	327,953	—
Investment Grade Fixed-Income Fund	207,115	—	—
Total MarketPlus Fund	27,502	2,665,551	—
Balanced Allocation Fund	155,254	—	—
Growth & Income Allocation Fund	432,218	—	—
Growth Allocation Fund	666,532	—	—
Income Builder Fund	533,237	—	—
Multi-Strategy Fund	327,834	—	—

December 31, 2015	130

Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2014, were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return Of Capital Total
Frontier Strategy Fund	$—	$23,250,212	$—
High Yield Bond Fund	8,079,373	2,135,123	—
Investment Grade Fixed-Income Fund	400,440	—	—
Total MarketPlus Fund	—	1,271,726	—
Balanced Allocation Fund	607,757	—	—
Growth & Income Allocation Fund	1,038,691	—	—
Growth Allocation Fund	1,484,473	—	—
Income Builder Fund	858,495	740,620	—
Multi-Strategy Fund	735,467	—	—

9. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. Each Allocation Fund may invest in certain securities that are considered affiliated companies as they share the same Board of Trustees and/or are managed by subsidiaries of Salient Partners, L.P. and are “related companies” for purposes of applicable fund-of-fund rules. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the year ended December 31, 2015 were as follows:

Balanced Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/15	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	36,096	6,513	(16,604)	26,005	$491,502	$—	$(27,055)
Forward Frontier Strategy Fund	24,163	12,417	(17,496)	19,084	150,003	1,834	(6,513)
Forward High Yield Bond Fund	25,998	3,600	(10,323)	19,275	167,113	11,421	1,690
Forward Investment Grade Fixed-Income Fund	239,223	15,591	(77,862)	176,952	1,927,012	41,833	59,699
Forward Total MarketPlus Fund	36,420	12,353	(23,712)	25,061	880,397	1,383	184,676
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	93,320	—	(57,740)	35,580	268,986	11,730	4,279
Forward Dynamic Income Fund(b)	20,522	960	(5,978)	15,504	370,540	25,544	(4,864)
Forward EM Corporate Debt Fund(b)	102,144	22,989	(47,963)	77,170	582,632	48,079	(37,976)
Forward Emerging Markets Fund(b)	—	40,698	—	40,698	344,302	2,232	—
Forward International Dividend Fund(b)	222,869	121,299	(127,971)	216,197	1,409,605	88,719	(35,288)
Forward International Real Estate Fund(b)	10,822	5,540	(6,489)	9,873	133,391	6,450	(10,480)
Forward Real Estate Fund(b)	8,802	14,828	(16,732)	6,898	83,186	1,451	39,263
Forward Select EM Dividend Fund(c)	65,495	23,498	(88,993)	—	—	22,652	(281,387)
Forward Select Opportunity Fund(b)	21,078	2,057	(5,722)	17,413	372,297	12,015	1,996

Total					$7,180,966	$275,343	$(111,960)

131	December 31, 2015

Notes to Financial Statements

Growth & Income Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/15	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	83,953	16,930	(36,893)	63,990	$1,209,404	$—	$(46,241)
Forward Frontier Strategy Fund	64,533	30,364	(34,911)	59,986	471,492	5,765	(11,063)
Forward High Yield Bond Fund	29,005	5,166	(8,707)	25,464	220,771	15,671	856
Forward Investment Grade Fixed-Income Fund	318,011	42,511	(101,428)	259,094	2,821,529	60,035	(9,229)
Forward Total MarketPlus Fund	103,760	38,569	(63,640)	78,689	2,764,343	4,423	308,330
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	123,320	3,661	(73,847)	53,134	401,691	17,338	4,689
Forward Dynamic Income Fund(b)	45,153	2,503	(13,061)	34,595	826,812	58,994	(18,973)
Forward EM Corporate Debt Fund(b)	135,231	31,059	(55,876)	110,414	833,627	69,061	(47,600)
Forward Emerging Markets Fund(b)	—	173,837	—	173,837	1,470,663	9,534	—
Forward International Dividend Fund(b)	642,102	380,486	(314,486)	708,102	4,616,825	283,350	(91,546)
Forward International Real Estate Fund(b)	26,161	4,962	(10,820)	20,303	274,291	13,481	(19,809)
Forward Real Estate Fund(b)	22,015	10,011	(15,401)	16,625	200,494	3,832	65,609
Forward Select EM Dividend Fund(c)	188,970	85,176	(274,146)	—	—	72,897	(873,527)
Forward Select Opportunity Fund(b)	44,385	4,115	(8,704)	39,796	850,840	27,829	2,577

Total					$16,962,782	$642,210	$(735,927)

Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/15	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	34,653	4,298	(7,914)	31,037	$586,600	$—	$(15,430)
Forward Frontier Strategy Fund	107,175	53,445	(70,012)	90,608	712,171	8,708	(13,517)
Forward High Yield Bond Fund	24,829	5,120	(8,225)	21,724	188,349	12,655	1,551
Forward Investment Grade Fixed-Income Fund	235,300	54,040	(88,430)	200,910	2,187,907	44,600	(21,992)
Forward Total MarketPlus Fund	146,187	55,960	(83,204)	118,943	4,178,462	6,644	536,757
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	88,393	13,374	(56,375)	45,392	343,166	12,859	2,651
Forward Dynamic Income Fund(b)	54,112	2,687	(9,717)	47,082	1,125,250	72,593	(9,766)
Forward EM Corporate Debt Fund(b)	102,579	28,218	(46,536)	84,261	636,173	50,993	(34,757)
Forward Emerging Markets Fund(b)	—	293,847	(16,877)	276,970	2,343,164	15,190	(326)
Forward International Dividend Fund(b)	929,359	552,672	(428,171)	1,053,860	6,871,166	417,068	(160,198)
Forward International Real Estate Fund(b)	75,865	6,757	(17,273)	65,349	882,860	43,065	(36,102)
Forward Real Estate Fund(b)	63,594	16,567	(27,871)	52,290	630,621	12,061	199,094
Forward Select EM Dividend Fund(c)	274,069	125,473	(399,542)	—	—	100,542	(1,425,675)
Forward Select Opportunity Fund(b)	58,647	981	(11,889)	47,739	1,020,653	35,420	2,523

Total					$21,706,542	$832,398	$(975,187)

December 31, 2015	132

Notes to Financial Statements

Income Builder Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/15	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward High Yield Bond Fund	169,240	403,039	(287,800)	284,479	$2,466,436	$182,088	$(127,531)
Forward Investment Grade Fixed-Income Fund	—	10,968	(4,529)	6,439	70,131	508	453
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	216,654	1,141,691	(1,218,629)	139,716	1,056,253	15,651	23,048
Forward EM Corporate Debt Fund(b)	449,678	27,144	(157,757)	319,065	2,408,943	237,606	(218,625)
Forward Emerging Markets Fund(b)	—	173,284	(44,839)	128,445	1,086,646	7,949	(21,905)
Forward Global Dividend Fund(d)	—	7,239	(7,239)	—	—	213	298
Forward Global Infrastructure Fund(b)	76,457		(76,457)	—	—	—	(68,047)
Forward International Dividend Fund(b)	221,138	944,549	(1,052,716)	112,971	736,574	126,137	(439,753)
Forward International Real Estate Fund(b)	—	34,655	—	34,655	468,190	3,920	—
Forward Real Estate Fund(b)	102,723	12,467	(110,342)	4,848	58,464	1,080	124,518
Forward Select EM Dividend Fund(c)	—	271,987	(271,987)	—	—	11,175	(406,420)
Forward Select Income Fund(b)	157,773	75,838	(173,916)	59,695	1,334,770	85,277	168,198

Total					$9,686,407	$671,604	$(965,766)

Multi-Strategy Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/15	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	19,495	—	(19,495)	—	$—	$—	$(8,261)
Forward Investment Grade Fixed-Income Fund	—	28,968	(3,261)	25,707	279,945	2,150	(98)
Forward Frontier Strategy Fund	76,421	—	(76,421)	—	—	—	(33,245)
Forward Total MarketPlus Fund	—	37,269	(10,252)	27,017	949,117	1,492	127,068
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	20,188	—	(20,188)	—	—	1,018	(404)
Forward Dynamic Income Fund(b)	67,321	17,136	(84,457)	—	—	70,013	(24,943)
Forward EM Corporate Debt Fund(b)	10,834	46,458	(57,292)	—	—	17,249	(31,353)
Forward Emerging Markets Fund(b)	257,118	—	(257,118)	—	—	—	(535,201)
Forward Equity Long/Short Fund(e)	37,331	—	(37,331)	—	—	—	(43,247)
Forward Global Infrastructure Fund(b)	19,678	—	(19,678)	—	—	4,062	(7,018)
Forward International Dividend Fund(b)	231,514	8,346	(135,737)	104,123	678,880	72,838	(87,723)
Forward International Real Estate Fund(b)	25,919	—	(25,919)	—	—	7,907	(56,395)
Forward Real Estate Long/Short Fund(b)	54,205	—	(54,205)	—	—	5,610	191,647
Forward Select Income Fund(b)	31,086	—	(31,086)	—	—	14,609	(40,658)
Forward Select Opportunity Fund(b)	34,050	—	(34,050)	—	—	9,590	(45,651)
Forward Tactical Enhanced Fund(f)	80,513	—	(80,513)	—	—	—	(311,682)
Forward Tactical Growth Fund(b)	—	17,117	(17,117)	—	—	—	(29,612)
Salient Funds—Class I shares
Salient Alternative Beta Fund(g)	—	267,161	(267,161)	—	—	—	(78,312)
Salient Risk Parity Fund(h)	—	258,271	(69,707)	188,564	1,346,349	—	185,953
Salient Trend Fund(h)	—	170,488	(37,881)	132,607	1,493,158	14,034	75,619

Total					$4,747,449	$220,572	$(753,516)

(a) Includes net realized gain/(loss) on affiliated investments and capital gain distributions received from the affiliated underlying funds.

133	December 31, 2015

Notes to Financial Statements

(b) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Growth Fund’s December 31, 2015 Annual Report may be obtained at www.forwardinvesting.com.

(c) Effective close of business on December 15, 2015, the Forward Select EM Dividend Fund was liquidated per the terms of the Board approved plan of liquidation.

(d) Effective close of business on November 17, 2015, the Forward Global Dividend Fund was liquidated per the terms of the Board approved plan of liquidation.

(e) Effective close of business on April 24, 2015, the Forward Equity Long/Short Fund was liquidated per the terms of the Board approved plan of liquidation.

(f) Effective close of business on December 23, 2015, the Forward Tactical Enhanced Fund was liquidated per the terms of the Board approved plan of liquidation.

(g) Effective close of business on September 3, 2015, the Salient Alternative Beta Fund was liquidated per the terms of the Board approved plan of liquidation.

(h) Salient Risk Parity Fund and Salient Trend Fund’s December 31, 2015 Annual Report may be obtained at www.salientpartners.com.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2015. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following Trustee and Officers Fees’ information applies to all Funds:

At a meeting of the Board of Trustees of the Trust held on January 26, 2016, the Trustees, including all of the Trusteed who are not “interested person” of the Trust (as that term is defined in the 1940 Act), approved on behalf of the Trust an updated structure of compensation that will be effective for the fiscal year ending December 31, 2016. The Funds pay Independent Trustees and Advisory Board Members a retainer fee in the amount of $60,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee

and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year.

The following information applies to the High Yield Bond Fund only:

At a meeting of the Board of Trustees of the Trust held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved, on behalf of the High Yield Bond Fund the following changes that were effective on January 4, 2016: (i) the termination of the Investment Sub-Advisory Agreement among Forward Management, the Trust and First Western; (ii) changes to the principal investment strategies and principal risks of the High Yield Bond Fund; and (iii) the removal of certain nonfundamental investment restrictions of the High Yield Bond Fund. Accordingly, effective January 4, 2016, the High Yield Bond Fund is solely advised by Forward Management.

The following information applies to the Total MarketPlus Fund only:

At a meeting of the Board of Trustees of the Trust held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved, on behalf of the Total MarketPlus Fund the following changes that were effective on January 4, 2016: (i) changes to the principal investment strategies and principal risks of the Total MarketPlus Fund; (ii) a change to the benchmark index of the Fund, replacing the Russell 3000 Index with the S&P 500 Index; and (iii) a change to the Total MarketPlus Fund’s portfolio management team.

December 31, 2015	134

Notes to Financial Statements

The following information applies to the Growth & Income Allocation Fund, Multi-Strategy Fund and Growth Allocation Builder Fund only:

At the September 22-23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Growth & Income Allocation Fund and the Multi-Strategy Fund, each a series of the Trust, with and into the Growth Allocation Fund, another series of the Trust (the “Reorganization”). The Reorganization did not require shareholder approval and occurred on January 22, 2016 (the “Reorganization Date”). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of Investor Class, Institutional Class, Class A and Class C shares of the Growth & Income Allocation Fund and/or the Multi-Strategy Fund became the owner of the number of corresponding full and fractional shares of the Growth Allocation Fund, having an equal aggregate net asset value.

The following information applies to the Balanced Allocation Fund and Income Builder Fund only:

At the September 22-23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization that provides for the reorganization of the Balanced Allocation Fund, a series of the Trust, with and into the Income Builder Fund, another series of the Trust. The Reorganization did not require shareholder approval and occurred on January 22, 2016 (the “Reorganization Date”). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of Investor Class, Institutional Class, Class A and Class C shares of the Balanced Allocation Fund became the owner of the number of corresponding full and fractional shares of the Income Builder Fund, having an equal aggregate net asset value.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2015. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

135	December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

We have audited the accompanying statements of assets and liabilities of Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward Investment Grade Fixed-Income Fund, Forward Total MarketPlus Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), including the portfolios of investments, as of December 31, 2015, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the periods ended December 31, 2014 and prior were audited by other auditors whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2016

December 31, 2015	136

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Frontier Strategy Fund	$260,245
High Yield Bond Fund	327,953
Total MarketPlus Fund	2,665,551

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Total MarketPlus Fund	82.48%
Balanced Allocation Fund	55.81%
Growth & Income Allocation Fund	61.64%
Growth Allocation Fund	60.34%
Income Builder Fund	15.83%
Multi-Strategy Fund	23.44%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Balanced Allocation Fund	6.38%
Growth & Income Allocation Fund	5.29%
Growth Allocation Fund	4.27%
Income Builder Fund	1.21%
Multi-Strategy Fund	6.90%

137	December 31, 2015

Additional Company Information (Unaudited)

Management of Funds

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Forward Funds, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Forward Funds Trustee, President and Principal Executive Officer (since 2015)+	Managing Director of Salient (since 2002).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Forward Funds Trustee, Secretary (since 2015)+	President, Forward Securities, since 2015; Managing Director of Salient (since 2002).	30	None.

December 31, 2015	138

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Forward Funds Trustee (since 2012), Audit Committee Chairperson (since 2012)+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) (since 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds), (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Forward Funds Trustee (since 2012)+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	27	None.

139	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2009); Babson Funds (eleven funds) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association, (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Forward Funds Trustee (since 2009), Nominating Committee Chairperson (since 2010)+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Forward Funds Trustee (since 2015); Compliance Committee Chairperson (since 2016)+	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

December 31, 2015	140

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Forward Funds Trustee (since 1998), Chairman of the Board (since 2005)+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2010 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	27	Chairman and Director of SIFE Trust Fund (1978 to 2001).

G. Edward Powell Year of Birth: 1936	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC (2009 to 2012); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).

141	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	Donald O’Connor and DeWitt F. Bowman served as Independent Trustees of the Forward Funds during the fiscal year ended December 31, 2015. Mr. O’Connor served from January 1, 2015 through his resignation on September 30, 2015. Mr. Bowman served from January 1, 2015 through June 9, 2015, from which date he continued to serve on the Board as an independent Advisory Trustee until his retirement on December 31, 2015.

+	Mr. Mardikian has served as Trustee to the Forward Funds since May 1, 2005. However, beginning on the date indicated in the chart, Mr. Mardikian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Forward Trust effective July 1, 2005. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012 and elected by shareholders of the Trust as a Trustee effective June 9, 2015. Mr. Gambs was appointed as a Trustee effective December 31, 2012 and elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Blaisdell, Carroll, Harris, Johnson, and Schwinger and Ms. Bonding were each elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Powell and Radcliffe were each appointed as a Trustee effective September 22, 2015.

(1)

As of December 31, 2015, the Fund Complex consisted of all open-end funds in the Trusts (27) and all public closed-end funds for which the Advisor or an affiliate of the Advisor serves as investment advisor (3).

December 31, 2015	142

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth*	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (Since 2012) Forward Funds Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities; Chief Compliance Officer, Forward Management (since 2015) Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009 to 2010; US Compliance Manager, Barclays Global Investors (2005 to 2008).

Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Forward Funds Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).

Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Forward Funds Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management (since 2015); President, Forward Funds (2015); Secretary, Forward Funds, 2012 to 2015; Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle Year of Birth: 1949	Forward Funds Treasurer and Principal Financial Officer (Since 2006)	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Kathryn A. Burns Year of Birth: 1976	Forward Funds Assistant Treasurer (Since 2014)	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

*	Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Forward Funds or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

143	December 31, 2015

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2015	144

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

K&L Gates LLP

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Frontier Strategy Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001952 031017

FORWARD FUNDS Annual Report December 31, 2015

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward International Dividend Fund

Forward International Small Companies Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC.

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2015

1

Shareholder Update	December 31, 2015

A MESSAGE FROM:	John A. Blaisdell Chief Executive Officer

Dear Shareholder:

The importance of a diversified portfolio has never been more evident after a year of slow growth and high levels of volatility across markets globally. As we enter 2016, we anticipate investors may face many of the same concerns. We believe traditional stock and bond portfolios are generally not adaptive or resilient enough in challenging markets. At Salient, we have assembled portfolio management teams to oversee investment strategies designed to serve as the essential building blocks of efficient and effective portfolios.

A slowdown in growth, namely from China, reverberated through markets during the latter half of the year. Many of the gains in the U.S. equity market were erased by year-end and the falling price of oil was regularly in the headlines. These concerns did not dissuade the Federal Reserve in December from embarking on the first of several outlined interest rate increases. Investors had few safe havens in 2015, and 2016 is expected to generate similarly low returns.

In the second half of 2015, Salient completed the integration of Forward Management, LLC. After the acquisition in June, the combined firm aligned investment teams and strategies. Our platform includes over 50 investment professionals in offices located in Houston, San Francisco and Newport Beach. Products span a range of asset classes, including master limited partnerships (MLPs), real estate, fixed income, credit and managed futures. In November, we announced that the combined organization will operate as Salient and unveiled a new logo and branding that reflects qualities that we believe differentiate our firm. In 2016, we will unveil a redesigned SalientPartners.com website.

In closing, I want to thank you, our shareholders, for the opportunity to be your investment partner. We will strive to keep earning your trust as we continue to advance and evolve our capabilities.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

December 31, 2015	2

Shareholder Update	December 31, 2015

A MESSAGE FROM:	Lee Partridge, CAIA, CFA Chief Investment Officer

Dear Shareholder:

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s decision to raise interest rates in December suggests. Growth concerns also plagued China and Europe, and along with the divergence of Central Bank policy, spawned headwinds for investors. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

2015 Summary

The S&P 500 Index generated a 1.38% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of -0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.60%. Energy stocks were the biggest detractor (-21.12%) followed by materials stocks (-8.38%). Small cap stocks, as represented by the Russell 2000 Index, posted a -4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost -10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index (DAX), advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled -14.60% during the year.

High yield bonds finished the year down -4.47%, as measured by the Barclays U.S. Corporate High-Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

2016 Outlook

As we approach the eighth year of this current market expansion, we would like to share our thoughts on market positioning, which includes an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1. We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.

2. In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.

3. The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.

4. The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.

3	December 31, 2015

5. Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with overindebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12-month earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasurys yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Sincerely,

Lee Partridge, CAIA, CFA

Chief Investment Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Federal funds target rate is the overnight lending rate that the Federal Open Market Committee seeks to obtain through money markets in an effort to achieve the maximum rate of economic growth.

German Stock Index (DAX) is a stock index that represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Margin of safety (safety margin) is the difference between the intrinsic value of a stock and its market price.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index that measures stock prices on the Tokyo Stock Exchange.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

December 31, 2015	4

One cannot invest directly in an index.

Lee Partridge has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by CFA Institute.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2016 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

5	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Credit Analysis Long/Short Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Credit Analysis Long/Short Fund’s Institutional Class shares returned 4.80%, outperforming its benchmarks, the Barclays U.S. Municipal Bond Index and the Barclays U.S. Corporate High-Yield Bond Index, which returned 3.30% and -4.47%, respectively.

Global financial markets were relatively volatile in 2015. While the global economy continued to expand overall, diverging growth and monetary policy paths defined the expansion.

In addition to the European Central Bank’s (ECB) highly anticipated foray into quantitative easing (QE), the year began with a host of global central banks re-embracing monetary easing. In the first quarter of 2015, eurozone bonds and equities rallied strongly on the announcement of QE, although economic data also improved on the margin. The U.S. Federal Reserve (Fed) remained an outlier in the sea of central bank easing as officials reiterated their desire to hike interest rates at some point in the year. Some trends from 2014 lingered into 2015, including generalized U.S. dollar strength, lower oil prices and lasting uncertainty as evidenced by the choppiness of risk assets.

In the second half of the year, a cascade of negative headlines soured global risk sentiment and generated market volatility across assets. The combination of heightened market volatility, growth concerns abroad and a drop in inflation expectations sparked caution among global policymakers. Central banks in the eurozone and Japan reiterated their commitment to accommodative policy, and even the Fed felt compelled to react to the souring global sentiment by announcing it would not raise interest rates in September.

Indeed, investor sentiment improved markedly in October, apparently boosted by central banks and policymakers. In November, though, geopolitical events dominated headlines: Tragic terrorist attacks in France, Lebanon and Mali captured headlines across the globe and tensions rose following Turkey’s downing of a Russian jet. The economic backdrop remained supportive though. The theme of divergent monetary policy continued, with expectations that the Fed would raise rates while the ECB would increase QE. Of note, the front end of the U.S. yield curve moved sharply higher even as German front-end yields fell to new lows on divergent expectations for the Fed and ECB.

Municipals market yields rose modestly across most maturities in 2015, although municipals still posted positive returns (bond prices fall when yields rise, and vice versa). Overall, municipal fundamentals continued to improve as state and local government revenues grew. While revenue growth was constructive for overall municipal credit quality, the recovery has been bifurcated and growth levels continued to lag prerecession levels in several states. Puerto Rico remained in the spotlight: The island’s debt traded to new lows in July, the Puerto Rico Public Finance Corporation became the first credit to officially default in August and a government-sponsored working group recommended a broad restructuring plan in September. Even so, investors largely shrugged off these concerns and focused on the improving health of the broader municipal market.

The fund’s outperformance relative to its benchmarks was largely driven by an overweight allocation to revenue-backed bonds as they outperformed the general municipal bond market. An underweight to U.S. duration added to performance as yields rose across most of the municipal bond curve. Among taxable municipals, an overweight allocation to industrial revenue bonds and security selection within tobacco revenue bonds were key drivers. However, an underweight to hospital revenue bonds, and, to a lesser extent, education revenue bonds, detracted from performance as these sectors outperformed the general municipal market.

During the year, government futures were used to tactically manage the fund’s duration position. These positions were used to reduce duration by shorting the longer end of U.S. yield curves. The fund’s overall use of these derivatives contributed to fund performance as U.S. interest rates rose at the end of the year.

December 31, 2015	6

Forward Credit Analysis Long/Short Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2015

Forward Credit Analysis Long/Short Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	4.39%	3.26%	5.38%	05/01/08
Institutional Class	4.80%	3.65%	5.78%	05/01/08
Class A (with sales load)(c)(d)	-1.75%	1.87%	1.08%	12/29/06
Class A (without sales load)(d)(e)	4.30%	3.10%	1.75%	12/29/06
Class C (with CDSC)(f)	2.68%	2.63%	4.92%	06/03/09
Class C (without CDSC)(g)	3.68%	2.63%	4.92%	06/03/09
Advisor Class(h)	4.71%	3.62%	3.52%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) resigned as sub-advisor of Forward Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with Forward Management. From November 1, 2013, to November 12, 2013, Forward Management was the sole advisor of the fund. Effective November 13, 2013, the fund is sub-advised solely by Pacific Investment Management Company LLC (“PIMCO”). Performance figures shown for periods before November 1, 2013, represent performance of Cedar Ridge under the previous investment strategy for the fund. Prior to May 1, 2011, Forward Credit Analysis Long/Short Fund was known as Forward Long/Short Credit Analysis Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Class A shares of the fund originally commenced operations on December 29, 2006, were liquidated on November 21, 2008, and were launched again on September 1, 2010. The performance shown for any period beginning on or after November 24, 2008, and lasting through August 31, 2010, is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after September 1, 2010, is that of the fund’s Class A shares.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	8

Fund Commentary and Performance (Unaudited)

Forward Dynamic Income Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Dynamic Income Fund’s Institutional Class shares returned -4.45%, lagging its benchmark, the Russell 3000 Index, which returned 0.48%.

The U.S. stock universe continued its leadership in 2015, again outperforming all major asset classes despite retreating from all-time highs to deliver only modest results for the year. Large-capitalization names continued their outperformance of their smaller-cap counterparts. Developed foreign markets declined slightly, while developing foreign markets fell by a larger margin. Interest rates remained at historic lows in 2015 and oil continued the decline that began in mid-2014.

On November 3, 2015, the fund had a change within the portfolio team and a shift in strategy. Until this time, the fund held mainly high-yield, liquid, large-capitalization positions and avoided energy stocks. The fund came through the August market sell-off well, declining just -4.70% peak-to-trough versus a decline of -11.20% for the S&P 500 Index. The main detractor before the strategy change was the industrials sector and the top contributors were consumer staples and consumer discretionary stocks.

After the management change in November, the fund began investing in high-quality companies with strong financials and identifiable sustained competitive advantages in order to target a higher average yield and lower volatility than the benchmark. The fund invests in companies across all market caps.

The period from November 3 through the end of 2015 saw volatility spike again sharply in anticipation of the Federal Reserve’s (Fed) interest rate hike in mid-December. Other factors affecting markets were the continued sell-off in crude oil, China’s ongoing economic slowdown and heightened tensions in the Middle East. Even though the Fed telegraphed the impending rate increase for several months in advance, equity markets reacted with several days of large price swings. The U.S. dollar rallied in the final two months of the year as well, putting further pressure on multinational firms. Crude oil’s price decline benefited American consumers’ wallets, but equity markets weakened along with crude oil due to concerns about the possibility of deflation and its impacts on the U.S. economy.

In the final two months of the year, the largest detractor from a sector standpoint was consumer discretionary as the fund underperformed the benchmark’s sector return by -1.30%. The fund’s two largest holdings in the sector were Nordstrom and Comcast. The market heavily discounted Nordstrom, along with most retail names, as Amazon continued to garner most of the attention in the space. Nordstrom is an excellent company and brand with strong management, and it is trading at an extremely low valuation. Comcast has been investing heavily in their systems and X1 platform. The stock is very reasonably priced and maintains strong free cash flow.

The fund’s top-performing sector for the period was energy as its two largest holdings (Phillips 66 and Schlumberger) declined less than the benchmark’s energy holdings. Both names are considered best in class, with excellent balance sheets and strong management teams. The energy sector outperformed benchmark returns by 0.12% for the reporting period.

Through the end of October, the fund bought and sold S&P 500 futures as a hedging strategy. As of November 3, this strategy detracted -0.27% from the total return of the fund. After November 3, no derivatives were used.

9	December 31, 2015

Forward Dynamic Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	10

Forward Dynamic Income Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-4.82%	-4.82%	12/31/14
Institutional Class	-4.45%	6.01%	07/31/13
Class A (with sales load)(c)	-10.39%	2.95%	07/31/13
Class A (without sales load)(d)	-4.92%	5.51%	07/31/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective June 12, 2015, the Russell U.S. Large Cap High Dividend Yield Index, a component of the Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% Russell U.S. Large Cap High Dividend Yield Index), was terminated. Accordingly, effective June 12, 2015, the Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% MSCI USA IMI High Dividend Yield Index) replaced the Fund’s prior benchmark indices. Effective November 3, 2015, the Russell 3000 Index replaced the Fund’s prior benchmark indices. Forward Management made this recommendation to the Fund’s Board of Trustees because the new index more closely aligns to the Fund’s investment strategies.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward EM Corporate Debt Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward EM Corporate Debt Fund’s Institutional Class shares returned -6.43%, underperforming the fund’s primary benchmark, the Credit Suisse Emerging Market Corporate Bond Index, which returned 1.02%.

Emerging market debt prices moved lower in 2015, although interest income brought overall total returns into slightly positive territory. Investors became increasingly concerned about the slowing pace of economic growth, especially in larger developing countries, such as China and Brazil. Growing political uncertainty in many countries, the steady drop in commodity prices, especially oil with Brent crude oil off approximately 36% in 2015, only added to investors’ angst. While local currency-denominated bonds in most cases bore the brunt of the price adjustment, dollar-denominated emerging market corporate debt (EMCD) prices also came under some pressure.

As has been the case in recent years, the disparity of returns among industry sectors and countries was large, owing to the different sensitivities to the broad range of challenges facing developing countries. It is very important to emphasize that emerging markets are not monolithic; some actually benefit from lower commodity prices, while some, like many developed countries, are highly rated, run current-account deficits and are battling deflation. For the most part, commodity exporters lagged in 2015, although there were notable exceptions. In particular, countries that sharply devalued their currencies, which served to benefit corporate exporters as importing stronger dollars into economies with weak local currencies resulted in positive translational impacts, more than offset the decline in dollar-based petrochemical prices.

The fund’s underperformance relative to the benchmark was attributable in part to security selection, particularly within the energy sector, as well as within Brazil and Chile. Although the fund’s neutral allocation to the oil and gas sector did not affect relative performance, an emphasis on lower-quality energy bonds and several security-specific issues weighed on relative returns. A similar theme unfolded in Brazil, where the benefit of being underweight the index for the first three quarters was offset by security-specific underperformance for the year as a whole. Being overweight nonrated bonds and being underweight A-and-higher-rated bonds also detracted from relative performance.

Contributing to relative performance were both security selection and favoring CCC-and-lower-rated bonds, which posted the highest returns of any quality category in 2015. Overweighting Argentina, Russia and Ukraine also added to relative returns. Underweighting the BBB-rating category contributed, although security selection within the BBB category detracted. A large relative underweight to the basic materials sector contributed to performance.

The direct non-U.S. dollar currency exposure of the fund averaged less than 5% and did not materially impact performance. In addition to the U.S. dollar, the fund held positions denominated in the euro, the Malaysian ringgit and the Russian ruble, although the fund swapped out the Russian currency risk and was net short the ruble at year-end. The fund’s cash bond holdings were approximately 98%, denominated in U.S. dollars, at the end of the year.

The fund primarily uses derivatives for hedging purposes, mainly currency, credit spreads and interest rate shorts. The use of derivatives contributed to relative performance during the year.

December 31, 2015	12

Forward EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2015*

* Weightings by region reflect long positions and excludes securities sold short and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2015

Forward EM Corporate Debt Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-6.63%	0.75%	3.03%	10/05/07
Institutional Class	-6.43%	1.10%	3.38%	10/05/07
Class C (with CDSC)(c)	-8.02%	0.17%	2.53%	10/05/07
Class C (without CDSC)(d)	-7.15%	0.17%	2.53%	10/05/07
Advisor Class	-6.38%	N/A	-4.70%	05/01/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective June 9, 2015, the Trust and Forward Management terminated their sub-advisory agreement with SW Asset Management, LLC (“SW”). The fund is now advised solely by Forward Management. As of February 14, 2011, Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA (“Pictet”) with SW. Performance figures shown for periods before June 9, 2015, represent performance of the fund while being sub-advised by Pictet or SW. Prior to May 1, 2011, Forward EM Corporate Debt Fund was known as Forward International Fixed-Income Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	14

Fund Commentary and Performance (Unaudited)

Forward Emerging Markets Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Emerging Markets Fund’s Institutional Class shares returned -17.97%, underperforming its benchmark, the MSCI Emerging Markets Index, which returned -14.60%.

Emerging market equities posted their third consecutive negative annual return in 2015. Markets started the year on a positive note as investors were encouraged by more central bank accommodation, especially by the European Central Bank and Bank of Japan, and prospects for stronger earnings due to favorable exchange rates for exporting companies. Equities remained relatively flat in the second quarter with the exception of China, where seemingly frenzied buying pushed the market to extreme valuations before the beginning of a China equity rout in late June. The precipitous fall in Chinese equities accompanied by an unexpected currency weakening of the renminbi by China’s policymakers heightened fears about the fragility of the world’s second largest economy. This fear, combined with the U.S. Federal Reserve (Fed) pondering an interest rate increase, added to concerns about the future health of the global economy. These factors jolted equity prices and international equities declined before recovering in the fourth quarter of 2015. Several factors accentuated fears of a global recession, including plummeting commodity prices and alarming economic deterioration in many emerging markets, Fed officials following through on their promise to hike interest rates in December, and more data showing many countries moving or hovering just above recession, including some countries previously thought to be recovering.

In this challenging environment, the fund delivered negative results and trailed its benchmark. From a sector perspective, healthcare, consumer staples, consumer discretionary and industrials all detracted from performance. Stock selection in Indonesia and China detracted from healthcare returns in particular while allocation provided a positive boost. Consumer staples names ran into headwinds around the globe as consumers faced a more difficult earnings environment.

Partially offsetting those losses, the financials, materials, energy and utilities sectors contributed positively to the fund’s return for the year. Performance of financials was due to company selection in Sri Lanka, Turkey and Mexico. In the materials sector, the fund generally avoided heavy exposure to commodity-intensive material names and benefited from specialty names. The energy sector contributed positively, largely due to avoidance of direct oil and gas exposure. Finally, although the benchmark’s utilities sector struggled over the year due to the higher average dividend yield, the fund’s utilities exposure registered a positive return.

From a regional standpoint, detractors included emerging market countries in Asia and South America. Most holdings in Indonesia lost value in 2015. Investor sentiment continued to sour toward Indonesia and other emerging markets for much of 2015, with asset flow data revealing investors continuously leaving the asset class throughout the year regardless of companies’ operational results.

The fund’s dramatic underweight exposure to Africa and the Middle East benefited performance the most. South America also contributed to relative fund performance as the worst of Brazil’s downturn and plummeting currency were avoided.

In order to reduce transaction costs, the fund used index futures that averaged less than 10% of fund assets in 2015. These instruments are used to manage the fund’s cash holdings by gaining exposure to the types of securities and instruments in which the fund invests. These instruments detracted from the fund’s 2015 return by approximately -0.34%. During the year, the fund owned a very small warrant that was granted to investors by a company that was undertaking capital raising exercises. It had no material impact on fund performance.

15	December 31, 2015

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

December 31, 2015	16

Forward Emerging Markets Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-18.11%	-5.56%	2.21%	10.31%	04/09/03
Institutional Class	-17.97%	-5.26%	2.57%	4.95%	10/04/95
Advisor Class(c)	-18.06%	-5.24%	N/A	-0.87%	02/01/10

(a) Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for Forward Emerging Markets Fund. The fund is now advised solely by Forward Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the Fund. The Retail Class and Institutional Class of Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004, represent performance of the Retail Class and Institutional Class of Pictet Global Emerging Markets Fund. Prior to May 1, 2008, Forward Emerging Markets Fund was known as Forward Global Emerging Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward International Dividend Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward International Dividend Fund’s Investor Class shares returned -6.03%, slightly underperforming the benchmark, the MSCI ACWI ex-USA, which returned -5.25%.

International equities declined for the second consecutive year in 2015. Markets started the year on a positive note with investors encouraged by more central bank accommodation, especially by the European Central Bank and Bank of Japan, and prospects for stronger earnings due to favorable exchange rates for exporting companies. Equities remained relatively flat in the second quarter with the exception of China, where seemingly frenzied buying pushed the market to extreme valuations before the beginning of a China equity rout in late June. The precipitous fall in Chinese equities accompanied by an unexpected currency weakening of the renminbi by China’s policymakers heightened fears about the fragility of the world’s second largest economy. This fear, combined with the U.S. Federal Reserve (Fed) pondering an interest rate increase, added to concerns about the future health of the global economy. These factors jolted equity prices, and international equities declined before recovering in the fourth quarter of 2015. Several factors accentuated fears of a global recession, including plummeting commodity prices and alarming economic deterioration in many emerging markets, Fed officials following through on their promise to hike interest rates in December, and more data showing many countries moving or hovering just above recession, including some countries previously thought to be recovering.

Within the fund’s portfolio, sectors reflecting greater leverage to the economic cycle detracted from results. The plummeting oil price hurt the energy sector portion of the portfolio. The telecommunications and industrial sectors also detracted from results for 2015.

The materials, healthcare and utilities sectors contributed positively to the fund’s return for the year. Within materials, the fund generally avoided heavy exposure to commodity-intensive names like mining companies and benefited from specialty names. Healthcare enjoyed the best of the 10 sector results in the benchmark. Investors favored the lower cyclical and defensive nature of these companies in a period of intense concern about the health of the global economy. Finally, although the benchmark’s utilities sector struggled during the year due to the higher average dividend yield, the fund’s utilities holdings registered a positive return due to effective stock selection.

From a regional standpoint, detractors included emerging market countries in Asia and South America. Most holdings in Indonesia lost value in 2015. Investor sentiment continued to sour toward Indonesia and other emerging markets for much of 2015, with asset flow data revealing investors continuously leaving the asset class throughout the year regardless of companies’ operational results.

Both Eastern and Western Europe contributed to fund performance. Individual stock selection in France, Switzerland and Germany contributed to the fund’s relative results versus its benchmark. The fund’s holdings in Japan positively affected results: Japan was one of the best performing countries in 2015, with company earnings enjoying some of the world’s fastest growth rates. Earnings received a boost from the lowered yen in 2015 versus 2014.

In order to reduce transaction costs, the fund used index futures, which averaged less than 2.5% of fund assets in 2015. These instruments are used to manage cash holdings by gaining exposure to the types of securities and instruments in which the fund invests. These instruments detracted from the fund’s 2015 return by -0.14%. During the year, the fund owned a very small warrant that was granted to investors by a company that was undertaking capital raising exercises. It had no material impact on fund performance.

December 31, 2015	18

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

19	December 31, 2015

Forward International Dividend Fund(a)

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-6.03%	1.28%	1.99%	3.66%	10/01/98
Institutional Class	-5.65%	1.67%	N/A	-1.89%	05/01/07
Class A (with sales load)(c)	-11.60%	N/A	N/A	-5.85%	05/01/13
Class A (without sales load)(d)	-6.16%	N/A	N/A	-3.73%	05/01/13
Class C (with CDSC)(e)	-7.36%	N/A	N/A	3.06%	07/31/12
Class C (without CDSC)(f)	-6.45%	N/A	N/A	3.06%	07/31/12
Advisor Class(g)	-5.70%	N/A	N/A	0.58%	05/02/11

(a) Prior to May 1, 2010, Forward International Dividend Fund was known as Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. From September 1, 2005, through November 30, 2008, Pictet Asset Management Limited was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to September 1, 2005, Forward International Equity Fund was known as Forward Hansberger International Growth Fund. From March 6, 2000, through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	20

Fund Commentary and Performance (Unaudited)

Forward International Small Companies Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward International Small Companies Fund’s Institutional Class shares returned 12.41%, outperforming its benchmark, the MSCI EAFE Small Cap Index, which returned 9.94%.

2015 was another volatile year for equity markets, especially in the second half. The European and Japanese equity markets ended the year in positive territory, while equities in developed Asia ex-Japan declined overall and U.S. equity performance was flat. Volatility in global equity markets was largely driven by the decision of the U.S. Federal Reserve (Fed) to begin tapering its quantitative easing (QE) program, the slowing down of the Chinese economy, the introduction of the European Central Bank’s (ECB) QE program, the Greek debt crisis and general elections in the U.K.

Japanese equities were key outperformers, buoyed by high liquidity from the Bank of Japan, improving corporate data, strengthening leading indicators and recovering industrial output. Emerging markets and commodity-related shares were among the worst performers in U.S. dollar terms, as fears persisted that China’s economic slowdown would curb global appetite for raw materials. The price of oil didn’t help matters, ending 2015 at a multiyear low. In the last few months of the year, optimism that Chinese authorities would support the economy with more monetary and fiscal stimulus helped emerging market stocks to recover from August lows. The U.S. dollar hit a multiyear high against a basket of major currencies amid expectations that U.S. economic growth is now strong enough to prompt the Fed into hiking interest rates, decoupling its monetary policy from those of the eurozone and Japan.

Within the fund’s universe, Japan was the strongest market in 2015. In Europe, corporate earnings were weak and the ECB announced it was considering stepping up asset purchases to revive the flagging eurozone economy. In China, concerns about economic growth deceleration had a negative impact on performance in the region and on commodity-related names. In this environment, the MSCI EAFE Small Cap Index rose by single digits in 2015.

Overall, the fund’s outperformance relative to its benchmark was mainly driven by successful stock picking in Japan, Australia, Hong Kong, Spain and France. In Japan, the fund also benefited from exposure to domestically exposed companies, while exposure to Australia and Hong Kong included high-quality companies that were not affected by the deceleration of the Chinese economy. Stock selection in Germany, Finland and Sweden detracted from the fund’s relative results.

At the sector level, information technology stocks made the largest positive contribution. Stock picking within the sector and an overweight position contributed to fund performance. An allocation to the energy sector was reduced early in the year, as we were cautious about its prospects given the low price of oil. The resulting underweight allocation contributed meaningfully to performance results. Stock selection within the healthcare and consumer discretionary sectors detracted from relative returns.

21	December 31, 2015

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

December 31, 2015	22

Forward International Small Companies Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	12.10%	5.15%	3.69%	8.97%	03/05/02
Institutional Class	12.41%	5.51%	4.04%	8.26%	02/07/96
Advisor Class(c)	12.41%	5.50%	N/A	8.26%	02/01/10

(a) The Retail Class and Institutional Class of Pictet International Small Companies Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003, represent performance of the respective class of shares of Pictet International Small Companies Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Tactical Growth Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Tactical Growth Fund’s Institutional Class shares returned -1.54%, underperforming its benchmark, the S&P 500 Index, which returned 1.38%.

The market environment experienced during 2015 was challenging for the fund. Equity markets were flat in 2015, with low volatility through the first seven months of the year. From August through December, performance relative to the S&P 500 Index improved as volatility picked up. The year was punctuated by the December Federal Reserve (Fed) meeting in which the benchmark interest rate was increased by 0.25% as was widely expected.

The fund performed as expected given the flat performance of the overall equity markets. With this strategy, excess returns are generated from the management of exposure rather than security selection.

There was an occasional use of put options during the year to protect the fund’s portfolio from identified market events, such as Federal Open Market Committee meetings. The use of options did not materially impact the fund’s performance.

Among the major factors the investment team will be watching in the near term are the following:

Monetary policy and credit spreads—The recent rise in credit spreads and the disruption in the high-yield market have degraded the fund’s credit models. A significant and further widening of credit spreads would be alarming, and in our opinion could contribute to a further declining market.

Stock market breadth—While the S&P 500 Index is still near its all-time highs, only about 35% of all stocks are above their 10- and 30-week moving averages. We believe this type of divergence between large capitalization stocks and the rest of the market is not healthy. We would like to see broader market participation to give us more confidence in potential future gains. Continued poor breadth would be a sign of negative divergences.

Investor sentiment—We will be closely watching investors’ reactions to the recent interest rate hike. If sentiment gets far more optimistic than it is currently, it may negatively impact the fund’s strategy.

Valuation—All of the valuation metrics we look at indicate that the stock market is currently overvalued. The U.S. stock market valuation has now matched its 2010 high in terms of the median price-earnings ratio on the S&P 500 Index and finished the year at its highest level in a decade. Other measures of valuation, such as the price-sales ratio, Robert Shiller’s CAPE ratio and margin debt, are at historic highs.

December 31, 2015	24

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

25	December 31, 2015

Forward Tactical Growth Fund

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-1.89%	2.74%	2.97%	09/14/09
Institutional Class	-1.54%	3.09%	3.32%	09/14/09
Class A (with sales load)(b)	-7.65%	1.38%	1.19%	03/12/10
Class A (without sales load)(c)	-2.02%	2.59%	2.22%	03/12/10
Class C (with CDSC)(d)	-3.41%	2.13%	2.36%	09/14/09
Class C (without CDSC)(e)	-2.44%	2.13%	2.36%	09/14/09
Advisor Class(f)	-1.58%	3.07%	3.12%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	26

Fund Commentary and Performance (Unaudited)

Forward Commodity Long/Short Strategy Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Commodity Long/Short Strategy Fund’s Institutional Class shares returned -11.35%, outperforming its benchmark, the S&P GSCI Commodity Index, which returned -32.86%.

The U.S. stock universe continued its leadership in 2015, again outperforming all major asset classes despite retreating from all-time highs to deliver only modest results for the year. Large-capitalization names continued their outperformance of their smaller-cap counterparts. Developed foreign markets declined slightly, while developing foreign markets fell by a larger margin.

In 2015, the story in commodities was truly a continuation of the second half of 2014, as oil supply continued to overwhelm demand. West Texas Intermediate crude oil hovered around $60 a barrel for much of the first half of 2015 before retreating to below $38 a barrel by year-end. As Saudi Arabia remained firm in its resolve to maintain production levels, oil prices continued to drop. The European Union and the European Central Bank implemented a similar program to that which the Federal Reserve (Fed) had accomplished in an effort to stave off recession, namely to apply direct quantitative easing to stimulate lending and the economy as a whole. The Fed’s first interest rate hike since 2006 was met with muted anticipation, although it was in counterpoint to other developed markets that continued their easing programs. In this environment of a strengthening dollar and slowing growth in commodity-producing economies, commodity prices registered their fifth consecutive negative year.

Forward Commodity Long/Short Strategy Fund underwent a strategy change in November 2015, departing from its legacy strategy, which used a volatility-adjusted momentum indicator to systematically gain exposure to commodity returns. The strategy rebalanced on a monthly basis and invested in 10 commodities out of a universe of 24 that exhibited medium- to long-term momentum. The strategy was agnostic to whether this momentum was on the long or short side, with the ability to be 100% long, 100% short or any combination in between.

Beginning in November 2015, the strategy maintains the core of the investment philosophy by using volatility and momentum to select long and short positions to gain exposure to commodity returns. The key differences in the strategy involve applying an equal weight to all commodities in terms of risk, a new benchmark and a move to daily trading.

The fund allocated tactically in 2015, although with a decidedly bearish tilt, having as many as four contracts long in some months and all 10 contracts short in others. The largest contributing sector was its allocation to base metals, while energy was decidedly the largest detracting sector. The largest individual contributor was a position in coffee. The fund also benefited from allocations to livestock, as positions in lean hogs contributed more than feeder cattle detracted. The fund held no positions in live cattle. The largest individual detractor was a blended position in crude oil.

The investment team utilized a strategy that employed a curve carry component, which seeks to generate returns above and beyond buying futures in the front month of the futures curve. This component detracted -0.15% from performance for the year.

The fund attained commodity exposure through the use of futures and total return swaps; these provided the vast majority of the fund’s performance for the year. Additionally, the fund typically maintained a cash position, with the remainder invested in short duration, investment-grade bonds, as these holdings provided the potential for incremental low-risk return. The bonds added 0.41% to fund performance in 2015.

27	December 31, 2015

Forward Commodity Long/Short Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2015*

* Weightings by Asset reflect long positions and excludes derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	28

Forward Commodity Long/Short Strategy Fund

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-11.65%	-4.56%	-4.56%	12/31/10
Institutional Class	-11.35%	-4.23%	-4.23%	12/31/10
Class C (with CDSC)(c)	-13.04%	N/A	-8.10%	05/04/11
Class C (without CDSC)(d)	-12.16%	N/A	-8.10%	05/04/11
Advisor Class(e)	-11.36%	N/A	-6.82%	12/07/11
Class Z	-11.31%	-4.21%	-4.21%	12/31/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 3, 2015, the S&P GSCI Commodity Index replaced the Credit Suisse MOVERS Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29	December 31, 2015

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Dynamic Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward EM Corporate Debt Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

December 31, 2015	30

Investment Glossary

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Emerging Markets Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Small Companies Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

31	December 31, 2015

Investment Glossary

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

Barclays U.S. Corporate High-Yield Bond Index: Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Intermediate Corporate Index: Barclays U.S. Intermediate Corporate Index covers the USD-denominated, investment grade, fixed-rate, taxable corporate bond market. The index includes debt from U.S. and non-U.S. industrial, utility and financial institution issuers with duration of 1-10 years.

Barclays U.S. Municipal Bond Index: Barclays U.S. Municipal Bond Index covers the USD-denominated, long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Credit Suisse Emerging Market Corporate Bond Index: Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Credit Suisse Momentum and Volatility Enhanced Return Strategy Index (Credit Suisse MOVERS Index): Credit Suisse MOVERS Index seeks positive absolute returns at bullish and at bearish points in the commodity cycle for each of the S&P GSCI single commodity sub-indexes. Currently, 24 single commodity sub-indexes meet the eligibility requirements for the S&P GSCI.

December 31, 2015	32

Investment Glossary

Dynamic Income Blended Index: Dynamic Income Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays U.S. Intermediate Corporate Index and 30% MSCI USA IMI High Dividend Yield Index.

MSCI ACWI (All Country World Index) ex-USA: MSCI ACWI ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE Small Cap Index: MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI USA IMI High Dividend Yield Index: MSCI USA IMI High Dividend Yield Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent in the U.S. market.

Russell 3000 Index: Russell 3000 Index is a market capitalization-weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. The index is composed of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P GSCI Commodity Index: S&P GSCI Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities and serves as a measure of commodity performance over time.

One cannot invest directly in an index.

Definition of Terms

A is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A is given when an issuer’s capacity to meet its long-term debt obligations is strong.

BBB is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A BBB rating is assigned to creditworthy carriers that exhibit adequate protection parameters; however, adverse economic conditions may lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

CCC is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. CCC is given when an issuer is vulnerable to nonpayment and dependent upon favorable business conditions to meet its long-term debt obligation.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Curve carry is a strategy that seeks to invest in commodity futures that will have the least amount of price deterioration or potential price appreciation from the time of the investment to the sale or maturity of the future due to the passage of time relative the spot price.

Cyclically adjusted price-earnings (CAPE) ratio measures the value of the S&P 500 equity market.

Deflation is a general decline in prices, often caused by a reduction in the supply of money or credit.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

33	December 31, 2015

Investment Glossary

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

Index future is a futures contract on a stock or financial index.

Market breadth is a ratio that compares the total number of rising stocks to the total number of falling stocks.

Price-earnings (P/E) ratio is a measure of the price paid for a share of stock relative to the annual income or profit earned by the company per share. A higher P/E ratio means that investors are paying more for each unit of income.

Price-sales ratio is a valuation ratio that compares a company’s stock price to its revenues.

Put option is an agreement that gives an investor the right (but not the obligation) to sell a specified amount of an underlying security at a specified price within a specified time.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Revenue-backed bonds are municipal bonds that finance income-producing projects and are secured by a specified revenue source.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

December 31, 2015	34

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Credit Analysis Long/Short Fund	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Investor Class
Actual	$1,000.00	$1,041.90	1.76%	$9.06

Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94
Institutional Class
Actual	$1,000.00	$1,044.10	1.41%	$7.26

Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17
Class A
Actual	$1,000.00	$1,042.80	1.90%	$9.78

Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65
Class C
Actual	$1,000.00	$1,039.80	2.36%	$12.13

Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98
Advisor Class
Actual	$1,000.00	$1,043.90	1.45%	$7.47

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Forward Dynamic Income Fund
Investor Class
Actual	$1,000.00	$955.50	1.34%	$6.60

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

35	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Dynamic Income Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Institutional Class
Actual	$1,000.00	$958.00	0.99%	$4.89

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$955.60	1.49%	$7.34

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward EM Corporate Debt Fund
Investor Class
Actual	$1,000.00	$922.50	1.57%	$7.61

Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Class
Actual	$1,000.00	$923.70	1.23%	$5.96

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class C
Actual	$1,000.00	$919.70	2.17%	$10.50

Hypothetical	$1,000.00	$1,014.27	2.17%	$11.02
Advisor Class
Actual	$1,000.00	$924.40	1.26%	$6.11

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Forward Emerging Markets Fund
Investor Class
Actual	$1,000.00	$814.10	1.74%	$7.96

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$814.00	1.39%	$6.36

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class
Actual	$1,000.00	$813.30	1.44%	$6.58

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Forward International Dividend Fund
Investor Class
Actual	$1,000.00	$905.00	1.47%	$7.06

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
Institutional Class
Actual	$1,000.00	$907.20	1.12%	$5.38

Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

December 31, 2015	36

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward International Dividend Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class A
Actual	$1,000.00	$904.40	1.62%	$7.78

Hypothetical	$1,000.00	$1,017.04	1.62%	$8.24
Class C
Actual	$1,000.00	$903.20	2.07%	$9.93

Hypothetical	$1,000.00	$1,014.77	2.07%	$10.51
Advisor Class
Actual	$1,000.00	$906.90	1.18%	$5.67

Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
Forward International Small Companies Fund
Investor Class
Actual	$1,000.00	$995.50	1.64%	$8.25

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Institutional Class
Actual	$1,000.00	$997.00	1.29%	$6.49

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Advisor Class
Actual	$1,000.00	$997.00	1.34%	$6.74

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Forward Tactical Growth Fund
Investor Class
Actual	$1,000.00	$1,000.70	1.77%	$8.93

Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00
Institutional Class
Actual	$1,000.00	$1,002.30	1.42%	$7.17

Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22
Class A
Actual	$1,000.00	$999.90	1.92%	$9.68

Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Class C
Actual	$1,000.00	$997.80	2.37%	$11.93

Hypothetical	$1,000.00	$1,013.26	2.37%	$12.03
Advisor Class
Actual	$1,000.00	$1,002.30	1.47%	$7.42

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

37	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Commodity Long/Short Strategy Fund	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Investor Class
Actual	$1,000.00	$1,000.50	2.56%	$12.91

Hypothetical	$1,000.00	$1,012.30	2.56%	$12.98
Institutional Class
Actual	$1,000.00	$1,002.10	2.35%	$11.86

Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93
Class C
Actual	$1,000.00	$997.80	3.66%	$18.43

Hypothetical	$1,000.00	$1,006.76	3.66%	$18.51
Advisor Class
Actual	$1,000.00	$1,002.10	2.71%	$13.68

Hypothetical	$1,000.00	$1,011.54	2.71%	$13.74
Class Z
Actual	$1,000.00	$1,002.10	2.64%	$13.32

Hypothetical	$1,000.00	$1,011.90	2.64%	$13.39

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2015	38

Portfolio of Investments (Note 9)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

Municipal Bonds: 80.37%
Alabama: 1.90%

$3,000,000	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F 0.000%, 10/01/50(a)	$2,111,670

Arizona: 4.10%

4,000,000	Salt Verde, Arizona, Financial Corp., Senior Gas Revenue Bonds 5.000%, 12/01/37	4,567,160

California: 4.62%

500,000	Kaweah, California Delta Health Care District Revenue Bonds, Series B 4.000%, 06/01/45	500,375

1,000,000	Stockton Public Financing Authority Revenue Bonds (Delta Water Supply Project), Series A 6.125%, 10/01/35	1,236,840

2,750,000	6.250%, 10/01/40	3,407,827

		5,145,042

Georgia: 2.00%

1,000,000	Main Street Natural Gas, Inc., Gas Authority Revenue Bonds, Series A 5.000%, 03/15/19	1,104,700

1,000,000	Savannah College of Art & Design Projects Revenue Bonds (Private Colleges & Universities Authority) 5.000%, 04/01/33	1,121,680

		2,226,380

Hawaii: 1.19%

1,100,000	Honolulu City & County Board of Water Supply & Water Systems Revenue Bonds, Series A 5.000%, 07/01/27	1,331,550

Illinois: 6.92%

2,000,000	City of Chicago, Illinois General Obligation Bonds, Series 2002B 5.500%, 01/01/34	2,116,160

1,000,000	City of Chicago, Illinois General Obligation Bonds, Series B 7.375%, 01/01/33	1,057,720

1,715,000	City of Chicago, Illinois General Obligation Bonds, Series E 6.050%, 01/01/29	1,660,257

Principal Amount		Value (Note 2)

$ 2,000,000	Illinois State Highway Toll Authority Revenue Bonds, Series A 5.000%, 01/01/32	$2,349,760

500,000	State of Illinois, General Obligation Bonds 5.000%, 03/01/37	521,465

		7,705,362

Iowa: 4.46%

4,940,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	4,963,218

Michigan: 0.96%

1,000,000	Michigan State Finance Authority Revenue Bonds, Series F1 4.500%, 10/01/29	1,075,440

Nebraska: 0.99%

1,000,000	Nebraska Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3) 5.000%, 09/01/32	1,099,500

New Jersey: 6.86%

4,000,000	New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A 4.625%, 06/01/26	4,000,120

1,750,000	5.000%, 06/01/41	1,453,865

500,000	New Jersey Transportation Trust Fund Authority Revenue Bonds, Transportation Program, Series AA 5.250%, 06/15/29	552,875

1,500,000	South Jersey Transportation Authority Llc, Revenue Bonds (Build America Taxable Bonds), Series A-5 7.000%, 11/01/38	1,626,675

		7,633,535

New York: 24.43%

1,000,000	Liberty, New York, Development Corp. Revenue Bonds (Goldman Sachs Headquarters, Llc) 5.250%, 10/01/35	1,199,990

See Notes to Financial Statements	39	December 31, 2015

Portfolio of Investments (Note 9)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

New York (continued): 24.43%

$ 5,000,000	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN 7.750%, 08/01/31(b)	$5,213,350

6,000,000	8.000%, 08/01/28(b)	6,274,740

1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds, Subseries B-1 5.000%, 08/01/31	1,188,360

3,000,000	New York Liberty Development Corp., Refunding Revenue Bonds (World Trade Center Project), Class 1-3 5.000%, 11/15/44(c)	3,099,570

3,590,000	New York Metropolitan Transportation Authority Revenue Bonds, Series C-1 5.000%, 11/15/31	4,259,356

2,500,000	New York State Dormitory Authority, General Purpose Refunding Revenue Bonds (Personal Income Tax Revenue), Series A 5.000%, 12/15/30	2,983,825

2,500,000	Port Authority of New York & New Jersey Revenue Bonds, 194th Series 5.000%, 10/15/35	2,976,800

		27,195,991

Ohio: 8.04%

5,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Bonds (Asset-Backed Sr. Turbo), Series A-2 5.125%, 06/01/24	4,499,900

4,790,000	6.500%, 06/01/47	4,446,988

		8,946,888

Pennsylvania: 3.91%

2,000,000	Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series A 6.400%, 12/01/38	2,098,100

2,000,000	Pennsylvania State Turnpike Commission Revenue Bonds, Series B 5.000%, 12/01/45	2,250,960

		4,349,060

Principal Amount		Value (Note 2)

Rhode Island: 1.17%

$ 1,245,000	Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series A 5.000%, 06/01/40	$1,301,959

South Carolina: 1.01%

1,000,000	South Carolina Port Authority Revenue Bonds 5.250%, 07/01/50	1,124,750

South Dakota: 1.43%

1,000,000	South Dakota Health & Educational Facilities Authority Revenue Bonds (Sanford Obligated Group) 5.000%, 11/01/35	1,142,450

400,000	5.000%, 11/01/45	449,476

		1,591,926

Texas: 5.36%

1,000,000	North Texas Tollway Authority Revenue Bonds, Series B 5.000%, 01/01/40	1,115,200

1,000,000	5.000%, 01/01/45	1,115,610

3,750,000	Texas State Public Finance Authority, Taxable Revenue Bonds (Texas Windstorm Insurance Association) 8.250%, 07/01/24	3,731,775

		5,962,585

Washington: 1.02%

1,000,000	Port of Seattle, Washington Revenue Bonds, Series A 5.000%, 04/01/40	1,140,280

	Total Municipal Bonds (Cost $86,604,146)	89,472,296

U.S. Treasury Bonds & Notes: 2.69%

3,000,000	U.S. Treasury Notes, Floating Rate Note 0.383%, 10/31/17(b)	2,999,070

	Total U.S. Treasury Bonds & Notes (Cost $2,999,166)	2,999,070

December 31, 2015	40	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Credit Analysis Long/Short Fund

Par Value		Value (Note 2)

Short-Term Securities: 15.30%
$ 400,000	FHLB, Discount Notes 0.155%, due 01/26/16(d)	$399,957

400,000	0.177%, due 01/29/16(d)	399,945

6,900,000	0.234%, due 01/22/16(d)	6,899,094

900,000	0.272%, due 01/27/16(d)	899,827

5,000,000	0.301%, due 02/26/16(d)	4,997,617

600,000	0.312%, due 01/28/16(d)	599,860

700,000	0.346%, due 02/10/16(d)	699,736

100,000	0.347%, due 02/02/16(d)	99,970

1,400,000	0.386%, due 02/09/16(d)	1,399,424

632,000	FNMA, Discount Notes 0.142%, due 02/03/16(d)	631,919

	Total Short-Term Securities (Cost $17,027,349)	17,027,349

	Total Investments: 98.36% (Cost $106,630,661)	109,498,715

	Net Other Assets and Liabilities: 1.64%	1,822,711	(e)

	Net Assets: 100.00%	$111,321,426

Percentages are stated as a percent of net assets.

(a) Represents a step-up bond. Rate disclosed is as of December 31, 2015.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $3,099,570, representing 2.78% of net assets.

(d) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(e) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
10-Year U.S. Treasury Notes Futures	Short	(47)	03/22/16	$(5,917,596)	$27,124
U.S. Treasury Long Bond Futures	Short	(15)	03/22/16	(2,306,250)	(3,419)
Total Futures Contracts				$(8,223,846)	$23,705

Investment Abbreviations:

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

Sr. — Senior

VRDN — Variable Rate Demand Notes

See Notes to Financial Statements	41	December 31, 2015

Portfolio of Investments (Note 9)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Common Stocks: 93.42%
Consumer Discretionary: 12.22%

4,900	Comcast Corp., Class A	$276,507

2,400	Gentherm, Inc.(a)	113,760

1,000	Monro Muffler Brake, Inc.	66,220

6,500	Nordstrom, Inc.	323,765

5,300	Performance Sports Group, Ltd.(a)	51,039

2,200	Pool Corp.	177,716

2,500	Starwood Hotels & Resorts Worldwide, Inc.	173,200

1,000	Williams-Sonoma, Inc.	58,410

		1,240,617

Consumer Staples: 8.83%

1,500	Casey’s General Stores, Inc.	180,675

4,500	Mead Johnson Nutrition Co.	355,275

3,600	PepsiCo, Inc.	359,712

		895,662

Energy: 6.44%

900	Core Laboratories NV	97,866

3,700	Phillips 66	302,660

3,620	Schlumberger, Ltd.	252,495

		653,021

Financials: 14.88%

4,000	American Express Co.	278,200

1,800	CBOE Holdings, Inc.	116,820

2,300	Cohen & Steers, Inc.	70,104

1,800	Evercore Partners, Inc., Class A	97,326

3,200	FCB Financial Holdings, Inc., Class A(a)	114,528

3,900	JPMorgan Chase & Co.	257,517

2,100	South State Corp.	151,095
8,300	U.S. Bancorp	354,161

3,100	Virtu Financial, Inc., Class A	70,184

		1,509,935

Healthcare: 13.57%

2,600	Catalent, Inc.(a)	65,078

700	Cooper Companies, Inc.	93,940

4,900	Johnson & Johnson	503,328

14,500	Pfizer, Inc.	468,060

Shares		Value (Note 2)

2,600	PRA Health Sciences, Inc.(a)	$117,702

1,600	Varian Medical Systems, Inc.(a)	129,280

		1,377,388

Industrials: 13.27%

5,300	Emerson Electric Co.	253,499

2,600	Exponent, Inc.	129,870

2,100	General Dynamics Corp.	288,456

3,700	John Bean Technologies Corp.	184,371

1,300	Nordson Corp.	83,395

2,200	Owens Corning	103,466

4,100	Ritchie Bros. Auctioneers, Inc.	98,851

2,200	Robert Half International, Inc.	103,708

3,200	Sun Hydraulics Corp.	101,536

		1,347,152

Information Technology: 20.16%

2,700	Apple, Inc.	284,202

1,800	Black Knight Financial Services, Inc., Class A(a)	59,508

2,300	Broadridge Financial Solutions, Inc.	123,579

1,200	DST Systems, Inc.	136,872

800	Jack Henry & Associates, Inc.	62,448

1,600	Littelfuse, Inc.	171,216

6,300	Microchip Technology, Inc.	293,202

7,000	QUALCOMM, Inc.	349,895

5,450	Texas Instruments, Inc.	298,715

3,200	Vantiv, Inc., Class A(a)	151,744

1,300	WEX, Inc.(a)	114,920

		2,046,301

Materials: 4.05%

3,500	Eastman Chemical Co.	236,285

2,800	Neenah Paper, Inc.	174,804

		411,089

	Total Common Stocks (Cost $10,069,884)	9,481,165

December 31, 2015	42	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Limited Partnerships: 3.57%
Financials: 3.57%

12,400	Blackstone Group LP	$362,576

	Total Limited Partnerships (Cost $422,437)	362,576

	Total Investments: 96.99% (Cost $10,492,321)	9,843,741

	Net Other Assets and Liabilities: 3.01%	305,858

	Net Assets: 100.00%	$10,149,599

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

See Notes to Financial Statements	43	December 31, 2015

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Foreign Government Obligations: 4.22%
Brazil: 0.92%

1,750,000	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes 3.375%, 09/26/16(a)(b)	USD	$1,736,875

Cameroon: 0.98%

2,000,000	Republic of Cameroon International Bond, Sr. Unsec. Notes 9.500%, 11/19/25(a)	USD	1,865,000

South Korea: 0.72%

1,400,000	Export-Import Bank of Korea, Sr. Unsec. Notes 2.875%, 01/21/25(b)	USD	1,369,022

Suprainternational: 1.60%

3,000,000	Africa Finance Corp., Sr. Unsec. Notes 4.375%, 04/29/20(a)(b)	USD	3,019,050

	Total Foreign Government Obligations (Cost $8,076,679)		7,989,947

Asset-Backed Securities: 3.96%
China: 3.96%

7,500,000	Sealane Trade Finance, Series 2015-1, Class A 9.603%, 12/25/18(c)(d)	USD	7,427,700

64,740	Start CLO, Ltd., Series 2011-7A, Class A 2.477%, 06/09/16(a)(c)(d)	USD	45,920

22,747	Start CLO, Ltd., Series 2011-7X, Class A 2.477%, 06/09/16(c)(d)	USD	16,134

			7,489,754

	Total Asset-Backed Securities (Cost $7,689,021)		7,489,754

Corporate Bonds: 78.06%
Argentina: 5.06%

4,731,000	Cia de Transporte de Energia Electrica en Alta Tension Transener SA, Sr. Unsec. Notes 9.750%, 08/15/21(a)	USD	4,447,140

5,271,376	MetroGas SA, Sr. Unsec. Notes, A-L 8.875%, 12/31/18(a)	USD	5,034,164

97,032	PIK Notes 8.875% (or 8.875% PIK), 12/31/18(a)(d)	USD	92,666

			9,573,970

Principal Amount		Currency	Value (Note 2)

Azerbaijan: 1.01%

2,000,000	International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., Sr. Unsec. Notes, Euro-Medium-Term Notes 7.750%, 09/26/18(b)	USD	$1,920,000

Bangladesh: 1.64%

3,000,000	Banglalink Digital Communications, Ltd., Sr. Unsec. Notes 8.625%, 05/06/19(a)(b)	USD	3,112,500

Bolivia: 3.02%

5,834,000	Trilogy International Partners Llc/Trilogy International Finance, Inc., First Lien Notes 10.250%, 08/15/16(a)	USD	5,710,027

Brazil: 10.81%

3,000,000	Banco do Brasil SA, Jr. Sub. Notes 8.500%, Perpetual Maturity(b)(c)(e)(f)	USD	2,557,500

4,000,000	BRF SA, Sr. Unsec. Notes 4.750%, 05/22/24(a)(b)	USD	3,690,000

4,000,000	Gol LuxCo SA, Sr. Unsec. Notes 8.875%, 01/24/22(e)	USD	1,760,000

8,700,000	Odebrecht Finance, Ltd., Sr. Unsec. Notes 5.250%, 06/27/29(a)(b)	USD	4,284,750

7,000,000	Petrobras Global Finance BV, Sr. Unsec. Notes 3.000%, 01/15/19(b)	USD	5,337,500

3,000,000	3.500%, 02/06/17(b)	USD	2,812,500

			20,442,250

Chile: 4.10%

500,000	Banco de Credito e Inversiones, Sr. Unsec. Notes 3.000%, 09/13/17(b)(e)	USD	503,415

10,642,188	Inversiones Alsacia SA, First Lien Notes 8.000%, 12/31/18(a)(d)	USD	2,660,547

3,000,000	Latam Airlines 2015-1 Pass Through Trust A, Sec. Notes 4.200%, 11/15/27(a)(b)	USD	2,820,000

December 31, 2015	44	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Chile (continued): 4.10%

1,800,000	Transelec SA, Sr. Unsec. Notes 4.250%, 01/14/25(a)(b)	USD	$1,770,145

			7,754,107

China: 3.21%

2,000,000	Sinopec Group Overseas Development 2014, Ltd., Sr. Unsec. Notes 4.375%, 04/10/24(a)(b)	USD	2,070,586

2,000,000	State Grid Overseas Investment 2013, Ltd., Sr. Unsec. Notes 3.125%, 05/22/23(a)(b)	USD	1,964,224

2,000,000	Tencent Holdings, Ltd., Sr. Unsec. Notes 3.375%, 05/02/19(b)(e)	USD	2,035,654

			6,070,464

Colombia: 1.53%

3,000,000	Bancolombia SA, Sub. Notes 5.125%, 09/11/22(b)	USD	2,890,500

Costa Rica: 1.02%

1,943,000	Banco Nacional de Costa Rica, Sr. Unsec. Notes 4.875%, 11/01/18(a)(b)	USD	1,933,285

Guatemala: 1.66%

3,250,000	Bantrab Senior Trust, Sr. Unsec. Notes 9.000%, 11/14/20(a)(b)	USD	3,136,250

Kazakhstan: 1.88%

11,100,000	Tristan Oil, Ltd., Sec. Notes 0.000%, 01/01/16(d)(e)(g)(i)	USD	3,554,220

Latvia: 2.13%

4,000,000	Four Finance SA, Sr. Unsec. Notes 11.750%, 08/14/19(a)(b)	USD	4,024,800

Mexico: 9.17%

2,000,000	America Movil SAB de CV, Sr. Unsec. Notes 2.375%, 09/08/16(b)	USD	2,008,402

2,000,000	Axtel SAB de CV, First Lien Notes 9.000%, 01/31/20(e)(h)	USD	2,085,000

3,000,000	BBVA Bancomer SA, Sub. Notes 6.750%, 09/30/22(a)(b)	USD	3,307,500

750,000	Comision Federal de Electricidad, Sr. Unsec. Notes 4.875%, 01/15/24(a)(b)	USD	742,500

Principal Amount		Currency	Value (Note 2)

3,000,000	Grupo Bimbo SAB de CV, Sr. Unsec. Notes 3.875%, 06/27/24(a)(b)	USD	$2,926,056

2,600,000	Grupo Posadas SAB CV, Sr. Unsec. Notes 7.875%, 06/30/22(a)	USD	2,499,250

4,469,724	Latina Offshore, Ltd., First Lien Notes 8.875%, 07/03/18(a)	USD	3,776,917

			17,345,625

Nigeria: 2.75%

2,500,000	FBN Finance Co., BV, Sub. Notes 8.000%, 07/23/21(a)(b)(c)	USD	2,027,075

6,097,000	Seven Energy, Ltd., Sec. Notes 10.250%, 10/11/21(a)(b)	USD	3,169,830

			5,196,905

Peru: 1.52%

2,770,000	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes 7.750%, 11/06/20(a)(b)	USD	2,866,950

Qatar: 1.97%

300,000	Ooredoo International Finance, Ltd., Sr. Unsec. Notes 7.875%, 06/10/19(b)(e)	USD	354,373

3,150,600	Ras Laffan Liquefied Natural Gas Co., Ltd. II, Sec. Notes 5.298%, 09/30/20(b)(e)	USD	3,364,557

			3,718,930

Russia: 6.19%

125,000,000	Aeroflot Russian Airlines PJSC, Sr. Unsec. Notes, Series BO3 8.300%, 03/31/16(d)	RUB	1,684,589

1,000,000	Borets Finance, Ltd., Unsec. Notes 7.625%, 09/26/18(a)(b)	USD	822,984

1,250,000	Far East Capital, Ltd., SA, Sec. Notes 8.000%, 05/02/18(e)	USD	771,875

3,582,000	Far Eastern Shipping Co., Sec. Notes 8.750%, 05/02/20(a)	USD	2,172,483

80,500,000	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Unsec. Notes, Euro-Medium-Term Notes 8.446%, 03/13/19	RUB	1,021,909

See Notes to Financial Statements	45	December 31, 2015

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Russia (continued): 6.19%

2,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes 8.500%, 10/16/23(a)	USD	$1,864,010

3,650,000	Sberbank of Russia Via SB Capital SA, Sub. Notes 5.125%, 10/29/22(b)(e)	USD	3,367,125

			11,704,975

Singapore: 1.41%

3,048,434	Neptuno Finance, Ltd., First Lien Notes 9.750%, 11/07/19(a)	USD	2,667,380

South Korea: 4.50%

2,850,000	Doosan Infracore Co., Ltd., Sr. Unsec. Notes 3.250%, 10/05/42(b)(h)	USD	2,859,077

2,190,000	Korea Development Bank, Sr. Unsec. Notes 2.250%, 08/07/17(b)	USD	2,203,758

1,500,000	Korea East-West Power Co., Ltd., Sr. Unsec. Notes 2.500%, 07/16/17(a)(b)	USD	1,508,670

900,000	Korea Gas Corp., Sr. Unsec. Notes 3.875%, 02/12/24(a)(b)	USD	943,003

1,000,000	Korea Resources Corp., Sr. Unsec. Notes 2.125%, 05/02/18(a)(b)	USD	997,050

			8,511,558

Suprainternational: 1.01%

1,910,000	Corp. Andina de Fomento, Sr. Unsec. Notes 3.750%, 01/15/16(b)	USD	1,911,547

Turkey: 4.80%

3,000,000	Anadolu Efes Biracilik Ve Malt Sanayii AS, Sr. Unsec. Notes 3.375%, 11/01/22(b)(e)	USD	2,528,718

5,423,292	Turkish Airlines 2015-1 Class A Pass Through Trust, Sec. Notes 4.200%, 03/15/27(a)(b)	USD	5,213,140

1,300,000	Yasar Holdings AS, Sr. Unsec. Notes 8.875%, 05/06/20(a)(b)	USD	1,337,440

			9,079,298

Principal Amount		Currency	Value (Note 2)

Ukraine: 1.83%

4,000,000	Ukraine Railways via Shortline Plc, Sr. Unsec. Notes 9.500%, 05/21/18(e)	USD	$3,459,600

United Arab Emirates: 1.83%

3,800,000	Millennium Offshore Services Superholdings Llc, Sec. Notes 9.500%, 02/15/18(a)(b)(d)	USD	3,458,000

Venezuela: 2.01%

5,563,000	PSOS Finance, Ltd., First Lien Notes 11.750%, 04/23/18(a)	USD	3,476,875

3,245,000	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(d)(e)(i)	USD	324,500

			3,801,375

Vietnam: 1.31%

4,500,000	Golden Close Maritime Corp., Ltd., Sec. Notes 9.000%, 10/24/19(a)	USD	2,475,000

Zambia: 0.69%

2,000,000	First Quantum Minerals, Ltd., Sr. Unsec. Notes 6.750%, 02/15/20(e)	USD	1,300,000

	Total Corporate Bonds (Cost $177,477,393)		147,619,516

	Total Investments: 86.24% (Cost $193,243,093)		163,099,217

	Net Other Assets and Liabilities: 13.76%		26,018,035

	Net Assets: 100.00%		$189,117,252

Schedule of Securities Sold Short
Corporate Bonds

(2,000,000)	Bunge, Ltd. Finance Corp., Sr. Unsec. Notes 3.500%, 11/24/20	USD	$(1,991,964)

(2,000,000)	Vale Overseas, Ltd., Sr. Unsec. Notes 4.375%, 01/11/22	USD	(1,516,680)

	Total Securities Sold Short (Proceeds $3,489,761)		$(3,508,644)

December 31, 2015	46	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $101,670,042, representing 53.76% of net assets.

(b) Security, or portion of security, is being held as collateral for short sales or the line of credit. At period end, the aggregate value of those securities was $92,966,212, representing 49.16% of net assets.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $27,966,537, representing 14.79% of net assets.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g) Represents a zero coupon bond.

(h) Represents a step-up bond. Rate disclosed is as of December 31, 2015.

(i) Security in default.

Forward Currency Contracts

Counter Party	Purchase/Sale Contract	Contracts to Deliver/(Receive)	Settlement Date	Current Value	Unrealized Gain/(Loss)
Credit Suisse	Sale	722,900,000 RUB	03/17/16	$(9,698,705)	$301,295
Total Forward Currency Contracts				$(9,698,705)	$301,295

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/23/15	Aeroflot Russian Airlines PJSC, Sr. Unsec. Notes, Series BO3 8.300%, 03/31/16(d)	$1,991,466	$1,684,589	0.89%
04/25/13 – 07/21/15	Inversiones Alsacia SA, First Lien Notes 8.000%, 12/31/18(a)(d)	8,787,194	2,660,547	1.41%
03/19/14 – 07/10/15	MetroGas SA, Sr. Unsec. Notes, A-L PIK Notes 8.875% (or 8.875% PIK), 12/31/18(a)(d)	87,550	92,666	0.05%
02/08/13 – 07/09/13	Millennium Offshore Services Superholdings Llc, Sec. Notes 9.500%, 02/15/18(a)(b)(d)	3,808,999	3,458,000	1.83%
08/04/15 – 08/19/15	Sealane Trade Finance, Series 2015-1, Class A 9.603%, 12/25/18(c)(d)	7,601,535	7,427,700	3.93%
09/13/12 – 05/27/15	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(d)(e)(i)	2,685,645	324,500	0.17%
12/06/11 – 09/10/14	Start CLO, Ltd., Series 2011-7A, Class A 2.477%, 06/09/16(a)(c)(d)	64,740	45,920	0.02%
10/02/14	Start CLO, Ltd., Series 2011-7X, Class A 2.477%, 06/09/16(c)(d)	22,747	16,134	0.01%
05/09/12 – 07/08/15	Tristan Oil, Ltd., Sec. Notes 0.000%, 01/01/16(d)(e)(g)(i)	10,625,092	3,554,220	1.88%
		$35,674,968	$19,264,276	10.19%

Investment Abbreviations:

Jr.  — Junior

PIK — Payment in-kind

See Notes to Financial Statements	47	December 31, 2015

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

RUB — Russian Ruble

USD — U.S. Dollar

December 31, 2015	48	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Common Stocks: 75.19%
Bangladesh: 0.36%

222,834	Beximco Pharmaceuticals, Ltd., GDR(a)	$87,874

Brazil: 5.32%

58,620	Ambev SA, ADR	261,445

122,250	BM&F Bovespa SA – Bolsa de Valores Mercadoras e Futuros	336,506

90,400	Hypermarcas SA(b)	496,072

49,480	Transmissora Alianca de Energia Electria SA	209,489

		1,303,512

Cambodia: 2.06%

797,000	NagaCorp., Ltd.	503,906

Chile: 0.82%

114,000	Quinenco SA	201,128

China: 14.53%

1,262,000	Century Sage Scientific Holdings, Ltd.(a)	182,378

200,000	China Galaxy Securities Co., Ltd., Class H	183,225

614,000	China Machinery Engineering Corp., Class H	450,792

143,000	China Merchants Bank Co., Ltd., Class H	337,662

666,000	China Petroleum & Chemical Corp., Class H	402,175

30,000	China Yuchai International, Ltd.	322,800

461,000	Cosmo Lady China Holdings Co., Ltd.(a)(c)	386,048

440,000	Guangdong Investment, Ltd.	623,377

839,000	Qingdao Port International Co., Ltd., Class H(a)(c)	374,570

74,000	Sinopharm Group Co., Ltd., Class H	296,953

		3,559,980

Czech Republic: 2.00%

16,662	Pegas Nonwovens SA	490,321

Georgia: 1.90%

16,600	BBGEO Group Plc	465,942

Greece: 0.48%

25,356	Plaisio Computers SA	118,214

Hong Kong: 2.13%

226,000	China Gas Holdings, Ltd.	326,021

2,800	Guangdong Investment, Ltd., Unsponsored ADR	196,420

		522,441

Shares		Value (Note 2)

India: 1.57%

11,380	State Bank of India, GDR(a)	$384,075

Indonesia: 2.82%

401,400	AKR Corporindo Tbk PT	208,926

424,000	Bank Mandiri Tbk PT	284,512

2,057,100	Kalbe Farma Tbk PT	196,980

		690,418

Malaysia: 4.01%

490,000	Globetronics Technology Bhd	741,819

150,000	Power Root Bhd	96,076

310,800	Silverlake Axis, Ltd.	144,670

		982,565

Mexico: 5.99%

204,800	Bolsa Mexicana de Valores SAB de CV	271,649

4,350	Fomento Economico Mexicano SAB de CV, Sponsored ADR	401,722

163,399	Gentera SAB de CV	316,189

295,000	PLA Administradora Industrial S de RL de CV	479,100

		1,468,660

Philippines: 4.37%

230,000	Concepcion Industrial Corp.	210,180

2,901,720	D&L Industries, Inc.	564,249

221,500	Robinsons Retail Holdings, Inc.	296,557

		1,070,986

Poland: 0.20%

5,106	Prime Car Management SA	48,813

Russia: 2.47%

93,700	HMS Hydraulic Machines and Systems Group Plc, GDR(a)(d)	51,629

7,510	Lukoil PJSC, Sponsored ADR	243,962

50,000	Mobile TeleSystems PJSC, Sponsored ADR	309,000

		604,591

South Africa: 0.93%

26,400	MTN Group, Ltd.	226,854

South Korea: 1.10%

4,500	Dongbu Insurance Co., Ltd.	269,797

See Notes to Financial Statements	49	December 31, 2015

Portfolio of Investments (Note 9)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Sri Lanka: 3.35%

322,407	Commercial Bank of Ceylon Plc	$274,912

229,606	Hatton National Bank Plc	283,167

1,791,963	Piramal Glass Ceylon Plc	75,778

764,910	Textured Jersey Lanka Plc	188,245

		822,102

Taiwan: 10.14%

85,620	FineTek Co., Ltd.	194,455

815,900	Formosan Rubber Group, Inc.	411,092

304,000	Kinik Co.	472,932

24,000	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	546,000

33,000	Voltronic Power Technology Corp.	491,780

271,000	Wah Lee Industrial Corp.	367,967

		2,484,226

Thailand: 5.84%

569,499	Bangkok Aviation Fuel Services Pcl	462,911

320,000	Group Lease Pcl, NVDR	161,845

4,708,100	Jasmine International Pcl	423,906

1,300,201	TTW Pcl	382,996

		1,431,658

Turkey: 2.20%

260,507	Anadolu Hayat Emeklilik AS	540,415

Ukraine: 0.32%

8,500	MHP SA, GDR(a)	79,050

United Kingdom: 0.28%

33,900	Stock Spirits Group Plc	69,716

	Total Common Stocks (Cost $19,686,146)	18,427,244

Participation Notes: 10.64%
Bangladesh: 1.42%

108,200	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	348,832

India: 7.25%

13,200	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	505,204

Shares		Value (Note 2)

112,400	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	$560,333

90,000	Engineers India, (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/20/16	328,336

39,500	Rural Electrification, Ltd. (Participation Notes issues by Macquarie Bank, Ltd.), expiring 06/27/16	135,267

11,300	Torrent Pharmaceuticals, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 06/24/16	247,953

Pakistan: 0.63%

80,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/16	152,858

United Arab Emirates: 1.34%

95,000	First Gulf Bank PJSC, (Participation Notes issued by HSBC Bank Plc), expiring 12/11/17	327,185

	Total Participation Notes (Cost $2,601,727)	2,605,968

Preferred Stocks: 2.47%
South Korea: 2.47%

650	Samsung Electronic Co, Ltd.	604,793

	Total Preferred Stocks (Cost $631,967)	604,793

Warrants: 0.01%
Thailand: 0.01%

224,558	Jasmine International Pcl, Warrants, Strike Price 4.30 THB (expiring 07/05/20)(b)	3,307

	Total Warrants (Cost $0)	3,307

	Total Investments: 88.31% (Cost $22,919,840)	21,641,312

	Net Other Assets and Liabilities: 11.69%	2,865,308	(e)

	Net Assets: 100.00%	$24,506,620

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under

December 31, 2015	50	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Emerging Markets Fund

guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,545,624, representing 6.31% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $760,618, representing 3.10% of net assets.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
MSCI Emerging Markets E-Mini Futures	Long	24	03/21/16	$945,000	$(27,081)
Total Futures Contracts				$945,000	$(27,081)

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/02/13 – 06/06/14	HMS Hydraulic Machines and Systems Group Plc, GDR(a)(d)	$265,071	$51,629	0.21%

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

Currency Abbreviations:

THB — Thai Baht

See Notes to Financial Statements	51	December 31, 2015

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

Common Stocks: 93.88%
Australia: 1.01%

3,530,000	GDI Property Group, REIT	$2,199,326

Brazil: 0.71%

347,900	AMBEV SA, ADR(a)	1,551,634

Canada: 1.59%

157,100	Dream Office REIT	1,972,123

57,800	Suncor Energy, Inc.	1,492,098

		3,464,221

China: 4.50%

2,586,000	China Machinery Engineering Corp., Class H(a)	1,898,612

1,351,000	China Merchants Bank Co., Ltd., Class H	3,190,083

188,281	China Yuchai International, Ltd.(a)	2,025,903

1,826,020	Cosmo Lady China Holdings Co., Ltd.(b)(c)	1,529,135

2,670,000	Qingdao Port International Co., Ltd., Class H(b)(c)	1,192,018

		9,835,751

Denmark: 1.05%

1,760	A.P. Moller-Maersk AS, Class B	2,300,210

Egypt: 0.17%

75,750	Commercial International Bank Egypt SAE	368,493

France: 13.84%

156,250	AXA SA	4,284,176

59,750	Danone SA(a)	4,044,050

23,700	LVMH Moet Hennessy Louis Vuitton SE(a)	3,732,044

455,900	Natixis SA(a)	2,584,762

59,955	Orpea(a)	4,807,221

64,100	Schneider Electric SE	3,661,369

7,700	Unibail-Rodamco SE	1,961,455

216,600	Veolia Environnement SA	5,146,808

		30,221,885

Germany: 6.96%

37,340	Bayer AG, Sponsored ADR(a)	4,661,339

150,000	DEAG Deutsche Entertainment AG(a)(d)	652,051

48,460	FinTech Group AG(d)	1,048,013

224,000	MagForce AG(d)	1,335,469

356,004	MLP AG	1,419,878

177,798	RIB Software AG(a)	2,183,410

Shares		Value (Note 2)

44,703	TLG Immobilien AG	$841,909

171,931	TUI AG(a)	3,069,409

		15,211,478

Hong Kong: 3.15%

690,550	BOC Hong Kong Holdings, Ltd.(a)	2,111,733

3,362,000	Guangdong Investment, Ltd.	4,763,164

		6,874,897

India: 0.44%

28,200	State Bank of India, GDR(b)	951,750

Indonesia: 2.46%

10,727,007	Astra Graphia Tbk PT	1,400,697

3,355,650	Bank Mandiri Persero Tbk PT	2,251,706

17,865,605	Kalbe Farma Tbk PT	1,710,743

		5,363,146

Italy: 1.47%

575,950	Unicredit SpA	3,214,069

Japan: 10.83%

332,300	Astellas Pharma, Inc.(a)	4,787,033

113,300	Broadleaf Co., Ltd.	1,125,506

393,200	Kuraray Co., Ltd.(a)	4,815,428

278,000	Mitsubishi UFJ Financial Group, Inc.	1,751,103

281,900	Santen Pharmaceutical Co., Ltd.(a)	4,704,783

77,200	Tokio Marine Holdings, Inc.	3,026,469

102,900	Zenkoku Hosho Co., Ltd.(a)	3,445,838

		23,656,160

Malaysia: 2.12%

2,240,430	Globetronics Technology Bhd	3,391,824

2,666,520	Silverlake Axis, Ltd.	1,241,204

		4,633,028

Mexico: 0.91%

21,600	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,994,760

Netherlands: 3.52%

24,424	Amsterdam Commodities NV	615,793

57,000	Beter Bed Holding NV	1,392,519

December 31, 2015	52	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

Netherlands (continued): 3.52%

60,000	IMCD Group NV	$2,221,211

80,012	Koninklijke Vopak NV	3,449,430

		7,678,953

Norway: 2.30%

372,420	Marine Harvest ASA(a)	5,031,992

Philippines: 3.30%

21,294,752	D&L Industries, Inc.(a)	4,140,835

2,286,500	Robinsons Retail Holdings, Inc.	3,061,300

		7,202,135

Russia: 1.33%

334,783	HMS Hydraulic Machines and Systems Group Plc, GDR(b)(e)	184,466

42,235	LUKOIL OAO, Sponsored ADR(a)	1,372,004

107,220	MMC Norilsk Nickel OJSC, ADR	1,357,941

		2,914,411

Sri Lanka: 1.69%

1,781,807	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,519,322

1,142,944	Hatton National Bank Plc, Non-Voting Depository Receipt	1,409,565

17,918,874	Piramal Glass Ceylon Plc	757,748

		3,686,635

Sweden: 2.54%

104,300	Investor AB, Class B(a)	3,862,391

153,500	Nordea Bank AB(a)	1,696,575

		5,558,966

Switzerland: 8.43%

2,255	Givaudan SA	4,104,298

23,260	Novartis AG, Sponsored ADR(a)	2,001,290

12,500	Partners Group Holding AG	4,508,412

124,400	Roche Holdings AG, Ltd., Sponsored ADR(a)	4,288,068

179,920	UBS Group AG	3,506,428

		18,408,496

Taiwan: 1.67%

568,300	Kinik Co.	884,103

Shares		Value (Note 2)

72,700	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(a)	$1,653,925

811,500	Wah Lee Industrial Corp.	1,101,863

		3,639,891

Thailand: 1.53%

16,306,802	Jasmine International Pcl	1,468,224

6,345,043	TTW Pcl	1,869,041

		3,337,265

Turkey: 1.59%

1,674,298	Anadolu Hayat Emeklilik AS(a)	3,473,289

Ukraine: 0.42%

99,700	MHP SA, GDR(b)	927,210

United Kingdom: 13.09%

1,614,800	Booker Group Plc(a)	4,320,677

651,000	BT Group Plc(a)	4,526,925

217,780	Dunelm Group Plc(a)	3,027,514

39,850	HSBC Holdings Plc, Sponsored ADR(a)	1,572,880

368,000	Inchcape Plc(a)	4,258,669

109,700	Land Securities Group Plc	1,903,441

3,420,000	Lloyds Banking Group Plc	3,684,017

687,668	Stock Spirits Group Plc(a)	1,414,195

33,737	WPP Plc, Sponsored ADR(a)	3,870,983

		28,579,301

United States: 0.98%

6,188	Newtek Business Services Corp.	88,615

117,900	Sunstone Hotel Investors, Inc.	1,472,571

5,000	Visteon Corp.(d)	572,500

		2,133,686

Vietnam: 0.28%

106,800	Vietnam Dairy Products JSC	607,979

	Total Common Stocks (Cost $201,598,888)	205,021,017

See Notes to Financial Statements	53	December 31, 2015

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

Participation Notes: 3.60%
Bangladesh: 0.51%

346,800	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	$1,118,068

India: 1.62%

50,000	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	1,913,651

325,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	1,620,180

		3,533,831

Pakistan: 0.54%

615,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/16	1,175,097

United Arab Emirates: 0.93%

593,077	First Gulf Bank PJSC, (Participation Notes issued by HSBC Bank Plc), expiring 12/11/17	2,042,588

	Total Participation Notes (Cost $8,584,838)	7,869,584

Preferred Stocks: 2.36%
Germany: 2.36%

124,779	Sixt SE(a)	5,152,941

	Total Preferred Stocks (Cost $3,629,925)	5,152,941

Warrants: 0.09%
Thailand: 0.09%

12,557,757	Jasmine International Pcl, Warrants, Strike Price 4.30 THB (expiring 07/05/20)(d)	184,955

	Total Warrants (Cost $0)	184,955

Principal Amount

Collateralized Mortgage Obligations: 0.86%
United States: 0.86%

$6,390,330	FHLMC, REMICS 2.500%, 04/15/28(f)	515,983

1,948,091	3.000%, 06/15/26(f)	163,781

1,708,141	3.000%, 06/15/27(f)	178,479

Principal Amount		Value (Note 2)

$ 1,299,077	3.000%, 09/15/31(f)	$151,226

972,580	3.500%, 04/15/30(f)	63,746

52,261	4.000%, 07/15/23(f)	233

635,305	4.000%, 12/15/23(f)	23,805

203,407	5.000%, 02/15/24(f)	12,679

382,227	6.870%, 09/15/26(f)(g)	59,691

265,897	FNMA, REMICS 3.000%, 09/25/27(f)	27,395

300,522	4.500%, 12/25/20(f)	14,887

33,550	5.000%, 03/25/23(f)	1,611

23,270	5.000%, 03/25/24(f)	1,459

1,762,328	6.058%, 04/25/42(f)(g)	354,513

320,922	6.258%, 07/25/41(f)(g)	54,335

477,730	7.378%, 04/25/32(f)(g)	113,557

757,788	GNMA, REMICS 6.256%, 09/16/33(f)(g)	143,697

		1,881,077

	Total Collateralized Mortgage Obligations (Cost $3,365,730)	1,881,077

Corporate Bonds: 2.98%
Canada: 0.34%

1,000,000	Royal Bank of Canada, Sr. Unsec. Medium-Term Notes 5.220%, 08/28/34(g)	750,000

United States: 2.64%

1,000,000	Citigroup, Inc., Sr. Unsec. Medium-Term Notes 4.932%, 09/29/34(g)	858,750

750,000	Claire’s Stores, Inc., Second Lien Notes 8.875%, 03/15/19	180,000

1,000,000	Hecla Mining Co., Sr. Unsec. Notes 6.875%, 05/01/21	735,000

1,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	667,500

750,000	8.125%, 10/01/19	682,500

978,000	JPMorgan Chase Bank NA, Sr. Unsec. Notes, Series CD 3.040%, 09/29/34(g)	799,515

December 31, 2015	54	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Principal Amount		Value (Note 2)

United States (continued): 2.64%

$ 984,000	Morgan Stanley, Unsec. Medium-Term Notes 7.785%, 08/29/34(g)	$851,160

1,020,000	NRG REMA Llc, Series C, Sec. Notes 9.681%, 07/02/26	990,675

		5,765,100

	Total Corporate Bonds (Cost $7,902,940)	6,515,100

	Total Investments: 103.77% (Cost $225,082,321)	226,624,674

	Net Other Assets and Liabilities: (3.77)%	(8,227,195	)(h)

	Net Assets: 100.00%	$218,397,479

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate value of those securities was $77,646,937, representing 35.55% of net assets.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.

Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $4,784,579, representing 2.19% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,721,153, representing 1.25% of net assets.

(d) Non-income producing security.

(e) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(f) Interest only security.

(g) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(h) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE® Futures	Long	58	03/21/16	$4,924,780	$(72,164)
Total Futures Contracts				$4,924,780	$(72,164)

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/03/13 – 10/09/13	HMS Hydraulic Machines and Systems Group Plc, GDR(b)(e)	$1,131,928	$184,466	0.08%

Investment Abbreviations:

ADR — American Depositary Receipt

EAFE — Europe, Australasia, Far East

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

See Notes to Financial Statements	55	December 31, 2015

Portfolio of Investments (Note 9)

Forward International Dividend Fund

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Currency Abbreviations:

THB — Thai Baht

December 31, 2015	56	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

Common Stocks: 91.11%
Australia: 6.21%

1,200,500	Asaleo Care, Ltd.	$1,395,313

147,532	carsales.com, Ltd.	1,255,677

229,215	Estia Health, Ltd.	1,215,971

851,010	Healthscope, Ltd.	1,649,548

334,043	Link Administration Holdings, Ltd.(a)	1,813,457

340,857	OzForex Group, Ltd.	814,694

322,695	Pact Group Holdings, Ltd.	1,182,794

115,303	Super Retail Group, Ltd.	958,683

308,137	Virtus Health, Ltd.	1,459,506

		11,745,643

Austria: 1.35%

40,414	ams AG	1,353,724

39,585	Porr AG	1,202,382

		2,556,106

Belgium: 1.86%

56,607	bpost SA	1,389,685

17,953	Cie d’Entreprises CFE	2,128,589

		3,518,274

Denmark: 1.61%

33,374	FLSmidth & Co., A/S	1,166,379

33,164	SimCorp A/S	1,873,782

		3,040,161

Finland: 0.73%

143,299	Valmet Oyj	1,386,000

France: 6.77%

168,216	Altran Technologies SA	2,255,862

28,792	Groupe FNAC SA(a)	1,699,033

75,861	Marie Brizard Wine & Spirits SA(a)	1,665,329

16,953	Montupet	1,315,451

201,124	Technicolor SA	1,634,916

32,299	Teleperformance	2,720,325

52,029	UBISOFT Entertainment(a)	1,507,990

		12,798,906

Shares		Value (Note 2)

Germany: 6.92%

43,398	Aareal Bank AG	$1,374,324

17,603	CANCOM SE	836,558

25,064	Gerresheimer AG	1,966,335

33,097	LANXESS AG	1,535,123

12,108	MorphoSys AG(a)	758,581

14,915	MTU Aero Engines AG	1,460,421

17,286	Pfeiffer Vacuum Technology AG	1,757,391

72,932	RHOEN-KLINIKUM AG	2,193,887

18,716	Vossloh AG(a)	1,210,615

		13,093,235

Hong Kong: 2.44%

862,000	Pacific Textiles Holdings, Ltd.	1,330,252

417,000	Samsonite International SA	1,253,682

496,500	Techtronic Industries Co., Ltd.	2,024,426

		4,608,360

Ireland: 0.94%

69,337	Smurfit Kappa Group Plc	1,773,787

Italy: 2.33%

183,515	Anima Holding SpA(b)(c)	1,599,470

1,652,059	Banca Popolare di Milano Scarl	1,653,542

155,632	Credito Emiliano SpA	1,159,408

		4,412,420

Japan: 28.66%

443,000	77 Bank, Ltd.	2,414,119

61,200	Aeon Delight Co., Ltd.	1,978,136

30,900	ALPS Electric Co., Ltd.	852,228

33,500	Cocokara fine, Inc.	1,521,777

21,200	CyberAgent, Inc.	887,192

60,400	Dena Co., Ltd.	954,279

29,300	Don Quijote Holdings Co., Ltd.	1,042,119

87,900	Fuji Media Holdings, Inc.	1,047,238

81,600	Glory, Ltd.	2,535,680

72,700	Goldcrest Co., Ltd.	1,336,719

94,700	Hitachi Capital Corp.	2,580,328

See Notes to Financial Statements	57	December 31, 2015

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

Japan (continued): 28.66%

20,807	Hoshizaki Electric Co., Ltd.	$1,308,714

2,115	Japan Hotel REIT Investment Corp.	1,574,878

68,088	JSR Corp.	1,075,745

124,900	JTEKT Corp.	2,083,485

155,000	Kamigumi Co., Ltd.	1,351,471

79,000	Kanamoto Co., Ltd.	2,021,091

592	Kenedix Retail REIT Corp.	1,256,944

155,400	Kinden Corp.	2,003,994

55,900	Mani, Inc.	1,086,886

30,700	Miraca Holdings, Inc.	1,366,488

19,300	Nakanishi, Inc.	755,493

696	Nippon Prologis REIT, Inc.	1,265,244

41,300	Otsuka Corp.	2,047,905

20,700	Pola Orbis Holdings, Inc.	1,381,206

44,700	Ride On Express Co., Ltd.	760,527

277,300	Sapporo Holdings, Ltd.	1,227,369

95,500	SBI Holdings, Inc.	1,049,590

153,200	SBS Holdings, Inc.	1,207,042

116,400	Sumco Corp.	894,826

39,500	Sundrug Co., Ltd.	2,569,907

271,400	Takara Leben Co., Ltd.	1,526,406

165,100	Temp Holdings Co., Ltd.	2,589,238

278,800	Tokyo Steel Manufacturing Co., Ltd.	1,753,590

166,400	Tokyo Tatemono Co., Ltd.	1,831,584

93,600	Toshiba Plant Systems & Services Corp.	1,045,840

		54,185,278

Netherlands: 1.22%

56,466	TKH Group NV	2,297,486

New Zealand: 1.17%

454,439	Spark New Zealand, Ltd.	1,025,685

415,455	Trade Me Group, Ltd.	1,187,749

		2,213,434

Portugal: 1.59%

93,994	CTT-Correios de Portugal SA	904,419

Shares		Value (Note 2)

266,371	NOS SGPS SA	$2,097,564

		3,001,983

Singapore: 1.48%

742,400	ComfortDelGro Corp., Ltd.	1,596,953

1,682,400	Keppel DC REIT	1,204,342

		2,801,295

Spain: 2.10%

502,635	Ence Energia y Celulosa SA	1,909,106

120,469	Gamesa Corporacion Tecnologica SA	2,071,151

		3,980,257

Switzerland: 3.14%

30,918	BKW AG	1,173,007

6,111	Kuoni Reisen Holding AG, Class B	1,705,296

5,669	Straumann Holding AG	1,726,283

6,189	U-Blox AG	1,325,420

		5,930,006

United Kingdom: 20.59%

420,218	Arrow Global Group Plc	1,633,893

32,199	AVEVA Group Plc	768,028

566,137	BBA Aviation Plc	1,578,227

592,794	Card Factory Plc	3,191,472

108,059	Daily Mail & General Trust Plc NV, Class A	1,115,104

205,433	Dairy Crest Group Plc	2,059,376

43,370	Derwent London Plc	2,347,732

93,495	EMIS Group Plc	1,568,509

223,443	Halfords Group Plc	1,104,807

370,776	Henderson Group Plc	1,692,267

493,959	Ibstock Plc(a)(b)(c)	1,617,320

173,162	IG Group Holdings Plc	2,048,585

240,987	Informa Plc	2,177,762

114,810	JD Sports Fashion Plc	1,761,923

467,406	Melrose Industries Plc	2,004,446

358,145	Mitchells & Butlers Plc	1,822,050

489,989	Moneysupermarket.com Group Plc	2,650,994

270,990	NCC Group Plc	1,198,480

December 31, 2015	58	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

United Kingdom (continued): 20.59%

335,241	Pets at Home Group Plc	$1,363,038

531,391	Polypipe Group Plc	2,733,984

283,022	RPS Group Plc	988,838

31,270	Spirax-Sarco Engineering Plc	1,513,405

		38,940,240

	Total Common Stocks (Cost $142,088,519)	172,282,871

Exchange-Traded Funds: 5.73%
United States: 5.73%

216,900	iShares® MSCI EAFE Small-Cap ETF	10,834,155

	Total Exchange-Traded Funds (Cost $10,799,462)	10,834,155

Preferred Stocks: 0.66%
Germany: 0.66%

16,867	Draegerwerk AG & Co. KGaA	1,257,637

	Total Preferred Stocks (Cost $1,615,964)	1,257,637

	Total Investments: 97.50% (Cost $154,503,945)	184,374,663

	Net Other Assets and Liabilities: 2.50%	4,720,711

	Net Assets: 100.00%	$189,095,374

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $3,216,790, representing 1.70% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $3,216,790, representing 1.70% of net assets.

Investment Abbreviations:

EAFE — Europe, Australasia, Far East

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

See Notes to Financial Statements	59	December 31, 2015

Portfolio of Investments (Note 9)

Forward Tactical Growth Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 51.42%
518,880	iShares® Russell 2000® ETF	$58,379,189

534,623	PowerShares QQQ™ Trust, Series 1	59,802,929

876,457	SPDR® S&P 500® ETF Trust	178,700,817

	Total Exchange-Traded Funds (Cost $282,061,215)	296,882,935

	Total Investments: 51.42% (Cost $282,061,215)	296,882,935

	Net Other Assets and Liabilities: 48.58%	280,458,478

	Net Assets: 100.00%	$577,341,413

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

December 31, 2015	60	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 29.63%
Federal Home Loan Mortgage Corporation (FHLMC): 3.73%

	FHLMC
$193,000	0.415%, 09/01/37(a)(b)	$192,313

212,693	0.415%, 09/01/37(a)(b)	212,141

2,188	1.937%, 12/01/30(a)(b)	2,224

8,383	2.145%, 01/01/23(a)(b)	8,703

1,385	2.194%, 01/01/26(a)(b)	1,427

4,813	2.313%, 06/01/36(a)(b)	4,964

58,230	2.496%, 10/01/30(a)(b)	58,980

30,982	2.576%, 08/01/36(a)(b)	32,034

3,765	3.127%, 11/01/19(a)(b)	3,693

59,643	6.036%, 10/01/37(a)(b)	59,243

		575,722

Federal National Mortgage Association (FNMA): 25.90%

	FNMA
4,139	1.019%, 01/01/21(a)(b)	4,089

22,335	1.443%, 10/01/44(a)(b)	22,316

148,424	1.463%, 01/01/21(a)(b)	148,756

1,478	1.634%, 09/01/33(a)(b)	1,507

18,040	1.643%, 06/01/40(a)(b)	18,351

72,765	1.643%, 06/01/40(a)(b)	74,128

18,736	1.643%, 10/01/40(a)(b)	18,787

285,340	1.688%, 07/01/34(a)(b)	295,199

5,956	1.718%, 03/01/28(a)(b)	6,033

1,983	1.721%, 11/01/33(a)(b)	2,029

4,678	1.740%, 11/01/33(a)(b)	4,751

130,130	1.816%, 03/01/34(a)(b)	133,029

705	1.865%, 08/01/20(a)(b)	689

25	1.886%, 01/01/17(a)(b)	25

12,319	1.889%, 05/01/19(a)(b)	12,213

35,649	1.889%, 08/01/33(a)(b)	36,574

140	1.900%, 10/01/16(a)(b)	138

113	1.900%, 07/01/17(a)(b)	112

75,249	1.901%, 06/01/32(a)(b)	75,173

7,006	1.927%, 12/01/24(a)(b)	7,079

84,421	1.939%, 02/01/33(a)(b)	85,971

Principal Amount		Value (Note 2)

$ 14,658	1.960%, 07/01/34(a)(b)	$15,236

40,864	1.975%, 10/01/32(a)(b)	42,114

5,936	1.987%, 03/01/35(a)(b)	6,057

1,742	2.012%, 04/01/18(a)(b)	1,759

8,456	2.045%, 04/01/33(a)(b)	8,613

78,154	2.050%, 05/01/33(a)(b)	79,649

78,362	2.092%, 03/01/37(a)(b)	80,154

316,109	2.098%, 01/01/35(a)(b)	324,771

46,884	2.111%, 11/01/35(a)(b)	47,934

143,739	2.115%, 05/01/34(a)(b)	147,123

13,874	2.125%, 06/01/19(a)(b)	14,013

3,446	2.130%, 08/01/29(a)(b)	3,533

171,495	2.148%, 03/01/34(a)(b)	177,167

22,944	2.183%, 02/01/25(a)(b)	23,425

7,923	2.185%, 04/01/23(a)(b)	8,026

139,240	2.186%, 07/01/33(a)(b)	144,236

10,661	2.192%, 08/01/35(a)(b)	10,955

18,864	2.208%, 01/01/36(a)(b)	19,271

3,586	2.228%, 04/01/18(a)(b)	3,616

200,619	2.229%, 11/01/35(a)(b)	205,180

22,896	2.246%, 11/01/35(a)(b)	23,455

29,838	2.251%, 11/01/17(a)(b)	29,483

177,251	2.263%, 11/01/35(a)(b)	181,370

26,566	2.269%, 08/01/33(a)(b)	27,012

997	2.289%, 07/01/25(a)(b)	1,013

14,215	2.303%, 12/01/26(a)(b)	14,483

22,987	2.333%, 01/01/33(a)(b)	23,817

25,948	2.340%, 02/01/34(a)(b)	26,324

33,808	2.378%, 07/01/36(a)(b)	34,811

6,757	2.402%, 08/01/36(a)(b)	7,044

418,564	2.411%, 12/01/39(a)(b)	430,573

24,469	2.416%, 11/01/35(a)(b)	25,386

11,015	2.416%, 08/01/36(a)(b)	11,390

6,372	2.418%, 06/01/32(a)(b)	6,557

636	2.425%, 03/01/30(a)(b)	655

See Notes to Financial Statements	61	December 31, 2015

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 25.90%

$ 13,712	2.455%, 09/01/33(a)(b)	$13,943

1,697	2.466%, 05/01/33(a)(b)	1,748

16,778	2.472%, 11/01/29(a)(b)	17,313

9,640	2.499%, 01/01/21(a)(b)	9,792

373,025	2.505%, 09/01/31(a)(b)	379,877

30,647	2.518%, 04/01/37(a)(b)	31,659

16,806	2.532%, 12/01/29(a)(b)	17,062

20,017	2.541%, 08/01/25(a)(b)	20,780

8,101	2.555%, 04/01/36(a)(b)	8,397

27,733	2.557%, 02/01/26(a)(b)	28,270

31,178	2.616%, 01/01/33(a)(b)	31,415

5,771	2.618%, 09/01/33(a)(b)	5,943

4,357	2.634%, 07/01/28(a)(b)	4,434

43,100	2.651%, 11/01/29(a)(b)	44,330

17,513	2.652%, 08/01/34(a)(b)	17,731

28,865	2.679%, 09/01/30(a)(b)	29,883

55,153	2.730%, 05/01/34(a)(b)	56,809

39,459	2.975%, 11/01/36(a)(b)	40,691

2,415	3.075%, 01/01/19(a)(b)	2,365

3,053	3.180%, 03/01/25(a)(b)	2,992

Principal Amount		Value (Note 2)

$ 537	3.532%, 08/01/26(a)(b)	$553

3,807	3.639%, 07/01/17(a)(b)	3,798

66,869	3.948%, 05/01/36(a)(b)	68,570

2,681	4.558%, 04/01/29(a)(b)	2,695

202	4.633%, 12/01/26(a)(b)	208

3,134	4.855%, 03/01/27(a)(b)	3,097

22	6.500%, 07/01/17(b)	22

4,819	6.750%, 12/01/16(a)(b)	4,686

		4,002,217

	Total Agency Pass-Through Securities (Cost $4,615,519)	4,577,939

	Total Investments: 29.63% (Cost $4,615,519)	4,577,939

	Net Other Assets and Liabilities: 70.37%	10,872,073	(c)

	Net Assets: 100.00%	$15,450,012

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(b) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(c) Includes cash which is being held as collateral for futures contracts.

Futures Contracts(d)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gan/(Loss)
Gasoline (RBOB) Futures	Short	(6)	02/01/16	$(320,292)	$(7,147)
Brent Crude Futures	Short	(8)	02/01/16	(301,360)	31,896
Chicago SRW Wheat Futures	Short	(43)	03/15/16	(1,010,500)	104,687
Coffee “C” Futures	Short	(16)	03/21/16	(760,200)	(36,837)
Copper Futures	Short	(12)	03/30/16	(640,500)	35,970
Corn Futures	Short	(49)	03/15/16	(878,938)	45,057
Gold 100 Oz. Futures	Short	(16)	02/26/16	(1,696,320)	43,640
Lean Hogs Futures	Short	(43)	02/16/16	(1,028,560)	(30,144)
Live Cattle Futures	Short	(21)	03/01/16	(1,149,120)	(6,050)
LME Lead Futures	Short	(20)	01/19/16	(898,375)	(71,461)
LME Lead Futures	Short	(16)	02/16/16	(719,000)	(39,444)
LME Nickel Futures	Short	(11)	01/19/16	(580,008)	57,835
LME Nickel Futures	Short	(10)	02/16/16	(528,090)	(6,511)
LME Primary Aluminum Futures	Short	(30)	01/19/16	(1,129,125)	13,934
LME Primary Aluminum Futures	Short	(26)	02/16/16	(980,688)	(15,499)
LME Zinc Futures	Short	(17)	01/19/16	(680,000)	22,983
LME Zinc Futures	Short	(15)	02/16/16	(601,594)	(27,314)

December 31, 2015	62	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Futures Contracts(d) (continued)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gan/(Loss)
Low Sulphur Gas Oil Futures	Short	(12)	02/12/16	$(401,100)	$61,136
Natural Gas Futures	Short	(38)	01/28/16	(888,060)	(85,251)
New York Harbor ULSD Futures	Short	(7)	02/01/16	(330,427)	49,963
Silver Futures	Short	(10)	03/30/16	(690,150)	44,425
Soybean Futures	Short	(21)	03/15/16	(907,463)	24,851
Sugar No. 11 (World) Futures	Short	(13)	03/01/16	(221,894)	(11,688)
WTI Crude Futures	Short	(9)	01/21/16	(333,360)	18,656
Total Futures Contracts - Short				$(17,675,124)	$217,687

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Cocoa Futures	Long	76	03/16/16	$2,440,360	$(38,456)
Cotton No. 2 Futures	Long	93	03/09/16	2,942,520	63,740
LME Lead Futures	Long	20	01/19/16	898,375	52,364
LME Lead Futures	Long	3	02/16/16	134,813	1,506
LME Nickel Futures	Long	11	01/19/16	580,008	5,659
LME Primary Aluminum Futures	Long	30	01/19/16	1,129,125	15,452
LME Primary Aluminum Futures	Long	4	02/16/16	150,875	(3,692)
LME Zinc Futures	Long	17	01/19/16	680,000	29,296
Total Futures Contracts - Long				$8,956,076	$125,869

(d) All of these investments are held by the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd.

Investment Abbreviations:

LME — London Metal Exchange

RBOB — Reformulated Gasoline Blendstock for Oxygenate Blending

SRW — Soft Red Winter

ULSD — Ultra-Low Sulfur Diesel

WTI — West Texas Intermediate

See Notes to Financial Statements	63	December 31, 2015

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Assets:
Investments, at value	$109,498,715	$9,843,741	$163,099,217
Cash	618,428	256,341	21,266,154
Deposit with broker for futures contracts	226,577	—	—
Deposit with broker for securities sold short	—	—	3,581,631
Unrealized gain on forward currency contracts	—	—	301,295
Receivable for investments sold	4,999,420	105,456	1,172,500 (a)
Receivable for shares sold	168,615	249	175,196
Receivable due from advisor	—	51,770	—
Receivable due from custodian	—	—	29,028
Interest and dividends receivable	1,491,038	23,344	3,759,131
Other assets	14,985	11,246	11,066

Total Assets	117,017,778	10,292,147	193,395,218

Liabilities:
Securities sold short (Proceeds $—, $— and $3,489,761, respectively)	—	—	3,508,644
Payable on loan (Note 2)	—	—	74,580
Payable for interest due on loan (Note 2)	—	—	17
Variation margin payable	21,453	—	—
Payable for investments purchased	4,997,617	101,981	—
Payable for shares redeemed	526,511	13,968	393,460
Payable to advisor	80,724	—	115,069
Payable for distribution and service fees	27,961	2,728	57,222
Payable to trustees	56	—	—
Payable for chief compliance officer fee	752	93	1,677
Payable for legal and audit fees	19,850	16,856	31,637
Accrued expenses and other liabilities	21,428	6,922	95,660

Total Liabilities	5,696,352	142,548	4,277,966

Net Assets	$111,321,426	$10,149,599	$189,117,252

Net Assets Consist of:
Paid-in capital	$201,565,089	$12,915,041	$269,917,215
Accumulated net investment income/(loss)	35,702	(923)	42,518
Accumulated net realized loss on investments, securities sold short, futures contracts, swap contracts and foreign currency transactions	(93,171,124)	(2,115,696)	(50,972,366)
Net unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, forward currency contracts and translation of assets and liabilities in foreign currencies	2,891,759	(648,823)	(29,870,115)

Total Net Assets	$111,321,426	$10,149,599	$189,117,252

Investments, At Cost	$106,630,661	$10,492,321	$193,243,093

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.62	$23.88	$7.62
Net Assets	$67,045,900	$763,869	$158,605,246
Shares of beneficial interest outstanding	8,796,832	31,994	20,827,524
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.56	$23.90	$7.55
Net Assets	$23,653,398	$4,730,438	$28,026,056
Shares of beneficial interest outstanding	3,128,768	197,908	3,709,851

December 31, 2015	64	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund (continued)	Forward Dynamic Income Fund (continued)	Forward EM Corporate Debt Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$7.59	$23.85	—
Net Assets	$5,969,396	$4,655,292	—
Shares of beneficial interest outstanding	786,853	195,150	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.05	$25.31	—
Class C:
Net Asset Value, offering and redemption price per share	$7.63	—	$7.66
Net Assets	$5,868,260	—	$1,191,329
Shares of beneficial interest outstanding	768,617	—	155,610
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.56	—	$7.55
Net Assets	$8,784,472	—	$1,294,621
Shares of beneficial interest outstanding	1,161,461	—	171,584

(a) Receivable for investments sold represents a trade that has not timely settled and is considered illiquid at December 31, 2015.

See Notes to Financial Statements	65	December 31, 2015

Statement of Assets and Liabilities

	Forward Emerging Markets Fund	Forward International Dividend Fund	Forward International Small Companies Fund
Assets:
Investments, at value	$21,641,312	$226,624,674	$184,374,663
Cash	2,282,252	14,677,597	2,120,996
Foreign currency, at value (Cost $178,565, $1,424,653 and $—, respectively)	178,493	1,423,840	—
Deposit with broker for futures contracts	171,630	200,454	—
Receivable for investments sold	272,406	1,391,054	1,698,373
Receivable for shares sold	16,223	101,012	729,939
Receivable due from custodian	—	30,148	—
Interest and dividends receivable	28,516	1,245,929	476,801
Other assets	11,635	24,349	13,741

Total Assets	24,602,467	245,719,057	189,414,513

Liabilities:
Payable on loan (Note 2)	—	25,297,781	—
Payable for interest due on loan (Note 2)	—	21,571	—
Variation margin payable	2,400	65,250	—
Payable for investments purchased	—	735,942	15,478
Payable for shares redeemed	48,813	944,057	49,456
Payable to advisor	11,708	140,566	160,063
Payable for distribution and service fees	5,873	45,534	17,749
Payable to trustees	430	302	399
Payable for chief compliance officer fee	239	2,117	1,592
Payable to ReFlow (Note 2)	—	4,281	—
Payable for legal and audit fees	16,573	16,873	24,286
Accrued expenses and other liabilities	9,811	47,304	50,116

Total Liabilities	95,847	27,321,578	319,139

Net Assets	$24,506,620	$218,397,479	$189,095,374

Net Assets Consist of:
Paid-in capital	$28,455,674	$269,575,885	$353,263,915
Accumulated net investment loss	(1,957)	(1,328,952)	(1,284,541)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,639,672)	(51,311,956)	(192,746,477)
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(1,307,425)	1,462,502	29,862,477

Total Net Assets	$24,506,620	$218,397,479	$189,095,374

Investments, At Cost	$22,919,840	$225,082,321	$154,503,945

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$8.37	$7.94	$17.65
Net Assets	$14,207,622	$61,162,814	$35,616,581
Shares of beneficial interest outstanding	1,698,203	7,700,497	2,018,080
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.46	$6.52	$17.62
Net Assets	$9,880,552	$109,390,100	$150,689,842
Shares of beneficial interest outstanding	1,167,372	16,785,068	8,550,508

December 31, 2015	66	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Emerging Markets Fund (continued)	Forward International Dividend Fund (continued)	Forward International Small Companies Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$7.94	—
Net Assets	—	$4,204,103	—
Shares of beneficial interest outstanding	—	529,259	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$8.42	—
Class C:
Net Asset Value, offering and redemption price per share	—	$7.92	—
Net Assets	—	$11,214,589	—
Shares of beneficial interest outstanding	—	1,415,092	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$8.60	$6.52	$17.64
Net Assets	$418,446	$32,425,873	$2,788,951
Shares of beneficial interest outstanding	48,633	4,975,807	158,097

See Notes to Financial Statements	67	December 31, 2015

Statement of Assets and Liabilities

Forward Tactical Growth Fund
Assets:
Investments, at value	$296,882,935
Cash	282,730,094
Receivable for shares sold	917,622
Interest and dividends receivable	1,061,872
Other assets	23,620

Total Assets	581,616,143

Liabilities:
Payable for shares redeemed	3,408,303
Payable to advisor	574,829
Payable for distribution and service fees	138,058
Payable to trustees	753
Payable for chief compliance officer fee	5,068
Payable for legal and audit fees	23,843
Accrued expenses and other liabilities	123,876

Total Liabilities	4,274,730

Net Assets	$577,341,413

Net Assets Consist of:
Paid-in capital	$569,787,806
Accumulated net realized loss on investments and written option contracts	(7,268,113)
Net unrealized appreciation on investments	14,821,720

Total Net Assets	$577,341,413

Investments, At Cost	$282,061,215

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$24.94
Net Assets	$117,790,395
Shares of beneficial interest outstanding	4,722,831
Institutional Class:
Net Asset Value, offering and redemption price per share	$25.51
Net Assets	$32,330,135
Shares of beneficial interest outstanding	1,267,174
Class A:
Net Asset Value, offering and redemption price per share	$24.66
Net Assets	$38,989,201
Shares of beneficial interest outstanding	1,581,173
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.16
Class C:
Net Asset Value, offering and redemption price per share	$23.90
Net Assets	$56,017,675
Shares of beneficial interest outstanding	2,344,324
Advisor Class:
Net Asset Value, offering and redemption price per share	$25.50
Net Assets	$332,214,007
Shares of beneficial interest outstanding	13,029,719

December 31, 2015	68	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities

Forward Commodity Long/Short Strategy Fund
Assets:
Investments, at value	$4,577,939
Cash	9,251,818
Deposit with broker for futures contracts	1,833,532
Receivable for investments sold	3,733
Receivable for shares sold	88,760
Interest and dividends receivable	8,660
Other assets	7,921

Total Assets	15,772,363

Liabilities:
Variation margin payable	109,425
Payable for shares redeemed	131,089
Payable to advisor	14,605
Payable for distribution and service fees	3,400
Payable for chief compliance officer fee	151
Payable for legal and audit fees	35,810
Accrued expenses and other liabilities	27,871

Total Liabilities	322,351

Net Assets	$15,450,012

Net Assets Consist of:
Paid-in capital	$15,717,302
Accumulated net realized loss on investments, futures contracts and swap contracts	(573,266)
Net unrealized appreciation on investments and futures contracts	305,976

Total Net Assets	$15,450,012

Investments, At Cost	$4,615,519

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$18.65
Net Assets	$2,459,009
Shares of beneficial interest outstanding	131,830
Institutional Class:
Net Asset Value, offering and redemption price per share	$18.91
Net Assets	$2,049,312
Shares of beneficial interest outstanding	108,400
Class C:
Net Asset Value, offering and redemption price per share	$18.27
Net Assets	$1,824,728
Shares of beneficial interest outstanding	99,889
Advisor Class:
Net Asset Value, offering and redemption price per share	$18.81
Net Assets	$6,829,049
Shares of beneficial interest outstanding	363,110
Class Z:
Net Asset Value, offering and redemption price per share	$18.90
Net Assets	$2,287,914
Shares of beneficial interest outstanding	121,032

See Notes to Financial Statements	69	December 31, 2015

Statement of Operations

For the Year Ended December 31, 2015

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Investment Income:
Interest	$5,025,458	$36,392	$26,388,330
Dividends	—	2,731,426	—
Foreign taxes withheld	—	(53,705)	—

Total Investment Income	5,025,458	2,714,113	26,388,330

Expenses:
Interest on short sales	—	—	9,056
Investment advisory fee	1,144,532	304,182	2,175,928
Administration fee	75,967	30,664	189,411
Custodian fee	3,510	7,268	28,675
Legal and audit fees	77,842	71,174	142,081
Transfer agent fee	61,993	22,153	422,672
Trustees’ fees and expenses	15,710	6,043	44,215
Registration/filing fees	74,168	40,831	55,255
Reports to shareholder and printing fees	10,656	44,808	97,730
Recoupment of past waived fees by advisor (Note 3)	74,803	—	—
Distribution and service fees
Investor Class	286,333	4,031	1,064,487
Institutional Class	12,108	14,037	20,181
Class A	23,170	49,170	—
Class C	70,165	—	19,241
Advisor Class	7,425	—	2,440
Chief compliance officer fee	8,813	2,969	24,408
ReFlow fees (Note 2)	—	—	4,159
Interest on loan	—	—	266,782
Other	10,567	4,929	28,844

Total expenses before waiver	1,957,762	602,259	4,595,565
Less fees waived/reimbursed by investment advisor (Note 3)	—	(177,605)	—

Total Net Expenses	1,957,762	424,654	4,595,565

Net Investment Income:	3,067,696	2,289,459	21,792,765

Net realized gain/(loss) on investments	500,515	(766,444)	(34,188,354)
Net realized loss on securities sold short	(41,016)	—	—
Net realized gain/(loss) on futures contracts	397,369	(1,243,711)	—
Net realized loss on swap contracts	—	—	(257,722)
Net realized gain/(loss) on foreign currency	—	4,606	(51,248)
Net change in unrealized depreciation on investments	(279,597)	(864,899)	(4,028,187)
Net change in unrealized depreciation on securities sold short	—	—	(18,883)
Net change in unrealized appreciation on futures contracts	322,427	3,297	—
Net change in unrealized appreciation on swap contracts	—	—	278,148
Net change in unrealized appreciation on forward currency contracts and translation of assets and liabilities in foreign currency transactions	—	381	308,965

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Translations	899,698	(2,866,770)	(37,957,281)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,967,394	$(577,311)	$(16,164,516)

December 31, 2015	70	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2015

	Forward Emerging Markets Fund	Forward International Dividend Fund	Forward International Small Companies Fund
Investment Income:
Interest	$854	$1,538,130	$4,561
Dividends	426,102	17,569,156	4,318,318
Foreign taxes withheld	(40,581)	(1,357,502)	(422,586)

Total Investment Income	386,375	17,749,784	3,900,293

Expenses:
Investment advisory fee	128,742	2,307,636	1,797,110
Administration fee	23,640	173,011	140,262
Custodian fee	12,184	78,921	25,960
Legal and audit fees	40,005	104,223	91,270
Transfer agent fee	10,700	95,457	110,717
Trustees’ fees and expenses	2,023	41,241	26,833
Registration/filing fees	35,077	76,190	40,406
Reports to shareholder and printing fees	7,350	32,346	36,329
Distribution and service fees
Investor Class	18,728	404,669	127,383
Institutional Class	3,354	51,460	72,492
Class A	—	24,959	—
Class C	—	113,304	—
Advisor Class	872	54,600	2,881
Chief compliance officer fee	1,027	22,112	14,529
ReFlow fees (Note 2)	650	7,088	—
Interest and commitment fees on loan	—	348,458	—
Other	9,265	44,185	24,437

Total expenses before waiver	293,617	3,979,860	2,510,609
Less fees waived/reimbursed by investment advisor (Note 3)	(106,363)	(401,594)	(79,437)

Total Net Expenses	187,254	3,578,266	2,431,172

Net Investment Income:	199,121	14,171,518	1,469,121

Net realized gain/(loss) on investments	(1,282,498)	(32,951,387)	11,618,150
Net realized loss on futures contracts	(146,253)	(73,911)	—
Net realized loss on foreign currency	(34,305)	(622,886)	(98,636)
Net change in unrealized appreciation/(depreciation) on investments	(1,406,562)	3,443,328	7,171,786
Net change in unrealized depreciation on futures contracts	(27,081)	(35,230)	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(536)	53,644	(2,915)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign Currency Translations	(2,897,235)	(30,186,442)	18,688,385

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(2,698,114)	$(16,014,924)	$20,157,506

See Notes to Financial Statements	71	December 31, 2015

Statement of Operations

For the Year Ended December 31, 2015

Forward Tactical Growth Fund
Investment Income:
Interest	$237,285
Dividends	6,910,409

Total Investment Income	7,147,694

Expenses:
Investment advisory fee	8,036,191
Administration fee	365,055
Custodian fee	10,643
Legal and audit fees	188,937
Transfer agent fee	480,015
Trustees’ fees and expenses	99,696
Registration/filing fees	88,903
Reports to shareholder and printing fees	119,636
Distribution and service fees
Investor Class	480,913
Institutional Class	20,653
Class A	285,557
Class C	687,244
Advisor Class	416,622
Chief compliance officer fee	55,434
Other	65,556

Total Expenses	11,401,055

Net Investment Loss:	(4,253,361)

Net realized loss on investments	(4,563,177)
Net realized gain on written option contracts	291,250
Net change in unrealized depreciation on investments	(6,984,098)
Net change in unrealized appreciation on written option contracts	1,193,750

Net Realized and Unrealized Loss on Investments and Written Option Contracts	(10,062,275)

Net Decrease in Net Assets Resulting From Operations	$(14,315,636)

December 31, 2015	72	See Notes to Financial Statements

Consolidated Statement of Operations

For the Year Ended December 31, 2015

Forward Commodity Long/Short Strategy Fund
Investment Income:
Interest	$376,637

Total Investment Income	376,637

Expenses:
Investment advisory fee	404,533
Administration fee	110,038
Custodian fee	1,690
Legal and audit fees	124,807
Transfer agent fee	49,756
Trustees’ fees and expenses	5,147
Registration/filing fees	46,813
Reports to shareholder and printing fees	37,241
Distribution and service fees
Investor Class	57,429
Institutional Class	4,803
Class C	25,735
Advisor Class	10,870
Chief compliance officer fee	3,070
Other	9,295

Total Expenses	891,227

Net Investment Loss:	(514,590)

Net realized gain on investments	55,222
Net realized gain on futures contracts	508,843
Net realized loss on swap contracts	(2,636,406)
Net change in unrealized depreciation on investments	(294,210)
Net change in unrealized appreciation on futures contracts	343,556
Net change in unrealized depreciation on swap contracts	(4,280,022)

Net Realized and Unrealized Loss on Investments, Futures Contracts and Swap Contracts	(6,303,017)

Net Decrease in Net Assets Resulting From Operations	$(6,817,607)

See Notes to Financial Statements	73	December 31, 2015

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$3,067,696	$2,760,408
Net realized gain on investments	500,515	2,851,219
Net realized loss on securities sold short	(41,016)	—
Net realized gain/(loss) on futures contracts	397,369	(1,024,852)
Net realized gain on swap contracts	—	16,947
Net change in unrealized appreciation on investments and futures contracts	42,830	5,588,820

Net increase in net assets resulting from operations	3,967,394	10,192,542

Distributions to Shareholders:
From net investment income
Investor Class	(1,860,580)	(1,557,458)
Institutional Class	(759,154)	(605,208)
Class A	(116,871)	(110,214)
Class C	(131,373)	(214,352)
Advisor Class	(217,095)	(293,274)

Total distributions	(3,085,073)	(2,780,506)

Share Transactions:
Investor Class
Proceeds from sale of shares	100,784,880	86,061,020
Issued to shareholders in reinvestment of distributions	1,401,168	1,115,804
Cost of shares redeemed	(94,557,131)	(87,770,451)

Net increase/(decrease) from share transactions	7,628,917	(593,627)

Institutional Class
Proceeds from sale of shares	44,723,240	39,336,855
Issued to shareholders in reinvestment of distributions	518,013	474,598
Cost of shares redeemed	(41,063,240)	(65,881,004)

Net increase/(decrease) from share transactions	4,178,013	(26,069,551)

Class A
Proceeds from sale of shares	3,563,575	2,054,487
Issued to shareholders in reinvestment of distributions	98,924	64,227
Cost of shares redeemed	(1,969,122)	(2,743,250)

Net increase/(decrease) from share transactions	1,693,377	(624,536)

Class C
Proceeds from sale of shares	1,211,846	3,843,320
Issued to shareholders in reinvestment of distributions	84,910	141,844
Cost of shares redeemed	(4,988,122)	(5,898,377)

Net decrease from share transactions	(3,691,366)	(1,913,213)

Advisor Class
Proceeds from sale of shares	5,759,423	11,050,560
Issued to shareholders in reinvestment of distributions	91,190	116,841
Cost of shares redeemed	(7,301,458)	(13,434,525)

Net decrease from share transactions	(1,450,845)	(2,267,124)

Net increase/(decrease) in net assets	$9,240,417	$(24,056,015)

Net Assets:
Beginning of period	102,081,009	126,137,024

End of period (including accumulated net investment income of $35,702 and $53,079, respectively)	$111,321,426	$102,081,009

December 31, 2015	74	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	13,360,898	11,622,870
Distributions reinvested	186,656	150,754
Redeemed	(12,604,222)	(11,804,674)

Net increase/(decrease) in shares outstanding	943,332	(31,050)

Institutional Class
Sold	5,973,618	5,402,538
Distributions reinvested	69,536	64,806
Redeemed	(5,517,071)	(9,041,668)

Net increase/(decrease) in shares outstanding	526,083	(3,574,324)

Class A
Sold	470,600	279,881
Distributions reinvested	13,219	8,689
Redeemed	(262,947)	(372,909)

Net increase/(decrease) in shares outstanding	220,872	(84,339)

Class C
Sold	160,409	517,770
Distributions reinvested	11,312	19,184
Redeemed	(663,777)	(795,490)

Net decrease in shares outstanding	(492,056)	(258,536)

Advisor Class
Sold	768,997	1,501,516
Distributions reinvested	12,234	15,859
Redeemed	(978,491)	(1,840,966)

Net decrease in shares outstanding	(197,260)	(323,591)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	75	December 31, 2015

Statement of Changes in Net Assets

	Forward Dynamic Income Fund
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014
Operations:
Net investment income	$2,289,459	$779,330
Net realized gain/(loss) on investments	(766,444)	110,860
Net realized loss on futures contracts	(1,243,711)	(123,738)
Net realized gain/(loss) on foreign currency transactions	4,606	(34,270)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(861,221)	183,763

Net increase/(decrease) in net assets resulting from operations	(577,311)	915,945

Distributions to Shareholders:
From net investment income
Investor Class	(54,429)	—
Institutional Class	(1,693,564)	(652,508)
Class A	(457,255)	(82,250)
From net realized gains on investments
Institutional Class	—	(170,152)
Class A	—	(9,847)
From return of capital
Investor Class	(4,880)	—
Institutional Class	(151,856)	—
Class A	(41,000)	—

Total distributions	(2,402,984)	(914,757)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,245,605	—
Issued to shareholders in reinvestment of distributions	16,015	—
Cost of shares redeemed	(392,136)	—

Net increase from share transactions	869,484	—

Institutional Class
Proceeds from sale of shares	13,898,091	27,218,053
Issued to shareholders in reinvestment of distributions	1,656,238	642,296
Cost of shares redeemed	(39,092,297)	(673,140)

Net increase/(decrease) from share transactions	(23,537,968)	27,187,209

Class A
Proceeds from sale of shares	5,863,558	8,267,473
Issued to shareholders in reinvestment of distributions	344,867	70,854
Cost of shares redeemed	(9,059,747)	(87,865)

Net increase/(decrease) from share transactions	(2,851,322)	8,250,462

Net increase/(decrease) in net assets	$(28,500,101)	$35,438,859

Net Assets:
Beginning of period	38,649,700	3,210,841

End of period (including accumulated net investment income/(loss) of $(923) and $24,706, respectively)	$10,149,599	$38,649,700

Changes in Shares Outstanding:
Investor Class
Sold	47,106	—
Distributions reinvested	636	—
Redeemed	(15,748)	—

Net increase in shares outstanding	31,994	—

December 31, 2015	76	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Dynamic Income Fund (continued)
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014
Institutional Class
Sold	525,774	1,016,932
Distributions reinvested	64,124	24,192
Redeemed	(1,527,707)	(25,221)

Net increase/(decrease) in shares outstanding	(937,809)	1,015,903

Class A
Sold	224,895	311,536
Distributions reinvested	13,393	2,681
Redeemed	(362,995)	(3,334)

Net increase/(decrease) in shares outstanding	(124,707)	310,883

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Forward Dynamic Income Fund began offering Investor Class shares on January 2, 2015.

See Notes to Financial Statements	77	December 31, 2015

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014(b)
Operations:
Net investment income	$21,792,765	$27,782,999
Net realized loss on investments	(34,188,354)	(12,627,165)
Net realized loss on futures contracts	—	(579,594)
Net realized gain/(loss) on swap contracts	(257,722)	411,591
Net realized loss on foreign currency transactions	(51,248)	(4,158,665)
Net change in unrealized depreciation on investments, securities sold short, futures contracts, swap contracts, forward currency contracts and translation of assets and liabilities in foreign currencies	(3,459,957)	(16,536,629)

Net decrease in net assets resulting from operations	(16,164,516)	(5,707,463)

Distributions to Shareholders:
From net investment income
Investor Class	(16,699,514)	(21,436,611)
Institutional Class	(2,831,299)	(2,696,292)
Class C	(109,115)	(126,541)
Advisor Class	(153,818)	(154,381)

Total distributions	(19,793,746)	(24,413,825)

Share Transactions:
Investor Class
Proceeds from sale of shares	88,547,268	163,039,100
Issued to shareholders in reinvestment of distributions	14,297,041	15,415,530
Cost of shares redeemed	(260,730,340)	(109,577,152)

Net increase/(decrease) from share transactions	(157,886,031)	68,877,478

Institutional Class
Proceeds from sale of shares	20,608,012	39,659,809
Issued to shareholders in reinvestment of distributions	2,083,291	1,450,759
Cost of shares redeemed	(31,020,180)	(31,095,431)

Net increase/(decrease) from share transactions	(8,328,877)	10,015,137

Class C
Proceeds from sale of shares	467,931	677,485
Issued to shareholders in reinvestment of distributions	106,012	94,021
Cost of shares redeemed	(1,311,152)	(360,415)

Net increase/(decrease) from share transactions	(737,209)	411,091

Advisor Class
Proceeds from sale of shares	68,473	3,154,481
Issued to shareholders in reinvestment of distributions	153,483	103,667
Cost of shares redeemed	(1,587,644)	(113,565)

Net increase/(decrease) from share transactions	(1,365,688)	3,144,583

Net increase/(decrease) in net assets	$(204,276,067)	$52,327,001

Net Assets:
Beginning of period	393,393,319	341,066,318

End of period (including accumulated net investment income/(loss) of $42,518 and $(193,544), respectively)	$189,117,252	$393,393,319

December 31, 2015	78	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014(b)
Changes in Shares Outstanding:
Investor Class
Sold	10,535,611	17,345,249
Distributions reinvested	1,749,285	1,676,957
Redeemed	(31,057,465)	(11,737,050)

Net increase/(decrease) in shares outstanding	(18,772,569)	7,285,156

Institutional Class
Sold	2,455,160	4,221,193
Distributions reinvested	257,658	159,235
Redeemed	(3,782,261)	(3,345,224)

Net increase/(decrease) in shares outstanding	(1,069,443)	1,035,204

Class C
Sold	54,443	71,638
Distributions reinvested	12,776	10,241
Redeemed	(157,637)	(38,558)

Net increase/(decrease) in shares outstanding	(90,418)	43,321

Advisor Class
Sold	8,093	340,131
Distributions reinvested	18,669	11,585
Redeemed	(194,128)	(12,766)

Net increase/(decrease) in shares outstanding	(167,366)	338,950

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Forward EM Corporate Debt Fund began offering Advisor Class shares on May 1, 2014.

See Notes to Financial Statements	79	December 31, 2015

Statement of Changes in Net Assets

	Forward Emerging Markets Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$199,121	$179,475
Net realized gain/(loss) on investments	(1,282,498)	419,628
Net realized gain/(loss) on futures contracts	(146,253)	17,658
Net realized loss on foreign currency transactions	(34,305)	(254,950)
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(1,434,179)	(551,606)

Net decrease in net assets resulting from operations	(2,698,114)	(189,795)

Distributions to Shareholders:
From net investment income
Investor Class	(26,818)	(69,487)
Institutional Class	(60,921)	(140,997)
Advisor Class	(7,261)	(29,516)

Total distributions	(95,000)	(240,000)

Share Transactions:
Investor Class
Proceeds from sale of shares	18,474,700	3,917,145
Issued to shareholders in reinvestment of distributions	26,753	65,114
Cost of shares redeemed	(6,725,067)	(4,960,467)

Net increase/(decrease) from share transactions	11,776,386	(978,208)

Institutional Class
Proceeds from sale of shares	12,933,978	2,971,690
Issued to shareholders in reinvestment of distributions	25,653	74,273
Cost of shares redeemed	(7,673,014)	(3,939,851)

Net increase/(decrease) from share transactions	5,286,617	(893,888)

Advisor Class
Proceeds from sale of shares	151,969	953,209
Issued to shareholders in reinvestment of distributions	6,050	28,724
Cost of shares redeemed	(1,154,182)	(629,960)

Net increase/(decrease) from share transactions	(996,163)	351,973

Net increase/(decrease) in net assets	$13,273,726	$(1,949,918)

Net Assets:
Beginning of period	11,232,894	13,182,812

End of period (including accumulated net investment loss of $(1,957) and $(71,773), respectively)	$24,506,620	$11,232,894

Changes in Shares Outstanding:
Investor Class
Sold	2,092,763	351,561
Distributions reinvested	3,189	6,409
Redeemed	(770,586)	(447,612)

Net increase/(decrease) in shares outstanding	1,325,366	(89,642)

December 31, 2015	80	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Emerging Markets Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Institutional Class
Sold	1,425,184	263,124
Distributions reinvested	3,021	7,218
Redeemed	(825,756)	(361,387)

Net increase/(decrease) in shares outstanding	602,449	(91,045)

Advisor Class
Sold	14,179	84,098
Distributions reinvested	701	2,712
Redeemed	(111,629)	(55,025)

Net increase/(decrease) in shares outstanding	(96,749)	31,785

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	81	December 31, 2015

Statement of Changes in Net Assets

	Forward International Dividend Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$14,171,518	$16,585,628
Net realized gain/(loss) on investments	(32,951,387)	2,315,877
Net realized loss on futures contracts	(73,911)	(267,134)
Net realized loss on foreign currency transactions	(622,886)	(3,528,901)
Capital gain distributions from other investment companies	—	32,499
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	3,461,742	(33,827,328)

Net decrease in net assets resulting from operations	(16,014,924)	(18,689,359)

Distributions to Shareholders:
From net investment income
Investor Class	(3,858,279)	(6,652,695)
Institutional Class	(5,293,879)	(6,383,837)
Class A	(176,664)	(185,016)
Class C	(377,309)	(457,480)
Advisor Class	(2,944,662)	(5,550,878)

Total distributions	(12,650,793)	(19,229,906)

Share Transactions:
Investor Class
Proceeds from sale of shares	113,099,068	130,715,014
Issued to shareholders in reinvestment of distributions	2,212,120	2,406,622
Cost of shares redeemed	(183,345,561)	(87,147,909)

Net increase/(decrease) from share transactions	(68,034,373)	45,973,727

Institutional Class
Proceeds from sale of shares	118,191,781	63,362,256
Issued to shareholders in reinvestment of distributions	2,588,075	2,452,661
Cost of shares redeemed	(84,057,620)	(62,752,048)

Net increase from share transactions	36,722,236	3,062,869

Class A
Proceeds from sale of shares	3,653,149	3,416,746
Issued to shareholders in reinvestment of distributions	174,732	143,403
Cost of shares redeemed	(3,192,920)	(1,760,635)

Net increase from share transactions	634,961	1,799,514

Class C
Proceeds from sale of shares	4,613,786	5,791,018
Issued to shareholders in reinvestment of distributions	341,763	416,401
Cost of shares redeemed	(2,866,859)	(2,471,639)

Net increase from share transactions	2,088,690	3,735,780

Advisor Class
Proceeds from sale of shares	20,109,045	61,631,272
Issued to shareholders in reinvestment of distributions	2,907,748	4,976,976
Cost of shares redeemed	(60,137,508)	(48,522,210)

Net increase/(decrease) from share transactions	(37,120,715)	18,086,038

Net increase/(decrease) in net assets	$(94,374,918)	$34,738,663

Net Assets:
Beginning of period	312,772,397	278,033,734

End of period (including accumulated net investment loss of $(1,328,952) and $(3,565,307), respectively)	$218,397,479	$312,772,397

December 31, 2015	82	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Dividend Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	12,737,251	13,724,759
Distributions reinvested	256,089	255,825
Redeemed	(21,326,167)	(9,233,398)

Net increase/(decrease) in shares outstanding	(8,332,827)	4,747,186

Institutional Class
Sold	16,760,431	7,906,679
Distributions reinvested	361,925	314,434
Redeemed	(12,027,717)	(7,866,317)

Net increase in shares outstanding	5,094,639	354,796

Class A
Sold	422,430	357,050
Distributions reinvested	19,783	15,451
Redeemed	(373,719)	(188,316)

Net increase in shares outstanding	68,494	184,185

Class C
Sold	537,542	608,675
Distributions reinvested	38,891	44,488
Redeemed	(335,882)	(261,891)

Net increase in shares outstanding	240,551	391,272

Advisor Class
Sold	2,778,666	7,718,524
Distributions reinvested	396,144	634,196
Redeemed	(8,191,971)	(6,311,992)

Net increase/(decrease) in shares outstanding	(5,017,161)	2,040,728

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	83	December 31, 2015

Statement of Changes in Net Assets

	Forward International Small Companies Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$1,469,121	$1,639,513
Net realized gain on investments	11,618,150	20,125,057
Net realized loss on foreign currency transactions	(98,636)	(4,341,018)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	7,168,871	(33,688,642)

Net increase/(decrease) in net assets resulting from operations	20,157,506	(16,265,090)

Distributions to Shareholders:
From net investment income
Investor Class	(251,281)	(82,341)
Institutional Class	(1,570,763)	(1,020,164)
Advisor Class	(27,959)	(47,499)

Total distributions	(1,850,003)	(1,150,004)

Share Transactions:
Investor Class
Proceeds from sale of shares	19,194,466	4,624,066
Issued to shareholders in reinvestment of distributions	250,230	80,474
Cost of shares redeemed	(13,754,007)	(13,914,899)

Net increase/(decrease) from share transactions	5,690,689	(9,210,359)

Institutional Class
Proceeds from sale of shares	42,439,246	43,921,914
Issued to shareholders in reinvestment of distributions	1,245,795	870,756
Cost of shares redeemed	(42,128,124)	(63,000,266)

Net increase/(decrease) from share transactions	1,556,917	(18,207,596)

Advisor Class
Proceeds from sale of shares	636,780	6,089,500
Issued to shareholders in reinvestment of distributions	27,959	47,496
Cost of shares redeemed	(697,164)	(6,154,601)

Net decrease from share transactions	(32,425)	(17,605)

Net increase/(decrease) in net assets	$25,522,684	$(44,850,654)

Net Assets:
Beginning of period	163,572,690	208,423,344

End of period (including accumulated net investment loss of $(1,284,541) and $(1,921,077), respectively)	$189,095,374	$163,572,690

Changes in Shares Outstanding:
Investor Class
Sold	1,109,403	275,203
Distributions reinvested	14,291	5,026
Redeemed	(792,671)	(808,499)

Net increase/(decrease) in shares outstanding	331,023	(528,270)

Institutional Class
Sold	2,436,633	2,615,148
Distributions reinvested	71,269	54,490
Redeemed	(2,437,999)	(3,776,730)

Net increase/(decrease) in shares outstanding	69,903	(1,107,092)

December 31, 2015	84	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Small Companies Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Advisor Class
Sold	36,899	346,274
Distributions reinvested	1,598	2,971
Redeemed	(39,536)	(379,800)

Net decrease in shares outstanding	(1,039)	(30,555)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	85	December 31, 2015

Statement of Changes in Net Assets

	Forward Tactical Growth Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment loss	$(4,253,361)	$(9,693,389)
Net realized loss on investments	(4,563,177)	(6,792,787)
Net realized gain on written option contracts	291,250	—
Net realized gain on futures contracts	—	37,392,307
Net change in unrealized depreciation on investments, written option contracts and futures contracts	(5,790,348)	(1,071,848)

Net increase/(decrease) in net assets resulting from operations	(14,315,636)	19,834,283

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(591,834)	(6,854,921)
Institutional Class	(167,047)	(2,652,915)
Class A	(218,319)	(3,030,806)
Class C	(310,306)	(4,111,234)
Advisor Class	(1,717,508)	(23,742,958)

Total distributions	(3,005,014)	(40,392,834)

Share Transactions:
Investor Class
Proceeds from sale of shares	14,993,028	30,427,211
Issued to shareholders in reinvestment of distributions	588,884	6,823,088
Cost of shares redeemed	(33,571,226)	(59,068,444)

Net decrease from share transactions	(17,989,314)	(21,818,145)

Institutional Class
Proceeds from sale of shares	3,785,846	15,325,981
Issued to shareholders in reinvestment of distributions	166,915	2,625,559
Cost of shares redeemed	(24,687,210)	(25,678,071)

Net decrease from share transactions	(20,734,449)	(7,726,531)

Class A
Proceeds from sale of shares	9,608,277	23,250,500
Issued to shareholders in reinvestment of distributions	213,950	2,917,842
Cost of shares redeemed	(29,189,009)	(73,560,363)

Net decrease from share transactions	(19,366,782)	(47,392,021)

Class C
Proceeds from sale of shares	2,897,292	13,870,190
Issued to shareholders in reinvestment of distributions	285,850	3,958,946
Cost of shares redeemed	(30,861,545)	(25,371,410)

Net decrease from share transactions	(27,678,403)	(7,542,274)

Advisor Class
Proceeds from sale of shares	41,812,107	165,368,701
Issued to shareholders in reinvestment of distributions	1,678,471	23,097,180
Cost of shares redeemed	(222,790,716)	(165,775,124)

Net increase/(decrease) from share transactions	(179,300,138)	22,690,757

Net decrease in net assets	$(282,389,736)	$(82,346,765)

Net Assets:
Beginning of period	859,731,149	942,077,914

End of period (including accumulated net investment income of $0 and $0, respectively)	$577,341,413	$859,731,149

December 31, 2015	86	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Growth Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	595,917	1,178,614
Distributions reinvested	23,424	266,049
Redeemed	(1,334,789)	(2,285,295)

Net decrease in shares outstanding	(715,448)	(840,632)

Institutional Class
Sold	146,314	585,693
Distributions reinvested	6,490	100,596
Redeemed	(957,540)	(977,236)

Net decrease in shares outstanding	(804,736)	(290,947)

Class A
Sold	385,052	908,778
Distributions reinvested	8,606	114,825
Redeemed	(1,174,897)	(2,874,913)

Net decrease in shares outstanding	(781,239)	(1,851,310)

Class C
Sold	119,507	555,595
Distributions reinvested	11,861	159,635
Redeemed	(1,270,049)	(1,016,500)

Net decrease in shares outstanding	(1,138,681)	(301,270)

Advisor Class
Sold	1,622,918	6,308,461
Distributions reinvested	65,310	884,775
Redeemed	(8,678,203)	(6,345,868)

Net increase/(decrease) in shares outstanding	(6,989,975)	847,368

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	87	December 31, 2015

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment loss	$(514,590)	$(705,181)
Net realized gain on investments	55,222	80,499
Net realized gain on futures contracts	508,843	—
Net realized loss on swap contracts	(2,636,406)	(4,590,433)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and swap contracts	(4,230,676)	2,988,520

Net decrease in net assets resulting from operations	(6,817,607)	(2,226,595)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,617,137	5,408,702
Cost of shares redeemed	(17,026,084)	(11,346,181)

Net decrease from share transactions	(13,408,947)	(5,937,479)

Institutional Class
Proceeds from sale of shares	756,348	9,692,030
Cost of shares redeemed	(16,634,478)	(18,876,763)

Net decrease from share transactions	(15,878,130)	(9,184,733)

Class C
Proceeds from sale of shares	96,661	591,319
Cost of shares redeemed	(1,402,153)	(1,791,858)

Net decrease from share transactions	(1,305,492)	(1,200,539)

Advisor Class
Proceeds from sale of shares	3,908,261	22,283,937
Cost of shares redeemed	(9,822,774)	(56,326,762)

Net decrease from share transactions	(5,914,513)	(34,042,825)

Class Z
Proceeds from sale of shares	565,000	950,174
Cost of shares redeemed	(1,793,677)	(3,633,000)

Net decrease from share transactions	(1,228,677)	(2,682,826)

Net decrease in net assets	$(44,553,366)	$(55,274,997)

Net Assets:
Beginning of period	60,003,378	115,278,375

End of period (including accumulated net investment income of $0 and $0, respectively)	$15,450,012	$60,003,378

Changes in Shares Outstanding:
Investor Class
Sold	180,439	262,069
Redeemed	(921,158)	(559,541)

Net decrease in shares outstanding	(740,719)	(297,472)

Institutional Class
Sold	37,128	468,209
Redeemed	(857,557)	(916,635)

Net decrease in shares outstanding	(820,429)	(448,426)

December 31, 2015	88	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Class C
Sold	5,281	29,034
Redeemed	(74,671)	(89,465)

Net decrease in shares outstanding	(69,390)	(60,431)

Advisor Class
Sold	195,953	1,074,816
Redeemed	(508,643)	(2,766,469)

Net decrease in shares outstanding	(312,690)	(1,691,653)

Class Z
Sold	29,068	46,583
Redeemed	(91,988)	(175,563)

Net decrease in shares outstanding	(62,920)	(128,980)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements	89	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$7.50	$7.07	$8.93		$8.09	$7.96
Income/(Loss) from Operations:
Net investment income(c)	0.20	0.18	0.30		0.24	0.32
Net realized and unrealized gain/(loss) on investments	0.12	0.45	(1.56)		0.88	0.14

Total from Investment Operations	0.32	0.63	(1.26)		1.12	0.46

Less Distributions:
From investment income	(0.20)	(0.20)	(0.41)		(0.22)	(0.31)
From capital gains	—	—	(0.19)		(0.06)	(0.02)

Total Distributions	(0.20)	(0.20)	(0.60)		(0.28)	(0.33)

Net Increase/(Decrease) in Net Asset Value	0.12	0.43	(1.86)		0.84	0.13

Net Asset Value, End of Period	$7.62	$7.50	$7.07		$8.93	$8.09

Total Return	4.39%	8.97%	(14.42)%		13.96%	5.83%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$67,046	$58,907	$55,719		$338,662	$156,238
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.63%	2.50%	4.05%		3.24%	6.13%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.76%	1.79%	1.97	%(d)	1.99%	1.99%
Operating expenses excluding reimbursement/waiver	1.76%	1.80%	2.08%		2.08%	2.14%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.63%	2.50%	3.45%		2.78%	3.95%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.76%	1.79%	2.57	%(d)	2.46%	4.17%
Operating expenses excluding reimbursement/waiver	1.76%	1.80%	2.68%		2.55%	4.32%
Portfolio Turnover Rate	160%	168%	125%		63%	133%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective October 1, 2013, the annual expense limitation rate changed from 1.99% to 1.79%.

December 31, 2015	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$7.44	$7.01	$8.88		$8.04	$7.91
Income/(Loss) from Operations:
Net investment income(c)	0.22	0.22	0.32		0.27	0.34
Net realized and unrealized gain/(loss) on investments	0.13	0.44	(1.56)		0.88	0.15

Total from Investment Operations	0.35	0.66	(1.24)		1.15	0.49

Less Distributions:
From investment income	(0.23)	(0.23)	(0.44)		(0.25)	(0.34)
From capital gains	—	—	(0.19)		(0.06)	(0.02)

Total Distributions	(0.23)	(0.23)	(0.63)		(0.31)	(0.36)

Net Increase/(Decrease) in Net Asset Value	0.12	0.43	(1.87)		0.84	0.13

Net Asset Value, End of Period	$7.56	$7.44	$7.01		$8.88	$8.04

Total Return	4.80%	9.47%	(14.20)%		14.43%	6.23%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,653	$19,366	$43,298		$214,229	$38,790
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.97%	2.97%	4.41%		3.51%	6.39%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.41%	1.44%	1.61	%(d)	1.64%	1.64%
Operating expenses excluding reimbursement/waiver	1.41%	1.50%	1.74%		1.74%	1.79%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.97%	2.97%	3.81%		3.05%	4.21%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.41%	1.44%	2.21	%(d)	2.11%	3.82%
Operating expenses excluding reimbursement/waiver	1.41%	1.50%	2.34%		2.21%	3.97%
Portfolio Turnover Rate	160%	168%	125%		63%	133%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective October 1, 2013, the annual expense limitation rate changed from 1.64% to 1.44%.

See Notes to Financial Statements	91	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$7.47	$7.04	$8.90		$8.08	$7.95
Income/(Loss) from Operations:
Net investment income(c)	0.19	0.17	0.28		0.22	0.31
Net realized and unrealized gain/(loss) on investments	0.13	0.45	(1.56)		0.88	0.14

Total from Investment Operations	0.32	0.62	(1.28)		1.10	0.45

Less Distributions:
From investment income	(0.20)	(0.19)	(0.39)		(0.22)	(0.30)
From capital gains	—	—	(0.19)		(0.06)	(0.02)

Total Distributions	(0.20)	(0.19)	(0.58)		(0.28)	(0.32)

Net Increase/(Decrease) in Net Asset Value	0.12	0.43	(1.86)		0.82	0.13

Net Asset Value, End of Period	$7.59	$7.47	$7.04		$8.90	$8.08

Total Return(d)	4.30%	8.85%	(14.60)%		13.69%	5.68%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,969	$4,228	$4,576		$18,480	$1,621
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.53%	2.35%	3.93%		2.96%	6.06%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.91%	1.94%	2.11	%(e)	2.14%	2.14%
Operating expenses excluding reimbursement/waiver	1.91%	1.96%	2.24%		2.24%	2.29%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.53%	2.35%	3.33%		2.49%	3.88%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.91%	1.94%	2.71	%(e)	2.61%	4.32%
Operating expenses excluding reimbursement/waiver	1.91%	1.96%	2.84%		2.71%	4.47%
Portfolio Turnover Rate	160%	168%	125%		63%	133%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective October 1, 2013, the annual expense limitation rate changed from 2.14% to 1.94%.

December 31, 2015	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$7.51	$7.07	$8.93		$8.09	$7.97
Income/(Loss) from Operations:
Net investment income(c)	0.15	0.14	0.24		0.19	0.27
Net realized and unrealized gain/(loss) on investments	0.12	0.45	(1.56)		0.88	0.13

Total from Investment Operations	0.27	0.59	(1.32)		1.07	0.40

Less Distributions:
From investment income	(0.15)	(0.15)	(0.35)		(0.17)	(0.26)
From capital gains	—	—	(0.19)		(0.06)	(0.02)

Total Distributions	(0.15)	(0.15)	(0.54)		(0.23)	(0.28)

Net Increase/(Decrease) in Net Asset Value	0.12	0.44	(1.86)		0.84	0.12

Net Asset Value, End of Period	$7.63	$7.51	$7.07		$8.93	$8.09

Total Return(d)	3.68%	8.46%	(14.98)%		13.33%	5.07%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,868	$9,466	$10,744		$29,013	$15,550
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.03%	1.89%	3.48%		2.67%	5.51%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.36%	2.39%	2.56	%(e)	2.59%	2.59%
Operating expenses excluding reimbursement/waiver	2.36%	2.41%	2.69%		2.68%	2.74%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.03%	1.89%	2.88%		2.21%	3.33%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.36%	2.39%	3.16	%(e)	3.06%	4.77%
Operating expenses excluding reimbursement/waiver	2.36%	2.41%	3.29%		3.15%	4.92%
Portfolio Turnover Rate	160%	168%	125%		63%	133%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective October 1, 2013, the annual expense limitation rate changed from 2.59% to 2.39%.

See Notes to Financial Statements	93	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)		Year Ended December 31, 2012	Year Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$7.44	$7.01	$8.88		$8.04	$7.91
Income/(Loss) from Operations:
Net investment income(d)	0.22	0.21	0.32		0.26	0.35
Net realized and unrealized gain/(loss) on investments	0.12	0.44	(1.56)		0.89	0.14

Total from Investment Operations	0.34	0.65	(1.24)		1.15	0.49

Less Distributions:
From investment income	(0.22)	(0.22)	(0.44)		(0.25)	(0.34)
From capital gains	—	—	(0.19)		(0.06)	(0.02)

Total Distributions	(0.22)	(0.22)	(0.63)		(0.31)	(0.36)

Net Increase/(Decrease) in Net Asset Value	0.12	0.43	(1.87)		0.84	0.13

Net Asset Value, End of Period	$7.56	$7.44	$7.01		$8.88	$8.04

Total Return	4.71%	9.41%	(14.24)%		14.43%	6.24%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,784	$10,114	$11,800		$101,263	$4,120
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.93%	2.81%	4.34%		3.44%	6.54%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.46%	1.49%	1.65	%(e)	1.64%	1.64%
Operating expenses excluding reimbursement/waiver	1.46%	1.51%	1.75%		1.74%	1.79%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.93%	2.81%	3.74%		2.97%	4.36%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.46%	1.49%	2.25	%(e)	2.11%	3.82%
Operating expenses excluding reimbursement/waiver	1.46%	1.51%	2.36%		2.20%	3.97%
Portfolio Turnover Rate	160%	168%	125%		63%	133%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

(c) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.64% to 1.69%. Effective October 1, 2013, the annual expense limitation rate changed from 1.69% to 1.49%.

December 31, 2015	94	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Dynamic Income Fund

Investor Class
Year Ended December 31, 2015(a)
Net Asset Value, Beginning of Period	$26.56
Income/(Loss) from Operations:
Net investment income(b)	1.36
Net realized and unrealized loss on investments	(2.57)

Total from Investment Operations	(1.21)

Less Distributions:
From investment income	(1.35)
From return of capital	(0.12)

Total Distributions	(1.47)

Net Decrease in Net Asset Value	(2.68)

Net Asset Value, End of Period	$23.88

Total Return	(4.82)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$764
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	5.30%
Operating expenses including reimbursement/waiver	1.34%
Operating expenses excluding reimbursement/waiver	2.28%
Portfolio Turnover Rate	653%

(a) The Fund began offering Investor Class shares on January 2, 2015.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	95	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Period Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$26.56	$24.93		$25.00
Income/(Loss) from Operations:
Net investment income(c)	1.63	2.45		0.77
Net realized and unrealized gain/(loss) on investments	(2.75)	1.57		0.03

Total from Investment Operations	(1.12)	4.02		0.80

Less Distributions:
From investment income	(1.41)	(2.15)		(0.82)
From capital gains	—	(0.24)		(0.01)
From return of capital	(0.13)	—		(0.04)

Total Distributions	(1.54)	(2.39)		(0.87)

Net Increase/(Decrease) in Net Asset Value	(2.66)	1.63		(0.07)

Net Asset Value, End of Period	$23.90	$26.56		$24.93

Total Return	(4.45)%	16.75%		3.25	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,730	$30,165		$2,987
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	6.26%	9.40%		7.43	%(e)
Operating expenses including reimbursement/waiver	0.99%	1.20	%(f)	1.29	%(e)
Operating expenses excluding reimbursement/waiver	1.38%	1.96%		5.67	%(e)
Portfolio Turnover Rate	653%	739%		755	%(d)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Institutional Class shares on August 1, 2013.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective December 1, 2014, the annual expense limitation rate changed from 1.29% to 0.99%.

December 31, 2015	96	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Period Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$26.53	$24.91		$25.00
Income/(Loss) from Operations:
Net investment income(c)	1.38	2.92		0.68
Net realized and unrealized gain/(loss) on investments	(2.63)	0.97		0.07

Total from Investment Operations	(1.25)	3.89		0.75

Less Distributions:
From investment income	(1.31)	(2.03)		(0.79)
From capital gains	—	(0.24)		(0.01)
From return of capital	(0.12)	—		(0.04)

Total Distributions	(1.43)	(2.27)		(0.84)

Net Increase/(Decrease) in Net Asset Value	(2.68)	1.62		(0.09)

Net Asset Value, End of Period	$23.85	$26.53		$24.91

Total Return(d)	(4.92)%	16.19%		3.05	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,655	$8,485		$224
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	5.34%	11.50%		6.58	%(f)
Operating expenses including reimbursement/waiver	1.49%	1.67	%(g)	1.79	%(f)
Operating expenses excluding reimbursement/waiver	2.15%	2.35%		6.10	%(f)
Portfolio Turnover Rate	653%	739%		755	%(e)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Class A shares on August 1, 2013.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective December 1, 2014, the annual expense limitation rate changed from 1.79% to 1.49%.

See Notes to Financial Statements	97	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$8.76	$9.41		$9.98		$9.10	$11.05
Income/(Loss) from Operations:
Net investment income(c)	0.59	0.70		0.65		0.62	0.61
Net realized and unrealized gain/(loss) on investments	(1.15)	(0.76)		(0.62)		0.70	(0.89)

Total from Investment Operations	(0.56)	(0.06)		0.03		1.32	(0.28)

Less Distributions:
From investment income	(0.58)	(0.59)		(0.60)		(0.44)	(1.67)

Total Distributions	(0.58)	(0.59)		(0.60)		(0.44)	(1.67)

Net Increase/(Decrease) in Net Asset Value	(1.14)	(0.65)		(0.57)		0.88	(1.95)

Net Asset Value, End of Period	$7.62	$8.76		$9.41		$9.98	$9.10

Total Return	(6.63)%	(0.76)%		0.48%		14.63%	(2.73)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$158,605	$346,733		$304,150		$168,003	$4,702
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.05%	7.62%		6.78%		6.37%	5.35%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.43%	1.36	%(d)	1.34	%(e)	1.35%	1.39%
Operating expenses excluding reimbursement/waiver	n/a	1.36%		1.35%		1.36%	1.89%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.96%	7.46%		6.69%		n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.52%	1.52	%(d)	1.42	%(e)	n/a	n/a
Operating expenses excluding reimbursement/waiver	n/a	1.52%		1.44%		n/a	n/a
Portfolio Turnover Rate	42%	70%		85%		91%	357%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the expense limitation agreement expired.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.34%.

December 31, 2015	98	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$8.69	$9.35		$9.91	$9.04	$11.02
Income/(Loss) from Operations:
Net investment income(c)	0.62	0.72		0.67	0.65	0.68
Net realized and unrealized gain/(loss) on investments	(1.14)	(0.75)		(0.60)	0.70	(0.92)

Total from Investment Operations	(0.52)	(0.03)		0.07	1.35	(0.24)

Less Distributions:
From investment income	(0.62)	(0.63)		(0.63)	(0.48)	(1.74)

Total Distributions	(0.62)	(0.63)		(0.63)	(0.48)	(1.74)

Net Increase/(Decrease) in Net Asset Value	(1.14)	(0.66)		(0.56)	0.87	(1.98)

Net Asset Value, End of Period	$7.55	$8.69		$9.35	$9.91	$9.04

Total Return	(6.43)%	(0.42)%		0.92%	15.06%	(2.40)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$28,026	$41,555		$35,001	$33,773	$7,613
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.44%	7.92%		6.99%	6.67%	6.10%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.09%	1.01	%(d)	0.98%	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	n/a	1.01%		0.98%	1.01%	1.49%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.35%	7.76%		6.90%	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.18%	1.17	%(d)	1.06%	n/a	n/a
Operating expenses excluding reimbursement/waiver	n/a	1.17%		1.06%	n/a	n/a
Portfolio Turnover Rate	42%	70%		85%	91%	357%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the expense limitation agreement expired.

See Notes to Financial Statements	99	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$8.79	$9.45		$10.01	$9.13	$11.08
Income/(Loss) from Operations:
Net investment income(c)	0.54	0.64		0.58	0.54	0.52
Net realized and unrealized gain/(loss) on investments	(1.15)	(0.76)		(0.60)	0.73	(0.87)

Total from Investment Operations	(0.61)	(0.12)		(0.02)	1.27	(0.35)

Less Distributions:
From investment income	(0.52)	(0.54)		(0.54)	(0.39)	(1.60)

Total Distributions	(0.52)	(0.54)		(0.54)	(0.39)	(1.60)

Net Increase/(Decrease) in Net Asset Value	(1.13)	(0.66)		(0.56)	0.88	(1.95)

Net Asset Value, End of Period	$7.66	$8.79		$9.45	$10.01	$9.13

Total Return(d)	(7.15)%	(1.44)%		(0.03)%	13.99%	(3.31)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,191	$2,162		$1,915	$1,695	$1,142
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.43%	7.00%		6.04%	5.56%	4.54%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.03%	1.96	%(e)	1.93%	1.94%	1.94%
Operating expenses excluding reimbursement/waiver	n/a	1.96%		1.93%	2.03%	2.48%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.34%	6.84%		5.95%	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.12%	2.12	%(e)	2.02%	n/a	n/a
Operating expenses excluding reimbursement/waiver	n/a	2.12%		2.02%	n/a	n/a
Portfolio Turnover Rate	42%	70%		85%	91%	357%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2015	100	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Period Ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$8.68	$9.28
Income/(Loss) from Operations:
Net investment income(c)	0.61	0.67
Net realized and unrealized loss on investments	(1.13)	(0.80)

Total from Investment Operations	(0.52)	(0.13)

Less Distributions:
From investment income	(0.61)	(0.47)

Total Distributions	(0.61)	(0.47)

Net Decrease in Net Asset Value	(1.13)	(0.60)

Net Asset Value, End of Period	$7.55	$8.68

Total Return	(6.38)%	(1.43	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,295	$2,943
Ratios to Average Net Assets (excluding interest expense):
Net investment income	7.32%	7.34	%(e)
Operating expenses	1.13%	1.05	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income	7.23%	7.18	%(e)
Operating expenses	1.22%	1.21	%(e)
Portfolio Turnover Rate	42%	70	%(f)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Advisor class shares on May 1, 2014.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period ended December 31, 2014.

See Notes to Financial Statements	101	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$10.24	$10.59	$10.58		$9.55		$20.97
Income/(Loss) from Operations:
Net investment income(b)	0.10	0.13	0.16		0.07		0.11
Net realized and unrealized gain/(loss) on investments	(1.95)	(0.29)	0.00	(c)	1.64		(4.61)

Total from Investment Operations	(1.85)	(0.16)	0.16		1.71		(4.50)

Less Distributions:
From investment income	(0.02)	(0.19)	(0.15)		(0.01)		(0.57)
From capital gains	—	—	—		(0.67)		(6.35)

Total Distributions	(0.02)	(0.19)	(0.15)		(0.68)		(6.92)

Net Increase/(Decrease) in Net Asset Value	(1.87)	(0.35)	0.01		1.03		(11.42)

Net Asset Value, End of Period	$8.37	$10.24	$10.59		$10.58		$9.55

Total Return	(18.11)%	(1.52)%	1.54%		18.14%		(22.33)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,208	$3,819	$4,898		$5,934		$23,498
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.07%	1.20%	1.45%		0.65%		0.55%
Operating expenses including reimbursement/waiver	1.74%	1.74%	1.76	%(d)	1.80	%(e)	1.79%
Operating expenses excluding reimbursement/waiver	2.56%	2.46%	2.55%		2.78%		2.15%
Portfolio Turnover Rate	85%	72%	88%		150%		102%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.79% to 1.74%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.79% to 1.89%. Effective September 1, 2012, the annual expense limitation rate changed from 1.89% to 1.79%.

December 31, 2015	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$10.38	$10.72	$10.67	$9.76		$21.31
Income/(Loss) from Operations:
Net investment income(b)	0.20	0.15	0.18	0.13		0.15
Net realized and unrealized gain/(loss) on investments	(2.07)	(0.27)	0.03	1.67		(4.70)

Total from Investment Operations	(1.87)	(0.12)	0.21	1.80		(4.55)

Less Distributions:
From investment income	(0.05)	(0.22)	(0.16)	(0.22)		(0.65)
From capital gains	—	—	—	(0.67)		(6.35)

Total Distributions	(0.05)	(0.22)	(0.16)	(0.89)		(7.00)

Net Increase/(Decrease) in Net Asset Value	(1.92)	(0.34)	0.05	0.91		(11.55)

Net Asset Value, End of Period	$8.46	$10.38	$10.72	$10.67		$9.76

Total Return	(17.97)%	(1.12)%	1.97%	18.65%		(22.21)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,881	$5,862	$7,033	$4,517		$31,484
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.99%	1.35%	1.64%	1.25%		0.76%
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.39%	1.41	%(c)	1.39%
Operating expenses excluding reimbursement/waiver	2.29%	2.14%	2.04%	2.22%		1.76%
Portfolio Turnover Rate	85%	72%	88%	150%		102%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

See Notes to Financial Statements	103	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$10.68	$11.03	$10.98		$9.86		$21.34
Income/(Loss) from Operations:
Net investment income(c)	0.19	0.16	0.18		0.15		0.17
Net realized and unrealized gain/(loss) on investments	(2.12)	(0.30)	0.03		1.67		(4.67)

Total from Investment Operations	(1.93)	(0.14)	0.21		1.82		(4.50)

Less Distributions:
From investment income	(0.15)	(0.21)	(0.16)		(0.03)		(0.63)
From capital gains	—	—	—		(0.67)		(6.35)

Total Distributions	(0.15)	(0.21)	(0.16)		(0.70)		(6.98)

Net Increase/(Decrease) in Net Asset Value	(2.08)	(0.35)	0.05		1.12		(11.48)

Net Asset Value, End of Period	$8.60	$10.68	$11.03		$10.98		$9.86

Total Return	(18.06)%	(1.22)%	1.90%		18.71%		(21.96)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$418	$1,552	$1,253		$697		$180
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.79%	1.40%	1.60%		1.42%		0.86%
Operating expenses including reimbursement/waiver	1.44%	1.44%	1.43	%(d)	1.39	%(e)	1.39%
Operating expenses excluding reimbursement/waiver	2.35%	2.18%	2.08%		2.72%		1.74%
Portfolio Turnover Rate	85%	72%	88%		150%		102%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.44%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

December 31, 2015	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$8.78	$9.76	$9.12	$7.86		$9.49
Income/(Loss) from Operations:
Net investment income(b)	0.43	0.50	0.49	0.60		0.47
Net realized and unrealized gain/(loss) on investments	(0.93)	(0.96)	0.59	1.07		(1.61)

Total from Investment Operations	(0.50)	(0.46)	1.08	1.67		(1.14)

Less Distributions:
From investment income	(0.34)	(0.52)	(0.44)	(0.41)		(0.49)

Total Distributions	(0.34)	(0.52)	(0.44)	(0.41)		(0.49)

Net Increase/(Decrease) in Net Asset Value	(0.84)	(0.98)	0.64	1.26		(1.63)

Net Asset Value, End of Period	$7.94	$8.78	$9.76	$9.12		$7.86

Total Return	(6.03)%	(4.96)%	12.14%	21.54%		(12.45)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$61,163	$140,810	$110,117	$48,875		$3,170
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.03%	5.35%	5.22%	7.01%		5.26%
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34%	1.36	%(c)	1.49%
Operating expenses excluding reimbursement/waiver	1.49%	1.45%	1.46%	1.69%		2.81%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.90%	5.26%	5.11%	n/a		n/a
Operating expenses including reimbursement/waiver	1.47%	1.43%	1.45%	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.62%	1.54%	1.57%	n/a		n/a
Portfolio Turnover Rate	134%	95%	115%	92%		93%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the annual expense limitation rate changed from 1.49% to 1.34%.

See Notes to Financial Statements	105	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$7.27	$8.17	$7.70	$6.70		$8.12
Income/(Loss) from Operations:
Net investment income(b)	0.38	0.45	0.42	0.57		0.44
Net realized and unrealized gain/(loss) on investments	(0.76)	(0.80)	0.52	0.86		(1.37)

Total from Investment Operations	(0.38)	(0.35)	0.94	1.43		(0.93)

Less Distributions:
From investment income	(0.37)	(0.55)	(0.47)	(0.43)		(0.49)

Total Distributions	(0.37)	(0.55)	(0.47)	(0.43)		(0.49)

Net Increase/(Decrease) in Net Asset Value	(0.75)	(0.90)	0.47	1.00		(1.42)

Net Asset Value, End of Period	$6.52	$7.27	$8.17	$7.70		$6.70

Total Return	(5.65)%	(4.56)%	12.46%	21.90%		(12.01)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$109,390	$84,982	$92,617	$82,719		$5,705
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.41%	5.73%	5.41%	7.78%		5.88%
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	1.01	%(c)	1.14%
Operating expenses excluding reimbursement/waiver	1.14%	1.10%	1.11%	1.33%		2.45%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.28%	5.64%	5.30%	n/a		n/a
Operating expenses including reimbursement/waiver	1.12%	1.08%	1.10%	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.27%	1.19%	1.22%	n/a		n/a
Portfolio Turnover Rate	134%	95%	115%	92%		93%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

December 31, 2015	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Period Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$8.78	$9.76	$9.95
Income/(Loss) from Operations:
Net investment income(c)	0.43	0.48	0.32
Net realized and unrealized loss on investments	(0.94)	(0.95)	(0.19)

Total from Investment Operations	(0.51)	(0.47)	0.13

Less Distributions:
From investment income	(0.33)	(0.51)	(0.32)

Total Distributions	(0.33)	(0.51)	(0.32)

Net Decrease in Net Asset Value	(0.84)	(0.98)	(0.19)

Net Asset Value, End of Period	$7.94	$8.78	$9.76

Total Return(d)	(6.16)%	(5.09)%	1.45	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,204	$4,046	$2,699
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.08%	5.16%	5.16	%(f)
Operating expenses including reimbursement/waiver	1.49%	1.49%	1.49	%(f)
Operating expenses excluding reimbursement/waiver	1.64%	1.60%	1.61	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.95%	5.07%	5.05	%(f)
Operating expenses including reimbursement/waiver	1.62%	1.58%	1.60	%(f)
Operating expenses excluding reimbursement/waiver	1.77%	1.69%	1.72	%(f)
Portfolio Turnover Rate	134%	95%	115	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Class A shares on May 1, 2013.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2013.

See Notes to Financial Statements	107	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012(b)
Net Asset Value, Beginning of Period	$8.76	$9.74	$9.11	$8.31
Income/(Loss) from Operations:
Net investment income(c)	0.38	0.44	0.45	0.21
Net realized and unrealized gain/(loss) on investments	(0.93)	(0.95)	0.57	0.83

Total from Investment Operations	(0.55)	(0.51)	1.02	1.04

Less Distributions:
From investment income	(0.29)	(0.47)	(0.39)	(0.24)

Total Distributions	(0.29)	(0.47)	(0.39)	(0.24)

Net Increase/(Decrease) in Net Asset Value	(0.84)	(0.98)	0.63	0.80

Net Asset Value, End of Period	$7.92	$8.76	$9.74	$9.11

Total Return(d)	(6.45)%	(5.52)%	11.45%	12.56	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,215	$10,293	$7,629	$879
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.48%	4.74%	4.84%	5.90	%(f)
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94%	1.94	%(f)
Operating expenses excluding reimbursement/waiver	2.09%	2.05%	2.07%	2.30	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.35%	4.65%	4.73%	n/a
Operating expenses including reimbursement/waiver	2.07%	2.03%	2.05%	n/a
Operating expenses excluding reimbursement/waiver	2.22%	2.14%	2.17%	n/a
Portfolio Turnover Rate	134%	95%	115%	92	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Class C shares on July 31, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

December 31, 2015	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)		Year Ended December 31, 2012		Period Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$7.27	$8.17	$7.70		$6.70		$8.56
Income/(Loss) from Operations:
Net investment income(d)	0.41	0.42	0.44		0.61		0.25
Net realized and unrealized gain/(loss) on investments	(0.80)	(0.77)	0.50		0.82		(1.64)

Total from Investment Operations	(0.39)	(0.35)	0.94		1.43		(1.39)

Less Distributions:
From investment income	(0.36)	(0.55)	(0.47)		(0.43)		(0.47)

Total Distributions	(0.36)	(0.55)	(0.47)		(0.43)		(0.47)

Net Increase/(Decrease) in Net Asset Value	(0.75)	(0.90)	0.47		1.00		(1.86)

Net Asset Value, End of Period	$6.52	$7.27	$8.17		$7.70		$6.70

Total Return	(5.70)%	(4.60)%	12.42%		21.90%		(16.68	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$32,426	$72,641	$64,973		$19,269		$22
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.71%	5.38%	5.61%		8.25%		5.48	%(f)
Operating expenses including reimbursement/waiver	1.04%	1.04%	1.03	%(g)	0.99	%(h)	1.14	%(f)
Operating expenses excluding reimbursement/waiver	1.18%	1.15%	1.15%		1.32%		2.50	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.58%	5.29%	5.50%		n/a		n/a
Operating expenses including reimbursement/waiver	1.17%	1.13%	1.14	%(g)	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.31%	1.24%	1.26%		n/a		n/a
Portfolio Turnover Rate	134%	95%	115%		92%		93	%(i)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(c) The Fund began offering Advisor Class shares on May 2, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 0.99% to 1.04%.

(h) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	109	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.86	$17.39		$13.85	$11.57		$14.54
Income/(Loss) from Operations:
Net investment income(b)	0.10	0.10		0.07	0.08		0.09
Net realized and unrealized gain/(loss) on investments	1.82	(1.58)		3.80	2.43		(2.93)

Total from Investment Operations	1.92	(1.48)		3.87	2.51		(2.84)

Less Distributions:
From investment income	(0.13)	(0.05)		(0.33)	(0.23)		(0.13)

Total Distributions	(0.13)	(0.05)		(0.33)	(0.23)		(0.13)

Net Increase/(Decrease) in Net Asset Value	1.79	(1.53)		3.54	2.28		(2.97)

Net Asset Value, End of Period	$17.65	$15.86		$17.39	$13.85		$11.57

Total Return	12.10%	(8.51)%		27.95%	21.70%		(19.49)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$35,617	$26,760		$38,523	$37,843		$51,814
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	0.57%	0.57%		0.42%	0.66%		0.65%
Operating expenses including reimbursement/waiver	1.64%	1.65	%(c)	1.69%	1.70	%(d)	1.62%
Operating expenses excluding reimbursement/waiver	1.68%	1.67%		n/a	n/a		n/a
Portfolio Turnover Rate	70%	65%		86%	109%		79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.64%.

(d) Affiliated management fee waiver represents less than 0.005%.

December 31, 2015	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.83	$17.38		$13.84	$11.57		$14.55
Income/(Loss) from Operations:
Net investment income(b)	0.15	0.15		0.12	0.15		0.13
Net realized and unrealized gain/(loss) on investments	1.82	(1.58)		3.81	2.40		(2.92)

Total from Investment Operations	1.97	(1.43)		3.93	2.55		(2.79)

Less Distributions:
From investment income	(0.18)	(0.12)		(0.39)	(0.28)		(0.19)

Total Distributions	(0.18)	(0.12)		(0.39)	(0.28)		(0.19)

Net Increase/(Decrease) in Net Asset Value	1.79	(1.55)		3.54	2.27		(2.98)

Net Asset Value, End of Period	$17.62	$15.83		$17.38	$13.84		$11.57

Total Return	12.41%	(8.17)%		28.42%	22.03%		(19.18)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$150,690	$134,290		$166,601	$107,578		$280,888
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	0.87%	0.89%		0.78%	1.14%		0.94%
Operating expenses including reimbursement/waiver	1.29%	1.30	%(c)	1.34%	1.34	%(d)	1.27%
Operating expenses excluding reimbursement/waiver	1.33%	1.32%		n/a	n/a		n/a
Portfolio Turnover Rate	70%	65%		86%	109%		79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.29%.

(d) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	111	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013(b)	Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.85	$17.39		$13.84	$11.57		$14.55
Income/(Loss) from Operations:
Net investment income(c)	0.15	0.11		0.15	0.17		0.15
Net realized and unrealized gain/(loss) on investments	1.82	(1.53)		3.77	2.38		(2.94)

Total from Investment Operations	1.97	(1.42)		3.92	2.55		(2.79)

Less Distributions:
From investment income	(0.18)	(0.12)		(0.37)	(0.28)		(0.19)

Total Distributions	(0.18)	(0.12)		(0.37)	(0.28)		(0.19)

Net Increase/(Decrease) in Net Asset Value	1.79	(1.54)		3.55	2.27		(2.98)

Net Asset Value, End of Period	$17.64	$15.85		$17.39	$13.84		$11.57

Total Return	12.41%	(8.19)%		28.36%	22.08%		(19.18)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,789	$2,522		$3,299	$9,698		$59
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	0.86%	0.64%		0.97%	1.32%		1.09%
Operating expenses including reimbursement/waiver	1.34%	1.34	%(d)	1.37%	1.37	%(e)	1.27%
Operating expenses excluding reimbursement/waiver	1.38%	1.38%		n/a	n/a		n/a
Portfolio Turnover Rate	70%	65%		86%	109%		79%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.34%.

(e) Affiliated management fee waiver represents less than 0.005%.

December 31, 2015	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.55	$26.17	$25.06	$24.73	$26.26
Income/(Loss) from Operations:
Net investment loss(b)	(0.18)	(0.30)	(0.40)	(0.39)	(0.38)
Net realized and unrealized gain/(loss) on investments	(0.30)	0.81	4.20	1.57	(1.02)

Total from Investment Operations	(0.48)	0.51	3.80	1.18	(1.40)

Less Distributions:
From capital gains	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Total Distributions	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.61)	(0.62)	1.11	0.33	(1.53)

Net Asset Value, End of Period	$24.94	$25.55	$26.17	$25.06	$24.73

Total Return	(1.89)%	1.98%	15.31%	4.81%	(5.36)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$117,790	$138,946	$164,319	$187,066	$251,617
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.72)%	(1.17)%	(1.48)%	(1.49)%	(1.44)%
Operating expenses including reimbursement/waiver	1.76%	1.74%	1.74%	1.72%	1.80	%(c)
Operating expenses excluding reimbursement/waiver	1.76%	1.74%	1.74%	1.72%	1.80%
Portfolio Turnover Rate	349%	607%	1,797%	574%	387%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	113	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$26.04	$26.56	$25.34	$24.91	$26.37
Income/(Loss) from Operations:
Net investment loss(b)	(0.10)	(0.22)	(0.31)	(0.30)	(0.30)
Net realized and unrealized gain/(loss) on investments	(0.30)	0.83	4.26	1.58	(1.03)

Total from Investment Operations	(0.40)	0.61	3.95	1.28	(1.33)

Less Distributions:
From capital gains	(0.13)	(1.13)	(2.73)	(0.85)	(0.13)

Total Distributions	(0.13)	(1.13)	(2.73)	(0.85)	(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.53)	(0.52)	1.22	0.43	(1.46)

Net Asset Value, End of Period	$25.51	$26.04	$26.56	$25.34	$24.91

Total Return	(1.54)%	2.33%	15.74%	5.14%	(5.04)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$32,330	$53,957	$62,760	$61,602	$70,110
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.40)%	(0.82)%	(1.13)%	(1.14)%	(1.14)%
Operating expenses including reimbursement/waiver	1.41%	1.39%	1.39%	1.38%	1.45	%(c)
Operating expenses excluding reimbursement/waiver	1.41%	1.39%	1.39%	1.38%	1.45%
Portfolio Turnover Rate	349%	607%	1,797%	574%	387%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2011, the expense limitation agreement expired.

December 31, 2015	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.30	$25.96	$24.92	$24.62	$26.19
Income/(Loss) from Operations:
Net investment loss(b)	(0.22)	(0.35)	(0.43)	(0.43)	(0.41)
Net realized and unrealized gain/(loss) on investments	(0.29)	0.82	4.16	1.58	(1.03)

Total from Investment Operations	(0.51)	0.47	3.73	1.15	(1.44)

Less Distributions:
From capital gains	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Total Distributions	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.64)	(0.66)	1.04	0.30	(1.57)

Net Asset Value, End of Period	$24.66	$25.30	$25.96	$24.92	$24.62

Total Return(c)	(2.02)%	1.84%	15.11%	4.67%	(5.49)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$38,989	$59,769	$109,402	$112,734	$161,901
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.89)%	(1.38)%	(1.63)%	(1.65)%	(1.58)%
Operating expenses including reimbursement/waiver	1.91%	1.88%	1.89%	1.88%	1.94	%(d)
Operating expenses excluding reimbursement/waiver	1.91%	1.88%	1.89%	1.88%	1.94%
Portfolio Turnover Rate	349%	607%	1,797%	574%	387%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	115	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$24.63	$25.42	$24.55	$24.39	$26.06
Income/(Loss) from Operations:
Net investment loss(b)	(0.33)	(0.44)	(0.54)	(0.53)	(0.53)
Net realized and unrealized gain/(loss) on investments	(0.27)	0.78	4.10	1.54	(1.01)

Total from Investment Operations	(0.60)	0.34	3.56	1.01	(1.54)

Less Distributions:
From capital gains	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Total Distributions	(0.13)	(1.13)	(2.69)	(0.85)	(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.73)	(0.79)	0.87	0.16	(1.67)

Net Asset Value, End of Period	$23.90	$24.63	$25.42	$24.55	$24.39

Total Return(c)	(2.44)%	1.36%	14.65%	4.14%	(5.90)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$56,018	$85,792	$96,193	$115,442	$139,604
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.34)%	(1.76)%	(2.09)%	(2.09)%	(2.04)%
Operating expenses including reimbursement/waiver	2.36%	2.34%	2.34%	2.32%	2.39	%(d)
Operating expenses excluding reimbursement/waiver	2.36%	2.34%	2.34%	2.32%	2.39%
Portfolio Turnover Rate	349%	607%	1,797%	574%	387%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2011, the expense limitation agreement expired.

December 31, 2015	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$26.04	$26.57	$25.35	$24.92	$26.37
Income/(Loss) from Operations:
Net investment loss(c)	(0.11)	(0.22)	(0.31)	(0.29)	(0.28)
Net realized and unrealized gain/(loss) on investments	(0.30)	0.82	4.25	1.57	(1.04)

Total from Investment Operations	(0.41)	0.60	3.94	1.28	(1.32)

Less Distributions:
From capital gains	(0.13)	(1.13)	(2.72)	(0.85)	(0.13)

Total Distributions	(0.13)	(1.13)	(2.72)	(0.85)	(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.54)	(0.53)	1.22	0.43	(1.45)

Net Asset Value, End of Period	$25.50	$26.04	$26.57	$25.35	$24.92

Total Return	(1.58)%	2.30%	15.70%	5.13%	(5.00)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$332,214	$521,267	$509,404	$447,928	$288,948
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.44)%	(0.85)%	(1.16)%	(1.11)%	(1.08)%
Operating expenses including reimbursement/waiver	1.46%	1.44%	1.43%	1.37%	1.44	%(d)
Operating expenses excluding reimbursement/waiver	1.46%	1.44%	1.43%	1.37%	1.44%
Portfolio Turnover Rate	349%	607%	1,797%	574%	387%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	117	December 31, 2015

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Investor Class
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$21.11	$21.07	$20.21	$27.02		$25.00
Income/(Loss) from Operations:
Net investment loss(d)	(0.26)	(0.18)	(0.22)	(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	(2.20)	0.22	2.04	(6.58)		2.61

Total from Investment Operations	(2.46)	0.04	1.82	(6.81)		2.41

Less Distributions:
From investment income	—	—	(0.95)	—		(0.39)
From return of capital	—	—	(0.01)	—		(0.00	)(e)

Total Distributions	—	—	(0.96)	—		(0.39)

Net Increase/(Decrease) in Net Asset Value	(2.46)	0.04	0.86	(6.81)		2.02

Net Asset Value, End of Period	$18.65	$21.11	$21.07	$20.21		$27.02

Total Return	(11.65)%	0.19%	9.04%	(25.20)%		9.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,459	$18,418	$24,649	$22,093		$48,141
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.33)%	(0.89)%	(1.03)%	(0.93)%		(0.74)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.28%	1.82%	1.77%	1.70	%(f)	1.87%
Operating expenses excluding reimbursement/waiver	2.28%	1.82%	1.77%	1.70%		1.90%
Portfolio Turnover Rate	44%	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) The Fund began offering Investor Class shares on January 3, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Effective May 1, 2012, the expense limitation agreement expired.

December 31, 2015	118	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Institutional Class
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$21.32	$21.20	$20.33	$27.06		$25.00
Income/(Loss) from Operations:
Net investment loss(d)	(0.19)	(0.11)	(0.14)	(0.14)		(0.12)
Net realized and unrealized gain/(loss) on investments	(2.22)	0.23	2.03	(6.59)		2.61

Total from Investment Operations	(2.41)	0.12	1.89	(6.73)		2.49

Less Distributions:
From investment income	—	—	(1.01)	—		(0.43)
From return of capital	—	—	(0.01)	—		(0.00	)(e)

Total Distributions	—	—	(1.02)	—		(0.43)

Net Increase/(Decrease) in Net Asset Value	(2.41)	0.12	0.87	(6.73)		2.06

Net Asset Value, End of Period	$18.91	$21.32	$21.20	$20.33		$27.06

Total Return	(11.35)%	0.57%	9.36%	(24.87)%		9.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,049	$19,801	$29,198	$49,467		$66,255
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.96)%	(0.54)%	(0.68)%	(0.57)%		(0.46)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.91%	1.46%	1.41%	1.35	%(f)	1.52%
Operating expenses excluding reimbursement/waiver	1.91%	1.46%	1.41%	1.35%		1.55%
Portfolio Turnover Rate	44%	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) The Fund began offering Institutional Class shares on January 3, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Effective May 1, 2012, the expense limitation agreement expired.

See Notes to Financial Statements	119	December 31, 2015

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class C
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$20.80	$20.89	$20.04	$26.95		$28.49
Income/(Loss) from Operations:
Net investment loss(d)	(0.42)	(0.30)	(0.34)	(0.36)		(0.25)
Net realized and unrealized gain/(loss) on investments	(2.11)	0.21	2.01	(6.55)		(0.97)

Total from Investment Operations	(2.53)	(0.09)	1.67	(6.91)		(1.22)

Less Distributions:
From investment income	—	—	(0.81)	—		(0.32)
From return of capital	—	—	(0.01)	—		(0.00	)(e)

Total Distributions	—	—	(0.82)	—		(0.32)

Net Increase/(Decrease) in Net Asset Value	(2.53)	(0.09)	0.85	(6.91)		(1.54)

Net Asset Value, End of Period	$18.27	$20.80	$20.89	$20.04		$26.95

Total Return(f)	(12.16)%	(0.43)%	8.38%	(25.61)%		(4.32	)%(g)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,825	$3,521	$4,798	$5,540		$5,180
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(2.20)%	(1.49)%	(1.62)%	(1.52)%		(1.40	)%(h)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	3.10%	2.41%	2.36%	2.31	%(i)	2.47	%(h)
Operating expenses excluding reimbursement/waiver	3.10%	2.41%	2.36%	2.31%		2.49	%(h)
Portfolio Turnover Rate	44%	41%	59%	90%		39	%(j)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) The Fund began offering Class C shares on May 4, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Total return does not reflect the effect of sales charges.

(g) Not Annualized.

(h) Annualized.

(i) Effective May 1, 2012, the expense limitation agreement expired.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2015	120	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Advisor Class
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)(c)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(d)
Net Asset Value, Beginning of Period	$21.22	$21.12	$20.27	$26.99		$26.66
Income/(Loss) from Operations:
Net investment loss(e)	(0.25)	(0.12)	(0.15)	(0.13)		(0.01)
Net realized and unrealized gain/(loss) on investments	(2.16)	0.22	2.03	(6.59)		0.70

Total from Investment Operations	(2.41)	0.10	1.88	(6.72)		0.69

Less Distributions:
From investment income	—	—	(1.02)	—		(0.36)
From return of capital	—	—	(0.01)	—		(0.00	)(f)

Total Distributions	—	—	(1.03)	—		(0.36)

Net Increase/(Decrease) in Net Asset Value	(2.41)	0.10	0.85	(6.72)		0.33

Net Asset Value, End of Period	$18.81	$21.22	$21.12	$20.27		$26.99

Total Return	(11.36)%	0.47%	9.32%	(25.12)%		2.91	%(g)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,829	$14,343	$50,007	$34,297		$1,728
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.27)%	(0.59)%	(0.70)%	(0.56)%		(0.27	)%(h)
Operating expenses including reimbursement/waiver	2.17%	1.51%	1.44%	1.37	%(i)	1.52	%(h)
Operating expenses excluding reimbursement/waiver	2.17%	1.51%	1.44%	1.37%		3.19	%(h)
Portfolio Turnover Rate	44%	41%	59%	90%		39	%(j)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

(d) The Fund began offering Advisor Class shares on December 7, 2011.

(e) Per share amounts are based upon average shares outstanding.

(f) Amount represents less than $0.01 per share.

(g) Not Annualized.

(h) Annualized.

(i) Effective May 1, 2012, the expense limitation agreement expired.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	121	December 31, 2015

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class Z
	Year Ended December 31, 2015(a)(b)	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$21.31	$21.17	$20.31	$27.03		$25.00
Income/(Loss) from Operations:
Net investment loss(d)	(0.24)	(0.10)	(0.13)	(0.14)		(0.02)
Net realized and unrealized gain/(loss) on investments	(2.17)	0.24	2.03	(6.58)		2.49

Total from Investment Operations	(2.41)	0.14	1.90	(6.72)		2.47

Less Distributions:
From investment income	—	—	(1.03)	—		(0.44)
From return of capital	—	—	(0.01)	—		(0.00	)(e)

Total Distributions	—	—	(1.04)	—		(0.44)

Net Increase/(Decrease) in Net Asset Value	(2.41)	0.14	0.86	(6.72)		2.03

Net Asset Value, End of Period	$18.90	$21.31	$21.17	$20.31		$27.03

Total Return	(11.31)%	0.66%	9.41%	(24.86)%		9.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,288	$3,920	$6,626	$5,756		$10,798
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.22)%	(0.49)%	(0.63)%	(0.56)%		(0.06)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.12%	1.41%	1.36%	1.33	%(f)	1.44%
Operating expenses excluding reimbursement/waiver	2.12%	1.41%	1.36%	1.33%		1.45%
Portfolio Turnover Rate	44%	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) The Fund began offering Class Z shares on January 3, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Effective May 1, 2012, the expense limitation agreement expired.

December 31, 2015	122	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust has 23 registered funds. This annual report describes 8 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights relate to the Forward Credit Analysis Long/Short Fund (“Credit Analysis Long/Short Fund”), the Forward Dynamic Income Fund (“Dynamic Income Fund”), the Forward EM Corporate Debt Fund (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), and the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”).

The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, variable rate demand notes including tender option bonds, floating rate or zero coupon securities and nonconvertible preferred securities that are actively traded in the public markets. The Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the Russell 3000 Index by investing primarily in the equity securities of dividend paying companies located within the United States. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in a portfolio of fixed income securities of companies located in emerging market countries. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market companies. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Tactical Growth Fund seeks to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of ETFs and futures on securities indices providing exposure to U.S. and non U.S. issuers. The Commodity Long/Short Strategy Fund seeks long term total return and employs an investment approach that makes both long and short investments in the commodity markets.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Credit Analysis Long/Short Fund and the Commodity Long/Short Strategy Fund are each classified as a non-diversified fund under the 1940 Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2015.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask prices for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid

123	December 31, 2015

Notes to Financial Statements

and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment

December 31, 2015	124

Notes to Financial Statements

company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2015, the EM Corporate Debt Fund held securities sold short with a value of $3,508,644. No other Funds held securities sold short as of December 31, 2015.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

125	December 31, 2015

Notes to Financial Statements

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2015:

Investments in Securities	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Municipal Bonds(a)	—	$89,472,296	—	$89,472,296
U.S. Treasury Bonds & Notes	—	2,999,070	—	2,999,070
Short-Term Securities	—	17,027,349	—	17,027,349

Total	—	$109,498,715	—	$109,498,715

Dynamic Income Fund
Common Stocks(a)	$9,481,165	—	—	$9,481,165
Limited Partnerships(a)	362,576	—	—	362,576

Total	$9,843,741	—	—	$9,843,741

EM Corporate Debt Fund
Foreign Government Obligations(a)	—	$7,989,947	—	$7,989,947
Asset-Backed Securities(a)	—	7,489,754	—	7,489,754
Corporate Bonds(a)	—	147,619,516	—	147,619,516

Total	—	$163,099,217	—	$163,099,217

Emerging Markets Fund
Common Stocks(a)	$18,427,244	$—	—	$18,427,244
Participation Notes(a)	—	2,605,968	—	2,605,968
Preferred Stocks(a)	604,793	—	—	604,793
Warrants(a)	3,307	—	—	3,307

Total	$19,035,344	$2,605,968	—	$21,641,312

International Dividend Fund
Common Stocks(a)	$205,021,017	$—	—	$205,021,017
Participation Notes(a)	—	7,869,584	—	7,869,584
Preferred Stocks(a)	5,152,941	—	—	5,152,941
Warrants(a)	184,955	—	—	184,955
Collateralized Mortgage Obligations(a)	—	1,881,077	—	1,881,077
Corporate Bonds(a)	—	6,515,100	—	6,515,100

Total	$210,358,913	$16,265,761	—	$226,624,674

December 31, 2015	126

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
International Small Companies Fund
Common Stocks(a)	$172,282,871	—	—	$172,282,871
Exchange-Traded Funds(a)	10,834,155	—	—	10,834,155
Preferred Stocks(a)	1,257,637	—	—	1,257,637

Total	$184,374,663	—	—	$184,374,663

Tactical Growth Fund
Exchange-Traded Funds	$296,882,935	—	—	$296,882,935

Total	$296,882,935	—	—	$296,882,935

Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$4,577,939	—	$4,577,939

Total	—	$4,577,939	—	$4,577,939

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Assets
Futures Contracts	$27,124	—	—	$27,124
Liabilities
Futures Contracts	(3,419)	—	—	(3,419)

Total	$23,705	—	—	$23,705

EM Corporate Debt Fund
Assets
Forward Currency Contracts	—	$301,295	—	$301,295
Liabilities
Securities Sold Short
Corporate Bonds	—	(3,508,644)	—	(3,508,644)

Total	—	$(3,207,349)	—	$(3,207,349)

Emerging Markets Fund
Liabilities
Futures Contracts	$(27,081)	—	—	$(27,081)

Total	$(27,081)	—	—	$(27,081)

International Dividend Fund
Liabilities
Futures Contracts	$(72,164)	—	—	$(72,164)

Total	$(72,164)	—	—	$(72,164)

Commodity Long/Short Strategy Fund
Assets
Futures Contracts	$723,050	—	—	$723,050
Liabilities
Futures Contracts	(379,494)	—	—	(379,494)

Total	$343,556	—	—	$343,556

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as short sales, forward currency contracts and futures contracts.

127	December 31, 2015

Notes to Financial Statements

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2015 the only transfers of securities from Level 2 to Level 1 were for the International Dividend Fund and the International Small Companies Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor at December 31, 2014. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. No other Funds had transfers from Level 1 and Level 2 securities.

As of December 31, 2015, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

December 31, 2015	128

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Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/ (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/ (loss) in the Statement of Operations. As of December 31, 2015, the EM Corporate Debt Fund held forward currency contracts and has disclosed the details in the portfolio of investments. No other Funds held forward currency contracts as of December 31, 2015.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

129	December 31, 2015

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As of December 31, 2015, the Funds had outstanding unrealized gain/(loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 12/31/15
Credit Analysis Long/Short Fund	$23,705
Emerging Markets Fund	(27,081)
International Dividend Fund	(72,164)
Commodity Long/Short Strategy Fund	343,556

No other Funds held futures contracts as of December 31, 2015.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options as of December 31, 2015.

Written option activity for the year ended December 31, 2015 was as follows:

	Written Put Options
Tactical Growth Fund	Number Of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2014	(2,500)	$(493,750)

Options written	—	—
Options exercised or closed	2,500	493,750
Options expired	—	—

Outstanding, December 31, 2015	—	$—

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in

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exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

131	December 31, 2015

Notes to Financial Statements

During the year ended December 31, 2015, the EM Corporate Debt Fund and the Commodity Long/Short Strategy Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. The Funds held no swap agreements as of December 31, 2015.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2015(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value		Liabilities Derivatives Balance Sheet Location	Fair Value
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)	Variation margin receivable	$27,124	(b)	Variation margin payable	$3,419	(b)

Total		$27,124			$3,419

EM Corporate Debt Fund
Foreign Exchange Contracts (Forward Currency Contracts)	Unrealized gain on forward contracts	$301,295			—

Total		$301,295			—

Emerging Markets Fund
Equity Contracts (Warrants)	Investments, at value	$3,307			$—
Equity Contracts (Futures Contracts)		—		Variation margin payable	27,081	(b)

Total		$3,307			$27,081

International Dividend Fund
Equity Contracts (Warrants)	Investments, at value	$184,955			$—
Equity Contracts (Futures Contracts)		—		Variation margin payable	72,164	(b)

Total		$184,955			$72,164

Commodity Long/Short Strategy Fund
Commodity Contracts (Futures Contracts)	Variation margin receivable	$723,050	(b)	Variation margin payable	$379,494	(b)

Total		$723,050			$379,494

(a) For open derivative instruments as of December 31, 2015, see the Portfolio of Investments. At December 31, 2015, the percentage of the fair value of derivatives to net assets (“derivative activity”) for the EM Corporate Debt Fund (Forward Currency Contracts) and Commodity Long/Short Strategy Fund (Swaps) was 4.69% higher and 1.59% lower, respectively than the Funds’ average month-end derivative activity during the year. The Portfolio of Investments is representative of the derivative activity for the year ended December 31, 2015 for the other Funds included in the table above. Derivative activity for the Dynamic Income Fund (Futures Contracts), International Small Companies Fund (Rights) and Tactical Growth Fund (Purchased and Written Options) was not significant during the year ended December 31, 2015.

(b) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

December 31, 2015	132

Notes to Financial Statements

The gains/losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts	$397,369	$322,427

Total		$397,369	$322,427

Dynamic Income Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts	$(1,243,711)	$3,297

Total		$(1,243,711)	$3,297

EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation on swap contracts	$(257,722)	$278,148
Foreign Exchange Contracts (Forward Currency Contracts)	Net change in unrealized appreciation on forward currency contracts and translation of assets and liabilities in foreign currency transactions	—	301,295

Total		$(257,722)	$579,443

Emerging Markets Fund
Equity Contracts (Warrants)	Net change in unrealized appreciation/(depreciation) on investments	$—	$3,307
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	(146,253)	(27,081)

Total		$(146,253)	$(23,774)

International Dividend Fund
Equity Contracts (Warrants)	Net change in unrealized appreciation/(depreciation) on investments	$—	$184,955
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	(73,911)	(35,230)

Total		$(73,911)	$149,725

International Small Companies Fund
Equity Contracts (Rights)	Net realized gain/(loss) on investments	$1,351	—

Total		$1,351	—

Tactical Growth Fund
Equity Contracts (Options Purchased)	Net realized loss on investments/Net change in unrealized depreciation on investments	$441,750	$(3,206,250)
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized appreciation on written option contracts	291,250	1,193,750

Total		$733,000	$(2,012,500)

133	December 31, 2015

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Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Commodity Long/Short Strategy Fund
Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$508,843	$343,556
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(2,636,406)	(4,280,022)

Total		$(2,127,563)	$(3,936,466)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of setoff that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2015:

Offsetting of Financial Assets and Derivative Assets(a)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received (b)	Net Amount
EM Corporate Debt Fund
Foreign Exchange Contracts (Forward Currency Contracts)	$301,295	$—	$301,295	$—	$—	$301,295

Total	$301,295	$—	$301,295	$—	$—	$301,295

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the

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market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2015, the Emerging Markets Fund and the International Dividend Fund held warrants with a market value of $3,307 and $184,955, respectively. No other Funds held warrants as of December 31, 2015.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Commodity Long/Short Strategy Fund and the Fund’s wholly-owned subsidiary, the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to rules enacted by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations are in effect with respect to this Fund. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase the Fund’s expenses, adversely affecting its total return.

Leverage: The Dynamic Income Fund, the EM Corporate Debt Fund and the International Dividend Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Dynamic Income Fund, the EM Corporate Debt Fund and the International Dividend Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR for borrowing under these agreements.

The International Dividend Fund also maintains a separate line of credit with Société Générale. For borrowings under this agreement, the Fund is charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

The Dynamic Income Fund did not borrow under its line of credit agreement during the year ended December 31, 2015. The EM Corporate Debt Fund and the International Dividend Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of December 31, 2015, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
EM Corporate Debt Fund	$92,408,546	$74,580
International Dividend Fund	77,646,937	25,297,781

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2015 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
EM Corporate Debt Fund	1.402%	$19,287,460
International Dividend Fund	1.316%	25,969,855

Investments in a Wholly-Owned Subsidiary: The Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Forward Management acts as Investment Advisor to the Fund and to the Subsidiary. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked

135	December 31, 2015

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notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Commodity Long/Short Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on October 12, 2010 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of December 31, 2015, net assets of the Commodity Long/Short Strategy Fund were $15,450,012 of which $3,317,318 or 21.47% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Commodity Long/Short Strategy Fund and its Subsidiary.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Commodity Long/Short Strategy Fund, the Emerging Markets Fund, the International Small Companies Fund and the Tactical Growth Fund; quarterly for the Credit Analysis Long/Short Fund and the EM Corporate Debt Fund; and monthly for the Dynamic Income Fund and the International Dividend Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the Real Estate Investment Trusts (“REITs”), the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Long/Short Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

December 31, 2015	136

Notes to Financial Statements

As of and during the year ended December 31, 2015, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2015 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

On June 9, 2015, Forward Management was acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments. Subsequent to the acquisition, Forward Management continues to act as the investment advisor of the Funds as a wholly owned subsidiary of Salient pursuant to a new investment management contract, which is substantially identical to the terms of the Funds’ previous investment management agreement, approved by the shareholders of each Fund and the Board of Trustees. Pursuant to this new investment management agreement, Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2015, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Credit Analysis Long/Short Fund	1.00%

Dynamic Income Fund	0.80%

EM Corporate Debt Fund	0.70% up to and including $500 million
0.64% over $500 million up to and including $1 billion
0.58% over $1 billion up to and including $5 billion
0.52% over $5 billion

Emerging Markets Fund	1.05%

International Dividend Fund	0.85% up to and including $250 million
0.75% over $250 million up to and including $1 billion
0.65% over $1 billion

137	December 31, 2015

Notes to Financial Statements

Fund	Advisory Fee
International Small Companies Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

Commodity Long/Short Strategy Fund	1.00%(a)

(a) The Commodity Long/Short Strategy Fund may invest a portion of its assets in a separate wholly-owned Cayman subsidiary. The Subsidiary has entered into a separate advisory agreement with Forward Management for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is effective.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pacific Investment Management Company LLC (“PIMCO”) for the Credit Analysis Long/Short Fund; Pictet Asset Management Limited (“PAM Ltd”) for the International Small Companies Fund and Broadmark Asset Management, LLC for the Tactical Growth Fund (each a “Sub-Advisor” and collectively, the “Sub- Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2015, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
Credit Analysis Long/Short Fund	0.50%

International Small Companies Fund	0.60% up to and including $250 million
0.575% over $250 million up to and including $500 million
0.55% over $500 million up to and including $1 billion
0.525% over $1 billion

Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Prior to June 9, 2015, the Trust and Forward Management had entered into an investment sub-advisory agreement with SW Asset Management, LLC (“SW”) for the EM Corporate Debt Fund. Pursuant to the agreement for the EM Corporate Debt Fund, SW provided sub-advisory services to the Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the annual rate of 0.35% of the Fund’s average daily net assets. Effective June 9, 2015, the Trust and Forward Management terminated their sub-advisory agreement with SW, and the Fund is now advised solely by Forward Management. Additionally, effective June 9, 2015, David C. Hinman, formerly of SW and a portfolio manager of the EM Corporate Debt Fund since February 2011, became an employee of Forward Management. Mr. Hinman will continue to manage the Fund’s portfolio.

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, expenses of a subsidiary and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	End Date
Credit Analysis Long/Short Fund	1.79%	1.44%	1.94%	2.39%	1.49%	April 30, 2017
Dynamic Income Fund	1.34%	0.99%	1.49%	N/A	N/A	April 30, 2017
Emerging Markets Fund	1.74%	1.39%	N/A	N/A	1.44%	April 30, 2017
International Dividend Fund	1.34%	0.99%	1.49%	1.94%	1.04%	April 30, 2017
International Small Companies Fund	1.64%	1.29%	N/A	N/A	1.34%	April 30, 2017

December 31, 2015	138

Notes to Financial Statements

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Credit Analysis Long/Short Fund
Investor Class	$—	$47,548	$47,548
Institutional Class	—	15,747	15,747
Class A	—	2,312	2,312
Class C	—	4,586	4,586
Advisor Class	—	4,610	4,610
Dynamic Income Fund
Investor Class	9,449	—	9,449
Institutional Class	109,425	—	109,425
Class A	58,731	—	58,731
Emerging Markets Fund
Investor Class	38,230	—	38,230
Institutional Class	60,201	—	60,201
Advisor Class	7,932	—	7,932
International Dividend Fund
Investor Class	147,383	—	147,383
Institutional Class	155,318	—	155,318
Class A	6,637	—	6,637
Class C	16,868	—	16,868
Advisor Class	75,388	—	75,388
International Small Companies Fund
Investor Class	14,293	—	14,293
Institutional Class	63,879	—	63,879
Advisor Class	1,265	—	1,265

As of December 31, 2015, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2013	2014	2015	Total
Credit Analysis Long/Short Fund
Investor Class	$301,374	$8,683	$—	$310,057
Institutional Class	175,905	14,437	—	190,342
Class A	17,632	933	—	18,565
Class C	28,340	2,245	—	30,585
Advisor Class	78,496	2,354	—	80,850
Dynamic Income Fund
Investor Class	—	—	9,449	9,449
Institutional Class	38,986	56,508	109,425	204,919
Class A	3,564	4,657	58,731	66,952

139	December 31, 2015

Notes to Financial Statements

Fund	2013	2014	2015	Total
EM Corporate Debt Fund
Investor Class	$37,188	$23,536	$—	$60,724
Institutional Class	—	2,142	—	2,142
Class C	—	152	—	152
Advisor Class	—	—	—	—
Emerging Markets Fund
Investor Class	47,816	37,897	38,230	123,943
Institutional Class	40,248	52,485	60,201	152,934
Advisor Class	7,156	11,438	7,932	26,526
International Dividend Fund
Investor Class	116,683	127,872	147,383	391,938
Institutional Class	109,960	96,320	155,318	361,598
Class A	1,569	3,759	6,637	11,965
Class C	4,613	9,852	16,868	31,333
Advisor Class	48,182	88,453	75,388	212,023
International Small Companies Fund
Investor Class	—	6,763	14,293	21,056
Institutional Class	—	37,473	63,879	101,352
Advisor Class	—	2,065	1,265	3,330

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Credit Analysis Long/Short Fund	0.25%	0.35%	0.75%
Dynamic Income Fund	0.25%	0.35%	N/A
EM Corporate Debt Fund	0.25%	N/A	0.75%
Emerging Markets Fund	0.25%	N/A	N/A
International Dividend Fund	0.25%	0.35%	0.75%
International Small Companies Fund	0.25%	N/A	N/A
Tactical Growth Fund	0.25%	0.35%	0.75%
Commodity Long/Short Strategy Fund	0.25%	N/A	0.75%

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
Credit Analysis Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Dynamic Income Fund	0.15%	0.05%	0.20%	N/A	N/A
EM Corporate Debt Fund	0.15%	0.05%	N/A	0.25%	0.10%
Emerging Markets Fund	0.15%	0.05%	N/A	N/A	0.10%
International Dividend Fund	0.15%	0.05%	0.20%	0.25%	0.10%
International Small Companies Fund	0.15%	0.05%	N/A	N/A	0.10%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Commodity Long/Short Strategy Fund	0.15%	0.05%	N/A	0.25%	0.10%

December 31, 2015	140

Notes to Financial Statements

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Forward Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2015, there were twelve Trustees, ten of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”), and no Advisory Board Members. The Funds pay Independent Trustees and Advisory Board Members a retainer fee in the amount of $35,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee receive a special retainer fee in the amount of $25,000, $12,500 and $7,500, respectively per year (prior to April 1, 2015, the Chairman of the Board of Trustees received a special retainer fee in the amount of $15,000). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees and Advisory Board Members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee or an Advisory Board Member, including for the transportation and other expenses that they incur in attending meetings.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers, Trustees and Advisory Board Members are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2015, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Credit Analysis Long/Short Fund	$150,227,737	$151,665,542
Dynamic Income Fund	148,620,711	157,155,893
EM Corporate Debt Fund	129,528,436	331,073,153
Emerging Markets Fund	22,240,457	9,500,334
International Dividend Fund	375,896,101	429,879,386
International Small Companies Fund	126,705,915	121,225,464
Tactical Growth Fund	1,380,158,006	1,730,633,714
Commodity Long/Short Strategy Fund	4,294,240	32,589,845

141	December 31, 2015

Notes to Financial Statements

Investment transactions in U.S. Government Obligations for the year ended December 31, 2015 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Credit Analysis Long/Short Fund	$12,505,052	$9,501,263
Commodity Long/Short Strategy Fund	7,691,436	16,746,000

8. Tax Basis Information

Reclassifications: At December 31, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, the treatment of net investment loss and the treatment of certain other investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Dynamic Income Fund	$(9,292)	$(109,840)	$119,132
EM Corporate Debt Fund	—	(1,762,957)	1,762,957
Emerging Markets Fund	—	(34,305)	34,305
International Dividend Fund	(6)	715,630	(715,624)
International Small Companies Fund	—	1,017,418	(1,017,418)
Tactical Growth Fund	(4,253,361)	4,253,361	—
Commodity Long/Short Strategy Fund	(2,579,980)	514,590	2,065,390

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Fund	Amount
Tactical Growth Fund	$4,253,361
Commodity Long/Short Strategy Fund	272,681

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to partnerships, deferral of losses on wash sales and realization of unrealized gains/(losses) on investments in passive foreign investment companies for tax purposes. As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/( depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Credit Analysis Long/Short Fund	$106,636,410	$3,631,981	$(769,676)	$2,862,305
Dynamic Income Fund	10,496,023	76,304	(728,586)	(652,282)
EM Corporate Debt Fund	193,455,124	3,085,747	(33,441,654)	(30,355,907)
Emerging Markets Fund	23,205,749	778,736	(2,343,173)	(1,564,437)
International Dividend Fund	228,299,922	23,050,560	(24,725,808)	(1,675,248)
International Small Companies Fund	157,627,998	33,103,298	(6,356,633)	26,746,665
Tactical Growth Fund	286,785,503	10,111,442	(14,010)	10,097,432
Commodity Long/Short Strategy Fund	4,615,519	7,402	(44,982)	(37,580)

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward

December 31, 2015	142

Notes to Financial Statements

for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2016(a)	Expiring in 2017(a)	Short-Term(b)	Long-Term(b)
Credit Analysis Long/Short Fund	$—	$—	$66,573,755	$26,542,327
Dynamic Income Fund	—	—	1,345,012	766,982
EM Corporate Debt Fund	—	51,786	18,016,816	25,854,119
Emerging Markets Fund	—	—	1,485,471	194,763
International Dividend Fund(c)	—	2,145,728	29,543,518	9,264,704
International Small Companies Fund	11,479,558	179,253,577	—	—
Tactical Growth Fund	—	—	2,141,920	401,906
Commodity Long/Short Strategy Fund	—	—	293,609	259,464
(a) Capital losses incurred prior to December 31, 2010 under pre-enactment law.

(b) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

(c) Subject to limitations under §382 of the Code.

Capital loss carryovers used during the year ended December 31, 2015 were:

Fund	Amount
Credit Analysis Long/Short Fund	$(1,722,693)
International Small Companies Fund	(9,870,849)
Commodity Long/Short Strategy Fund	(13,242)

The Funds elect to defer to the period ending December 31, 2016 capital losses and late year ordinary losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Credit Analysis Long/Short Fund	$25,587	$—
Dynamic Income Fund	—	923
EM Corporate Debt Fund	6,837,614	—
Emerging Markets Fund	758,678	—
International Dividend Fund	9,298,544	—
International Small Companies Fund	166,895	40,126
Commodity Long/Short Strategy Fund	20,193	—

Tax Basis of Distributable Earnings: At December 31, 2015 the following components of accumulated earnings on a tax basis were as follows:

	Credit Analysis Long/Short Fund	Dynamic Income Fund	EM Corporate Debt Fund	Emerging Markets Fund
Post-October losses	$(25,587)	$—	$(6,837,614)	$(758,678)
Late year ordinary losses	—	(923)	—	—
Accumulated capital loss carryforwards	(93,116,082)	(2,111,994)	(43,922,721)	(1,680,234)
Undistributed ordinary income	35,702	—	343,813	56,297
Net unrealized appreciation/(depreciation) on foreign currency, forward currency contracts and futures contracts	23,705	(243)	273,761	(28,897)
Net unrealized appreciation/(depreciation) on investments	2,862,305	(652,282)	(30,355,907)	(1,564,437)
Other cumulative effect of timing differences	(23,706)	—	(301,295)	26,895

Total distributable earnings	$(90,243,663)	$(2,765,442)	$(80,799,963)	$(3,949,054)

143	December 31, 2015

Notes to Financial Statements

	International Dividend Fund	International Small Companies Fund	Tactical Growth Fund	Commodity Long/Short Strategy Fund
Post-October losses	$(9,298,544)	$(166,895)	$—	$(20,193)
Late year ordinary losses	—	(40,126)	—	—
Accumulated capital loss carryforwards	(40,953,950)	(190,733,135)	(2,543,826)	(553,073)
Undistributed ordinary income	757,024	32,982	—	—
Net unrealized appreciation/(depreciation) on foreign currency and futures contracts	(79,851)	(8,241)	—	343,556
Net unrealized appreciation/(depreciation) on investments	(1,675,248)	26,746,665	10,097,432	(37,580)
Other cumulative effect of timing differences	72,163	209	1	—

Total distributable earnings	$(51,178,406)	$(164,168,541)	$7,553,607	$(267,290)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Credit Analysis Long/Short Fund	$3,085,073	$—	$—
Dynamic Income Fund	2,205,248	—	197,736
EM Corporate Debt Fund	19,793,746	—	—
Emerging Markets Fund	95,000	—	—
International Dividend Fund	12,650,793	—	—
International Small Companies Fund	1,850,003	—	—
Tactical Growth Fund	—	3,005,014	—

The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Credit Analysis Long/Short Fund	$2,780,506	$—	—
Dynamic Income Fund	914,757	—	—
EM Corporate Debt Fund	24,413,825	—	—
Emerging Markets Fund	240,000	—	—
International Dividend Fund	19,229,906	—	—
International Small Companies Fund	1,150,004	—	—
Tactical Growth Fund	19,810,123	20,582,711	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

10. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2015. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to the EM Corporate Debt Fund only:

December 31, 2015	144

Notes to Financial Statements

At a meeting of the Board of Trustees of the Trust held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved, on behalf of the EM Corporate Debt Fund: (i) changes to the EM Corporate Debt Fund’s principal investment strategies and principal risks; and (ii) a change to the EM Corporate Debt Fund’s portfolio management team. The changes are effective on January 4, 2016.

The following information applies to the Commodity Long/Short Strategy Fund only:

Effective January 18, 2016, Class Z shares of the Commodity Long/Short Strategy Fund were fully liquidated.

The following Trustee and Officers Fees’ information applies to all Funds:

At a meeting of the Board of Trustees of the Trust held on January 26, 2016, the Trustees, including all of the Trusteed who are not “interested person” of the Trust (as that term is defined in the 1940 Act), approved on behalf of the

Trust an updated structure of compensation that will be effective for the fiscal year ending December 31, 2016. The Funds pay Independent Trustees and Advisory Board Members a retainer fee in the amount of $60,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2015. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

145	December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

We have audited the accompanying statements of assets and liabilities of Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Small Companies Fund and Forward Tactical Growth Fund and consolidated statement of assets and liabilities of Forward Commodity Long/Short Strategy Fund (collectively, the “Funds”), including the portfolios of investments and consolidated portfolio of investments of Forward Commodity Long/Short Strategy Fund as of December 31, 2015, and the related statements of operations, changes in net assets and financial highlights and consolidated statements of operations, changes in net assets and financial highlights of Forward Commodity Long/Short Strategy Fund for the year then ended. These financial statements and financial highlights and consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights and consolidated financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights and consolidated statements of changes and financial highlights of Forward Commodity Long/Short Fund for the periods ended December 31, 2014 and prior were audited by other auditors whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial statements and financial highlights and consolidated financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and consolidated financial statement sand financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2016

December 31, 2015	146

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Fund designates the amount listed below as long-term capital gain dividends:

Tactical Growth Fund	$3,005,014

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Dynamic Income Fund	23.32%
Emerging Markets Fund	100.00%
International Dividend Fund	61.77%
International Small Companies Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Dynamic Income Fund	20.94%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2015 and December 31, 2015, respectively.

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Fund	$32,409	$407,797
International Dividend Fund	1,134,487	14,333,935
International Small Companies Fund	269,742	4,111,552

The following Fund designates the percentage of dividends paid from net investment income listed below should be treated as tax-exempt dividends for the year ended December 31, 2015:

Credit Analysis Long/Short Fund	86.26%

Section 19 Notice

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dynamic Income Fund
Institutional Class	$1.416868	—	$0.127045	$1.543913	91.77%	—	8.23%	100.00%
Investor Class	$1.347149	—	$0.120794	$1.467943	91.77%	—	8.23%	100.00%
Class A	$1.312493	—	$0.117686	$1.430179	91.77%	—	8.23%	100.00%

147	December 31, 2015

Additional Company Information (Unaudited)

Management of Funds

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Forward Funds, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to2015) Forward Funds Trustee, President and Principal Executive Officer (since 2015)+	Managing Director of Salient (since 2002).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Forward Funds Trustee, Secretary (since 2015)+	President, Forward Securities, since 2015; Managing Director of Salient (since 2002).	30	None.

December 31, 2015	148

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Forward Funds Trustee (since 2012), Audit Committee Chairperson (since 2012)+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) (since 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds), (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Forward Funds Trustee (since 2012)+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	27	None.

149	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2009); Babson Funds (eleven funds) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association, (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Forward Funds Trustee (since 2009), Nominating Committee Chairperson (since 2010)+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2015	150

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Forward Funds Trustee (since 2015); Compliance Committee Chairperson (since 2016)+	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Forward Funds Trustee (since 1998), Chairman of the Board (since 2005)+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2010 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	27	Chairman and Director of SIFE Trust Fund (1978 to 2001).

G. Edward Powell Year of Birth: 1936	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC (2009 to 2012); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).

151	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	Donald O’Connor and DeWitt F. Bowman served as Independent Trustees of the Forward Funds during the fiscal year ended December 31, 2015. Mr. O’Connor served from January 1, 2015 through his resignation on September 30, 2015. Mr. Bowman served from January 1, 2015 through June 9, 2015, from which date he continued to serve on the Board as an independent Advisory Trustee until his retirement on December 31, 2015.

+	Mr. Mardikian has served as Trustee to the Forward Funds since May 1, 2005. However, beginning on the date indicated in the chart, Mr. Mardikian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Forward Trust effective July 1, 2005. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012 and elected by shareholders of the Trust as a Trustee effective June 9, 2015. Mr. Gambs was appointed as a Trustee effective December 31, 2012 and elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Blaisdell, Carroll, Harris, Johnson, and Schwinger and Ms. Bonding were each elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Powell and Radcliffe were each appointed as a Trustee effective September 22, 2015.

(1)	As of December 31, 2015, the Fund Complex consisted of all open-end funds in the Trusts (27) and all public closed-end funds for which the Advisor or an affiliate of the Advisor serves as investment advisor (3).

December 31, 2015	152

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth*	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (Since 2012) Forward Funds Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities; Chief Compliance Officer, Forward Management (since 2015) Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009 to 2010; US Compliance Manager, Barclays Global Investors (2005 to 2008).

Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Forward Funds Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).

Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Forward Funds Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management (since 2015); President, Forward Funds (2015); Secretary, Forward Funds, 2012 to 2015; Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle Year of Birth: 1949	Forward Funds Treasurer and Principal Financial Officer (Since 2006)	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Kathryn A. Burns Year of Birth: 1976	Forward Funds Assistant Treasurer (Since 2014)	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

*	Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Forward Funds or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

153	December 31, 2015

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2015	154

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

K&L Gates LLP

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Frontier Strategy Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001951 031017

FORWARD FUNDS Annual Report December 31, 2015
Forward Global Infrastructure Fund Forward International Real Estate Fund Forward Real Estate Fund Forward Real Estate Long/Short Fund Forward Select Income Fund Forward Select Opportunity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC.

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2015

1

Shareholder Update	December 31, 2015

A MESSAGE FROM:	John A. Blaisdell Chief Executive Officer

Dear Shareholder:

The importance of a diversified portfolio has never been more evident after a year of slow growth and high levels of volatility across markets globally. As we enter 2016, we anticipate investors may face many of the same concerns. We believe traditional stock and bond portfolios are generally not adaptive or resilient enough in challenging markets. At Salient, we have assembled portfolio management teams to oversee investment strategies designed to serve as the essential building blocks of efficient and effective portfolios.

A slowdown in growth, namely from China, reverberated through markets during the latter half of the year. Many of the gains in the U.S. equity market were erased by year-end and the falling price of oil was regularly in the headlines. These concerns did not dissuade the Federal Reserve in December from embarking on the first of several outlined interest rate increases. Investors had few safe havens in 2015, and 2016 is expected to generate similarly low returns.

In the second half of 2015, Salient completed the integration of Forward Management, LLC. After the acquisition in June, the combined firm aligned investment teams and strategies. Our platform includes over 50 investment professionals in offices located in Houston, San Francisco and Newport Beach. Products span a range of asset classes, including master limited partnerships (MLPs), real estate, fixed income, credit and managed futures. In November, we announced that the combined organization will operate as Salient and unveiled a new logo and branding that reflects qualities that we believe differentiate our firm. In 2016, we will unveil a redesigned SalientPartners.com website.

In closing, I want to thank you, our shareholders, for the opportunity to be your investment partner. We will strive to keep earning your trust as we continue to advance and evolve our capabilities.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

December 31, 2015	2

Shareholder Update	December 31, 2015

A MESSAGE FROM:	Lee Partridge, CAIA, CFA Chief Investment Officer

Dear Shareholder:

Markets ended 2015 with low returns across the board as a number of woes plagued investors. Many key data points demonstrate that the market is more pessimistic about growth than what the Federal Reserve’s decision to raise interest rates in December suggests. Growth concerns also plagued China and Europe, and along with the divergence of Central Bank policy, spawned headwinds for investors. As we enter 2016, we are faced with a number of challenges that will likely result in another year of low returns.

2015 Summary

The S&P 500 Index generated a 1.38% return in 2015, marking the worst year of performance since 2008. The gain was driven entirely by dividends paid to investors, which offset a modest price decline of -0.7%. Consumer discretionary stocks led the market, closing up 10.11% for the year, while consumer staple stocks increased 6.60%. Energy stocks were the biggest detractor (-21.12%) followed by materials stocks (-8.38%). Small cap stocks, as represented by the Russell 2000 Index, posted a -4.41% loss for the year.

The dollar advanced 9.26% versus a trade-weighted basket of foreign currencies as the euro lost -10.22% versus the greenback. Japanese equities, as measured by the Tokyo Stock Price Index, gained 12.06% while German stocks, as measured by the German Stock Index (DAX), advanced 9.56% over the course of the year (in their respective currencies). Emerging market stocks continued to fare poorly as the MSCI Emerging Markets Index tumbled -14.60% during the year.

High yield bonds finished the year down -4.47%, as measured by the Barclays U.S. Corporate High-Yield Bond Index, while core fixed income returns were up 0.55%, as measured by Barclays U.S. Aggregate Bond Index. We note that during the third round of the Federal Reserve’s quantitative easing program in 2013, corporate high yield issuance reached current cycle highs. We would typically expect to see a distressed cycle occur three to five years following peak issuance, which would fall into calendar years 2016-2018. 2015 represented the first negative return posted by high yield bonds since the 2008 financial crisis.

The yield on the 10-year U.S. Treasury note rose a modest 0.1% over the course of the year despite the Federal Reserve’s decision to raise short-term interest rates at its December Federal Open Market Committee meeting. We believe the low nominal yields on longer dated U.S. Treasury securities reflect market sentiment with respect to muted growth prospects and nascent inflation concerns for the U.S. specifically and for the global economy more generally.

2016 Outlook

As we approach the eighth year of this current market expansion, we would like to share our thoughts on market positioning, which includes an underweight to risk assets, including stocks and credit-sensitive bonds, in favor of safe haven assets like developed sovereign debt as well as more market neutral strategies.

1. We believe the headwind of a rising dollar will likely diminish the competitiveness of the U.S. export sector, reduce profits from foreign operations and challenge emerging market companies that externally finance their operations in dollars with principal revenue sources denominated in their home currencies. The Federal Reserve’s tightening of short-term interest rates will likely further strengthen the dollar.

2. In addition to the currency-related challenges noted above, the continued price decline in natural resources and slowing demand from China represent meaningful challenges for a number of emerging market economies. Furthermore, nearly all emerging market economies have shifted from accumulating to dispersing foreign exchange reserves.

3. The decline in both nominal and real interest rates continues to paint a troubling picture of global deflationary pressure and low capital market returns.

4. The sharp decline in energy prices witnessed last year has created stress in both stock and bond markets. Following the peak debt issuance in 2013 and the first half of 2014, many energy companies may be forced to restructure balance sheets and consider strategic options as their asset bases have eroded.

3	December 31, 2015

5. Global debt remains at record highs and exceeds the 2007 levels that resulted in the financial crisis of 2008. The methods for dealing with overindebtedness—increasing taxes, decreasing expenditures, growing out of it, inflating out of it or restructuring it—seem either unpalatable or undoable.

Despite this laundry list of woes, we entered 2016 with the S&P 500 trading at 18.26 times its trailing 12-month earnings while the federal funds target rate hovers between 0.25% and 0.50%, high yield bond yields have crept up to 8.74%, 10-year U.S. Treasurys yield a modest 2.27% and the price of West Texas Intermediate crude oil closed the year out at $37.04 per barrel.

With such little margin of safety from a valuation perspective, we encourage investors to consider the level of risk embedded in their portfolios and the sources of that risk.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Sincerely,

Lee Partridge, CAIA, CFA

Chief Investment Officer

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Federal funds target rate is the overnight lending rate that the Federal Open Market Committee seeks to obtain through money markets in an effort to achieve the maximum rate of economic growth.

German Stock Index (DAX) is a stock index that represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Margin of safety (safety margin) is the difference between the intrinsic value of a stock and its market price.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index that measures stock prices on the Tokyo Stock Exchange.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

December 31, 2015	4

One cannot invest directly in an index.

Lee Partridge has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by CFA Institute.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2016 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

5	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Global Infrastructure Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Global Infrastructure Fund’s Class A shares (without sales load) declined -6.75%, outperforming its benchmark, the S&P Global Infrastructure Index, which declined -11.46%.

Over the course of the year, four factors drove the fund’s performance. First, falling oil and gas prices generally hurt absolute performance, but benefited performance relative to the benchmark. Second, concerns about potential interest rate increases generally weighed on interest-rate-sensitive stocks (which the fund was underweight relative to the benchmark) and emerging market (EM) currencies (which the fund was overweight relative to the benchmark). Third, the devaluation of the Chinese yuan impacted global risk sentiment (particularly toward EM equities) and contributed to the fund’s underperformance in the third quarter. Last, the fund generated much better absolute returns in developed markets than it did in EMs, owing to many of the factors described previously.

In this environment, the fund declined on an absolute basis, but outpaced the returns of its benchmark. Across the entire portfolio, the fund benefited from both stock selection and allocation effect, while suffering modestly from currency impact.

From a sector standpoint, the fund was underweight energy stocks, which proved to be the biggest contributor to outperformance for the year. The fund held less than half the benchmark’s weight with respect to the energy sector due to concerns about valuations, leverage levels and dividend sustainability. All of these issues received much greater scrutiny in a declining oil and gas price environment than they had in a more benign pricing environment. An underweight allocation to North American energy shares, in particular, fueled relative results. Strong stock selection in the utilities sector also contributed to relative performance, although negative stock selection in the industrials sector detracted from performance.

From a regional perspective, Europe was a source of outperformance relative to the benchmark. Here, strong stock selection included two Norwegian energy companies that achieved absolute gains in a year when energy stocks in general suffered greatly. Countering that strength, the fund’s overweight allocation to South American equities detracted from relative performance. The fund held securities in Brazil and Chile that contributed to positive stock selection, but the negative allocation impact overpowered those gains. The fund’s overweight allocation to Asian equities relative to the benchmark detracted from relative performance. The largest detractors were Singapore, the Philippines and Vietnam.

The fund was underweight U.S.-dollar-denominated assets and as a result suffered from foreign currency exposure. The largest detractors were the Brazilian real and the New Zealand dollar.

The fund used futures at various times during the year to manage its cash position. The effect of the use of futures on fund performance was not material.

December 31, 2015	6

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2015

Forward Global Infrastructure Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-6.60%	N/A	0.02%	05/02/11
Institutional Class(e)	-6.22%	2.56%	0.14%	06/29/07
Class A (with sales load)(b)	-12.11%	0.95%	-0.90%	06/29/07
Class A (without sales load)(a)	-6.75%	2.15%	-0.21%	06/29/07
Class B (with CDSC)(f)	-11.83%	1.14%	-0.88%	06/29/07
Class B (without CDSC)(g)	-7.26%	1.52%	-0.88%	06/29/07
Class C (with CDSC)(h)	-8.15%	1.53%	-0.88%	06/29/07
Class C (without CDSC)(i)	-7.24%	1.53%	-0.88%	06/29/07
Advisor Class(j)	-6.41%	2.50%	4.16%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward Global Infrastructure Fund was known as Kensington Global Infrastructure Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge.

(i) Excludes the 1.00% contingent deferred sales charge.

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	8

Fund Commentary and Performance (Unaudited)

Forward International Real Estate Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward International Real Estate Fund’s Class A shares (without sales load) returned -4.09%, underperforming its benchmark, the FTSE EPRA/NAREIT Developed-ex U.S. Index, which returned -3.23%.

Global investors faced an increasingly uncertain environment in 2015. Ongoing worries included tighter U.S. monetary policy and higher U.S. interest rates, a slowdown in world economic growth (notably from China and other emerging countries), rapidly falling commodity prices and other deflationary symptoms, and global currency wars. Adding to these concerns was an increase in global political strife and terrorism, a drop in liquidity and prices for many high-yield debt assets, signs of a slowdown in U.S. economic growth and negative returns from most asset classes.

Very few asset classes provided positive returns during 2015 and international equities were no exception. Many international real estate investment trusts (REITs) fared relatively better than other asset classes, due in part to strong support of direct property prices from global real estate investors. Yields on most long-term government bonds appear to have stabilized at the relatively low levels consistent with most of 2015—an environment that is usually beneficial to REITs.

International real estate stock returns by region varied widely in 2015. The best returns were seen in continental Europe and the U.K., with benchmark stocks posting total returns of 6.63% and 6.00% in U.S. dollar terms, respectively. Australia was third best, returning 1.54%, while Japan declined -5.98%. The worst returns were realized in Singapore (-11.16%), Hong Kong (-13.18%) and Canada, which fell -19.02% partly as a result of a sharp decline in the Canadian dollar. Our small position in the Philippines posted a return of -11.61%.

In this environment, the fund delivered negative results and modestly lagged its benchmark. From a country perspective, the fund continued to fare extremely well with its holdings in Japan, the largest country component of its benchmark. Our stock selection and practice of taking profits when we think individual stocks have gotten too expensive helped our Japanese stocks deliver a return in excess of the benchmark return. At year-end, 21.91% of the fund was invested in Japan (including some of the world’s largest real estate developers)—a weighting that was relatively close to its large benchmark weighting of 23.4%.

A major change to the fund’s portfolio is a reduction in exposure to Hong Kong, and specifically, to several small-cap names. Weak share price performance of most Hong Kong real estate companies in recent years, both large and small, has reduced the relative “upside” benefit we would expect to realize from smaller capitalization holdings in an eventual upswing. We have thus either greatly reduced or exited several positions and reinvested the proceeds into more liquid blue-chip names that are trading at very low multiples of net asset value. During 2015 as a whole, our large overweight (on average) to Hong Kong real estate stocks declined -24.0%, underperforming the benchmark’s decline of -13.2%. As a result of reducing our overall exposure, at year-end 17.44% of the fund was invested in Hong Kong/China versus a benchmark weighting of 16.4%.

In Australia, our slightly overweight positioning delivered 3.3% versus a 1.5% return for the Australian benchmark companies. We continue to like Australia’s attractive dividend yields, generally ranging from 5% to more than 8% with moderate growth potential, coupled with good quality management and assets. We are concerned about weakness in the Aussie dollar and the impact of continued weak commodity prices, but immigration and a strong service sector support our holdings in key cities. At year-end, we lightened up, with 11.79% of the fund invested in Australia versus a benchmark weighting of 12.8%.

We increased our holdings in Canada as it offers attractive valuations and dividends—a result of its being shunned by many investors due to concerns about its weak currency and the future impact of falling oil prices. At year-end, 10.95% of the fund was invested in Canada versus a benchmark weighting of 5.4%.

Overall, our holdings in continental Europe and the U.K. performed well, with strong stock selection in Europe offsetting underperformance in the U.K. At year-end, 17.15% and 15.15% of the fund were invested in Europe and the U.K., respectively, versus benchmark weightings of 23.6% and 13.8%. At current pricing levels, we favor the U.K. and our holdings in strong companies.

The fund maintained only modest exposure to emerging markets, with approximately 1.37% invested in the Philippines. Our cash position averaged 2.4% throughout the year.

During 2015 the fund owned several rights that were granted to investors of companies that were undertaking capital raising exercises. The fund also owned some warrants on properties in Hong Kong that declined substantially in value and negatively impacted the fund’s performance.

9	December 31, 2015

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	10

Forward International Real Estate Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-4.08%	N/A	2.50%	05/02/11
Institutional Class(e)	-3.76%	4.60%	1.65%	04/28/06
Class A (with sales load)(b)	-9.62%	2.97%	0.72%	04/28/06
Class A (without sales load)(a)	-4.09%	4.20%	1.34%	04/28/06
Class C (with CDSC)(f)	-5.54%	3.58%	0.66%	04/28/06
Class C (without CDSC)(g)	-4.62%	3.58%	0.66%	04/28/06
Advisor Class(h)	-3.81%	N/A	2.85%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward International Real Estate Fund was known as Kensington International Real Estate Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Real Estate Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Real Estate Fund’s Investor Class shares returned 0.91%, lagging the performance of its primary benchmark, the FTSE NAREIT Equity REITs Index, which returned 3.20%. Its secondary benchmark, the S&P 500 Index, returned 1.38%.

A robust operating environment for commercial real estate owners in 2015 meant rents, cash flows, dividends and property prices all headed higher during the year. On the other hand, concern about higher interest rates dampened enthusiasm for many of the stocks held in the fund’s portfolio. Two sectors largely dominated returns in 2015. Storage companies performed exceptionally well (up nearly 27%) while lodging companies performed poorly (down nearly 28%). Storage stocks, which the fund was underweight, were expensive and became more expensive over the course of the year. By contrast, lodging stocks, which the fund was overweight, were cheap and became cheaper relative to estimates of fair value—especially late in the year as those stocks underperformed. The fund’s value bias makes it difficult to be overweight the seemingly expensive names in the storage group. Of course, the same bias, given the discounts in the group, led the fund to be overweight lodging names.

In terms of overall sector performance, hotels detracted from performance relative to the primary benchmark. Several holdings in the sector declined significantly for the year. The companies were profitable, but the rate of profit growth began to slow over the course of the year. One of the larger blue-chip stocks that the fund was overweight had a particularly difficult year.

The healthcare sector also had a challenging year, and one small cap name within the sector suffered meaningfully. At the end of 2015, the position remained in the fund’s portfolio, with the expectation that the valuation will recover.

The office sector had a modestly positive return for the year, and positions within the portfolio delivered mixed results. One small cap company that the portfolio was overweight had a strong year, while several others suffered.

As mentioned above, 2015 was the year to own storage; the fund was underweight this property type. Names in the sector had fairly stretched valuations, especially by the end of the year. The fund would have had performance more comparable to that of the benchmark had it owned more of the companies in this sector.

The multifamily sector contributed to relative performance. With their solid rent growth and attractive valuations, multifamily companies and their stocks had a good year. Overall, larger cap names outpaced the returns of smaller ones in 2015.

The retail sector generated positive results. One of the fund’s shopping center holdings was sold for a price significantly higher than its original cost, providing a robust return for the fund. Other shopping center and mall holdings also performed well.

While the year was challenging for the returns of many of the companies in the fund’s portfolio, the business of owning and operating commercial real estate generally remained quite healthy. Across property types, building occupancies continued to rise and rents grew modestly. In discussions with senior management teams of our portfolio companies, the ramping operations “on the ground” are leading to higher prices paid for real estate in many markets. Ultimately, the combination of lower prices for stocks and higher intrinsic values for companies may be beneficial in the future as the discount to intrinsic value is erased over time.

December 31, 2015	12

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2015

Forward Real Estate Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	0.91%	10.34%	5.31%	8.96%	05/10/99

Institutional Class	1.39%	10.79%	N/A	4.71%	05/01/08

Class A (with sales load)(c)	-4.95%	9.07%	N/A	15.91%	06/12/09

Class A (without sales load)(d)	0.87%	10.38%	N/A	16.97%	06/12/09

Class C (with CDSC)(e)	-0.45%	9.69%	N/A	16.21%	06/12/09

Class C (without CDSC)(f)	0.36%	9.69%	N/A	16.21%	06/12/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to January 20, 2009, Forward Real Estate Fund was known as Forward Progressive Real Estate Fund. Prior to October 30, 2006, Forward Progressive Real Estate Fund was known as Forward Uniplan Real Estate Investment Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	14

Fund Commentary and Performance (Unaudited)

Forward Real Estate Long/Short Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Real Estate Long/Short Fund’s Class A shares (without sales load) returned -1.78%, lagging the performance of its primary benchmark, the FTSE NAREIT Composite Index, which returned 2.05%. Its secondary benchmark, the FTSE NAREIT Equity REITs Index, returned 3.20%.

A robust operating environment for commercial real estate owners in 2015 meant rents, cash flows, dividends and property prices all headed higher during the year. On the other hand, concern about higher interest rates dampened enthusiasm for many of the stocks held in the fund’s portfolio. Two sectors largely dominated returns in 2015. Storage companies performed exceptionally well (up nearly 27%) while lodging companies performed poorly (down nearly 28%). Storage stocks, which the fund was underweight, were expensive and became more expensive over the course of the year. By contrast, lodging stocks, which the fund was overweight, were cheap and became cheaper relative to estimates of fair value—especially late in the year as those stocks underperformed. The fund’s value bias makes it difficult to be overweight the seemingly expensive names in the storage group. Of course, the same bias, given the discounts in the group, led the fund to be overweight lodging names.

In terms of overall sector performance, hotels detracted from performance relative to the primary benchmark. Several holdings in the sector declined significantly for the year. The companies were profitable, but the rate of profit growth began to slow over the course of the year. One of the larger blue-chip stocks that the fund was overweight had a particularly difficult year.

The healthcare sector also had a challenging year, and one small cap name within the sector suffered meaningfully. At the end of 2015, the position remained in the fund’s portfolio, with the expectation that the valuation will recover.

The mortgage sector was a source of underperformance. While the fund was markedly underweight names in the sector, a couple of the holdings experienced very difficult returns, especially late in the year.

The multifamily sector contributed to relative performance. With their solid rent growth and attractive valuations, multifamily companies and their stocks had a good year. Overall, larger cap names outpaced the returns of smaller ones in 2015.

The retail sector generated positive results. One of the fund’s shopping center holdings was sold for a price significantly higher than its original cost, providing a robust return for the fund. Other shopping center and mall holdings also performed well.

As mentioned above, 2015 was the year to own storage; the fund was underweight this property type. Names in the sector had fairly stretched valuations, especially by the end of the year. The fund would have had performance more comparable to that of the benchmark had it owned more of the companies in this sector.

Hedging-related activities, including shorting of stocks and covered call writing, added 1.11% to the fund’s return in 2015.

While the year was challenging for the returns of many of the companies in the fund’s portfolio, the business of owning and operating commercial real estate generally remained quite healthy. Across property types, building occupancies continued to rise and rents grew modestly. In discussions with senior management teams of our portfolio companies, the ramping operations “on the ground” are leading to higher prices paid for real estate in many markets. Ultimately, the combination of lower prices for stocks and higher intrinsic values for companies may be beneficial in the future as the discount to intrinsic value is erased over time.

15	December 31, 2015

Forward Real Estate Long/Short Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015*

* Weightings by Sector reflect long positions and excludes securities sold short and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	16

Forward Real Estate Long/Short Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-1.71%	N/A	N/A	7.90%	05/02/11
Institutional Class	-1.39%	9.50%	N/A	2.31%	04/28/06
Class A (with sales load)(b)	-7.43%	7.81%	1.90%	9.63%	09/15/99
Class A (without sales load)(a)	-1.78%	9.09%	2.51%	10.03%	09/15/99
Class B (with CDSC)(e)	-7.14%	8.14%	1.81%	9.26%	09/15/99
Class B (without CDSC)(f)	-2.29%	8.43%	1.81%	9.26%	09/15/99
Class C (with CDSC)(g)	-3.28%	8.42%	1.81%	9.26%	09/15/99
Class C (without CDSC)(h)	-2.31%	8.42%	1.81%	9.26%	09/15/99
Advisor Class(i)	-1.44%	N/A	N/A	8.29%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2011 Forward Real Estate Long/Short Fund was known as Forward Strategic Realty Fund. Prior to June 12, 2009, Forward Strategic Realty Fund was known as Kensington Strategic Realty Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

(i) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17	December 31, 2015

Fund Commentary and Performance (Unaudited)

Forward Select Income Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Select Income Fund’s Class A shares (without sales load) returned -1.12%. Its benchmark, the BofA Merrill Lynch Preferred Index, returned 7.57%.

The market environment in 2015 can be broken down into two categories: choppy for real estate investment trust (REIT) common stocks and stable for REIT preferred stocks. REIT common stocks experienced wide performance bands before ending the year with a total return of less than 2%. Significant dispersion also existed across the REIT common stock subsectors, with self-storage gaining more than 26% and hotel REITs declining more than 27%. By contrast, on the REIT preferred side, performance was fairly consistent all year, returning approximately 6% for 2015. In addition, there was very little new REIT preferred issuance in 2015, whereas the market for primary and secondary sales of REIT common stocks was robust throughout the year.

In this environment, the fund’s preferred and common stock portfolios both underperformed REIT indices in 2015. Generally speaking, the decision to increase REIT common exposure and decrease the preferred allocation detracted from returns. Additionally, individual security selection detracted from results, especially given the fund’s exposure to mortgage REITs and hotel REITs.

From a sector standpoint, hotels were the most significant detractor from relative results. Given the current interest rate environment and the potential for future rate increases, the fund’s lease duration was shortened. Hotels have the shortest lease duration of all REITs given that the rate is reset every night. Hotels are also one of the most cyclical sectors of the fund’s portfolio. Unfortunately, hotels experienced challenging investment performance during 2015, due to concerns about slowing growth and a decrease in travel. The fund’s mortgage REIT exposure performed poorly, primarily in the fourth quarter, as the Federal Reserve ultimately decided to raise the federal funds rate 0.25%—the first increase since 2006. In the energy sector, the fund held two investments (one preferred and one fixed income) in an energy REIT. The company performed poorly during 2015 due to a tremendous dislocation in the energy space.

Several data center REIT investments partially offset the negative returns, both on the common side and preferred side. These investments performed well in 2015 as cap rates compressed for these assets and several large merger and acquisition transactions were announced. Self-storage was the best performing REIT sector by far in 2015 on an absolute basis, and, while the fund was underweight the sector, the exposure that it had performed well in 2015. A flight to quality occurred in the second half of the year, and the perceived safety of the self-storage sector resulted in the best subsector performance across the REIT landscape.

The fund invested in both common stock and preferred stock investments in single-family rental REITs. Both investments paid off as the common stock was acquired and the preferred stock investments have a unique structure that allowed the security holders to participate in the well-performing U.S. housing market recovery in 2015.

The fund held a short position in the iShares U.S. Real Estate exchange-traded fund throughout 2015. It had a modestly positive effect on fund performance.

December 31, 2015	18

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015*

* Weightings by Sector reflect long positions and excludes securities sold short.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

19	December 31, 2015

Forward Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-1.09%	N/A	N/A	9.90%	10/26/11
Institutional Class	-0.75%	8.52%	N/A	5.67%	04/28/06
Class A (with sales load)(b)	-6.80%	6.87%	4.86%	8.36%	03/30/01
Class A (without sales load)(a)	-1.12%	8.14%	5.49%	8.79%	03/30/01
Class B (with CDSC)(e)(f)	-6.14%	7.17%	4.74%	8.01%	03/30/01
Class B (without CDSC)(f)(g)	-1.75%	7.46%	4.74%	8.01%	03/30/01
Class C (with CDSC)(f)(h)	-2.54%	7.48%	4.75%	8.01%	03/30/01
Class C (without CDSC)(f)(i)	-1.67%	7.48%	4.75%	8.01%	03/30/01
Advisor Class(j)	-0.79%	8.49%	N/A	11.10%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward Select Income Fund was known as Kensington Select Income Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(g) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge.

(i) Excludes the 1.00% contingent deferred sales charge.

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2015	20

Fund Commentary and Performance (Unaudited)

Forward Select Opportunity Fund

As of December 31, 2015

For the year ended December 31, 2015, Forward Select Opportunity Fund’s Institutional Class shares returned -11.01%, lagging its benchmarks, the BofA Merrill Lynch Preferred Index, which returned 7.57%, and the MSCI World Index, which returned -0.32%.

The markets were relatively choppy throughout the year as concerns mounted around slowing economic growth in China and globally, the potential for interest rate increases and the precipitous drop in the price of oil. Consistent with overall market conditions, both real estate investment trust (REIT) stocks and global banks were relatively volatile during the year. Given that the interest rate environment remained relatively unchanged, longer-duration fixed-income investments tended to do well in 2015.

In this environment, the fund registered negative results and lagged both of its benchmarks. From a sector perspective, energy detracted from performance results. During 2015, the price of West Texas Intermediate crude oil futures fell approximately 39% and, as a result, energy companies experienced significant share price declines. The fund held common stock, preferred stock and fixed-income securities issued by energy companies, and all of these securities detracted from fund returns.

The financial sector was also a source of underperformance. Given the uncertainty regarding interest rate increases and slowing global growth, the fund’s global bank stocks underperformed in 2015.

Apart from those sectors, fund results were also trimmed by smaller company holdings. As a result of the heightened risk environment, especially in the second half of 2015, investors tended to prefer “low volatility” names, typically meaning higher-quality, larger-market-cap companies. The fund invested in several small- and mid-cap companies that declined during the second half of 2015.

Contributing to performance results were the fund’s three preferred stock investments in agriculture co-ops (private agriculture companies), with all three investments performing strongly in 2015. Despite the collapse of commodity prices, the fund purchased these specific issues in the primary market at a cheaper price relative to other outstanding issues.

Despite the underperformance in bank common stocks, the fund’s bank preferred stocks registered strong performance in 2015. The interest rate environment remained quite muted throughout the year resulting in stable prices for the fund’s fixed-income investments.

The fund invested in both common stock and preferred stock investments in single-family rental REITs in 2015. Both investments paid off, as the common stock was acquired and the two preferred stock investments have a unique structure that allowed the security holders to participate in the well-performing U.S. housing market recovery in 2015.

The fund held the ProShares Ultrashort exchange-traded fund (ETF), which replicates a short hedge on the euro currency, over the course of 2015. The ETF was used to hedge out the exact proportion of a long euro exposure held in the fund’s portfolio. It contributed 0.92% to fund performance in 2015. The fund also held a right for an Italian bank which had zero impact on fund performance.

21	December 31, 2015

Forward Select Opportunity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2015

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2015	22

Forward Select Opportunity Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2015
Investor Class	-11.30%	-9.46%	06/02/14
Institutional Class	-11.01%	0.23%	07/31/13
Class A (with sales load)(c)	-16.53%	-2.69%	07/31/13
Class A (without sales load)(d)	-11.45%	-0.27%	07/31/13
Class C (with CDSC)(e)	-12.70%	-5.39%	02/18/14
Class C (without CDSC)(f)	-11.84%	-5.39%	02/18/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 23, 2013, Forward Select Opportunity Fund was known as Forward Select Income Opportunity Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23	December 31, 2015

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

Fund Benchmark Definitions

BofA Merrill Lynch Preferred Index: BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-U.S. Index: FTSE EPRA/NAREIT Developed ex-U.S. Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

December 31, 2015	24

Investment Glossary

FTSE NAREIT Composite Index: FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 real estate investment trust stocks.

FTSE NAREIT Equity REITs Index: FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

MSCI World Index: MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P Global Infrastructure Index: S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

Definition of Terms

Basis point (bps) is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

Blue chip refers to a nationally recognized, well-established and financially sound company.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Devaluation is a monetary policy tool whereby a country reduces the value of its currency with respect to other foreign currencies.

Dividend is a distribution of a portion of a company’s earnings issued to shareholders in the form of cash payments, shares of stock or other property.

Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

Federal funds rate is the interest rate at which a depository institution lends immediately available funds to another depository institution overnight.

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

Right is a security giving stockholders entitlement to purchase new shares issued by the corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned.

Short is a borrowed security, commodity or currency that is sold on the open market with the expectation that the asset will fall in value.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Warrant is a type of derivative that gives the holder the right to purchase securities (usually equity) from the issuer at a specific price within a certain time frame.

25	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Global Infrastructure Fund	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Investor Class
Actual	$1,000.00	$900.50	1.91%	$9.15

Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70
Institutional Class
Actual	$1,000.00	$901.40	1.56%	$7.48

Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93
Class A
Actual	$1,000.00	$899.50	1.97%	$9.43

Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Class B
Actual	$1,000.00	$896.70	2.51%	$12.00

Hypothetical	$1,000.00	$1,012.55	2.51%	$12.73
Class C
Actual	$1,000.00	$897.00	2.52%	$12.05

Hypothetical	$1,000.00	$1,012.50	2.52%	$12.78
Advisor Class
Actual	$1,000.00	$901.20	1.60%	$7.67

Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

December 31, 2015	26

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward International Real Estate Fund	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Investor Class
Actual	$1,000.00	$900.00	1.89%	$9.05

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Institutional Class
Actual	$1,000.00	$901.50	1.55%	$7.43

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class A
Actual	$1,000.00	$900.00	1.95%	$9.34

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$897.40	2.50%	$11.96

Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68
Advisor Class
Actual	$1,000.00	$901.20	1.60%	$7.67

Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Forward Real Estate Fund
Investor Class
Actual	$1,000.00	$1,062.80	1.74%	$9.05

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$1,064.90	1.38%	$7.18

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class A
Actual	$1,000.00	$1,062.50	1.79%	$9.31

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Class C
Actual	$1,000.00	$1,059.70	2.34%	$12.15

Hypothetical	$1,000.00	$1,013.41	2.34%	$11.88
Forward Real Estate Long/Short Fund
Investor Class
Actual	$1,000.00	$1,008.40	2.34%	$11.85

Hypothetical	$1,000.00	$1,013.41	2.34%	$11.88
Institutional Class
Actual	$1,000.00	$1,010.20	1.99%	$10.08

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

27	December 31, 2015

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Real Estate Long/Short Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class A
Actual	$1,000.00	$1,008.30	2.39%	$12.10

Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13
Class B
Actual	$1,000.00	$1,005.50	2.95%	$14.91

Hypothetical	$1,000.00	$1,010.33	2.95%	$14.95
Class C
Actual	$1,000.00	$1,005.40	2.94%	$14.86

Hypothetical	$1,000.00	$1,010.38	2.94%	$14.90
Advisor Class
Actual	$1,000.00	$1,010.10	2.04%	$10.34

Hypothetical	$1,000.00	$1,014.92	2.04%	$10.36
Forward Select Income Fund
Investor Class
Actual	$1,000.00	$985.00	2.08%	$10.41

Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56
Institutional Class
Actual	$1,000.00	$986.60	1.73%	$8.66

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79
Class A
Actual	$1,000.00	$984.90	2.13%	$10.66

Hypothetical	$1,000.00	$1,014.47	2.13%	$10.82
Class B
Actual	$1,000.00	$981.60	2.68%	$13.39

Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59
Class C
Actual	$1,000.00	$982.40	2.68%	$13.39

Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59
Advisor Class
Actual	$1,000.00	$986.30	1.78%	$8.91

Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05
Forward Select Opportunity Fund
Investor Class
Actual	$1,000.00	$866.40	1.80%	$8.47

Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Class
Actual	$1,000.00	$868.10	1.45%	$6.83

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

December 31, 2015	28

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2015

Forward Select Opportunity Fund (continued)	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/15-12/31/15
Class A
Actual	$1,000.00	$865.90	1.96%	$9.22

Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96
Class C
Actual	$1,000.00	$863.70	2.35%	$11.04

Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

29	December 31, 2015

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Common Stocks: 82.43%
Australia: 3.99%

886,500	AusNet Services	$959,299

705,300	Spark Infrastructure Group	986,788

		1,946,087

Austria: 1.55%

15,500	Andritz AG	758,851

Belgium: 2.61%

51,900	bpost SA	1,274,130

Brazil: 2.51%

159,000	Alupar Investimento SA	528,493

164,300	Transmissora Alianca de Energia Electria SA	695,614

		1,224,107

Canada: 4.36%

42,735	Canadian Solar, Inc.(a)	1,237,605

118,600	TransAlta Renewables, Inc.	888,836

		2,126,441

Chile: 1.86%

1,767,400	Aguas Andinas SA, Class A	906,897

China: 12.68%

801,100	China Power International Development, Ltd.	463,084

948,900	Huaneng Power International, Inc., Class H	819,110

1,018,000	Jiangsu Expressway Co., Ltd., Class H	1,373,963

1,141,000	Qingdao Port International Co., Ltd., Class H(b)(c)	509,398

2,244,000	SITC International Holdings Co., Ltd.	1,190,036

1,830,000	Yuexiu Transport Infrastructure, Ltd.	1,147,580

572,000	Zhejiang Expressway Co., Ltd., Class H	687,872

		6,191,043

France: 1.70%

35,000	Veolia Environnement SA	831,663

Germany: 2.68%

38,400	Freenet AG	1,306,814

Hong Kong: 0.93%

539,000	HK Electric Investments & HK Electric Investments, Ltd.(b)(c)	452,062

Shares		Value (Note 2)

Indonesia: 1.44%

1,852,400	Jasa Marga Persero Tbk PT	$702,125

Italy: 8.15%

14,800	EI Towers SpA	957,797

334,500	Hera SpA	890,620

199,300	Snam SpA	1,046,127

101,674	Societa Iniziative Autostradali Servizi SpA	1,082,844

		3,977,388

Japan: 1.86%

86,400	Seino Holdings Co., Ltd.	910,041

Mexico: 0.90%

420,772	OHL Mexico SAB de CV(a)	440,438

Netherlands: 1.21%

13,700	Koninklijke Vopak NV	590,626

New Zealand: 7.36%

395,900	Air New Zealand, Ltd.	800,143

1,075,100	Meridian Energy, Ltd.	1,757,402

544,300	Mighty River Power, Ltd.	1,034,922

		3,592,467

Norway: 1.41%

64,500	Hoegh LNG Holdings, Ltd.	686,779

Portugal: 0.97%

130,700	EDP - Energias de Portugal SA	471,709

Russia: 1.32%

104,100	Mobile TeleSystems PJSC, Sponsored ADR	643,338

Singapore: 2.83%

1,522,800	China Merchants Holdings Pacific, Ltd.	939,735

832,600	Hutchison Port Holdings Trust	441,278

		1,381,013

South Africa: 0.51%

29,000	MTN Group, Ltd.	249,196

Spain: 2.27%

52,500	Cia de Distribucion Integral Logista Holdings SA	1,109,138

Thailand: 1.56%

2,592,200	TTW Pcl	763,577

December 31, 2015	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Turkey: 1.61%

227,700	Aygaz AS	$788,565

United Kingdom: 1.69%

126,100	Royal Mail Plc	825,381

United States: 12.47%

25,800	American Water Works Co., Inc.	1,541,550

15,720	Anadarko Petroleum Corp.	763,678

28,139	California Water Service Group	654,794

18,580	Macquarie Infrastructure Corp.	1,348,908

54,000	Nordic American Tankers, Ltd.	839,160

13,500	Schlumberger, Ltd.	941,625

		6,089,715

	Total Common Stocks (Cost $41,930,775)	40,239,591

Limited Partnerships: 3.57%
Bermuda: 1.61%

42,100	Hoegh LNG Partners LP	783,902

United States: 1.96%

27,990	AmeriGas Partners LP	959,217

	Total Limited Partnerships (Cost $2,029,167)	1,743,119

Participation Notes: 1.96%
Pakistan: 1.96%

974,000	HUB Power Co., Ltd, Sponsored GDR ( Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/02/16	954,145

	Total Participation Notes (Cost $934,770)	954,145

Preferred Stocks: 2.61%
Germany: 2.61%

30,900	Sixt SE	1,276,063

	Total Preferred Stocks (Cost $1,022,949)	1,276,063

	Total Investments: 90.57% (Cost $45,917,661)	44,212,918

	Net Other Assets and Liabilities: 9.43%	4,602,785

	Net Assets: 100.00%	$48,815,703

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $961,460, representing 1.97% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $961,460, representing 1.97% of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements	31	December 31, 2015

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 97.65%
Australia: 11.79%

515,242	360 Capital Industrial Fund	$946,151

60,000	Abacus Property Group	139,911

424,500	Garda Diversified Property Fund	290,773

380,000	Investa Office Fund	1,107,624

976,538	Mirvac Group	1,408,974

200,000	Stockland	597,534

120,000	Vicinity Centres	244,843

145,000	Westfield Corp.	1,004,841

		5,740,651

Austria: 0.83%

22,000	CA Immobilien Anlagen AG	402,380

Canada: 10.95%

10,000	Allied Properties REIT	228,157

8,000	Boardwalk REIT	274,337

109,200	Dream Industrial REIT	566,637

339,500	Dream Office REIT	4,261,845

		5,330,976

Finland: 0.30%

14,291	Orava Residential REIT Plc	147,542

France: 7.23%

4,000	Gecina SA	487,299

10,000	ICADE	672,699

12,478	Immobiliere Dassault SA	482,075

5,000	Klepierre	222,729

6,500	Unibail-Rodamco SE	1,655,774

		3,520,576

Germany: 2.48%

16,960	alstria office REIT AG	226,981

100,000	Dream Global REIT	625,858

34,020	Hamborner REIT AG	355,442

		1,208,281

Hong Kong: 17.44%

4,328,000	Asia Orient Holdings, Ltd.	815,334

9,094,000	Asia Standard International Group, Ltd.	1,642,777

Shares		Value (Note 2)

200,000	Cheung Kong Property Holdings, Ltd.	$1,300,637

150,000	Hang Lung Properties, Ltd.	341,417

46,000	Henderson Land Development Co., Ltd.	281,934

120,000	Hongkong Land Holdings, Ltd.	840,000

115,000	Hysan Development Co., Ltd.	471,126

120,000	Link REIT	718,447

500,000	New World Development Co., Ltd.	494,190

513,500	Soundwill Holdings, Ltd.	719,558

300,000	Swire Properties, Ltd.	867,091

		8,492,511

Ireland: 1.61%

512,970	Hibernia REIT Plc	784,919

Japan: 21.91%

127	Ichigo Office REIT Investment Corp.	91,714

100,000	Ichigo, Inc.	315,321

200	Japan Excellent, Inc.	220,974

100	Kenedix Office Investment	470,069

100	Kenedix Retail REIT Corp.	212,322

34,000	Mitsubishi Estate Co., Ltd.	713,832

69,000	Mitsui Fudosan Co., Ltd.	1,754,349

400	NIPPON REIT Investment Corp.	956,446

100,000	Nishi-Nippon Railroad Co., Ltd.	592,371

30,000	Nomura Real Estate Holdings, Inc.	562,835

60,000	NTT Urban Development Corp.	584,051

72,000	Sumitomo Realty & Development Co., Ltd.	2,081,617

155,000	Tokyo Tatemono Co., Ltd.	1,706,103

10,000	Unizo Holdings Co., Ltd.	406,423

		10,668,427

Netherlands: 1.57%

177,103	NSI NV	765,056

Philippines: 1.37%

10,875,000	Rockwell Land Corp.	323,558

5,210,000	Shang Properties, Inc.	346,558

		670,116

December 31, 2015	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

Singapore: 1.89%

700,000	Keppel REIT	$459,130

105,000	UOL Group, Ltd.	462,092

		921,222

Sweden: 3.13%

44,894	Catena AB	615,591

10,000	Fabege AB	165,967

42,000	Hufvudstaden AB, Class A	596,556

131,121	Klovern AB, Class B	147,563

		1,525,677

United Kingdom: 15.15%

50,000	British Land Co., Plc	579,361

18,473	Derwent London Plc	999,992

102,000	Great Portland Estates Plc	1,245,050

30,000	Hammerson Plc	265,356

115,000	Land Securities Group Plc	1,995,403

526,831	Market Tech Holdings, Ltd.(a)(b)	1,642,624

25,000	Shaftesbury Plc	337,039

22,000	Workspace Group Plc	310,865

		7,375,690

	Total Common Stocks (Cost $49,477,410)	47,554,024

	Total Investments: 97.65% (Cost $49,477,410)	47,554,024

	Net Other Assets and Liabilities: 2.35%	1,142,689

	Net Assets: 100.00%	$48,696,713

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,642,624, representing 3.37% of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	33	December 31, 2015

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 98.62%
Healthcare Providers & Services: 0.75%

117,307	Genesis Healthcare, Inc.(a)	$407,055

Hotels Restaurants & Leisure: 5.26%

41,100	Starwood Hotels & Resorts Worldwide, Inc.	2,847,408

Real Estate Operating/Development: 1.40%

34,600	Forest City Enterprises, Inc., Class A(a)	758,778

REITs-Apartments: 11.65%

21,120	American Campus Communities, Inc.	873,101

10,000	AvalonBay Communities, Inc.	1,841,300

30,575	Equity Residential	2,494,614

76,018	Independence Realty Trust, Inc.	570,895

7,700	Sun Communities, Inc.	527,681

		6,307,591

REITs-Diversified: 9.75%

15,481	Alexander & Baldwin, Inc.	546,634

8,098	American Assets Trust, Inc.	310,558

91,119	Armada Hoffler Properties, Inc.	954,927

25,095	Cousins Properties, Inc.	236,646

112,599	Lexington Realty Trust	900,792

20,147	Vornado Realty Trust	2,013,894

24,555	Winthrop Realty Trust	318,479

		5,281,930

REITs-Healthcare: 7.50%

6,123	Care Capital Properties, Inc.	187,180

4,969	National Health Investors, Inc.	302,463

17,478	New Senior Investment Group, Inc.	172,333

50,800	Sabra Health Care REIT, Inc.	1,027,684

29,893	Ventas, Inc.	1,686,862

10,123	Welltower, Inc.	688,668

		4,065,190

REITs-Hotels: 5.65%

35,000	Ashford Hospitality Prime, Inc.	507,500

10,700	Chatham Lodging Trust	219,136

29,817	DiamondRock Hospitality Co.	287,734

46,780	FelCor Lodging Trust, Inc.	341,494

Shares		Value (Note 2)

96,617	Host Hotels & Resorts, Inc.	$1,482,105

10,300	RLJ Lodging Trust	222,789

		3,060,758

REITs-Office Property: 14.87%

7,450	Alexandria Real Estate Equities, Inc.	673,182

22,794	Boston Properties, Inc.	2,907,147

775	Digital Realty Trust, Inc.	58,605

44,500	Franklin Street Properties Corp.	460,575

19,266	HCP, Inc.	736,732

8,435	Hudson Pacific Properties, Inc.	237,361

15,000	Liberty Property Trust	465,750

39,755	New York REIT, Inc.	457,182

42,646	Parkway Properties, Inc.	666,557

12,321	SL Green Realty Corp.	1,392,027

		8,055,118

REITs-Regional Malls: 13.79%

54,600	General Growth Properties, Inc.	1,485,666

13,500	Macerich Co.	1,089,315

25,175	Simon Property Group, Inc.	4,895,027

		7,470,008

REITs-Shopping Centers: 8.46%

42,339	Brixmor Property Group, Inc.	1,093,193

21,700	DDR Corp.	365,428

17,274	Equity One, Inc.	468,989

5,146	Federal Realty Investment Trust	751,831

22,503	Kimco Realty Corp.	595,430

43,881	Retail Properties of America, Inc., Class A	648,122

8,900	Tanger Factory Outlet Centers, Inc.	291,030

146,199	Wheeler REIT, Inc.	282,164

8,251	WP GLIMCHER, Inc.	87,543

		4,583,730

REITs-Specialized: 2.25%

9,250	CoreSite Realty Corp.	524,660

5,000	Crown Castle International Corp.	432,250

December 31, 2015	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

REITs-Specialized (continued): 2.25%

5,783	QTS Realty Trust, Inc., Class A	$260,871

		1,217,781

REITs-Storage: 7.99%

3,272	Extra Space Storage, Inc.	288,623

29,300	National Storage Affiliates Trust	501,909

12,000	Public Storage	2,972,400

5,247	Sovran Self Storage, Inc.	563,056

		4,325,988

REITs-Timber: 1.24%

22,334	Weyerhaeuser Co.	669,573

REITs-Warehouse/Industrial: 8.06%

6,700	EastGroup Properties, Inc.	372,587

67,471	Prologis, Inc.	2,895,855

47,500	STAG Industrial, Inc.	876,375

9,756	Terreno Realty Corp.	220,681

		4,365,498

	Total Common Stocks (Cost $42,189,062)	53,416,406

	Total Investments: 98.62% (Cost $42,189,062)	53,416,406

	Net Other Assets and Liabilities: 1.38%	746,234

	Net Assets: 100.00%	$54,162,640

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	35	December 31, 2015

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 88.21%
Healthcare Providers & Services: 0.91%

190,884	Genesis Healthcare, Inc.(a)(b)	$662,367

Hotels & Motels: 4.65%

75,000	OUE, Ltd.	94,682

47,300	Starwood Hotels & Resorts Worldwide, Inc.	3,276,944

		3,371,626

Leisure Facilities: 0.33%

40,000	Peak Resorts, Inc.	240,400

Real Estate Operating/Development: 4.84%

21,020,000	CSI Properties, Ltd.	718,744

115,200	Grainger Plc	395,359

102,000	Great Eagle Holdings, Ltd.	332,979

75,000	Hysan Development Co., Ltd.	307,256

226,000	Soundwill Holdings, Ltd.	316,690

119,166	Sun Hung Kai Properties, Ltd.	1,439,208

		3,510,236

REITs-Apartments: 10.27%

15,002	American Campus Communities, Inc.(a)	620,183

13,000	AvalonBay Communities, Inc.(a)	2,393,690

137,764	Campus Crest Communities, Inc.(a)(b)	936,795

19,542	Equity Residential(a)	1,594,432

78,315	Independence Realty Trust, Inc.(a)	588,146

5,000	Post Properties, Inc. REIT	295,800

10,300	Sun Communities, Inc.	705,859

8,408	UDR, Inc.(a)	315,888

		7,450,793

REITs-Diversified: 10.14%

21,409	Alexander & Baldwin, Inc.(a)	755,952

73,438	Armada Hoffler Properties, Inc.(a)	769,630

11,220	Astro Japan Property Group	41,371

7,750	CoreSite Realty Corp.	439,580

43,405	Cousins Properties, Inc.	409,309

50,607	First Potomac Realty Trust(a)	576,920

2,800	Howard Hughes Corp.(a)(b)	316,848

94,634	Investors Real Estate Trust(a)	657,706

Shares		Value (Note 2)

157,791	Lexington Realty Trust(a)	$1,262,328

10,149	NorthStar Realty Europe Corp.(a)	119,860

366	The RMR Group, Inc., Class A(a)(b)	5,274

17,637	Vornado Realty Trust(a)	1,762,994

18,482	Winthrop Realty Trust, REIT(a)	239,712

		7,357,484

REITs-Energy: 1.05%

51,487	CorEnergy Infrastructure Trust, Inc.(a)	764,067

REITs-Healthcare: 7.63%

6,359	Care Capital Properties, Inc.(a)	194,395

50,000	MedEquities Realty Trust, Inc.(c)	787,500

31,322	New Senior Investment Group, Inc.	308,835

52,176	Sabra Health Care REIT, Inc.(a)	1,055,520

33,066	Senior Housing Properties Trust, REIT(a)	490,699

23,839	Ventas, Inc.(a)	1,345,235

19,877	Welltower, Inc.	1,352,232

		5,534,416

REITs-Hotels: 4.18%

50,000	Ashford Hospitality Prime, Inc.(b)(d)(e)	652,500

14,700	Chatham Lodging Trust	301,056

83,559	FelCor Lodging Trust, Inc.(a)	609,981

95,615	Host Hotels & Resorts, Inc.(a)	1,466,734

12,500	OUE Hospitality Trust	6,788

		3,037,059

REITs-Industrial: 1.04%

45,930	Rexford Industrial Realty, Inc.	751,415

REITs-Mortgage: 1.62%

92,316	Arbor Realty Trust, Inc.(a)	660,059

30,450	NorthStar Realty Finance Corp.(a)	518,564

		1,178,623

REITs-Office Property: 17.46%

23,350	BioMed Realty Trust, Inc.(a)	553,161

14,851	Boston Properties, Inc.(a)	1,894,097

51,500	Brandywine Realty Trust(a)	703,490

December 31, 2015	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

REITs-Office Property (continued): 17.46%

43,282	Corporate Office Properties Trust(a)	$944,846

3,800	Digital Realty Trust, Inc.	287,356

129,600	Franklin Street Properties Corp.(a)	1,341,360

23,027	HCP, Inc.(a)	880,552

9,111	Hudson Pacific Properties, Inc.	256,384

44,400	Liberty Property Trust(a)	1,378,620

48,600	Mack-Cali Realty Corp.(a)	1,134,810

65,445	New York REIT, Inc.	752,617

40,400	Paramount Group, Inc.	731,240

61,255	Parkway Properties, Inc.(a)	957,416

7,554	SL Green Realty Corp.(a)	853,451

		12,669,400

REITs-Regional Malls: 4.83%

28,700	General Growth Properties, Inc.(a)	780,927

14,018	Simon Property Group, Inc.(a)	2,725,660

		3,506,587

REITs-Shopping Centers: 7.90%

40,596	Brixmor Property Group, Inc.(a)	1,048,189

26,623	Equity One, Inc.(a)	722,814

5,989	Federal Realty Investment Trust(a)	874,993

26,297	Kimco Realty Corp.(a)	695,819

157,822	RAIT Financial Trust	426,119

11,519	Retail Properties of America, Inc., Class A	170,136

53,204	Scentre Group	162,445

11,100	Tanger Factory Outlet Centers, Inc.	362,970

42,700	Westfield Corp.	295,908

437,718	Wheeler REIT, Inc.	844,796

12,158	WP GLIMCHER, Inc.(a)	128,996

		5,733,185

REITs-Specialized: 3.60%

15,662	American Tower Corp.(a)	1,518,431

12,700	Crown Castle International Corp.(a)	1,097,915

		2,616,346

REITs-Storage: 0.63%

26,800	National Storage Affiliates Trust(a)	459,084

Shares		Value (Note 2)

REITs-Timber: 1.16%

28,166	Weyerhaeuser Co.	$844,417

REITs-Warehouse/Industrial: 5.55%

66,200	Dream Industrial REIT	343,511

33,100	Dream Office REIT	415,514

61,441	ProLogis, Inc.(a)	2,637,048

18,600	STAG Industrial, Inc.	343,170

12,919	Terreno Realty Corp.(a)	292,228

		4,031,471

Water Utilities: 0.42%

58,596	Cadiz, Inc.(a)(b)	308,215

	Total Common Stocks (Cost $57,327,297)	64,027,191

Convertible Preferred Stocks: 3.08%
REITs-Hotels: 3.08%

40,000	Ashford Hospitality Prime, Inc. Series B, 5.500%(c)(e)	851,600

55,000	FelCor Lodging Trust, Inc. Series A, 1.950%	1,383,250

		2,234,850

	Total Convertible Preferred Stocks (Cost $1,633,787)	2,234,850

Preferred Stocks: 9.83%
REITs-Healthcare: 1.13%

32,400	Sabra Healthcare REIT, Inc. Series A, 7.125%	818,100

REITs-Hotels: 0.77%

21,900	Summit Hotel Properties, Inc. Series C, 7.125%	559,545

REITs-Mortgage: 4.41%

31,466	iStar Financial, Inc. Series G, 7.650%(a)	720,572

58,900	NorthStar Realty Finance Corp. Series D, 8.500%(a)	1,354,700

47,800	Series E, 8.750%	1,125,690

		3,200,962

REITs-Office Property: 0.53%

15,000	Digital Realty Trust, Inc. Series E, 7.000%	387,450

See Notes to Financial Statements	37	December 31, 2015

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

REITs-Shopping Centers: 2.99%

68,775	RAIT Financial Trust Series A, 7.750%	$1,248,266

5,000	Saul Centers, Inc. Series C, 6.875%	130,750

30,000	Urstadt Biddle Properties, Inc. Series F, 7.125%	786,750

		2,165,766

	Total Preferred Stocks (Cost $6,400,033)	7,131,823

Principal Amount

Corporate Bonds: 1.01%
Department Stores: 1.01%

$1,100,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	734,250

	Total Corporate Bonds (Cost $770,490)	734,250

Convertible Corporate Bonds: 1.03%
Real Estate Management/Services: 1.03%

750,000	Consolidated-Tomoka Land Co. 4.500%, 03/15/20(c)	748,125

	Total Convertible Corporate Bonds (Cost $750,000)	748,125

	Total Investments: 103.16% (Cost $66,881,607)	74,876,239

	Net Other Assets and Liabilities: (3.16)%	(2,294,455)

	Net Assets: 100.00%	$72,581,784

Shares

Schedule of Securities Sold Short
Common Stocks

(60,000)	Apartment Investment & Management Co., Class A	$(2,401,800)

(10,000)	Camden Property Trust	(767,600)

(30,000)	Duke Realty Corp.	(630,600)

(3,500)	Essex Property Trust, Inc.	(837,935)

(5,000)	Lennar Corp., Class A	(244,550)

(10,000)	Macerich Co.	(806,900)

(20,000)	Pennsylvania REIT	(437,400)

Shares		Value (Note 2)

(3,000)	Sherwin-Williams Co.	$(778,800)

(10,075)	Wyndham Worldwide Corp.	(731,949)

Exchange-Traded Funds

(10,000)	SPDR® S&P® Homebuilders ETF	(341,800)

(80,000)	Vanguard REIT ETF	(6,378,400)

	Total Securities Sold Short (Proceeds $12,853,729)	$(14,357,734)

Contracts

Schedule of Options Written

(80)	AvalonBay Community, Expires April 2016 at $195.00 Call	$(24,000)

(40)	Boston Properties, Inc., Expires April 2016 at $135.00 Call	(12,400)

(100)	Simon Property Group, Inc., Expires April 2016 at $200.00 Call	(52,500)

	Total Options Written (Premiums $58,625)	$(88,900)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for short sales, options written or the line(s) of credit. At period end, the aggregate value of those securities was $37,073,716, representing 51.08% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,387,225, representing 3.29% of net assets.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

December 31, 2015	38	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/09/15	Ashford Hospitality Prime, Inc.(b)(d)(e)	$734,750	$652,500	0.90%

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	39	December 31, 2015

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

Common Stocks: 34.93%
Energy Equipment & Services: 0.02%

1,700,000	GreenHunter Resources, Inc.(a)(b)	$178,500

Hotels, Restaurants & Leisure: 0.64%

1,182,571	Peak Resorts, Inc.(a)(c)	7,107,252

Real Estate Management/Services: 0.02%

17,700	The RMR Group, Inc., Class A(a)(b)	255,057

REITs-Apartments: 1.28%

1,500,000	Campus Crest Communities, Inc.(a)(b)	10,200,000

296,296	Clipper Realty, Inc.(b)(d)	4,074,070

		14,274,070

REITs-Diversified: 1.80%

100,000	American Assets Trust, Inc.(a)	3,835,000

100,000	W.P. Carey & Co., Inc.(a)	5,900,000

800,000	Winthrop Realty Trust, REIT(a)	10,376,000

		20,111,000

REITs-Healthcare: 6.30%

1,575,000	MedEquities Realty Trust, Inc.(d)	24,806,250

2,250,000	Sabra Health Care REIT, Inc.(a)	45,517,500

		70,323,750

REITs-Hotels: 4.64%

1,850,000	Chatham Lodging Trust(a)	37,888,000

1,160,000	Summit Hotel Properties, Inc.(a)	13,862,000

		51,750,000

REITs-Mortgage: 2.32%

390,000	Ares Commercial Real Estate Corp.(a)	4,461,600

1,100,000	Colony Capital, Inc., Class A(a)	21,428,000

		25,889,600

REITs-Office Property: 5.00%

16,272	BioMed Realty Trust, Inc.(a)	385,483

3,440,000	Franklin Street Properties Corp.(a)	35,604,000

1,000,000	Select Income REIT	19,820,000

		55,809,483

REITs-Regional Malls: 1.49%

1,565,000	WP GLIMCHER, Inc.(a)	16,604,650

Shares		Value (Note 2)

REITs-Residential: 3.16%

584,000	American Homes 4 Rent, Class A(a)	$9,729,440

1,350,000	American Residential Properties, Inc.(a)	25,515,000

		35,244,440

REITs-Shopping Centers: 0.88%

143,600	Kite Realty Group Trust(a)	3,723,548

340,000	Retail Opportunity Investments Corp.(a)	6,086,000

		9,809,548

REITs-Specialized: 0.15%

150,000	Farmland Partners, Inc.(a)	1,645,500

REITs-Storage: 3.02%

1,970,000	National Storage Affiliates Trust(a)(c)	33,746,100

REITs-Warehouse/Industrial: 4.21%

1,240,000	Monmouth Real Estate Investment Corp.(a)	12,970,400

1,840,000	STAG Industrial, Inc.(a)	33,948,000

		46,918,400

	Total Common Stocks (Cost $376,280,703)	389,667,350

Convertible Preferred Stocks: 12.43%
REITs-Diversified: 1.29%

303,428	Lexington Realty Trust Series C, 6.500%(a)	14,412,830

REITs-Hotels: 7.23%

2,560,000	Ashford Hospitality Prime, Inc. Series B, 5.500%(d)(e)	54,502,400

1,039,238	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	26,136,836

		80,639,236

REITs-Office Property: 0.25%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%(a)	2,825,917

REITs-Shopping Centers: 1.35%

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	15,024,555

December 31, 2015	40	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Specialized: 2.31%

248,700	EPR Properties Series C, 5.750%	$5,968,800

644,101	Series E, 9.000%(a)	19,838,311

		25,807,111

	Total Convertible Preferred Stocks (Cost $122,653,091)	138,709,649

Preferred Stocks: 57.83%
Consumer Products: 2.28%

772,624	CHS, Inc. Series 4, 7.500%	20,899,479

45,000	Dairy Farmers of America, Inc. 7.875%(d)	4,582,971

		25,482,450

Oil, Gas & Consumable Fuels: 0.64%

220,000	TravelCenters of America Llc 8.250%(a)	5,486,800

80,361	Vanguard Natural Resources Llc Series A, 7.875%	818,075

88,938	Series B, 7.625%	813,783

		7,118,658

REITs-Apartments: 3.44%

120,000	Apartment Investment & Management Co. Series Z, 7.000%(a)	3,063,600

271,045	Campus Crest Communities, Inc. Series A, 8.000%(a)	7,291,111

177,795	Essex Property Trust, Inc. Series H, 7.125%(a)	4,508,881

280,000	Sun Communities, Inc. Series A, 7.125%	7,309,400

630,000	UMH Properties, Inc. Series A, 8.250%(a)	16,203,600

		38,376,592

REITs-Diversified: 3.73%

400,000	CorEnergy Infrastructure Trust, Inc. Series A, 7.375%(a)	7,284,000

943,750	First Potomac Realty Trust Series A, 7.750%(a)	23,829,687

Shares		Value (Note 2)

412,000	Investors Real Estate Trust Series B, 7.950%(a)	$10,501,880

		41,615,567

REITs-Healthcare: 1.58%

697,943	Sabra Healthcare REIT, Inc. Series A, 7.125%	17,623,061

REITs-Hotels: 7.43%

402,587	Ashford Hospitality Trust, Inc. Series E, 9.000%(a)	10,205,581

387,500	Chesapeake Lodging Trust Series A, 7.750%(a)	9,985,875

715,589	Hersha Hospitality Trust Series B, 8.000%(a)	18,125,869

275,000	Series C, 6.875%	6,913,500

120,000	LaSalle Hotel Properties Series H, 7.500%(a)	3,011,400

371,979	Pebblebrook Hotel Trust Series A, 7.875%(a)	9,344,113

237,888	Summit Hotel Properties, Inc. Series B, 7.875%	6,104,206

292,500	Series C, 7.125%	7,473,375

461,592	Sunstone Hotel Investors, Inc. Series D, 8.000%(a)	11,692,125

		82,856,044

REITs-Manufactured Homes: 1.52%

657,290	Equity LifeStyle Properties, Inc. Series C, 6.750%(a)	16,925,217

REITs-Mortgage: 12.03%

797,838	Colony Capital, Inc. Series A, 8.500%(a)	19,922,015

371,700	Series B, 7.500%	9,091,782

400,000	Series C, 7.125%(a)	8,764,000

266,011	iStar Financial, Inc. Series D, 8.000%(a)	6,285,840

861,299	Series E, 7.875%(a)	19,775,425

567,811	Series F, 7.800%(a)	13,116,434

848,247	Series G, 7.650%(a)	19,424,856

425,000	Series I, 7.500%(a)	9,745,250

See Notes to Financial Statements	41	December 31, 2015

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Mortgage (continued): 12.03%

621,700	NorthStar Realty Finance Corp. Series E, 8.750%	$14,641,035

322,700	RAIT Financial Trust Series A, 7.750%	5,857,005

440,000	Resource Capital Corp. 8.250%	7,559,200

		134,182,842

REITs-Office Property: 6.71%

200,000	Corporate Office Properties Trust Series L, 7.375%(a)	5,142,000

436,989	Digital Realty Trust, Inc. Series F, 6.625%(a)	11,431,632

1,369,000	DuPont Fabros Technology, Inc. Series A, 7.875%(a)	34,663,080

551,174	Series B, 7.625%(a)	13,895,097

265,979	Gramercy Property Trust Series A, 7.125%	6,649,475

2,624	Highwoods Properties, Inc. Series A, 8.625%	3,051,876

		74,833,160

REITs-Regional Malls: 3.48%

889,109	CBL & Associates Properties, Inc. Series D, 7.375%(a)	22,485,567

210,622	General Growth Properties, Inc. Series A, 6.375%(a)	5,223,425

100,000	Taubman Centers, Inc. Series K, 6.250%	2,550,000

340,669	WP GLIMCHER, Inc. Series I, 6.875%	8,574,639

		38,833,631

REITs-Residential: 3.77%

204,044	American Homes 4 Rent Series A, 5.000%	5,243,931

250,000	Series B, 5.000%	6,527,500

841,000	Series C, 5.500%(a)	21,613,700

329,000	UMH Properties, Inc. Series B, 8.000%	8,715,210

		42,100,341

Shares		Value (Note 2)

REITs-Shopping Centers: 7.32%

350,000	Cedar Realty Trust, Inc. Series B, 7.250%(a)	$8,645,000

520,000	Inland Real Estate Corp. Series A, 8.125%	13,145,600

250,000	Retail Properties of America, Inc. Series A, 7.000%	6,425,000

775,000	Saul Centers, Inc. Series C, 6.875%	20,266,250

810,000	Urstadt Biddle Properties, Inc. Series F, 7.125%(a)	21,242,250

450,000	Series G, 6.750%	11,965,500

		81,689,600

REITs-Specialized: 1.34%

400,000	CoreSite Realty Corp. Series A, 7.250%(a)	10,596,000

170,000	EPR Properties Series F, 6.625%	4,302,700

		14,898,700

REITs-Warehouse/Industrial: 2.56%

432,050	Monmouth Real Estate Investment Corp. Series A, 7.625%(a)	11,237,621

473,028	Series B, 7.875%	12,289,267

200,000	STAG Industrial, Inc. Series B, 6.625%	5,078,000

		28,604,888

	Total Preferred Stocks (Cost $591,317,214)	645,140,751

Principal Amount

Contingent Convertible Securities: 1.28%
Department Stores: 1.28%

$21,810,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.625%, 03/01/97	14,285,550

	Total Contingent Convertible Securities (Cost $16,106,250)	14,285,550

Corporate Bonds: 2.89%
Consumer Products: 1.36%

14,500,000	Land O’Lakes, Inc., Unsec. Notes 8.000%, Perpetual Maturity(d)(f)	15,116,250

December 31, 2015	42	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Principal Amount		Value (Note 2)

Department Stores: 1.53%

$ 8,650,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36	$5,384,625

17,535,000	7.400%, 04/01/37	11,704,612

		17,089,237

	Total Corporate Bonds (Cost $33,400,408)	32,205,487

Convertible Corporate Bonds: 2.77%
Real Estate Management/Services: 1.81%

20,250,000	Consolidated-Tomoka Land Co. 4.500%, 03/15/20 (d)	20,199,375

REITs-Diversified: 0.96%

14,000,000	CorEnergy Infrastructure Trust, Inc. 7.000%, 06/15/20	10,675,000

	Total Convertible Corporate Bonds (Cost $34,285,431)	30,874,375

	Total Investments: 112.13% (Cost $1,174,043,097)	1,250,883,162

	Net Other Assets and Liabilities: (12.13)%	(135,345,984)

	Net Assets: 100.00%	$1,115,537,178

Shares

Schedule of Securities Sold Short
Exchange-Traded Funds

(1,000,000)	iShares® Dow Jones U.S. Real Estate Index Fund	$(75,110,000)

	Total Securities Sold Short (Proceeds $70,797,577)	$(75,110,000)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for securities sold short or the line(s) of credit. At period end, the aggregate value of those securities was $643,054,390, representing 57.65% of net assets.

(b) Non-income producing security.

(c) Affiliated company. See note 9 for more information.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $123,281,316, representing 11.05% of net assets.

(e) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	43	December 31, 2015

Portfolio of Investments (Note 10)

Forward Select Opportunity Fund

Shares		Value (Note 2)

Common Stocks: 61.23%
Banks: 13.32%

126,960	Barclays Plc	$409,703

60,000	Commerzbank AG(a)	624,143

54,680	Green Bancorp, Inc.(a)(b)	573,046

85,000	Unione di Banche Italiane SCpA	572,718

		2,179,610

Capital Markets: 1.47%

12,084	FBR & Co.(b)	240,472

Energy Equipment & Services: 0.46%

716,697	GreenHunter Resources, Inc.(a)(b)	75,253

Food Retailer: 1.21%

90,000	Tesco Plc(a)	198,354

Healthcare Providers & Services: 3.77%

177,565	Genesis Healthcare, Inc.(a)(b)	616,150

Hotels & Motels: 3.48%

60,000	Belmond, Ltd., Class A(a)(b)	570,000

Hotels, Restaurants & Leisure: 2.76%

75,000	Peak Resorts, Inc.(b)	450,750

Multiline Retail: 0.40%

5,000	Hudson’s Bay Co.	65,404

REITs-Diversified: 3.91%

30,000	CorEnergy Infrastructure Trust, Inc.(b)	445,200

15,000	Winthrop Realty Trust, REIT(b)	194,550

		639,750

REITs-Healthcare: 2.47%

20,000	Sabra Health Care REIT, Inc.(b)	404,600

REITs-Hotels: 11.97%

150,000	Ashford Hospitality Prime, Inc.(a)(c)(d)	1,957,500

REITs-Industrials: 2.45%

14,600	Granite Real Estate Investment Trust	400,532

REITs-Residential: 6.93%

60,000	American Residential Properties, Inc.(b)	1,134,000

REITs-Shopping Centers: 2.60%

60,000	Cedar Realty Trust, Inc.(b)	424,800

Shares		Value (Note 2)

REITs-Timber: 4.03%

22,000	Weyerhaeuser Co.(b)	$659,560

	Total Common Stocks (Cost $12,508,205)	10,016,735

Exchange-Traded Funds: 3.82%

24,500	ProShares® UltraShort Euro(a)(b)(i)	625,485

	Total Exchange-Traded Funds (Cost $555,347)	625,485

Preferred Stocks: 21.65%
Banks: 3.34%

21,000	Citigroup Capital XIII, Jr. Sub. Notes 7.875%(b)(e)	545,790

Consumer Products: 3.11%

5,000	Dairy Farmers of America, Inc. 7.875%(f)	509,219

Insurance: 3.73%

24,000	AmTrust Financial Services, Inc. Series D, 7.500%	610,320

Marine: 1.08%

15,000	Star Bulk Carriers Corp., Sr. Unsec. Notes 8.000%	177,000

Oil, Gas & Consumable Fuels: 1.40%

25,000	Vanguard Natural Resources Llc Series B, 7.625%(b)	228,750

REITs-Residential: 8.99%

27,220	American Homes 4 Rent Series A, 5.000%(b)	699,554

30,000	Series C, 5.500%(b)	771,000

		1,470,554

	Total Preferred Stocks (Cost $4,030,978)	3,541,633

Principal Amount

Contingent Convertible Securities: 8.79%
Banks: 8.79%

$500,000	Deutsche Bank AG, Jr. Sub. Notes 7.500%, Perpetual Maturity(g)(h)	488,125

December 31, 2015	44	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Opportunity Fund

Principal Amount		Value (Note 2)

Banks (continued): 8.79%

$ 1,000,000	Unicredit Spa, Jr. Sub. Notes 8.000%, Perpetual Maturity(g)(h)	$948,990

		1,437,115

	Total Contingent Convertible Securities (Cost $1,490,325)	1,437,115

Corporate Bonds: 9.70%
Banks: 3.12%

500,000	Societe Generale SA, Jr. Sub. Notes 8.000%, Perpetual Maturity(b)(f)(g)(h)	510,390

Consumer Discretionary: 1.90%

500,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36	311,250

Consumer Products: 3.19%

500,000	Land O’Lakes, Inc., Unsec. Notes 8.000%, Perpetual Maturity(b)(f)(h)	521,250

Oil, Gas & Consumable Fuels: 1.49%

800,000	Memorial Production Partners LP / Memorial Production Finance Corp., Sr. Unsec. Notes 7.625%, 05/01/21	244,000

	Total Corporate Bonds (Cost $2,099,357)	1,586,890

Convertible Corporate Bonds: 6.10%
Real Estate Management/Services: 6.10%

1,000,000	Consolidated-Tomoka Land Co. 4.500%, 03/15/20(f)	997,500

	Total Convertible Corporate Bonds (Cost $1,000,000)	997,500

	Total Investments: 111.29% (Cost $21,684,212)	18,205,358

	Net Other Assets and Liabilities: (11.29)%	(1,846,460)

	Net Assets: 100.00%	$16,358,898

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate value of those securities was $8,292,666, representing 50.69% of net assets.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(e) Dividend rate will change at a future date. Dividend rate shown reflects the rate in effect at December 31, 2015.

(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,538,359, representing 15.52% of net assets.

(g) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2015.

(h) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(i) This security is treated as a partnership for tax purposes and is not registered as an investment company under the Investment Company Act of 1940, as amended.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/09/15	Ashford Hospitality Prime, Inc.(a)(c)(d)	$2,204,250	$1,957,500	11.97%

See Notes to Financial Statements	45	December 31, 2015

Portfolio of Investments (Note 10)

Forward Select Opportunity Fund

Investment Abbreviations:

Jr. — Junior

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2015	46	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Assets:
Investments, at value	$44,212,918	$47,554,024	$53,416,406
Cash	5,239,615	231,205	502,682
Receivable for investments sold	109,063	2,862,602	—
Receivable for shares sold	26,619	13,208	143,996
Interest and dividends receivable	63,950	288,461	266,556
Other assets	19,358	15,372	11,703

Total Assets	49,671,523	50,964,872	54,341,343

Liabilities:
Payable for investments purchased	689,268	1,989,864	—
Payable for shares redeemed	73,035	170,888	79,241
Payable to advisor	34,914	43,509	41,235
Payable for distribution and service fees	15,519	16,780	19,063
Payable to trustees	—	9	145
Payable for chief compliance officer fee	376	446	512
Payable to ReFlow (Note 2)	—	2,513	5,184
Payable for legal and audit fees	17,816	16,182	15,010
Accrued expenses and other liabilities	24,892	27,968	18,313

Total Liabilities	855,820	2,268,159	178,703

Net Assets	$48,815,703	$48,696,713	$54,162,640

Net Assets Consist of:
Paid-in capital	$110,294,556	$203,108,134	$43,352,524
Accumulated net investment income/(loss)	(71,863)	(808,300)	43,423
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(59,705,324)	(151,672,415)	(460,651)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,701,666)	(1,930,706)	11,227,344

Total Net Assets	$48,815,703	$48,696,713	$54,162,640

Investments, at Cost	$45,917,661	$49,477,410	$42,189,062

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$20.91	$13.60	$14.22
Net Assets	$18,572,286	$8,478,879	$38,420,339
Shares of beneficial interest outstanding	888,147	623,431	2,701,326
Institutional Class:
Net Asset Value, offering and redemption price per share	$21.09	$13.51	$12.06
Net Assets	$11,782,584	$13,745,780	$6,954,186
Shares of beneficial interest outstanding	558,707	1,017,557	576,840

See Notes to Financial Statements	47	December 31, 2015

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund (continued)	Forward International Real Estate Fund (continued)	Forward Real Estate Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$21.02	$13.59	$14.07
Net Assets	$12,775,031	$13,070,232	$5,653,436
Shares of beneficial interest outstanding	607,754	962,106	401,720
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$22.30	$14.42	$14.93
Class B:
Net Asset Value, offering and redemption price per share	$20.91	—	—
Net Assets	$522,558	—	—
Shares of beneficial interest outstanding	24,987	—	—
Class C:
Net Asset Value, offering and redemption price per share	$20.94	$13.62	$14.21
Net Assets	$4,966,112	$8,777,043	$3,134,679
Shares of beneficial interest outstanding	237,150	644,647	220,638
Advisor Class:
Net Asset Value, offering and redemption price per share	$21.05	$13.50	—
Net Assets	$197,132	$4,624,779	—
Shares of beneficial interest outstanding	9,366	342,517	—

December 31, 2015	48	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Assets:
Investments in affiliates, at value	$—	$40,853,352	$—
Investments, at value	74,876,239	1,210,029,810	18,205,358
Cash	3,149,906	49,144,153	1,511,220
Deposit with broker for securities sold short	14,671,655	74,931,192	—
Receivable for investments sold	—	18,314,547	—
Receivable for shares sold	24,686	234,892	51,156
Receivable due from custodian	—	—	29,600
Interest and dividends receivable	326,439	9,259,142	117,022
Other assets	26,176	32,072	15,412

Total Assets	93,075,101	1,402,799,160	19,929,768

Liabilities:
Securities sold short (Proceeds $12,853,729, $70,797,577 and $—, respectively)	14,357,734	75,110,000	—
Options written, at value (Premiums received $58,625, $— and $—, respectively)	88,900	—	—
Payable on loan (Note 2)	5,794,260	204,564,256	3,532,506
Payable for interest and commitment fees due on loan (Note 2)	4,943	136,721	320
Payable for dividend expense on short sales	25,040	—	—
Payable for shares redeemed	93,041	5,654,131	75
Payable to advisor	59,752	1,029,012	6,811
Payable for distribution and service fees	27,551	417,397	8,041
Payable to trustees	96	498	—
Payable for chief compliance officer fee	601	10,961	165
Payable to ReFlow (Note 2)	641	—	—
Payable for legal and audit fees	18,541	48,554	16,908
Accrued expenses and other liabilities	22,217	290,452	6,044

Total Liabilities	20,493,317	287,261,982	3,570,870

Net Assets	$72,581,784	$1,115,537,178	$16,358,898

Net Assets Consist of:
Paid-in capital	$219,083,963	$1,044,032,487	$20,593,716
Accumulated net investment loss	(85,774)	—	(4,495)
Accumulated net realized loss on investments, securities sold short, written option contracts and foreign currency transactions	(152,876,759)	(1,022,951)	(750,653)
Net unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	6,460,354	72,527,642	(3,479,670)

Total Net Assets	$72,581,784	$1,115,537,178	$16,358,898

Investments in Affiliates, at Cost	$—	$36,121,075	$—

Investments, at Cost	$66,881,607	$1,137,922,022	$21,684,212

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$32.55	$22.34	$21.39
Net Assets	$1,138,752	$76,217,100	$769,979
Shares of beneficial interest outstanding	34,986	3,411,778	35,996

See Notes to Financial Statements	49	December 31, 2015

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund (continued)	Forward Select Income Fund (continued)	Forward Select Opportunity Fund (continued)
Institutional Class:
Net Asset Value, offering and redemption price per share	$33.56	$22.36	$21.38
Net Assets	$22,717,048	$334,704,603	$5,959,868
Shares of beneficial interest outstanding	676,982	14,967,763	278,798
Class A:
Net Asset Value, offering and redemption price per share	$32.59	$22.41	$21.38
Net Assets	$31,179,038	$431,166,641	$6,822,299
Shares of beneficial interest outstanding	956,781	19,243,370	319,109
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$34.58	$23.78	$22.68
Class B:
Net Asset Value, offering and redemption price per share	$32.42	$22.12	—
Net Assets	$393,443	$4,116,688	—
Shares of beneficial interest outstanding	12,137	186,082	—
Class C:
Net Asset Value, offering and redemption price per share	$32.28	$21.87	$21.36
Net Assets	$16,306,833	$227,301,342	$2,806,752
Shares of beneficial interest outstanding	505,091	10,394,874	131,399
Advisor Class:
Net Asset Value, offering and redemption price per share	$33.59	$22.35	—
Net Assets	$846,670	$42,030,804	—
Shares of beneficial interest outstanding	25,207	1,880,447	—

December 31, 2015	50	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2015

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Investment Income:
Interest	$1,977	$454	$2,147
Dividends	2,477,994	2,377,642	1,495,761
Foreign taxes withheld	(187,855)	(204,075)	—

Total Investment Income	2,292,116	2,174,021	1,497,908

Expenses:
Investment advisory fee	495,013	673,571	485,197
Administration fee	53,362	64,892	42,744
Custodian fee	24,905	25,772	2,703
Legal and audit fees	51,061	49,342	44,574
Transfer agent fee	52,665	53,989	53,340
Trustees’ fees and expenses	7,917	9,401	8,634
Registration/filing fees	74,013	62,835	58,073
Reports to shareholder and printing fees	18,517	17,026	18,483
Distribution and service fees
Investor Class	73,045	53,090	165,815
Institutional Class	7,146	10,434	2,920
Class A	69,372	78,730	28,580
Class B	7,594	—	—
Class C	59,082	108,815	34,363
Advisor Class	365	4,840	—
Chief compliance officer fee	4,382	5,305	4,677
ReFlow fees (Note 2)	11,500	15,714	17,822
Other	17,094	9,645	8,192

Total Expenses	1,027,033	1,243,401	976,117

Net Investment Income:	1,265,083	930,620	521,791

Net realized gain/(loss) on investments	(1,392,955)	469,075	10,811,617
Net realized gain on futures contracts	41,397	—	—
Net realized loss on foreign currency	(106,288)	(255,488)	—
Net change in unrealized depreciation on investments	(4,281,650)	(2,728,620)	(9,364,552)
Net change in unrealized depreciation on futures contracts	(195,424)	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	7,155	(6,983)	—

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign Currency Translations	(5,927,765)	(2,522,016)	1,447,065

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,662,682)	$(1,591,396)	$1,968,856

See Notes to Financial Statements	51	December 31, 2015

Statement of Operations

For the Year Ended December 31, 2015

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Investment Income:
Interest	$113,286	$7,224,232	$344,669
Dividends	2,489,213	69,432,323	642,162
Dividends from affiliated investments	—	2,927,152	—
Foreign taxes withheld	(15,581)	—	(38,540)

Total Investment Income	2,586,918	79,583,707	948,291

Expenses:
Dividend expense on short sales	227,079	3,595,714	—
Interest on short sales	50,687	1,141,031	—
Investment advisory fee	705,710	15,958,590	234,329
Administration fee	57,851	832,316	22,982
Custodian fee	6,558	31,557	3,522
Legal and audit fees	56,181	493,303	51,537
Transfer agent fee	57,338	1,168,681	11,786
Trustees’ fees and expenses	10,430	233,248	3,447
Registration/filing fees	63,453	158,944	44,788
Reports to shareholder and printing fees	13,489	353,993	4,284
Distribution and service fees
Investor Class	7,266	515,304	3,829
Institutional Class	7,855	276,356	2,762
Class A	152,175	2,709,836	72,856
Class B	6,056	53,740	—
Class C	175,303	2,571,185	37,057
Advisor Class	1,092	49,643	—
Chief compliance officer fee	5,683	126,479	1,862
ReFlow fees (Note 2)	3,113	74,505	—
Interest and commitment fees on loan	90,129	2,068,312	31,518
Other	8,018	139,201	7,505

Total expenses before waivers	1,705,466	32,551,938	534,064
Less fees waived/reimbursed by investment advisor (Note 3)	—	—	(109,534)

Total Net Expenses	1,705,466	32,551,938	424,530

Net Investment Income:	881,452	47,031,769	523,761

Net realized loss on affiliated investments	—	(11,167,790)	—
Net realized gain/(loss) on investments	12,537,524	90,011,042	(733,392)
Net realized gain/(loss) on securities sold short	(1,279,082)	7,551,742	—
Net realized gain on written option contracts	14,001	—	—
Net realized loss on foreign currency	(2,220)	—	(13,328)
Net change in unrealized appreciation on affiliated investments	—	4,732,277	—
Net change in unrealized depreciation on investments	(14,506,296)	(155,320,659)	(2,443,158)
Net change in unrealized appreciation on securities sold short	1,439,785	1,907,639	—
Net change in unrealized appreciation on written option contracts	61,461	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(7)	—	67

Net Realized and Unrealized Loss on Investments, Securities Sold Short, Written Option Contracts and Foreign Currency Translations	(1,734,834)	(62,285,749)	(3,189,811)

Net Decrease in Net Assets Resulting from Operations	$(853,382)	$(15,253,980)	$(2,666,050)

December 31, 2015	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$1,265,083	$1,009,079
Net realized gain/(loss) on investments	(1,392,955)	10,754,107
Net realized gain/(loss) on futures contracts	41,397	(149,925)
Net realized loss on foreign currency transactions	(106,288)	(2,774,926)
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(4,469,919)	(10,089,740)

Net decrease in net assets resulting from operations	(4,662,682)	(1,251,405)

Distributions to Shareholders:
From net investment income
Investor Class	(341,827)	(414,432)
Institutional Class	(296,363)	(620,205)
Class A	(271,548)	(229,599)
Class B	(9,960)	(7,136)
Class C	(78,760)	(51,082)
Advisor Class	(7,253)	(9,521)

Total distributions	(1,005,711)	(1,331,975)

Share Transactions:
Investor Class
Proceeds from sale of shares	30,026,104	57,131,566
Issued to shareholders in reinvestment of distributions	216,700	124,914
Cost of shares redeemed	(40,493,482)	(35,698,622)

Net increase/(decrease) from share transactions	(10,250,678)	21,557,858

Institutional Class
Proceeds from sale of shares	11,488,718	20,916,844
Issued to shareholders in reinvestment of distributions	228,049	390,619
Cost of shares redeemed	(39,031,399)	(19,261,915)

Net increase/(decrease) from share transactions	(27,314,632)	2,045,548

Class A
Proceeds from sale of shares	1,309,130	1,467,177
Issued to shareholders in reinvestment of distributions	243,889	202,652
Cost of shares redeemed	(4,999,321)	(6,664,309)

Net decrease from share transactions	(3,446,302)	(4,994,480)

Class B
Issued to shareholders in reinvestment of distributions	9,559	6,651
Cost of shares redeemed	(333,962)	(391,399)

Net decrease from share transactions	(324,403)	(384,748)

Class C
Proceeds from sale of shares	409,076	372,844
Issued to shareholders in reinvestment of distributions	73,915	48,244
Cost of shares redeemed	(1,508,209)	(1,231,519)

Net decrease from share transactions	(1,025,218)	(810,431)

Advisor Class
Proceeds from sale of shares	189,369	1,152,227
Issued to shareholders in reinvestment of distributions	6,208	6,474
Cost of shares redeemed	(421,744)	(1,075,870)

Net increase/(decrease) from share transactions	(226,167)	82,831

Net increase/(decrease) in net assets	$(48,255,793)	$14,913,198

Net Assets:
Beginning of period	97,071,496	82,158,298

End of period (including accumulated net investment loss of $(71,863) and $(250,923), respectively)	$48,815,703	$97,071,496

See Notes to Financial Statements	53	December 31, 2015

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	1,351,124	2,367,703
Distributions reinvested	10,101	5,304
Redeemed	(1,832,344)	(1,497,919)

Net increase/(decrease) in shares outstanding	(471,119)	875,088

Institutional Class
Sold	511,789	875,328
Distributions reinvested	10,253	16,380
Redeemed	(1,733,974)	(808,565)

Net increase/(decrease) in shares outstanding	(1,211,932)	83,143

Class A
Sold	57,556	60,962
Distributions reinvested	11,020	8,545
Redeemed	(219,190)	(278,360)

Net decrease in shares outstanding	(150,614)	(208,853)

Class B
Distributions reinvested	435	284
Redeemed	(14,930)	(16,308)

Net decrease in shares outstanding	(14,495)	(16,024)

Class C
Sold	19,089	15,411
Distributions reinvested	3,376	2,060
Redeemed	(67,175)	(51,690)

Net decrease in shares outstanding	(44,710)	(34,219)

Advisor Class
Sold	7,997	45,805
Distributions reinvested	270	272
Redeemed	(18,618)	(44,911)

Net increase/(decrease) in shares outstanding	(10,351)	1,166

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Real Estate Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$930,620	$2,222,357
Net realized gain on investments	469,075	169,390
Net realized loss on foreign currency transactions	(255,488)	(7,614,622)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,735,603)	3,747,170

Net decrease in net assets resulting from operations	(1,591,396)	(1,475,705)

Distributions to Shareholders:
From net investment income
Investor Class	(508,810)	(1,032,710)
Institutional Class	(788,206)	(2,640,392)
Class A	(613,532)	(2,063,414)
Class C	(333,622)	(849,244)
Advisor Class	(203,320)	(321,662)

Total distributions	(2,447,490)	(6,907,422)

Share Transactions:
Investor Class
Proceeds from sale of shares	22,929,440	31,075,540
Issued to shareholders in reinvestment of distributions	286,827	365,282
Cost of shares redeemed	(29,164,729)	(64,060,804)

Net decrease from share transactions	(5,948,462)	(32,619,982)

Institutional Class
Proceeds from sale of shares	14,925,517	31,816,226
Issued to shareholders in reinvestment of distributions	246,356	648,279
Cost of shares redeemed	(25,070,666)	(69,844,958)

Net decrease from share transactions	(9,898,793)	(37,380,453)

Class A
Proceeds from sale of shares	3,290,594	1,269,745
Issued to shareholders in reinvestment of distributions	574,026	1,974,435
Cost of shares redeemed	(15,497,722)	(10,060,017)

Net decrease from share transactions	(11,633,102)	(6,815,837)

Class C
Proceeds from sale of shares	803,523	1,263,895
Issued to shareholders in reinvestment of distributions	308,589	760,924
Cost of shares redeemed	(3,501,656)	(3,738,476)

Net decrease from share transactions	(2,389,544)	(1,713,657)

Advisor Class
Proceeds from sale of shares	2,218,817	3,551,848
Issued to shareholders in reinvestment of distributions	178,423	256,581
Cost of shares redeemed	(1,461,536)	(2,692,723)

Net increase from share transactions	935,704	1,115,706

Net decrease in net assets	$(32,973,083)	$(85,797,350)

Net Assets:
Beginning of period	81,669,796	167,467,146

End of period (including accumulated net investment loss of $(808,300) and $(2,797,050), respectively)	$48,696,713	$81,669,796

See Notes to Financial Statements	55	December 31, 2015

Statement of Changes in Net Assets

	Forward International Real Estate Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	1,553,292	1,920,150
Distributions reinvested	20,187	24,574
Redeemed	(1,993,768)	(4,185,519)

Net decrease in shares outstanding	(420,289)	(2,240,795)

Institutional Class
Sold	1,022,300	2,068,328
Distributions reinvested	17,075	43,672
Redeemed	(1,720,691)	(4,543,556)

Net decrease in shares outstanding	(681,316)	(2,431,556)

Class A
Sold	219,688	82,010
Distributions reinvested	39,715	132,604
Redeemed	(1,020,454)	(653,932)

Net decrease in shares outstanding	(761,051)	(439,318)

Class C
Sold	52,797	79,150
Distributions reinvested	21,375	51,078
Redeemed	(235,869)	(241,771)

Net decrease in shares outstanding	(161,697)	(111,543)

Advisor Class
Sold	148,030	231,855
Distributions reinvested	12,524	17,294
Redeemed	(100,466)	(175,388)

Net increase in shares outstanding	60,088	73,761

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	56	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$521,791	$998,926
Net realized gain on investments	10,811,617	7,807,733
Net change in unrealized appreciation/(depreciation) on investments	(9,364,552)	13,679,270

Net increase in net assets resulting from operations	1,968,856	22,485,929

Distributions to Shareholders:
From net investment income
Investor Class	(379,787)	(748,497)
Institutional Class	(90,071)	(145,168)
Class A	(54,123)	(70,227)
Class C	(11,996)	(15,771)
From net realized gains on investments
Investor Class	(8,197,978)	(4,973,169)
Institutional Class	(1,420,451)	(700,799)
Class A	(1,096,157)	(466,514)
Class C	(547,874)	(231,918)

Total distributions	(11,798,437)	(7,352,063)

Share Transactions:
Investor Class
Proceeds from sale of shares	38,093,293	81,069,269
Issued to shareholders in reinvestment of distributions	8,454,764	5,369,351
Cost of shares redeemed	(74,290,827)	(84,643,054)

Net increase/(decrease) from share transactions	(27,742,770)	1,795,566

Institutional Class
Proceeds from sale of shares	15,566,041	19,790,599
Issued to shareholders in reinvestment of distributions	1,196,663	479,281
Cost of shares redeemed	(17,597,598)	(22,464,546)

Net decrease from share transactions	(834,894)	(2,194,666)

Class A
Proceeds from sale of shares	241,995	363,904
Issued to shareholders in reinvestment of distributions	1,021,859	483,810
Cost of shares redeemed	(1,357,684)	(1,496,422)

Net decrease from share transactions	(93,830)	(648,708)

Class C
Proceeds from sale of shares	299,782	1,450,890
Issued to shareholders in reinvestment of distributions	536,788	237,717
Cost of shares redeemed	(787,934)	(472,031)

Net increase from share transactions	48,636	1,216,576

Net increase/(decrease) in net assets	$(38,452,439)	$15,302,634

Net Assets:
Beginning of period	92,615,079	77,312,445

End of period (including accumulated net investment income of $43,423 and $57,609, respectively)	$54,162,640	$92,615,079

See Notes to Financial Statements	57	December 31, 2015

Statement of Changes in Net Assets

	Forward Real Estate Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	2,228,348	4,905,629
Distributions reinvested	599,353	310,946
Redeemed	(4,313,797)	(5,050,537)

Net increase/(decrease) in shares outstanding	(1,486,096)	166,038

Institutional Class
Sold	1,070,803	1,336,796
Distributions reinvested	99,824	31,605
Redeemed	(1,186,128)	(1,513,128)

Net decrease in shares outstanding	(15,501)	(144,727)

Class A
Sold	13,998	21,703
Distributions reinvested	73,157	28,292
Redeemed	(81,293)	(88,994)

Net increase/(decrease) in shares outstanding	5,862	(38,999)

Class C
Sold	19,433	79,710
Distributions reinvested	38,232	13,748
Redeemed	(45,947)	(28,215)

Net increase in shares outstanding	11,718	65,243

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	58	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$881,452	$599,659
Net realized gain on investments	12,537,524	7,423,637
Net realized loss on securities sold short	(1,279,082)	(986,355)
Net realized gain/(loss) on written option contracts	14,001	(19,775)
Net realized loss on foreign currency transactions	(2,220)	(9,771)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	(13,005,057)	7,896,420

Net increase/(decrease) in net assets resulting from operations	(853,382)	14,903,815

Distributions to Shareholders:
From net investment income
Investor Class	(15,705)	(13,496)
Institutional Class	(296,011)	(201,917)
Class A	(385,744)	(311,794)
Class B	(2,910)	(3,565)
Class C	(132,336)	(65,191)
Advisor Class	(14,478)	(10,002)

Total distributions	(847,184)	(605,965)

Share Transactions:
Investor Class
Proceeds from sale of shares	827,159	2,699,277
Issued to shareholders in reinvestment of distributions	15,705	13,477
Cost of shares redeemed	(1,810,538)	(1,459,001)

Net increase/(decrease) from share transactions	(967,674)	1,253,753

Institutional Class
Proceeds from sale of shares	15,482,782	10,919,334
Issued to shareholders in reinvestment of distributions	289,986	169,400
Cost of shares redeemed	(7,226,680)	(15,042,720)

Net increase/(decrease) from share transactions	8,546,088	(3,953,986)

Class A
Proceeds from sale of shares	3,943,425	4,885,324
Issued to shareholders in reinvestment of distributions	332,557	263,131
Cost of shares redeemed	(7,521,296)	(7,095,946)

Net decrease from share transactions	(3,245,314)	(1,947,491)

Class B
Proceeds from sale of shares	—	26,593
Issued to shareholders in reinvestment of distributions	2,806	3,372
Cost of shares redeemed	(647,492)	(933,725)

Net decrease from share transactions	(644,686)	(903,760)

Class C
Proceeds from sale of shares	1,507,658	1,164,187
Issued to shareholders in reinvestment of distributions	126,231	61,787
Cost of shares redeemed	(2,711,794)	(3,993,392)

Net decrease from share transactions	(1,077,905)	(2,767,418)

Advisor Class
Proceeds from sale of shares	1,482,475	713,384
Issued to shareholders in reinvestment of distributions	14,477	10,002
Cost of shares redeemed	(1,546,184)	(906,571)

Net decrease from share transactions	(49,232)	(183,185)

Net increase in net assets	$860,711	$5,795,763

Net Assets:
Beginning of period	71,721,073	65,925,310

End of period (including accumulated net investment loss of $(85,774) and $(128,200), respectively)	$72,581,784	$71,721,073

See Notes to Financial Statements	59	December 31, 2015

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Changes in Shares Outstanding:
Investor Class
Sold	23,963	157,188
Distributions reinvested	484	412
Redeemed	(54,255)	(119,785)

Net increase/(decrease) in shares outstanding	(29,808)	37,815

Institutional Class
Sold	470,069	351,220
Distributions reinvested	8,686	5,214
Redeemed	(213,311)	(475,664)

Net increase/(decrease) in shares outstanding	265,444	(119,230)

Class A
Sold	116,641	154,249
Distributions reinvested	10,246	8,222
Redeemed	(224,287)	(226,269)

Net decrease in shares outstanding	(97,400)	(63,798)

Class B
Sold	—	905
Distributions reinvested	87	103
Redeemed	(19,058)	(30,315)

Net decrease in shares outstanding	(18,971)	(29,307)

Class C
Sold	44,530	37,187
Distributions reinvested	3,928	1,888
Redeemed	(81,642)	(130,749)

Net decrease in shares outstanding	(33,184)	(91,674)

Advisor Class
Sold	42,189	21,920
Distributions reinvested	431	306
Redeemed	(44,764)	(28,362)

Net decrease in shares outstanding	(2,144)	(6,136)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	60	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Income Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Operations:
Net investment income	$47,031,769	$48,140,054
Net realized gain on affiliated investments and investments	78,843,252	103,825,154
Net realized gain/(loss) on securities sold short	7,551,742	(13,111,115)
Net change in unrealized appreciation/(depreciation) on affiliated investments, investments and securities sold short	(148,680,743)	101,598,565

Net increase/(decrease) in net assets resulting from operations	(15,253,980)	240,452,658

Distributions to Shareholders:
From net investment income
Investor Class	(3,337,712)	(2,867,801)
Institutional Class	(16,630,415)	(19,639,132)
Class A	(17,173,487)	(17,864,635)
Class B	(149,060)	(185,577)
Class C	(8,099,889)	(6,579,777)
Advisor Class	(1,641,206)	(839,101)
From net realized gains on investments
Investor Class	(7,404,970)	(5,075,657)
Institutional Class	(36,895,855)	(30,240,529)
Class A	(38,100,701)	(29,914,855)
Class B	(330,700)	(363,769)
Class C	(17,970,228)	(13,015,171)
Advisor Class	(3,641,142)	(1,230,308)
From return of capital
Investor Class	(176,478)	—
Institutional Class	(879,313)	—
Class A	(908,028)	—
Class B	(7,881)	—
Class C	(428,272)	—
Advisor Class	(86,777)	—

Total distributions	(153,862,114)	(127,816,312)

Share Transactions:
Investor Class
Proceeds from sale of shares	125,054,217	122,939,104
Issued to shareholders in reinvestment of distributions	9,370,562	4,389,800
Cost of shares redeemed	(160,939,954)	(119,444,849)

Net increase/(decrease) from share transactions	(26,515,175)	7,884,055

Institutional Class
Proceeds from sale of shares	258,612,786	375,027,804
Issued to shareholders in reinvestment of distributions	45,165,743	41,498,250
Cost of shares redeemed	(548,614,132)	(313,017,777)

Net increase/(decrease) from share transactions	(244,835,603)	103,508,277

Class A
Proceeds from sale of shares	155,136,647	278,523,300
Issued to shareholders in reinvestment of distributions	48,173,809	40,506,127
Cost of shares redeemed	(387,739,029)	(224,759,585)

Net increase/(decrease) from share transactions	(184,428,573)	94,269,842

Class B
Proceeds from sale of shares	167,701	370
Issued to shareholders in reinvestment of distributions	383,521	429,800
Cost of shares redeemed	(3,155,605)	(2,543,390)

Net decrease from share transactions	(2,604,383)	(2,113,220)

See Notes to Financial Statements	61	December 31, 2015

Statement of Changes in Net Assets

	Forward Select Income Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014
Class C
Proceeds from sale of shares	$18,065,557	$21,049,129
Issued to shareholders in reinvestment of distributions	23,718,258	17,221,104
Cost of shares redeemed	(55,396,193)	(51,482,788)

Net decrease from share transactions	(13,612,378)	(13,212,555)

Advisor Class
Proceeds from sale of shares	39,912,821	21,607,629
Issued to shareholders in reinvestment of distributions	5,070,241	1,852,670
Cost of shares redeemed	(29,084,879)	(7,649,314)

Net increase from share transactions	15,898,183	15,810,985

Net increase/(decrease) in net assets	$(625,214,023)	$318,783,730

Net Assets:
Beginning of period	1,740,751,201	1,421,967,471

End of period (including accumulated net investment income of $0 and $0, respectively)	$1,115,537,178	$1,740,751,201

Changes in Shares Outstanding:
Investor Class
Sold	4,934,064	4,840,399
Distributions reinvested	407,196	173,283
Redeemed	(6,460,364)	(4,686,040)

Net increase/(decrease) in shares outstanding	(1,119,104)	327,642

Institutional Class
Sold	10,216,050	14,768,804
Distributions reinvested	1,939,021	1,640,592
Redeemed	(22,259,493)	(12,355,491)

Net increase/(decrease) in shares outstanding	(10,104,422)	4,053,905

Class A
Sold	6,076,608	10,900,857
Distributions reinvested	2,072,646	1,598,924
Redeemed	(15,472,694)	(8,859,909)

Net increase/(decrease) in shares outstanding	(7,323,440)	3,639,872

Class B
Sold	6,522	14
Distributions reinvested	16,798	17,175
Redeemed	(125,080)	(101,927)

Net decrease in shares outstanding	(101,760)	(84,738)

Class C
Sold	736,227	846,240
Distributions reinvested	1,052,855	694,559
Redeemed	(2,283,882)	(2,089,834)

Net decrease in shares outstanding	(494,800)	(549,035)

Advisor Class
Sold	1,561,660	846,819
Distributions reinvested	218,660	73,189
Redeemed	(1,176,508)	(302,363)

Net increase in shares outstanding	603,812	617,645

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

December 31, 2015	62	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Opportunity Fund
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014(b)(c)
Operations:
Net investment income	$523,761	$436,186
Net realized gain/(loss) on investments	(733,392)	2,440,036
Net realized loss on foreign currency transactions	(13,328)	(156,846)
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,443,091)	(1,515,241)

Net increase/(decrease) in net assets resulting from operations	(2,666,050)	1,204,135

Distributions to Shareholders:
From net investment income
Investor Class	(23,679)	(17,192)
Institutional Class	(160,417)	(287,565)
Class A	(280,278)	(289,109)
Class C	(76,271)	(21,984)
From net realized gains on investments
Investor Class	—	(84,830)
Institutional Class	—	(905,864)
Class A	—	(1,159,230)
Class C	—	(119,800)
From return of capital
Investor Class	(2,853)	—
Institutional Class	(19,331)	—
Class A	(33,774)	—
Class C	(9,191)	—

Total distributions	(605,794)	(2,885,574)

Share Transactions:
Investor Class
Proceeds from sale of shares	136,077	1,077,093
Issued to shareholders in reinvestment of distributions	23,952	102,019
Cost of shares redeemed	(274,248)	(26,421)

Net increase/(decrease) from share transactions	(114,219)	1,152,691

Institutional Class
Proceeds from sale of shares	3,145,033	6,013,529
Issued to shareholders in reinvestment of distributions	54,605	598,581
Cost of shares redeemed	(2,561,672)	(9,812,042)

Net increase/(decrease) from share transactions	637,966	(3,199,932)

Class A
Proceeds from sale of shares	5,779,146	14,316,032
Issued to shareholders in reinvestment of distributions	294,125	1,443,995
Cost of shares redeemed	(11,212,720)	(15,875,301)

Net decrease from share transactions	(5,139,449)	(115,274)

Class C
Proceeds from sale of shares	4,600,092	1,456,422
Issued to shareholders in reinvestment of distributions	82,965	140,310
Cost of shares redeemed	(2,271,865)	(186,791)

Net increase from share transactions	2,411,192	1,409,941

Net decrease in net assets	$(5,476,354)	$(2,434,013)

Net Assets:
Beginning of period	21,835,252	24,269,265

End of period (including accumulated net investment income/(loss) of $(4,495) and $928, respectively)	$16,358,898	$21,835,252

See Notes to Financial Statements	63	December 31, 2015

Statement of Changes in Net Assets

	Forward Select Opportunity Fund (continued)
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014(b)(c)
Changes in Shares Outstanding:
Investor Class
Sold	5,438	37,745
Distributions reinvested	1,018	4,045
Redeemed	(11,256)	(994)

Net increase/(decrease) in shares outstanding	(4,800)	40,796

Institutional Class
Sold	139,816	218,636
Distributions reinvested	2,326	23,461
Redeemed	(106,860)	(372,646)

Net increase/(decrease) in shares outstanding	35,282	(130,549)

Class A
Sold	231,784	519,044
Distributions reinvested	12,213	57,071
Redeemed	(469,049)	(589,331)

Net decrease in shares outstanding	(225,052)	(13,216)

Class C
Sold	178,819	53,005
Distributions reinvested	3,517	5,578
Redeemed	(101,988)	(7,532)

Net increase in shares outstanding	80,348	51,051

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Forward Select Opportunity Fund began offering Investor Class shares on June 2, 2014.

(c) The Forward Select Opportunity Fund began offering Class C shares on February 18, 2014.

December 31, 2015	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$22.85	$23.17	$21.02	$18.68	$22.54
Income/(Loss) from Operations:
Net investment income(c)	0.55	0.24	0.35	0.04	0.23
Net realized and unrealized gain/(loss) on investments	(2.06)	(0.25)	2.00	2.62	(3.75)

Total from Investment Operations	(1.51)	(0.01)	2.35	2.66	(3.52)

Less Distributions:
From investment income	(0.43)	(0.31)	(0.20)	(0.32)	(0.34)

Total Distributions	(0.43)	(0.31)	(0.20)	(0.32)	(0.34)

Net Increase/(Decrease) in Net Asset Value	(1.94)	(0.32)	2.15	2.34	(3.86)

Net Asset Value, End of Period	$20.91	$22.85	$23.17	$21.02	$18.68

Total Return	(6.60)%	(0.17)%	11.31%	14.48%	(15.74	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,572	$31,054	$11,217	$27,193	$21
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.41%	1.01%	1.62%	0.18%	1.83	%(e)
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.72	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.87%	1.70%	1.67%	1.66%	1.73	%(e)
Portfolio Turnover Rate	107%	135%	101%	74%	88	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Investor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the expense limitation agreement expired.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	65	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$23.03	$23.32	$21.10	$18.72	$20.27
Income/(Loss) from Operations:
Net investment income(b)	0.58	0.31	0.40	0.32	0.43
Net realized and unrealized gain/(loss) on investments	(2.01)	(0.24)	2.04	2.42	(1.60)

Total from Investment Operations	(1.43)	0.07	2.44	2.74	(1.17)

Less Distributions:
From investment income	(0.51)	(0.36)	(0.22)	(0.36)	(0.38)

Total Distributions	(0.51)	(0.36)	(0.22)	(0.36)	(0.38)

Net Increase/(Decrease) in Net Asset Value	(1.94)	(0.29)	2.22	2.38	(1.55)

Net Asset Value, End of Period	$21.09	$23.03	$23.32	$21.10	$18.72

Total Return	(6.22)%	0.17%	11.69%	14.95%	(5.92)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,783	$40,774	$39,347	$90,441	$72,691
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.52%	1.30%	1.86%	1.61%	2.12%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.29	%(c)
Operating expenses excluding reimbursement/waiver	1.52%	1.35%	1.30%	1.23%	1.29%
Portfolio Turnover Rate	107%	135%	101%	74%	88%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2015	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$22.98	$23.29	$21.12	$18.72	$20.28
Income/(Loss) from Operations:
Net investment income(b)	0.51	0.21	0.24	0.26	0.36
Net realized and unrealized gain/(loss) on investments	(2.05)	(0.24)	2.11	2.43	(1.60)

Total from Investment Operations	(1.54)	(0.03)	2.35	2.69	(1.24)

Less Distributions:
From investment income	(0.42)	(0.28)	(0.18)	(0.29)	(0.32)

Total Distributions	(0.42)	(0.28)	(0.18)	(0.29)	(0.32)

Net Increase/(Decrease) in Net Asset Value	(1.96)	(0.31)	2.17	2.40	(1.56)

Net Asset Value, End of Period	$21.02	$22.98	$23.29	$21.12	$18.72

Total Return(c)	(6.75)%	(0.19)%	11.26%	14.57%	(6.24)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$12,775	$17,427	$22,524	$23,848	$27,248
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.23%	0.89%	1.10%	1.31%	1.75%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.52	%(d)
Operating expenses excluding reimbursement/waiver	1.93%	1.75%	1.74%	1.58%	1.52%
Portfolio Turnover Rate	107%	135%	101%	74%	88%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	67	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class B
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$22.88	$23.21	$21.10	$18.73	$20.28
Income/(Loss) from Operations:
Net investment income(b)	0.40	0.08	0.11	0.13	0.20
Net realized and unrealized gain/(loss) on investments	(2.06)	(0.24)	2.11	2.42	(1.59)

Total from Investment Operations	(1.66)	(0.16)	2.22	2.55	(1.39)

Less Distributions:
From investment income	(0.31)	(0.17)	(0.11)	(0.18)	(0.16)

Total Distributions	(0.31)	(0.17)	(0.11)	(0.18)	(0.16)

Net Increase/(Decrease) in Net Asset Value	(1.97)	(0.33)	2.11	2.37	(1.55)

Net Asset Value, End of Period	$20.91	$22.88	$23.21	$21.10	$18.73

Total Return(c)	(7.26)%	(0.73)%	10.61%	13.78%	(6.93)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$523	$903	$1,288	$1,608	$2,203
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.74%	0.32%	0.50%	0.65%	0.98%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	2.27	%(d)
Operating expenses excluding reimbursement/waiver	2.48%	2.30%	2.32%	2.23%	2.28%
Portfolio Turnover Rate	107%	135%	101%	74%	88%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2015	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$22.92	$23.25	$21.14	$18.77	$20.32
Income/(Loss) from Operations:
Net investment income(b)	0.38	0.08	0.11	0.13	0.20
Net realized and unrealized gain/(loss) on investments	(2.05)	(0.23)	2.11	2.43	(1.58)

Total from Investment Operations	(1.67)	(0.15)	2.22	2.56	(1.38)

Less Distributions:
From investment income	(0.31)	(0.18)	(0.11)	(0.19)	(0.17)

Total Distributions	(0.31)	(0.18)	(0.11)	(0.19)	(0.17)

Net Increase/(Decrease) in Net Asset Value	(1.98)	(0.33)	2.11	2.37	(1.55)

Net Asset Value, End of Period	$20.94	$22.92	$23.25	$21.14	$18.77

Total Return(c)	(7.24)%	(0.75)%	10.60%	13.78%	(6.90)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,966	$6,459	$7,350	$8,223	$8,397
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.66%	0.35%	0.51%	0.63%	0.99%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	2.28	%(d)
Operating expenses excluding reimbursement/waiver	2.48%	2.30%	2.32%	2.23%	2.28%
Portfolio Turnover Rate	107%	135%	101%	74%	88%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	69	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$23.01	$23.30	$21.10	$18.72	$20.27
Income/(Loss) from Operations:
Net investment income(c)	0.70	0.32	0.44	0.29	0.41
Net realized and unrealized gain/(loss) on investments	(2.16)	(0.26)	1.98	2.45	(1.58)

Total from Investment Operations	(1.46)	0.06	2.42	2.74	(1.17)

Less Distributions:
From investment income	(0.50)	(0.35)	(0.22)	(0.36)	(0.38)

Total Distributions	(0.50)	(0.35)	(0.22)	(0.36)	(0.38)

Net Increase/(Decrease) in Net Asset Value	(1.96)	(0.29)	2.20	2.38	(1.55)

Net Asset Value, End of Period	$21.05	$23.01	$23.30	$21.10	$18.72

Total Return	(6.41)%	0.18%	11.63%	14.89%	(5.92)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$197	$454	$432	$3,694	$223
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	3.00%	1.29%	2.00%	1.45%	2.03%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.28	%(d)
Operating expenses excluding reimbursement/waiver	1.57%	1.38%	1.29%	1.24%	1.29%
Portfolio Turnover Rate	107%	135%	101%	74%	88%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2015	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$14.74	$15.65		$17.26	$12.17	$17.58
Income/(Loss) from Operations:
Net investment income(c)	0.21	0.18		0.38	0.46	0.17
Net realized and unrealized gain/(loss) on investments	(0.79)	0.02		(1.01)	6.03	(4.05)

Total from Investment Operations	(0.58)	0.20		(0.63)	6.49	(3.88)

Less Distributions:
From investment income	(0.56)	(1.11)		(0.98)	(1.40)	(1.53)

Total Distributions	(0.56)	(1.11)		(0.98)	(1.40)	(1.53)

Net Increase/(Decrease) in Net Asset Value	(1.14)	(0.91)		(1.61)	5.09	(5.41)

Net Asset Value, End of Period	$13.60	$14.74		$15.65	$17.26	$12.17

Total Return	(4.08)%	1.33%		(3.51)%	54.05%	(22.31	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,479	$15,385		$51,393	$12,027	$30
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.41%	1.17%		2.30%	2.76%	1.81	%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	n/a	1.79	%(f)	1.75%	1.80%	1.80	%(e)
Operating expenses excluding reimbursement/waiver	1.86%	1.79%		1.75%	1.84%	2.34	%(e)
Portfolio Turnover Rate	281%	242%		202%	209%	309	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Investor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the expense limitation agreement expired.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	71	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.65	$15.61		$17.24		$12.13	$15.97
Income/(Loss) from Operations:
Net investment income(b)	0.25	0.38		0.43		0.47	0.39
Net realized and unrealized gain/(loss) on investments	(0.78)	(0.12)		(1.02)		6.07	(2.66)

Total from Investment Operations	(0.53)	0.26		(0.59)		6.54	(2.27)

Less Distributions:
From investment income	(0.61)	(1.22)		(1.04)		(1.43)	(1.57)

Total Distributions	(0.61)	(1.22)		(1.04)		(1.43)	(1.57)

Net Increase/(Decrease) in Net Asset Value	(1.14)	(0.96)		(1.63)		5.11	(3.84)

Net Asset Value, End of Period	$13.51	$14.65		$15.61		$17.24	$12.13

Total Return	(3.76)%	1.75%		(3.31)%		54.75%	(14.56)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,746	$24,886		$64,484		$62,978	$4,260
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.68%	2.47%		2.52%		2.81%	2.59%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	n/a	1.45	%(c)	1.40	%(d)	1.40%	1.40%
Operating expenses excluding reimbursement/waiver	1.52%	1.47%		1.40%		1.43%	1.78%
Portfolio Turnover Rate	281%	242%		202%		209%	309%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the expense limitation agreement expired.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.45%.

December 31, 2015	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.72	$15.68		$17.28		$12.17		$16.04
Income/(Loss) from Operations:
Net investment income(b)	0.19	0.35		0.31		0.41		0.34
Net realized and unrealized gain/(loss) on investments	(0.77)	(0.15)		(0.97)		6.09		(2.67)

Total from Investment Operations	(0.58)	0.20		(0.66)		6.50		(2.33)

Less Distributions:
From investment income	(0.55)	(1.16)		(0.94)		(1.39)		(1.54)

Total Distributions	(0.55)	(1.16)		(0.94)		(1.39)		(1.54)

Net Increase/(Decrease) in Net Asset Value	(1.13)	(0.96)		(1.60)		5.11		(3.87)

Net Asset Value, End of Period	$13.59	$14.72		$15.68		$17.28		$12.17

Total Return(c)	(4.09)%	1.32%		(3.71)%		54.06%		(14.80)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,070	$25,369		$33,913		$74,449		$20,594
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.27%	2.22%		1.80%		2.51%		2.23%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	n/a	1.85	%(d)	1.80	%(e)	1.77	%(f)	1.65%
Operating expenses excluding reimbursement/waiver	1.91%	1.87%		1.80%		1.83%		1.99%
Portfolio Turnover Rate	281%	242%		202%		209%		309%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2014, the expense limitation agreement expired.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.80% to 1.85%.

(f) Effective May 1, 2012, the annual expense limitation rate changed from 1.65% to 1.80%.

See Notes to Financial Statements	73	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$14.75	$15.71		$17.33	$12.20	$16.06
Income/(Loss) from Operations:
Net investment income(b)	0.12	0.26		0.27	0.29	0.22
Net realized and unrealized gain/(loss) on investments	(0.78)	(0.15)		(1.02)	6.12	(2.67)

Total from Investment Operations	(0.66)	0.11		(0.75)	6.41	(2.45)

Less Distributions:
From investment income	(0.47)	(1.07)		(0.87)	(1.28)	(1.41)

Total Distributions	(0.47)	(1.07)		(0.87)	(1.28)	(1.41)

Net Increase/(Decrease) in Net Asset Value	(1.13)	(0.96)		(1.62)	5.13	(3.86)

Net Asset Value, End of Period	$13.62	$14.75		$15.71	$17.33	$12.20

Total Return(c)	(4.62)%	0.75%		(4.23)%	53.13%	(15.42)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,777	$11,896		$14,421	$12,780	$7,916
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.79%	1.66%		1.60%	1.81%	1.45%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	n/a	2.40	%(d)	2.39%	2.40%	2.40%
Operating expenses excluding reimbursement/waiver	2.47%	2.42%		2.39%	2.48%	2.74%
Portfolio Turnover Rate	281%	242%		202%	209%	309%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2015	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014		Year Ended December 31, 2013(b)		Year Ended December 31, 2012	Period Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$14.64	$15.60		$17.22		$12.12	$17.52
Income/(Loss) from Operations:
Net investment income(d)	0.25	0.44		0.41		0.25	0.32
Net realized and unrealized gain/(loss) on investments	(0.78)	(0.18)		(1.00)		6.29	(4.15)

Total from Investment Operations	(0.53)	0.26		(0.59)		6.54	(3.83)

Less Distributions:
From investment income	(0.61)	(1.22)		(1.03)		(1.44)	(1.57)

Total Distributions	(0.61)	(1.22)		(1.03)		(1.44)	(1.57)

Net Increase/(Decrease) in Net Asset Value	(1.14)	(0.96)		(1.62)		5.10	(5.40)

Net Asset Value, End of Period	$13.50	$14.64		$15.60		$17.22	$12.12

Total Return	(3.81)%	1.71%		(3.29)%		54.68%	(22.10	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,625	$4,136		$3,256		$1,682	$8
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.73%	2.83%		2.42%		1.46%	3.32	%(f)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	n/a	1.50	%(g)	1.41	%(h)	1.38%	1.40	%(f)
Operating expenses excluding reimbursement/waiver	1.57%	1.52%		1.41%		1.45%	1.91	%(f)
Portfolio Turnover Rate	281%	242%		202%		209%	309	%(i)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

(c) The Fund began offering Advisor Class shares on May 2, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2014, the expense limitation agreement expired.

(h) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.50%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	75	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$17.45	$14.73	$14.97	$12.71	$12.33
Income/(Loss) from Operations:
Net investment income(b)	0.16	0.18	0.15	0.11	0.10
Net realized and unrealized gain/(loss) on investments	(0.06)	3.96	0.22	2.26	0.37

Total from Investment Operations	0.10	4.14	0.37	2.37	0.47

Less Distributions:
From investment income	(0.15)	(0.18)	(0.11)	(0.11)	(0.09)
From capital gains	(3.18)	(1.24)	(0.50)	—	—

Total Distributions	(3.33)	(1.42)	(0.61)	(0.11)	(0.09)

Net Increase/(Decrease) in Net Asset Value	(3.23)	2.72	(0.24)	2.26	0.38

Net Asset Value, End of Period	$14.22	$17.45	$14.73	$14.97	$12.71

Total Return	0.91%	28.30%	2.47%	18.69%	3.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$38,420	$73,060	$59,219	$25,602	$24,126
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.93%	1.10%	0.99%	0.78%	0.78%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.65	%(c)
Operating expenses excluding reimbursement/waiver	1.70%	1.58%	1.63%	1.67%	1.68%
Portfolio Turnover Rate	88%	85%	58%	33%	36%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2015	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$15.30	$13.06	$13.35	$11.34	$11.01
Income/(Loss) from Operations:
Net investment income(b)	0.19	0.21	0.18	0.17	0.14
Net realized and unrealized gain/(loss) on investments	(0.04)	3.51	0.20	2.01	0.33

Total from Investment Operations	0.15	3.72	0.38	2.18	0.47

Less Distributions:
From investment income	(0.21)	(0.24)	(0.17)	(0.17)	(0.14)
From capital gains	(3.18)	(1.24)	(0.50)	—	—

Total Distributions	(3.39)	(1.48)	(0.67)	(0.17)	(0.14)

Net Increase/(Decrease) in Net Asset Value	(3.24)	2.24	(0.29)	2.01	0.33

Net Asset Value, End of Period	$12.06	$15.30	$13.06	$13.35	$11.34

Total Return	1.39%	28.77%	2.81%	19.28%	4.25%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,954	$9,065	$9,625	$4,454	$764
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.27%	1.42%	1.30%	1.30%	1.23%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.25	%(c)
Operating expenses excluding reimbursement/waiver	1.35%	1.22%	1.28%	1.25%	1.28%
Portfolio Turnover Rate	88%	85%	58%	33%	36%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	77	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$17.29	$14.61	$14.85	$12.60	$12.22
Income/(Loss) from Operations:
Net investment income(b)	0.14	0.17	0.11	0.12	0.12
Net realized and unrealized gain/(loss) on investments	(0.04)	3.92	0.26	2.25	0.37

Total from Investment Operations	0.10	4.09	0.37	2.37	0.49

Less Distributions:
From investment income	(0.14)	(0.17)	(0.11)	(0.12)	(0.11)
From capital gains	(3.18)	(1.24)	(0.50)	—	—

Total Distributions	(3.32)	(1.41)	(0.61)	(0.12)	(0.11)

Net Increase/(Decrease) in Net Asset Value	(3.22)	2.68	(0.24)	2.25	0.38

Net Asset Value, End of Period	$14.07	$17.29	$14.61	$14.85	$12.60

Total Return(c)	0.87%	28.29%	2.44%	18.83%	4.01%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,653	$6,846	$6,351	$6,994	$7,159
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.82%	1.00%	0.69%	0.82%	0.92%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	1.50	%(d)
Operating expenses excluding reimbursement/waiver	1.76%	1.63%	1.66%	1.62%	1.53%
Portfolio Turnover Rate	88%	85%	58%	33%	36%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2015	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$17.44	$14.73	$14.99	$12.72	$12.35
Income/(Loss) from Operations:
Net investment income(b)	0.05	0.12	0.02	0.02	0.02
Net realized and unrealized gain/(loss) on investments	(0.04)	3.92	0.25	2.27	0.38

Total from Investment Operations	0.01	4.04	0.27	2.29	0.40

Less Distributions:
From investment income	(0.06)	(0.09)	(0.03)	(0.02)	(0.03)
From capital gains	(3.18)	(1.24)	(0.50)	—	—

Total Distributions	(3.24)	(1.33)	(0.53)	(0.02)	(0.03)

Net Increase/(Decrease) in Net Asset Value	(3.23)	2.71	(0.26)	2.27	0.37

Net Asset Value, End of Period	$14.21	$17.44	$14.73	$14.99	$12.72

Total Return(c)	0.36%	27.57%	1.79%	18.04%	3.21%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,135	$3,644	$2,117	$2,190	$2,178
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.27%	0.71%	0.13%	0.17%	0.17%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	n/a	2.25	%(d)
Operating expenses excluding reimbursement/waiver	2.31%	2.19%	2.23%	2.27%	2.28%
Portfolio Turnover Rate	88%	85%	58%	33%	36%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	79	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$33.53	$27.29	$27.05	$22.48	$24.62
Income/(Loss) from Operations:
Net investment income(c)	0.38	0.36	0.24	0.32	0.31
Net realized and unrealized gain/(loss) on investments	(0.97)	6.19	0.40	4.82	(2.06)

Total from Investment Operations	(0.59)	6.55	0.64	5.14	(1.75)

Less Distributions:
From investment income	(0.39)	(0.31)	(0.40)	(0.57)	(0.39)

Total Distributions	(0.39)	(0.31)	(0.40)	(0.57)	(0.39)

Net Increase/(Decrease) in Net Asset Value	(0.98)	6.24	0.24	4.57	(2.14)

Net Asset Value, End of Period	$32.55	$33.53	$27.29	$27.05	$22.48

Total Return	(1.71)%	24.01%	2.37%	22.98%	(7.09	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,139	$2,172	$736	$1,894	$92
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.66%	1.83%	1.47%	1.91%	2.51	%(e)
Operating expenses	1.80%	1.82%	1.79%	1.73%	1.98	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.14%	1.15%	0.83%	1.24%	2.08	%(e)
Operating expenses	2.32%	2.50%	2.44%	2.40%	2.42	%(e)
Portfolio Turnover Rate	77%	45%	63%	53%	78	%(f)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Investor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2015	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$34.55	$28.12	$27.87	$23.10	$23.42
Income/(Loss) from Operations:
Net investment income(c)	0.66	0.40	0.38	0.31	0.52
Net realized and unrealized gain/(loss) on investments	(1.15)	6.45	0.39	5.10	(0.27)

Total from Investment Operations	(0.49)	6.85	0.77	5.41	0.25

Less Distributions:
From investment income	(0.50)	(0.42)	(0.52)	(0.64)	(0.57)

Total Distributions	(0.50)	(0.42)	(0.52)	(0.64)	(0.57)

Net Increase/(Decrease) in Net Asset Value	(0.99)	6.43	0.25	4.77	(0.32)

Net Asset Value, End of Period	$33.56	$34.55	$28.12	$27.87	$23.10

Total Return	(1.39)%	24.44%	2.73%	23.54%	1.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,717	$14,217	$14,926	$13,598	$8,692
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.44%	1.95%	1.93%	1.85%	2.71%
Operating expenses	1.45%	1.46%	1.42%	1.37%	1.46%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.92%	1.27%	1.29%	1.18%	2.27%
Operating expenses	1.97%	2.14%	2.07%	2.03%	1.90%
Portfolio Turnover Rate	77%	45%	63%	53%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	81	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$33.59	$27.35	$27.12	$22.50	$22.83
Income/(Loss) from Operations:
Net investment income(c)	0.42	0.28	0.23	0.19	0.35
Net realized and unrealized gain/(loss) on investments	(1.02)	6.25	0.40	4.98	(0.17)

Total from Investment Operations	(0.60)	6.53	0.63	5.17	0.18

Less Distributions:
From investment income	(0.40)	(0.29)	(0.40)	(0.55)	(0.51)

Total Distributions	(0.40)	(0.29)	(0.40)	(0.55)	(0.51)

Net Increase/(Decrease) in Net Asset Value	(1.00)	6.24	0.23	4.62	(0.33)

Net Asset Value, End of Period	$32.59	$33.59	$27.35	$27.12	$22.50

Total Return(d)	(1.78)%	23.94%	2.30%	23.07%	0.82%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$31,179	$35,410	$30,582	$35,831	$33,601
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.76%	1.58%	1.47%	1.40%	1.97%
Operating expenses	1.85%	1.87%	1.82%	1.72%	1.67%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.24%	0.90%	0.82%	0.74%	1.53%
Operating expenses	2.37%	2.55%	2.46%	2.39%	2.11%
Portfolio Turnover Rate	77%	45%	63%	53%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2015	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class B
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$33.42	$27.20	$26.98	$22.37		$22.70
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.13	0.08	0.06	(0.00	)(d)	0.17
Net realized and unrealized gain/(loss) on investments	(0.90)	6.24	0.41	4.98		(0.17)

Total from Investment Operations	(0.77)	6.32	0.47	4.98		0.00

Less Distributions:
From investment income	(0.23)	(0.10)	(0.25)	(0.37)		(0.33)

Total Distributions	(0.23)	(0.10)	(0.25)	(0.37)		(0.33)

Net Increase/(Decrease) in Net Asset Value	(1.00)	6.22	0.22	4.61		(0.33)

Net Asset Value, End of Period	$32.42	$33.42	$27.20	$26.98		$22.37

Total Return(e)	(2.29)%	23.25%	1.71%	22.31%		0.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$393	$1,040	$1,643	$2,593		$4,384
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.91%	0.95%	0.85%	0.65%		1.20%
Operating expenses	2.40%	2.41%	2.38%	2.38%		2.42%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income/(loss)	0.39%	0.27%	0.20%	(0.02)%		0.76%
Operating expenses	2.92%	3.09%	3.03%	3.05%		2.86%
Portfolio Turnover Rate	77%	45%	63%	53%		78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	83	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$33.32	$27.14	$26.93	$22.34	$22.67
Income/(Loss) from Operations:
Net investment income(c)	0.23	0.11	0.08	0.02	0.19
Net realized and unrealized gain/(loss) on investments	(1.01)	6.19	0.39	4.95	(0.18)

Total from Investment Operations	(0.78)	6.30	0.47	4.97	0.01

Less Distributions:
From investment income	(0.26)	(0.12)	(0.26)	(0.38)	(0.34)

Total Distributions	(0.26)	(0.12)	(0.26)	(0.38)	(0.34)

Net Increase/(Decrease) in Net Asset Value	(1.04)	6.18	0.21	4.59	(0.33)

Net Asset Value, End of Period	$32.28	$33.32	$27.14	$26.93	$22.34

Total Return(d)	(2.31)%	23.22%	1.73%	22.30%	0.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$16,307	$17,936	$17,095	$19,171	$19,272
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.21%	1.03%	0.92%	0.74%	1.27%
Operating expenses	2.40%	2.42%	2.38%	2.38%	2.43%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.69%	0.35%	0.27%	0.07%	0.83%
Operating expenses	2.92%	3.10%	3.03%	3.04%	2.87%
Portfolio Turnover Rate	77%	45%	63%	53%	78%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

December 31, 2015	84	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012	Period Ended December 31, 2011(c)
Net Asset Value, Beginning of Period	$34.58	$28.14	$27.88	$23.10	$25.26
Income/(Loss) from Operations:
Net investment income(d)	0.53	0.41	0.26	0.40	0.36
Net realized and unrealized gain/(loss) on investments	(1.03)	6.43	0.50	5.02	(2.09)

Total from Investment Operations	(0.50)	6.84	0.76	5.42	(1.73)

Less Distributions:
From investment income	(0.49)	(0.40)	(0.50)	(0.64)	(0.43)

Total Distributions	(0.49)	(0.40)	(0.50)	(0.64)	(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.99)	6.44	0.26	4.78	(2.16)

Net Asset Value, End of Period	$33.59	$34.58	$28.14	$27.88	$23.10

Total Return	(1.44)%	24.38%	2.71%	23.59%	(6.81	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$847	$946	$942	$2,526	$9
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.06%	1.97%	1.53%	2.14%	2.78	%(f)
Operating expenses	1.50%	1.52%	1.42%	1.33%	1.50	%(f)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.54%	1.29%	0.89%	1.47%	2.34	%(f)
Operating expenses	2.02%	2.20%	2.07%	1.99%	1.94	%(f)
Portfolio Turnover Rate	77%	45%	63%	53%	78	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

(c) The Fund began offering Advisor Class shares on May 2, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	85	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Investor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$25.40	$23.50	$24.38	$22.01	$21.75
Income/(Loss) from Operations:
Net investment income(c)	0.72	0.75	1.01	1.18	0.38
Net realized and unrealized gain/(loss) on investments	(1.01)	3.12	0.05	2.95	0.33

Total from Investment Operations	(0.29)	3.87	1.06	4.13	0.71

Less Distributions:
From investment income	(0.75)	(0.75)	(1.11)	(1.59)	(0.45)
From capital gains	(1.98)	(1.22)	(0.83)	—	—
From return of capital	(0.04)	—	—	(0.17)	—

Total Distributions	(2.77)	(1.97)	(1.94)	(1.76)	(0.45)

Net Increase/(Decrease) in Net Asset Value	(3.06)	1.90	(0.88)	2.37	0.26

Net Asset Value, End of Period	$22.34	$25.40	$23.50	$24.38	$22.01

Total Return	(1.09)%	16.75%	4.33%	19.23%	3.28	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$76,217	$115,091	$98,756	$41,499	$283
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.26%	3.21%	4.20%	5.16%	10.11	%(e)
Operating expenses	1.62%	1.61%	1.60%	1.59%	1.67	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.83%	2.99%	4.04%	4.92%	9.77	%(e)
Operating expenses	2.05%	1.83%	1.75%	1.83%	2.01	%(e)
Portfolio Turnover Rate	39%	32%	50%	53%	73	%(f)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Investor Class shares on October 26, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2015	86	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.43	$23.53	$24.40	$22.00	$23.24
Income/(Loss) from Operations:
Net investment income(b)	0.81	0.85	1.01	1.04	1.45
Net realized and unrealized gain/(loss) on investments	(1.01)	3.11	0.14	3.18	(0.70)

Total from Investment Operations	(0.20)	3.96	1.15	4.22	0.75

Less Distributions:
From investment income	(0.82)	(0.84)	(1.17)	(1.65)	(1.99)
From capital gains	(2.01)	(1.22)	(0.85)	—	—
From return of capital	(0.04)	—	—	(0.17)	—

Total Distributions	(2.87)	(2.06)	(2.02)	(1.82)	(1.99)

Net Increase/(Decrease) in Net Asset Value	(3.07)	1.90	(0.87)	2.40	(1.24)

Net Asset Value, End of Period	$22.36	$25.43	$23.53	$24.40	$22.00

Total Return	(0.75)%	17.16%	4.71%	19.66%	3.31%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$334,705	$637,666	$494,495	$654,961	$362,894
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.62%	3.59%	4.18%	4.59%	6.64%
Operating expenses	1.27%	1.26%	1.22%	1.18%	1.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.19%	3.37%	4.02%	4.35%	6.31%
Operating expenses	1.70%	1.48%	1.37%	1.42%	1.52%
Portfolio Turnover Rate	39%	32%	50%	53%	73%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	87	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.47	$23.56	$24.43	$22.03	$23.26
Income/(Loss) from Operations:
Net investment income(b)	0.73	0.75	0.92	0.94	1.38
Net realized and unrealized gain/(loss) on investments	(1.03)	3.12	0.12	3.19	(0.67)

Total from Investment Operations	(0.30)	3.87	1.04	4.13	0.71

Less Distributions:
From investment income	(0.74)	(0.74)	(1.08)	(1.57)	(1.94)
From capital gains	(1.98)	(1.22)	(0.83)	—	—
From return of capital	(0.04)	—	—	(0.16)	—

Total Distributions	(2.76)	(1.96)	(1.91)	(1.73)	(1.94)

Net Increase/(Decrease) in Net Asset Value	(3.06)	1.91	(0.87)	2.40	(1.23)

Net Asset Value, End of Period	$22.41	$25.47	$23.56	$24.43	$22.03

Total Return(c)	(1.12)%	16.72%	4.26%	19.22%	3.09%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$431,167	$676,775	$540,264	$754,615	$591,167
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.31%	3.17%	3.79%	4.19%	6.33%
Operating expenses	1.68%	1.66%	1.62%	1.54%	1.44%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.88%	2.95%	3.63%	3.95%	6.00%
Operating expenses	2.11%	1.88%	1.77%	1.77%	1.77%
Portfolio Turnover Rate	39%	32%	50%	53%	73%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2015	88	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class B
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.19	$23.32	$24.19	$21.83	$23.06
Income/(Loss) from Operations:
Net investment income(b)	0.58	0.59	0.78	0.75	1.16
Net realized and unrealized gain/(loss) on investments	(1.03)	3.10	0.12	3.18	(0.63)

Total from Investment Operations	(0.45)	3.69	0.90	3.93	0.53

Less Distributions:
From investment income	(0.64)	(0.60)	(0.97)	(1.42)	(1.76)
From capital gains	(1.95)	(1.22)	(0.80)	—	—
From return of capital	(0.03)	—	—	(0.15)	—

Total Distributions	(2.62)	(1.82)	(1.77)	(1.57)	(1.76)

Net Increase/(Decrease) in Net Asset Value	(3.07)	1.87	(0.87)	2.36	(1.23)

Net Asset Value, End of Period	$22.12	$25.19	$23.32	$24.19	$21.83

Total Return(c)	(1.75)%	16.07%	3.72%	18.42%	2.31%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,117	$7,251	$8,688	$11,857	$16,165
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.75%	2.59%	3.28%	3.44%	5.42%
Operating expenses	2.22%	2.20%	2.19%	2.18%	2.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.32%	2.37%	3.12%	3.20%	5.09%
Operating expenses	2.65%	2.42%	2.34%	2.42%	2.52%
Portfolio Turnover Rate	39%	32%	50%	53%	73%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	89	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class C
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$24.93	$23.10	$23.99	$21.66	$22.91
Income/(Loss) from Operations:
Net investment income(b)	0.62	0.59	0.78	0.77	1.20
Net realized and unrealized gain/(loss) on investments	(1.05)	3.06	0.11	3.14	(0.68)

Total from Investment Operations	(0.43)	3.65	0.89	3.91	0.52

Less Distributions:
From investment income	(0.65)	(0.60)	(0.98)	(1.43)	(1.77)
From capital gains	(1.95)	(1.22)	(0.80)	—	—
From return of capital	(0.03)	—	—	(0.15)	—

Total Distributions	(2.63)	(1.82)	(1.78)	(1.58)	(1.77)

Net Increase/(Decrease) in Net Asset Value	(3.06)	1.83	(0.89)	2.33	(1.25)

Net Asset Value, End of Period	$21.87	$24.93	$23.10	$23.99	$21.66

Total Return(c)	(1.67)%	16.07%	3.68%	18.47%	2.29%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$227,301	$271,510	$264,263	$308,131	$262,310
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.94%	2.61%	3.31%	3.53%	5.63%
Operating expenses	2.23%	2.20%	2.19%	2.18%	2.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.51%	2.39%	3.16%	3.29%	5.30%
Operating expenses	2.66%	2.42%	2.34%	2.42%	2.52%
Portfolio Turnover Rate	39%	32%	50%	53%	73%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2015	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Advisor Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Year Ended December 31, 2013(b)	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$25.43	$23.52	$24.39	$22.00	$23.24
Income/(Loss) from Operations:
Net investment income(c)	0.90	0.89	1.05	1.12	1.48
Net realized and unrealized gain/(loss) on investments	(1.13)	3.07	0.09	3.09	(0.73)

Total from Investment Operations	(0.23)	3.96	1.14	4.21	0.75

Less Distributions:
From investment income	(0.81)	(0.83)	(1.16)	(1.65)	(1.99)
From capital gains	(2.00)	(1.22)	(0.85)	—	—
From return of capital	(0.04)	—	—	(0.17)	—

Total Distributions	(2.85)	(2.05)	(2.01)	(1.82)	(1.99)

Net Increase/(Decrease) in Net Asset Value	(3.08)	1.91	(0.87)	2.39	(1.24)

Net Asset Value, End of Period	$22.35	$25.43	$23.52	$24.39	$22.00

Total Return	(0.79)%	17.11%	4.68%	19.62%	3.31%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$42,031	$32,459	$15,501	$11,852	$3,160
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	4.00%	3.74%	4.36%	4.97%	6.81%
Operating expenses	1.34%	1.31%	1.26%	1.19%	1.20%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.57%	3.52%	4.21%	4.73%	6.48%
Operating expenses	1.77%	1.53%	1.41%	1.43%	1.53%
Portfolio Turnover Rate	39%	32%	50%	53%	73%

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	91	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Investor Class
	Year Ended December 31, 2015(a)	Period Ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$24.84	$28.86
Income/(Loss) from Operations:
Net investment income(c)	0.58	0.46
Net realized and unrealized loss on investments	(3.33)	(1.52	)(d)

Total from Investment Operations	(2.75)	(1.06)

Less Distributions:
From investment income	(0.62)	(0.54)
From capital gains	—	(2.42)
From return of capital	(0.08)	—

Total Distributions	(0.70)	(2.96)

Net Decrease in Net Asset Value	(3.45)	(4.02)

Net Asset Value, End of Period	$21.39	$24.84

Total Return	(11.30)%	(3.65	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$770	$1,013
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.49%	2.06	%(f)
Operating expenses including reimbursement/waiver	1.58%	1.58	%(f)
Operating expenses excluding reimbursement/waiver	2.06%	2.02	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.36%	2.00	%(f)
Operating expenses including reimbursement/waiver	1.71%	1.64	%(f)
Operating expenses excluding reimbursement/waiver	2.19%	2.08	%(f)
Portfolio Turnover Rate	104%	181	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Investor Class shares on June 2, 2014.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the period ended December 31, 2014.

December 31, 2015	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Institutional Class
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Period Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$24.83	$26.06	$25.00
Income/(Loss) from Operations:
Net investment income(c)	0.66	0.53	0.13
Net realized and unrealized gain/(loss) on investments	(3.33)	1.40	1.16

Total from Investment Operations	(2.67)	1.93	1.29

Less Distributions:
From investment income	(0.70)	(0.74)	(0.11)
From capital gains	—	(2.42)	(0.12)
From return of capital	(0.08)	—	—

Total Distributions	(0.78)	(3.16)	(0.23)

Net Increase/(Decrease) in Net Asset Value	(3.45)	(1.23)	1.06

Net Asset Value, End of Period	$21.38	$24.83	$26.06

Total Return	(11.01)%	7.43%	5.19	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,960	$6,046	$9,749
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.83%	1.96%	1.26	%(e)
Operating expenses including reimbursement/waiver	1.23%	1.23%	1.23	%(e)
Operating expenses excluding reimbursement/waiver	1.71%	1.59%	2.29	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.70%	1.90%	n/a
Operating expenses including reimbursement/waiver	1.36%	1.29%	n/a
Operating expenses excluding reimbursement/waiver	1.84%	1.65%	n/a
Portfolio Turnover Rate	104%	181%	46	%(d)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	93	December 31, 2015

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Class A
	Year Ended December 31, 2015(a)	Year Ended December 31, 2014	Period Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$24.83	$26.05	$25.00
Income/(Loss) from Operations:
Net investment income(c)	0.53	0.41	0.13
Net realized and unrealized gain/(loss) on investments	(3.32)	1.38	1.11

Total from Investment Operations	(2.79)	1.79	1.24

Less Distributions:
From investment income	(0.59)	(0.59)	(0.08)
From capital gains	—	(2.42)	(0.11)
From return of capital	(0.07)	—	—

Total Distributions	(0.66)	(3.01)	(0.19)

Net Increase/(Decrease) in Net Asset Value	(3.45)	(1.22)	1.05

Net Asset Value, End of Period	$21.38	$24.83	$26.05

Total Return(d)	(11.45)%	6.89%	4.98	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,822	$13,510	$14,521
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.26%	1.54%	1.22	%(f)
Operating expenses including reimbursement/waiver	1.73%	1.73%	1.73	%(f)
Operating expenses excluding reimbursement/waiver	2.19%	2.09%	2.59	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.13%	1.48%	n/a
Operating expenses including reimbursement/waiver	1.86%	1.79%	n/a
Operating expenses excluding reimbursement/waiver	2.32%	2.15%	n/a
Portfolio Turnover Rate	104%	181%	46	%(e)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

December 31, 2015	94	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Class C
	Year Ended December 31, 2015(a)	Period Ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$24.80	$27.11
Income/(Loss) from Operations:
Net investment income(c)	0.47	0.32
Net realized and unrealized gain/(loss) on investments	(3.36)	0.30

Total from Investment Operations	(2.89)	0.62

Less Distributions:
From investment income	(0.49)	(0.51)
From capital gains	—	(2.42)
From return of captial	(0.06)	—

Total Distributions	(0.55)	(2.93)

Net Decrease in Net Asset Value	(3.44)	(2.31)

Net Asset Value, End of Period	$21.36	$24.80

Total Return(d)	(11.84)%	2.30	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,807	$1,266
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.06%	1.28	%(f)
Operating expenses including reimbursement/waiver	2.18%	2.18	%(f)
Operating expenses excluding reimbursement/waiver	2.66%	2.57	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.93%	1.22	%(f)
Operating expenses including reimbursement/waiver	2.31%	2.24	%(f)
Operating expenses excluding reimbursement/waiver	2.79%	2.63	%(f)
Portfolio Turnover Rate	104%	181	%(g)

(a) The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(b) The Fund began offering Class C shares on February 18, 2014.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the period ended December 31, 2014.

See Notes to Financial Statements	95	December 31, 2015

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust has 23 registered funds. This annual report describes 6 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights relate to the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (“Real Estate Long/Short Fund”), the Forward Select Income Fund (“Select Income Fund”), and the Forward Select Opportunity Fund (“Select Opportunity Fund”).

The Global Infrastructure Fund seeks total return through capital appreciation and current income through investing primarily in global infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. The International Real Estate Fund seeks total return from both capital appreciation and current income through investing primarily in non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including REITs. The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Opportunity Fund seeks total return through current income and long-term capital appreciation through investing in equity, fixed income and hybrid securities.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund are permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another fund of the Trust that offers Class B shares, if any;

automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The International Real Estate Fund, the Real Estate Fund, the Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. The Global Infrastructure Fund invests a substantial portion of its assets in securities of issuers engaged in the infrastructure industry. As a result, the Funds may be more affected by economic and regulatory developments in these industries than would a fund not concentrating its investments in a particular sector. The International Real Estate Fund, the Real Estate Fund and Select Opportunity Fund are each classified as a non-diversified fund under the 1940 Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2015.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask prices for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

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Notes to Financial Statements

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange forward rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

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All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2015, the Real Estate Long/Short Fund and the Select Income Fund held securities sold short with a value of $14,357,734 and $75,110,000, respectively. No other Funds held securities sold short as of December 31, 2015.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not

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Notes to Financial Statements

necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2015:

Investments in Securities	Level 1	Level 2	Level 3		Total
Global Infrastructure Fund
Common Stocks(a)	$40,239,591	$—	$—		$40,239,591
Limited Partnerships(a)	1,743,119	—	—		1,743,119
Participation Notes(a)	—	954,145	—		954,145
Preferred Stocks(a)	1,276,063	—	—		1,276,063

Total	$43,258,773	$954,145	$—		$44,212,918

International Real Estate Fund
Common Stocks(a)	$47,554,024	$—	$—		$47,554,024

Total	$47,554,024	$—	$—		$47,554,024

Real Estate Fund
Common Stocks(a)	$53,416,406	$—	$—		$53,416,406

Total	$53,416,406	$—	$—		$53,416,406

Real Estate Long/Short Fund
Common Stocks
REITs-Healthcare	$4,746,916	$787,500	$—		$5,534,416
REITs-Hotels	2,384,559	652,500	—		3,037,059
Other(a)	55,455,716	—	—		55,455,716
Convertible Preferred Stocks
REITs-Hotels	1,383,250	—	851,600	(b)	2,234,850
Preferred Stocks(a)	7,131,823	—	—		7,131,823
Corporate Bonds(a)	—	734,250	—		734,250
Convertible Corporate Bonds(a)	—	748,125	—		748,125

Total	$71,102,264	$2,922,375	$851,600		$74,876,239

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Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3		Total
Select Income Fund
Common Stocks
REITs-Apartments	$10,200,000	$4,074,070	$—		$14,274,070
REITs-Healthcare	45,517,500	24,806,250	—		70,323,750
Other(a)	305,069,530	—	—		305,069,530
Convertible Preferred Stocks
REITs-Hotels	26,136,836	—	54,502,400	(b)	80,639,236
Other(a)	58,070,413	—	—		58,070,413
Preferred Stocks(a)	645,140,751	—	—		645,140,751
Contingent Convertible Securities(a)	—	14,285,550	—		14,285,550
Corporate Bonds(a)	—	32,205,487	—		32,205,487
Convertible Corporate Bonds(a)	—	30,874,375	—		30,874,375

Total	$1,090,135,030	$106,245,732	$54,502,400		$1,250,883,162

Select Opportunity Fund
Common Stocks
REITs-Hotels	$—	$1,957,500	$—		$1,957,500
Other(a)	8,059,235	—	—		8,059,235
Exchange-Traded Funds	625,485	—	—		625,485
Preferred Stocks(a)	3,541,633	—	—		3,541,633
Contingent Convertible Securities(a)	—	1,437,115	—		1,437,115
Corporate Bonds(a)	—	1,586,890	—		1,586,890
Convertible Corporate Bonds(a)	—	997,500	—		997,500

Total	$12,226,353	$5,979,005	$—		$18,205,358

(a) For detailed descriptions of industry or country see the accompanying Portfolio of Investments.

(b) Security was fair valued by adjusting the prior day’s price by the one day return of the BofA Merrill Lynch All U.S. Convertibles ex Mandatory Index.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(7,637,534)	$—	$—	$(7,637,534)
Exchange-Traded Funds	(6,720,200)	—	—	(6,720,200)
Options Written	(88,900)	—	—	(88,900)

Total	$(14,446,634)	$—	$—	$(14,446,634)

Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(75,110,000)	$—	$—	$(75,110,000)

Total	$(75,110,000)	$—	$—	$(75,110,000)

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as short sales and written options.

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The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2015 the only transfers of securities from Level 2 to Level 1 was for the International Real Estate Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor at December 31, 2014. The Funds’

procedures set forth certain triggers that instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. No other Funds had transfers from Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Real Estate Long/Short Fund	Select Income Fund
	Convertible Preferred Stocks	Convertible Preferred Stocks
Balance as of December 31, 2014	$—	$—
Realized Gain/(Loss)(a)	—	—
Change in Unrealized Appreciation/(Depreciation)(a)	(148,400)	(9,497,600)
Purchases	1,000,000	64,000,000
Sales Proceeds	—	—
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Balance as of December 31, 2015	$851,600	$54,502,400

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2015	$(148,400)	$(9,497,600)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

As of December 31, 2015, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend

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to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no futures contracts as of December 31, 2015.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering

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into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2015, the Real Estate Long/Short Fund held written options with a market value of $88,900.

Written option activity for the year ended December 31, 2015 was as follows:

	Written Call Options
Real Estate Long/Short Fund	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2014	(284)	$(56,164)

Options written	(350)	(74,730)
Options exercised or closed	384	68,060
Options expired	30	4,209

Outstanding, December 31, 2015	(220)	$(58,625)

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2015(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Real Estate Long/Short Fund
Equity Contracts (Options Written)		$—	Options written, at value	$88,900

Total		$—		$88,900

(a) For open derivative instruments as of December 31, 2015, see the Portfolio of Investments. At December 31, 2015, the percentage of the fair value of derivatives to net assets (“derivative activity”) for the International Real Estate Fund (Rights) was 0.69% lower than the Funds’ average month-end derivative activity during the year. The Portfolio of Investments is representative of the derivative activity for the year ended December 31, 2015 for the Real Estate Long/Short Fund. Derivative activity for the Global Infrastructure Fund (Futures Contracts) was not significant during the year ended December 31, 2015.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Global Infrastructure Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$41,397	$(195,424)

Total		$41,397	$(195,424)

International Real Estate Fund
Equity Contracts (Rights)	Net realized gain/(loss) on investments	$(1,095,459)	$—

Total		$(1,095,459)	$—

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Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Real Estate Long/Short Fund
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized appreciation on written option contracts	$14,001	$61,461
Equity Contracts (Rights)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	—	(2,947)

Total		$14,001	$58,514

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2015.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2015, the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of their assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may

December 31, 2015	104

Notes to Financial Statements

not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowing under these agreements.

The Real Estate Long/Short Fund and the Select Income Fund also maintain separate lines of credit with Société Générale. For borrowings under these agreements, the Funds are charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

The Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund have each pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2015, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Real Estate Long/Short Fund	$21,090,443	$5,794,260
Select Income Fund	613,451,891	204,564,256
Select Opportunity Fund	8,292,666	3,532,506

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2015 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Real Estate Long/Short Fund	1.369%	$5,390,433
Select Income Fund	1.347%	136,075,054
Select Opportunity Fund	1.401%	2,193,788

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Funds. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

105	December 31, 2015

Notes to Financial Statements

As of and during the year ended December 31, 2015, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2015 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

On June 9, 2015, Forward Management was acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments. Subsequent to the acquisition, Forward Management continues to act as the investment advisor of the Funds as a wholly owned subsidiary of Salient pursuant to a new investment management contract, which is substantially identical to the terms of the Funds’ previous investment management agreement, approved by the shareholders of each Fund and the Board of Trustees. Pursuant to this new investment management agreement, Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2015, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million
0.80% over $100 million up to and including $500 million
0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Select Opportunity Fund	1.00%

December 31, 2015	106

Notes to Financial Statements

Expense Limitations: Forward Management has entered into an Expense Limitation Agreement with the Select Opportunity Fund, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of the Fund, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of the Fund. Following are the annual expense limitation rates and expiration dates for the Fund:

Fund	Investor Class	Institutional Class	Class A	Class C	End Date
Select Opportunity Fund	1.58%	1.23%	1.73%	2.18%	April 30, 2017

Pursuant to the Expense Limitation Agreement, the Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by the Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Select Opportunity Fund
Investor Class	$4,563	—	$4,563
Institutional Class	26,280	—	26,280
Class A	60,893	—	60,893
Class C	17,798	—	17,798

As of December 31, 2015, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2013	2014	2015	Total
International Real Estate Fund
Investor Class	$—	$—	$—	$—
Institutional Class	—	6,829	—	6,829
Class A	—	4,963	—	4,963
Class C	—	2,134	—	2,134
Advisor Class	—	653	—	653
Select Opportunity Fund
Investor Class	N/A	2,103	4,563	6,666
Institutional Class	37,598	42,546	26,280	106,424
Class A	23,259	46,586	60,893	130,738
Class C	N/A	3,700	17,798	21,498

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class B	Class C
Global Infrastructure Fund	0.25%	0.35	%(a)	0.75%	0.75%
International Real Estate Fund	0.25%	0.35	%(a)	N/A	0.75%
Real Estate Fund	0.25%	0.35	%(a)	N/A	0.75%
Real Estate Long/Short Fund	0.25%	0.35	%(a)	0.75%	0.75%
Select Income Fund	0.25%	0.35	%(a)	0.75%	0.75%
Select Opportunity Fund	0.25%	0.35%		N/A	0.75%

(a) The Fund is currently authorized to pay 0.25% with respect to Class A shares.

107	December 31, 2015

Notes to Financial Statements

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Global Infrastructure Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
International Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Real Estate Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Income Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Opportunity Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Forward Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2015, there were twelve Trustees, ten of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”), and no Advisory Board Members. The Funds pay Independent Trustees and Advisory Board members a retainer fee in the amount of $35,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee receive a special retainer fee in the amount of $25,000, $12,500 and $7,500, respectively per year (prior to April 1, 2015, the Chairman of the Board of Trustees received a special retainer fee in the amount of $15,000). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees and Advisory Board Members receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee or an Advisory Board Member, including for the transportation and other expenses that they incur in attending meetings.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers, Trustees and Advisory Board members are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

December 31, 2015	108

Notes to Financial Statements

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2015, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Infrastructure Fund	$57,662,928	$99,182,889
International Real Estate Fund	184,245,111	211,767,190
Real Estate Fund	48,688,187	80,691,897
Real Estate Long/Short Fund	57,666,499	56,168,744
Select Income Fund	610,672,050	860,273,367
Select Opportunity Fund	23,658,669	24,848,343

8. Tax Basis Information

Reclassifications: At December 31, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, expiration of capital loss carryforwards and differences in the book to tax treatment of certain investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Global Infrastructure Fund	$—	$(80,312)	$80,312
International Real Estate Fund	(319,827)	3,505,620	(3,185,793)
Real Estate Long/Short Fund	(2,064)	8,158	(6,094)
Select Income Fund	(12)	—	12
Select Opportunity Fund	(27,469)	11,461	16,008

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to partnerships, realization of unrealized gain/(losses) for tax purposes and the deferral of losses on wash sales. As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/( depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Global Infrastructure Fund	$46,618,564	$2,797,814	$(5,203,460)	$(2,405,646)
International Real Estate Fund	51,748,432	257,123	(4,451,531)	(4,194,408)
Real Estate Fund	42,528,960	12,607,567	(1,720,121)	10,887,446
Real Estate Long/Short Fund	69,531,105	12,580,755	(7,235,621)	5,345,134
Select Income Fund	1,178,440,479	148,570,823	(76,128,140)	72,442,683
Select Opportunity Fund	21,705,530	216,885	(3,717,057)	(3,500,172)

109	December 31, 2015

Notes to Financial Statements

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2016(a)	Expiring in 2017(a)	Expiring in 2018(a)	Short-Term(b)	Long-Term(b)
Global Infrastructure Fund	$3,342,497	$30,182,432	$24,061,967	$540,176	$—
International Real Estate Fund	67,712,152	60,639,639	3,986,802	9,012,317	5,974,471
Real Estate Fund(c)	561,668	—	—	—	—
Real Estate Long/Short Fund	43,166,119	107,182,629	—	—	—
Select Opportunity Fund	—	—	—	542,645	131,180

(a) Capital losses incurred prior to December 31, 2010 under pre-enactment law.

(b) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

(c) Subject to limitations under §382 of the Code.

Capital loss carryovers used during the year ended December 31, 2015 were:

Fund	Amount
Real Estate Fund	$(561,666)
Real Estate Long/Short Fund	(10,467,278)

The Funds elect to defer to the period ending December 31, 2016 capital losses and late-year ordinary losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Global Infrastructure Fund	$877,349	$109,494
International Real Estate Fund	3,209,804	—
Select Opportunity Fund	55,510	6,959

Tax Basis of Distributable Earnings: At December 31, 2015 the following components of accumulated earnings on a tax basis were as follows:

	Global Infrastructure Fund	International Real Estate Fund	Real Estate Fund	Real Estate Long/Short Fund
Post-October losses	$(877,349)	$(3,209,804)	$—	$—
Late year ordinary losses	(109,494)	—	—	—
Accumulated capital loss carryforwards	(58,127,072)	(147,325,381)	(561,668)	(150,348,748)
Undistributed ordinary income	37,631	322,314	246,470	35,713
Undistributed capital gains	—	—	237,868	—
Net unrealized appreciation/(depreciation) on foreign currency, written option contracts and securities sold short	3,077	(7,320)	—	(1,534,278)
Net unrealized appreciation/(depreciation) on investments	(2,405,646)	(4,194,408)	10,887,446	5,345,134
Other cumulative effect of timing differences	—	3,178	—	—

Total distributable earnings	$(61,478,853)	$(154,411,421)	$10,810,116	$(146,502,179)

December 31, 2015	110

Notes to Financial Statements

	Select Income Fund	Select Opportunity Fund
Post-October losses	$—	$(55,510)
Late year ordinary losses	—	(6,959)
Accumulated capital loss carryforwards	—	(673,825)
Undistributed capital gains	3,374,431	—
Net unrealized depreciation on foreign currency and securities sold short	(4,312,423)	(816)
Net unrealized appreciation/(depreciation) on investments	72,442,683	(3,500,172)
Other cumulative effect of timing differences	—	2,464

Total distributable earnings	$71,504,691	$(4,234,818)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
Global Infrastructure Fund	$1,005,711	$—	$—
International Real Estate Fund	2,447,490	—	—
Real Estate Fund	3,835,650	7,962,787	—
Real Estate Long/Short Fund	847,184	—	—
Select Income Fund	48,948,138	102,427,227	2,486,749
Select Opportunity Fund	540,645	—	65,149
The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Infrastructure Fund	$1,331,975	$—	$—
International Real Estate Fund	6,907,422	—	—
Real Estate Fund	4,888,358	2,463,705	—
Real Estate Long/Short Fund	605,965	—	—
Select Income Fund	74,987,736	52,828,576	—
Select Opportunity Fund	2,816,813	68,761	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

111	December 31, 2015

Notes to Financial Statements

During the year ended December 31, 2015, the Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment of the Select Income Fund in affiliated companies for the year ended December 31, 2015 were as follows:

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2015	Dividend Income	Realized Gain/(Loss)
Common Stocks
Armada Hoffler Properties, Inc.	1,320,000	—	(1,320,000)	—	$—	$525,715	$(1,364,696)
Campus Crest Communities, Inc.(a)	3,714,500	500	(2,215,000)	1,500,000	10,200,000	—	(9,491,817)
National Storage Affiliates Trust	—	2,120,900	(150,900)	1,970,000	33,746,100	1,145,106	585,964
Peak Resorts, Inc.	1,183,171	—	(600)	1,182,571	7,107,252	650,579	(1,218)
Trade Street Residential, Inc.	2,307,000	—	(2,307,000)	—	—	605,752	(896,023)

Total					$51,053,352	$2,927,152	$(11,167,790)

(a) This security no longer met the definition of an affiliated company as of December 31, 2015.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2015. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The followingTrustee and Officers Fees’ information applies to all Funds:

At a meeting of the Board of Trustees of the Trust held on January 26, 2016, the Trustees, including all of the Trusteed who are not “interested person” of the Trust (as that term is defined in the 1940 Act), approved on behalf of the

Trust an updated structure of compensation that will be effective for the fiscal year ending December 31, 2016. The Funds pay Independent Trustees and Advisory Board Members a retainer fee in the amount of $60,000 per year. The Funds pay Independent Trustees and Advisory Board Members the amount of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2015. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

December 31, 2015	112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

We have audited the accompanying statements of assets and liabilities of Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund and Forward Select Opportunity Fund (collectively, the “Funds”), including the portfolios of investments as of December 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the periods ended December 31, 2014 and prior were audited by other auditors whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2016

113	December 31, 2015

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Real Estate Fund	$7,962,787
Select Income Fund	102,427,227

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Global Infrastructure Fund	100.00%
International Real Estate Fund	17.71%
Real Estate Fund	1.81%
Real Estate Long/Short Fund	20.87%
Select Income Fund	10.88%
Select Opportunity Fund	44.79%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Global Infrastructure Fund	11.53%
Real Estate Fund	0.86%
Real Estate Long/Short Fund	7.75%
Select Income Fund	7.75%
Select Opportunity Fund	33.38%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2015 and December 31, 2015, respectively.

	Foreign Taxes Paid	Foreign Source Income
Global Infrastructure Fund	$165,601	$2,379,257
International Real Estate Fund	179,313	2,571,032

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Institutional Class	$0.851409	$1.974863	$0.043395	$2.869667	31.81%	66.57%	1.62%	100.00%
Investor Class	$0.783709	$1.950677	$0.039816	$2.774202	31.81%	66.57%	1.62%	100.00%
Class A	$0.774202	$1.950032	$0.039313	$2.763547	31.81%	66.57%	1.62%	100.00%
Class B	$0.668538	$1.919014	$0.033726	$2.621278	31.81%	66.57%	1.62%	100.00%
Class C	$0.680590	$1.920650	$0.034363	$2.635603	31.81%	66.57%	1.62%	100.00%
Advisor Class	$0.843957	$1.971323	$0.043001	$2.858281	31.81%	66.57%	1.62%	100.00%

December 31, 2015	114

Tax Information (Unaudited)

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Opportunity Fund
Institutional Class	$0.699716	—	$0.084317	$0.784033	89.25%	—	10.75%	100.00%
Investor Class	$0.626462	—	$0.075490	$0.701952	89.25%	—	10.75%	100.00%
Class A	$0.591761	—	$0.071309	$0.663070	89.25%	—	10.75%	100.00%
Class C	$0.492625	—	$0.059362	$0.551987	89.25%	—	10.75%	100.00%

115	December 31, 2015

Additional Company Information (Unaudited)

Management of Funds

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Forward Funds, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Forward Funds Trustee, President and Principal Executive Officer (since 2015) +	Managing Director of Salient (since 2002).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Forward Funds Trustee, Secretary (since 2015) +	President, Forward Securities, since 2015; Managing Director of Salient (since 2002).	30	None.

December 31, 2015	116

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Forward Funds Trustee (since 2012), Audit Committee Chairperson (since 2012)+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015) +	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) (since 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds), (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015) +	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).

117	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Forward Funds Trustee (since 2012)+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	27	None.

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015) +	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	29	The Endowment Funds (investment companies) (five funds) (since 2009); Babson Funds (eleven funds) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association, (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Forward Funds Trustee (since 2009), Nominating Committee Chairperson (since 2010)+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2015	118

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Forward Funds Trustee (since 2015); Compliance Committee Chairperson (since 2016)+	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Forward Funds Trustee (since 1998), Chairman of the Board (since 2005) +	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2010 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	27	Chairman and Director of SIFE Trust Fund (1978 to 2001).

G. Edward Powell Year of Birth: 1936	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC (2009 to 2012); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).

119	December 31, 2015

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Forward Funds Trustee (since 2015)+	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	Donald O’Connor and DeWitt F. Bowman served as Independent Trustees of the Forward Funds during the fiscal year ended December 31, 2015. Mr. O’Connor served from January 1, 2015 through his resignation on September 30, 2015. Mr. Bowman served from January 1, 2015 through June 9, 2015, from which date he continued to serve on the Board as an independent Advisory Trustee until his retirement on December 31, 2015.

+

Mr. Mardikian has served as Trustee to the Forward Funds since May 1, 2005. However, beginning on the date indicated in the chart, Mr. Mardikian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Forward Trust effective July 1, 2005. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012 and elected by shareholders of the Trust as a Trustee effective June 9, 2015. Mr. Gambs was appointed as a Trustee effective December 31, 2012 and elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Blaisdell, Carroll, Harris, Johnson, and Schwinger and Ms. Bonding were each elected by shareholders of the Forward Funds as a Trustee effective June 9, 2015. Messrs. Powell and Radcliffe were each appointed as a Trustee effective September 22, 2015.

(1)	As of December 31, 2015, the Fund Complex consisted of all open-end funds in the Trusts (27) and all public closed-end funds for which the Advisor or an affiliate of the Advisor serves as investment advisor (3).

December 31, 2015	120

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth*	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (Since 2012) Forward Funds Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities; Chief Compliance Officer, Forward Management (since 2015) Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009 to 2010; US Compliance Manager, Barclays Global Investors (2005 to 2008).

Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Forward Funds Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).

Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Forward Funds Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management (since 2015); President, Forward Funds (2015); Secretary, Forward Funds, 2012 to 2015; Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle Year of Birth: 1949	Forward Funds Treasurer and Principal Financial Officer (Since 2006)	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Kathryn A. Burns Year of Birth: 1976	Forward Funds Assistant Treasurer (Since 2014)	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

*	Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Forward Funds or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

121	December 31, 2015

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the security and confidentiality of your information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2015	122

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

K&L Gates LLP

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Frontier Strategy Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001953 031017

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has two “audit committee financial experts” serving on its audit committee, A. John Gambs and G. Edward Powell. Mr. Gambs and Mr. Powell are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $585,500 for the fiscal year ended December 31, 2015 and $762,140 for the fiscal year ended December 31, 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $34,450 for the fiscal year ended December 31, 2015 and $70,527 for the fiscal year ended December 31, 2014. These services consisted of annual independent pricing fees, review of legal proceedings and review of new accounting pronouncements.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $265,197 for the fiscal year ended December 31, 2015 and $184,482 for the fiscal year ended December 31, 2014. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2015 and NONE for the fiscal year ended December 31, 2014.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     Not applicable

(c)     100%

(d)     Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2015 and NONE for the fiscal year ended December 31, 2014.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit-99.(A)(1).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ John A. Blaisdell
John A. Blaisdell
President

Date:	March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
President

Date:	March 3, 2016

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 3, 2016